UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:    BlackRock Funds

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Emerging Markets Dividend Fund

BlackRock Energy & Resources Portfolio

BlackRock Flexible Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Opportunities Portfolio

BlackRock Managed Volatility Portfolio

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock U.S. Opportunities Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2014

Date of reporting period: 09/30/2014

Item 1 – Report to Stockholders

SEPTEMBER 30, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock FundsSM

„   BlackRock All-Cap Energy & Resources Portfolio

„   BlackRock Emerging Markets Dividend Fund

„   BlackRock Energy & Resources Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Shareholder Letter

Dear Shareholder,

The fourth quarter of 2013 was a generally strong period for most risk assets such as equities and high yield bonds even as investors grappled with uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. A prolonged debate over the U.S. debt ceiling and partial government shutdown roiled financial markets at the start of the period, but stocks quickly resumed their upward course once a compromise was struck in mid-October. Higher quality fixed income and emerging market investments, however, began to struggle as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes moved higher in the first half of 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however, as a number of developing economies showed signs of stress while facing the onset of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were assuaged by increasing evidence that the softer U.S. data was a temporary and weather-related trend, and forecasts pointed to growth picking up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings, increased merger-and-acquisition activity and, perhaps most importantly, a dovish tone from the Fed offering reassurance that no changes to short-term interest rates were on the horizon.

In the ongoing low-rate environment, investors looked to equities as a source of yield, pushing major indices to record levels. As stock prices continued to move higher, investors soon became wary of stretched valuations and a new theme emerged. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with market gains. In contrast, emerging market stocks benefited from the trend after having suffered heavy selling pressure earlier in the year.

Asset prices tend to be more vulnerable to bad news when investors believe valuations are high. Consequently, markets came under pressure in July as geopolitical turmoil intensified in Gaza, Iraq and Ukraine and financial troubles boiled over in Argentina and Portugal. Investors regained some confidence in August and, although volatility ticked up, markets briefly rebounded amid renewed comfort that the Fed would continue to keep rates low and hopes that the European Central Bank would increase stimulus. However, markets swiftly reversed in September as improving U.S. economic indicators raised the likelihood of the Fed increasing short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows. High valuations combined with impending rate hikes and tighter credit conditions stoked increasing volatility in financial markets. Escalating global risks added to uncertainty as the U.S. renewed its involvement in Iraq, the European Union imposed additional sanctions against Russia, and Scottish voters contemplated a referendum for the region’s independence from the UK. In this environment, most asset classes saw steep declines over the final month of the period.

U.S. large cap stocks were the strongest performers for the six- and 12-month periods ended Sep-tember 30, 2014, while U.S. small cap and international stocks lagged. Emerging market equities endured some hearty swings in sentiment during the period, yet the asset class generated modest gains. Most fixed income assets produced positive results even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

The economic and monetary environment has remained generally supportive of financial markets, although higher stock valuations combined with expectations for higher U.S. rates has caused volatility to rise, albeit from levels below the historical norm.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.42%	19.73%
U.S. small cap equities (Russell 2000® Index)	(5.46)	3.93
International equities (MSCI Europe, Australasia, Far East Index)	(2.03)	4.25
Emerging market equities (MSCI Emerging Markets Index)	2.87	4.30
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	3.42	4.29
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.21	3.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.21	8.29
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.50	7.19

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2014	BlackRock All-Cap Energy & Resources Portfolio

Investment Objective

BlackRock All-Cap Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Effective March 17, 2014, the Fund’s performance benchmarks changed from the S&P 500® Index and a customized weighted index, comprised of 70% Wilshire 5000 Modified Energy Cap Weighted Index and 30% MSCI All-Country World Energy Index, to solely the MSCI World Energy Index. The investment advisor believes that this change in the performance benchmark more accurately reflects the investment strategy of the Fund.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2014, the Fund underperformed the MSCI World Energy Index and its former benchmarks, the S&P 500® Index and the customized weighted index. The following discussion of relative performance pertains to the MSCI World Energy Index.

What factors influenced performance?

•

The Fund’s non-benchmark position in Cairn Energy PLC, a global oil & gas exploration & production company, detracted from performance. Cairn Energy PLC came under scrutiny from the Indian tax authority due to a matter relating to the 2006 initial public offering of the company’s Indian subsidiary, Cairn India. The Indian tax authority cited retrospective legislation introduced in 2012 regarding the taxation of indirect transfers of Indian assets as the reason for the investigation. The Fund retained its position in Cairn Energy PLC as the company maintained a strong asset base.

•

A non-benchmark position in Gulfport Energy Corp., a U.S.-based exploration & production company, also detracted from performance during the period. The company’s struggles with operational issues led to lower-than-expected production and caused it to miss its earnings forecast. The Fund’s underweight position in energy distributor The Williams Cos., Inc. hindered performance as the increasing need for pipelines in the United States helped drive the stock higher.

•

The Fund’s position in exploration & production companies operating in shale properties and unconventional extraction contributed to results, as these stocks outperformed during the 12-month period. Strong production growth and improved earnings forecasts were two prominent themes supporting the performance of this industry group. In addition, the U.S. government eased restrictions on the export of condensates (ultralight oil), granting two firms permission to begin exporting ultralight oil during the period. These trends led to positive relative performance due to the Fund’s overweight in U.S. exploration & production holdings such as Cimarex Energy Co., EOG Resources, Inc. and Cabot Oil & Gas Corp.

•

Cameron International Corp., an energy equipment & services company that manufactures oil and gas equipment, was among the largest contributors to positive performance. The Fund initiated a position in the stock during 2013 due in part to the investment advisor’s positive assessment of the company’s restructuring plan and diversified business lines. The company suffered from operational issues and missed analysts’ earnings expectations for several consecutive quarters during 2013, but the benefits of the restructuring began to feed through into its results and stock price performance during the 12-month period.

•

The stocks of many offshore and deep-water drillers came under continued pressure during the 12-month period. Many companies in the industry were forced to reduce their day rates (the equipment hire rate they receive per day) in order to remain competitive in an oversupplied market. As a result, the Fund’s underweights in companies such as Seadrill Ltd., Ensco PLC and Transocean Ltd. positively contributed to relative performance.

Describe recent portfolio activity.

•

The Fund rotated exposure among integrated oil & gas companies during the 12-month period. The Fund took some profits in Pioneer Natural Resources Co. and Southwestern Energy Co. following their strong performance in 2013, and initiated positions in the European companies Total SA and Statoil ASA. The Fund also added two new positions in Canada - Canadian Natural Resources Ltd. and Imperial Oil Ltd. - on the basis of their attractive valuations.

Describe portfolio positioning at period end.

•	Relative to the MSCI World Energy Index, the Fund maintained overweight positions in the oil & gas exploration & production segment and select integrated oil & gas companies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Chevron Corp.	10%
Royal Dutch Shell PLC, A Shares - ADR	10
Exxon Mobil Corp.	9
ConocoPhillips	6
Schlumberger Ltd.	5
Anadarko Petroleum Corp.	5
Total SA.	5
Halliburton Co.	4
TransCanada Corp.	3
EOG Resources, Inc.	3

Industry Allocation	Percent of Long-Term Investments

Oil, Gas & Consumable Fuels	89%
Energy Equipment & Services	11

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

4	BLACKROCK FUNDS	SEPTEMBER 30, 2014

BlackRock All-Cap Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

[3]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[4]

A blended benchmark is 70% Wilshire 5000 Modified Energy Index and 30% MSCI AC World Energy Index. The Wilshire 5000 Modified Energy Index measures performance of all US-headquartered equity securities in the energy sector with readily available price data. The free float-adjusted market-capitalization-weighted MSCI All-Country World Energy Index measures energy sector performance of developed and emerging markets.

[5]

An index comprised of the energy sector constituents of the MSCI World Index, a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. Effective March 17, 2014, the Fund now uses this index as its benchmark rather than the S&P 500® Index and a customized weighted index, comprised of 70% Wilshire 5000 Modified Energy Cap Weighted Index and 30% MSCI All-Country World Energy Index because management believes that this benchmark better represents the sector exposures of the Fund and is a more appropriate basis for evaluating performance.

[6]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2014
		Average Annual Total Returns[7]
		1 Year		5 Years		Since Inception[8]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.14%	7.16%	N/A	5.95%	N/A	8.05%	N/A
Service	2.00	6.72	N/A	5.54	N/A	7.63	N/A
Investor A	1.87	6.65	1.05%	5.49	4.35%	7.60	7.00%
Investor B	1.57	5.90	1.40	4.72	4.38	6.94	6.94
Investor C	1.56	5.96	4.96	4.74	4.74	6.84	6.84
S&P 500® Index	6.42	19.73	N/A	15.70	N/A	7.44	N/A
70% Wilshire 5000 Modified Energy Cap Weighted Index / 30% MSCI All-Country World Energy Index	5.57	15.85	N/A	12.42	N/A	10.79	N/A
MSCI World Energy Index	1.33	10.17	N/A	8.04	N/A	7.15	N/A

[7]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[8]	The Fund commenced operations on February 16, 2005.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[10]
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[9]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[9]	Annualized Expense Ratio
Institutional	$1,000.00	$1,021.40	$4.86	$1,000.00	$1,020.26	$4.86	0.96%
Service	$1,000.00	$1,020.00	$6.58	$1,000.00	$1,018.55	$6.58	1.30%
Investor A	$1,000.00	$1,018.70	$6.98	$1,000.00	$1,018.15	$6.98	1.38%
Investor B	$1,000.00	$1,015.70	$10.61	$1,000.00	$1,014.54	$10.61	2.10%
Investor C	$1,000.00	$1,015.60	$10.61	$1,000.00	$1,014.54	$10.61	2.10%

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	5

Fund Summary as of September 30, 2014	BlackRock Emerging Markets Dividend Fund

Investment Objective

BlackRock Emerging Markets Dividend Fund’s (the “Fund”) investment objective is primarily to seek investment income and, as a secondary objective, to seek capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2014, the Fund underperformed its benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

•

Relative to the benchmark index, stock selection in China detracted from the Fund’s performance, as did an underweight to India and an overweight and stock selection in Brazil. The largest individual detractor was the Russian energy company Lukoil OAO, which suffered due to geopolitical tensions in Russia and Ukraine. Relative performance was also pressured by the Fund’s zero-weighting in the Chinese internet portal Tencent Holdings Ltd., and its overweight position in the Chinese dairy producer Yashili International Holdings Ltd.

•

Conversely, stock selection in South Korea, South Africa and Poland contributed positively to relative performance. The largest individual contributors to returns included the Brazilian insurance company BB Seguridade Participacoes SA, SK Telecom Co. Ltd. in South Korea and the Thai bank Kasikornbank PCL. The use of foreign currency exchange contracts had a positive impact on performance.

Describe recent portfolio activity.

•

During the 12-month period, the Fund increased exposure to Taiwan, Poland and Indonesia and reduced its exposure to Brazil. At the sector level, the Fund increased exposure to information technology (“IT”) and financials while reducing exposure to telecommunication services

(“telecom”) and consumer staples. At the stock level, the Fund increased exposure to the Russian miner MMC Norilsk Nickel OJSC, Kasikornbank PCL and Taiwan Semiconductor Manufacturing Co. Ltd. The Fund also initiated positions in the Brazilian bank Itau Unibanco Holding SA, South Korean SK Telecom Co. Ltd., the Chinese paper products manufacturer Hengan International Group Co. Ltd. and the Taiwanese semiconductor company MediaTek, Inc.

•

The Fund reduced its positions in the Brazilian infrastructure company CCR SA and the telecom stock Philippine Long Distance Telephone Co. The Fund exited its position in the Indian auto manufacturer Tata Motors Ltd. given concerns about increased capital expenditures. In Brazil, the Fund sold positions in the exchange operator BM&F Bovespa SA, which was pressured by lighter trading volumes in both equities and derivatives, as well as the iron ore miner Vale SA, which faced weaker iron ore pricing and the impact of political uncertainty.

Describe portfolio positioning at period end.

•

The Fund ended the period with overweight positions in Thailand, Poland and Mexico relative to the MSCI Emerging Markets Index. The Fund’s largest underweights were in South Korea, India and China. The Fund’s underweight in South Korea reflected the low dividend yields available in that market. From a sector perspective, the Fund was overweight in industrials and underweight in IT and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	5%
Itau Unibanco Holding SA - ADR	4
Powszechny Zaklad Ubezpieczen SA.	4
Lukoil OAO - ADR	3
MMC Norilsk Nickel OJSC - ADR	3
SK Telecom Co. Ltd.	2
Kasikornbank PCL - NVDR	2
Hengan International Group Co. Ltd.	2
China Hongqiao Group Ltd.	2
BB Seguridade Participacoes SA.	2

Geographic Allocation	Percent of Long-Term Investments

Taiwan	14%
China	13
Brazil	11
South Africa	8
Mexico	8
Russia	7
Thailand	7
South Korea	6
Poland	5
Indonesia	4
Philippines	3
Other[1]	14

[1]	Includes holdings within countries that are 2% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

6	BLACKROCK FUNDS	SEPTEMBER 30, 2014

BlackRock Emerging Markets Dividend Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge. The Fund’s total returns prior to August 16, 2013, are the returns of the Fund when it followed different investment strategies under the name BlackRock China Fund.

[2]

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies domiciled in, or tied economically to, emerging market countries and at least 80% of its net assets (plus any borrowings for investment purposes) in dividend paying securities.

[3]

A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2014
		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	1.72%	1.06%	N/A	(2.10)%	N/A
Investor A	1.61	0.77	(4.53)%	(2.35)	(3.88)%
Investor C	1.32	0.10	(0.88)	(3.01)	(3.01)
MSCI Emerging Markets Index	2.87	4.30	N/A	(2.58)	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on April 29, 2011.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,017.20	$7.59	$1,000.00	$1,017.55	$7.59	1.50%
Investor A	$1,000.00	$1,016.10	$8.84	$1,000.00	$1,016.29	$8.85	1.75%
Investor C	$1,000.00	$1,013.20	$12.62	$1,000.00	$1,012.53	$12.61	2.50%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	7

Fund Summary as of September 30, 2014	BlackRock Energy & Resources Portfolio

Investment Objective

BlackRock Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Effective March 17, 2014, the Fund’s performance benchmarks changed from the S&P 500® Index and the Wilshire 5000 Modified Energy Equal Weighted Index, to solely the MSCI World Small and Mid-Cap Energy Index. The investment advisor believes that this change in the performance benchmark more accurately reflects the investment strategy of the Fund.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2014, the Fund’s Institutional and Investor A Shares outperformed the MSCI World Small and Mid-Cap Energy Index, while the Investor B and Investor C Shares underperformed. All share classes of the Fund underperformed the former benchmarks, the S&P 500® Index and the Wilshire 5000 Modified Energy Equal Weighted Index. The following discussion of relative performance pertains to the MSCI World Small and Mid-Cap Energy Index.

What factors influenced performance?

•

The Fund’s position in gas producer Painted Pony Petroleum Ltd. was the largest contributor to relative performance during the period. Better-than-expected results from the company’s enhanced well design drove strong share price performance. The company also announced robust results for the 2013 fiscal year and first half of 2014, and it upgraded 2014 production estimates for one of its key projects.

•

The Fund’s position in exploration & production companies operating in shale properties and unconventional extraction proved beneficial, as these stocks outperformed during the 12-month period. Strong production growth and improved earnings forecasts were two prominent themes supporting the performance of this industry group. In addition, the U.S. government eased restrictions on the export of condensates (ultralight oil), granting two firms permission to begin exporting ultralight oil during the period. These trends led to positive relative performance due to the Fund’s overweight in U.S. exploration & production holdings such as Clayton Williams Energy, Inc., Carrizo Oil & Gas, Inc. and Cimarex Energy Co.

•

The stocks of many offshore and deep-water drillers came under continued pressure during the 12-month period. Many companies in the industry were forced to reduce their day rates (the equipment hire rate they receive per day) in order to remain competitive in an oversupplied market. However, onshore drillers in the United States saw increased demand as unconventional production continued to grow. In this environment, the Fund’s overweight to the U.S. onshore oil services company Superior Energy Services, Inc. made a positive contribution to performance as the company delivered robust results for the first half of 2014, exceeding market expectations.

•

The Fund’s underweight in Cheniere Energy, Inc., a U.S. onshore oil services company, was the largest detractor from relative performance during the period. The company benefited from the increase in onshore production and improved sentiment following the U.S. government’s easing of restrictions on condensate oil exports. The Fund remained underweight in Cheniere Energy, Inc. given more appealing opportunities for exposure to these themes elsewhere in the equity market.

•

The Fund’s non-benchmark positions in engineering and construction company KBR, Inc. and global oil & gas exploration & production company Cairn Energy PLC also detracted from relative returns. Although poised to benefit from its U.S. petrochemical and liquid natural gas investments, KBR, Inc. struggled due to cost overruns relating to some of its legacy projects. The Fund exited its position in KBR, Inc. during the period. Cairn Energy PLC came under scrutiny from the Indian tax authority due to a matter relating to the 2006 initial public offering of the company’s Indian subsidiary, Cairn India. The Indian tax authority cited retrospective legislation introduced in 2012 regarding the taxation of indirect transfers of Indian assets as the reason for the investigation. The Fund has retained its position in Cairn Energy PLC as the company has a strong asset base.

Describe recent portfolio activity.

•

During the 12-month period, the Fund exited positions in construction & engineering companies Foster Wheeler AG and KBR, Inc. and initiated a position in oil services company Helmerich & Payne, Inc. The Fund reduced some of its positions in U.S. onshore exploration & production companies that had performed well, and initiated positions in the North American companies Encana Corp. and Cimarex Energy Co.

Describe portfolio positioning at period end.

•	Relative to the MSCI World Small and Mid-Cap Energy Index, the Fund maintained an overweight in exploration & production companies and an underweight in oil services companies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Superior Energy Services, Inc.	5%
Helmerich & Payne, Inc.	5
CONSOL Energy, Inc.	4
Cameron International Corp.	4
AltaGas Ltd.	4
Pioneer Natural Resources Co.	4
Southwestern Energy Co.	4
Cimarex Energy Co.	4
Encana Corp.	4
Cabot Oil & Gas Corp.	4

Industry Allocation	Percent of Long-Term Investments

Oil, Gas & Consumable Fuels	86%
Energy Equipment & Services	14

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

8	BLACKROCK FUNDS	SEPTEMBER 30, 2014

BlackRock Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

[3]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[4]

The customized Wilshire 5000 Modified Energy Index features the market-capitalization-weighted energy sector equities of the Wilshire 5000 Index without the six largest securities or securities with percentage market values below 0.01%.

[5]

An index comprised of the energy sector constituents of the MSCI World SMID Index, a free float-adjusted market capitalization weighted index designed to measure the equity market performance of the mid and small cap developed market. Effective March 17, 2014, the Fund now uses this index as its benchmark rather than the S&P 500® Index and the Wilshire 5000 Modified Energy Equal Weighted Index because management believes that this benchmark better represents the sector exposures of the Fund and is a more appropriate basis for evaluating performance.

Performance Summary for the Period Ended September 30, 2014
		Average Annual Total Returns[6]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(4.32)%	1.42%	N/A	4.11%	N/A	8.47%	N/A
Investor A	(4.46)	1.14	(4.17)%	3.76	2.65%	8.13	7.55%
Investor B	(4.85)	0.34	(4.16)	2.97	2.62	7.49	7.49
Investor C	(4.81)	0.38	(0.62)	3.00	3.00	7.34	7.34
S&P 500® Index	6.42	19.73	N/A	15.70	N/A	8.11	N/A
Wilshire 5000 Modified Energy Equal Weighted Index	1.22	19.02	N/A	15.66	N/A	13.85	N/A
MSCI World Small and Mid-Cap Energy Index	(3.90)	0.87	N/A	7.84	N/A	9.91	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$956.80	$4.81	$1,000.00	$1,020.16	$4.96	0.98%
Investor A	$1,000.00	$955.40	$6.27	$1,000.00	$1,018.65	$6.48	1.28%
Investor B	$1,000.00	$951.50	$10.27	$1,000.00	$1,014.54	$10.61	2.10%
Investor C	$1,000.00	$951.90	$9.84	$1,000.00	$1,014.99	$10.15	2.01%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	9

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Performance for the BlackRock Energy & Resources Portfolio for the periods prior to January 28, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with BlackRock Energy & Resources Portfolio on that date.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

10	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2014 and held through September 30, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower distributions paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	11

Schedule of Investments September 30, 2014	BlackRock All-Cap Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Energy Equipment & Services — 10.6%
Cameron International Corp. (a)	56,488	$3,749,673
Halliburton Co.	116,100	7,489,611
Schlumberger Ltd.	96,041	9,766,409

		21,005,693
Oil, Gas & Consumable Fuels — 87.6%
Anadarko Petroleum Corp.	95,900	9,728,096
BG Group PLC	223,825	4,131,974
Cabot Oil & Gas Corp.	127,200	4,158,168
Cairn Energy PLC (a)	498,200	1,420,982
Canadian Natural Resources Ltd.	125,700	4,883,439
Canadian Oil Sands Ltd.	79,904	1,474,009
Chevron Corp.	163,098	19,460,853
Cimarex Energy Co.	22,300	2,821,619
ConocoPhillips	156,300	11,960,076
CONSOL Energy, Inc.	61,230	2,318,168
Devon Energy Corp.	79,300	5,406,674
Enbridge, Inc.	61,200	2,929,534
Encana Corp.	249,400	5,295,533
EOG Resources, Inc.	57,540	5,697,611
Exxon Mobil Corp.	190,500	17,916,525
Imperial Oil Ltd.	52,800	2,494,440
Kosmos Energy Ltd. (a)	220,514	2,196,320
Murphy Oil Corp.	32,800	1,866,648
Noble Energy, Inc.	79,300	5,420,948

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Oil Search Ltd.	506,187	$3,950,693
Phillips 66	54,000	4,390,740
Pioneer Natural Resources Co.	27,500	5,416,675
Range Resources Corp.	71,900	4,875,539
Royal Dutch Shell PLC, A Shares — ADR	252,700	19,238,051
Southwestern Energy Co. (a)	134,900	4,714,755
Statoil ASA	147,312	4,010,684
Total SA	141,400	9,156,280
TransCanada Corp.	112,400	5,788,858

		173,123,892
Total Long-Term Investments (Cost — $162,824,501) — 98.2%		194,129,585

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (b)(c)	3,666,592	3,666,592
Total Short-Term Securities (Cost — $3,666,592) — 1.9%		3,666,592
Total Investments (Cost — $166,491,093) — 100.1%		197,796,177
Liabilities in Excess of Other Assets — (0.1)%		(193,029)

Net Assets — 100.0%		$197,603,148

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Investments in issuers considered to be affiliates of the Fund during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2013	Net Activity	Shares/ Beneficial Interest Held at September 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	6,884,032	(3,217,440)	3,666,592	$1,813
BlackRock Liquidity Series, LLC, Money Market Series	$4,708,251	$(4,708,251)	—	$23,058

(c)	Represents the current yield as of report date.

Portfolio Abbreviations
ADR	American Depositary Receipts	GDR	Global Depositary Receipts	USD	U.S. Dollar
CLP	Chilean Peso	NVDR	Non-Voting Depository Receipts	ZAR	South African Rand

See Notes to Financial Statements.

12	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Schedule of Investments (concluded)	BlackRock All-Cap Energy & Resources Portfolio

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$21,005,693	—	—	$21,005,693
Oil, Gas & Consumable Fuels	150,453,279	$22,670,613	—	173,123,892
Short-Term Securities	3,666,592	—	—	3,666,592
Total	$175,125,564	$22,670,613	—	$197,796,177

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of September 30, 2014, foreign currency at value of $109,598 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended September 30, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	13

Schedule of Investments September 30, 2014	BlackRock Emerging Markets Dividend Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Brazil — 10.6%
Ambev SA — ADR	8,856	$58,007
BB Seguridade Participacoes SA	7,966	105,085
CCR SA	7,100	49,020
Cyrela Brazil Realty SA Empreendimentos e Participacoes	1,959	9,884
Itau Unibanco Holding SA — ADR	12,470	173,084
Kroton Educacional SA	12,932	81,256
Marcopolo SA, Preference	44,228	72,095

		548,431
Cambodia — 1.1%
NagaCorp Ltd.	76,000	54,379
Chile — 1.5%
Banco de Chile — ADR	1,042	77,077
China — 12.4%
Beijing Capital International Airport Co. Ltd., H Shares China Hongqiao Group Ltd.	66,000 145,500	50,330 109,242
China Merchants Holdings International Co. Ltd.	18,432	56,928
China Petroleum & Chemical Corp., H Shares	111,000	97,085
Hengan International Group Co. Ltd.	11,500	113,135
Jiangsu Expressway Co. Ltd., H Shares	70,000	73,906
PetroChina Co. Ltd., H Shares	42,000	53,829
Want Want China Holdings Ltd.	64,000	79,913
Yashili International Holdings Ltd.	25,000	6,791

		641,159
Czech Republic — 1.0%
Komercni Banka AS	219	52,090
Hong Kong — 1.3%
Sands China Ltd.	12,800	66,775
India — 2.0%
Infosys Ltd. — ADR	1,668	100,897
Indonesia — 3.9%
Bank Central Asia Tbk PT	75,501	81,028
Bank Mandiri Persero Tbk PT	65,347	54,042
Media Nusantara Citra Tbk PT	174,109	45,635
Semen Indonesia Persero Tbk PT	15,582	19,686

		200,391
Kazakhstan — 0.4%
KCell JSC — GDR	1,523	21,657
Malaysia — 1.4%
DiGi.Com Bhd	40,200	71,700
Mexico — 7.6%
Bolsa Mexicana de Valores SAB de CV	32,061	68,894
Fibra Uno Administracion SA de CV	14,315	47,090
Grupo Aeroportuario del Pacifico SAB de CV, Class B	14,002	94,372
Grupo Aeroportuario del Sureste SAB de CV — ADR	431	55,379
Kimberly-Clark de Mexico SAB de CV, Class A	25,627	60,468
Mexico Real Estate Management SA de CV	38,645	68,194

		394,397
Peru — 1.4%
Credicorp Ltd.	486	74,548

Common Stocks	Shares	Value
Philippines — 3.1%
Alliance Global Group, Inc.	105,400	$60,932
Philippine Long Distance Telephone Co. — ADR	690	47,596
Robinsons Land Corp.	92,300	50,034

		158,562
Poland — 4.4%
Powszechna Kasa Oszczednosci Bank Polski SA	4,872	58,194
Powszechny Zaklad Ubezpieczen SA	1,180	171,135

		229,329
Portugal — 0.3%
Jeronimo Martins SGPS SA	1,166	12,831
Russia — 6.7%
Lukoil OAO — ADR	3,276	167,076
Magnit OJSC — GDR	955	55,161
MMC Norilsk Nickel OJSC — ADR	6,662	124,246

		346,483
South Africa — 8.0%
FirstRand Ltd.	20,660	78,619
Life Healthcare Group Holdings Ltd.	22,647	89,279
Mr. Price Group Ltd.	3,013	56,584
Sanlam Ltd.	14,467	83,494
Sasol Ltd.	923	50,060
Truworths International Ltd.	8,879	53,401

		411,437
South Korea — 4.3%
Grand Korea Leisure Co. Ltd.	1,943	77,037
SK Telecom Co. Ltd.	438	120,491
SK Telecom Co. Ltd. — ADR	715	21,693

		219,221
Taiwan — 12.8%
Cleanaway Co. Ltd.	5,000	25,061
Delta Electronics, Inc.	12,000	75,807
Far EasTone Telecommunications Co. Ltd.	36,000	69,019
MediaTek, Inc.	5,000	74,049
Quanta Computer, Inc.	18,000	45,690
Taiwan Cement Corp.	19,000	28,278
Taiwan Semiconductor Manufacturing Co. Ltd.	9,000	35,830
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	11,340	228,841
Tripod Technology Corp.	19,000	39,199
Yageo Corp.	79,000	39,152

		660,926
Thailand — 6.3%
Advanced Info Service PCL — NVDR	10,500	72,805
Bangkok Expressway PCL — NVDR	20,500	24,025
BEC World PCL — NVDR	62,400	90,312
Kasikornbank PCL — NVDR	15,700	113,555
Siam City Cement PCL — NVDR	2,000	26,769

		327,466
Turkey — 1.4%
BIM Birlesik Magazalar AS	1,908	39,944
Turk Traktor ve Ziraat Makineleri AS	995	30,788

		70,732

See Notes to Financial Statements.

14	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Emerging Markets Dividend Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United Arab Emirates — 1.1%
Dragon Oil PLC	5,879	$56,895
Total Common Stocks — 93.0%		4,797,383

Participation Notes (a)
Qatar — 0.5%
Deutsche Bank AG (Qatar Electricity & Water Co.), due 4/14/17 (a)	462	24,103
South Korea — 0.9%
Deutsche Bank AG (Hyundai Motor & Finance Co.), due 8/15/23	1,780	49,086
Total Participation Notes — 1.4%		73,189
Total Long-Term Investments (Cost — $4,737,670) — 94.4%		4,870,572

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (b)(c)	147,277	$147,277
Total Short-Term Securities (Cost — $147,277) — 2.8%		147,277
Total Investments (Cost — $4,884,947) — 97.2%		5,017,849
Other Assets Less Liabilities — 2.8%		142,998

Net Assets — 100.0%		$5,160,847

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2013	Net Activity	Shares Held at September 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	68,511	78,766	147,277	$53

(c)	Represents the current yield as of report date.

•	Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CLP	30,069,157	USD	50,647	BNP Paribas S.A.	10/22/14	$(477)
USD	52,050	CLP	30,069,157	Royal Bank of Scotland PLC	10/22/14	1,880
USD	234,759	ZAR	2,522,761	UBS AG	10/22/14	12,021
Total						$13,424

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	15

Schedule of Investments (concluded)	BlackRock Emerging Markets Dividend Fund

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Brazil	$548,431	—	—	$548,431
Cambodia	—	$54,379	—	54,379
Chile	77,077	—	—	77,077
China	—	641,159	—	641,159
Czech Republic	—	52,090	—	52,090
Hong Kong	—	66,775	—	66,775
India	100,897	—	—	100,897
Indonesia	—	200,391	—	200,391
Kazakhstan	21,657	—	—	21,657
Malaysia	—	71,700	—	71,700
Mexico	394,397	—	—	394,397
Peru	74,548	—	—	74,548
Philippines	47,596	110,966	—	158,562
Poland	—	229,329	—	229,329
Portugal	—	12,831	—	12,831
Russia	346,483	—	—	346,483
South Africa	—	411,437	—	411,437
South Korea	21,693	197,528	—	219,221
Taiwan	228,841	432,085	—	660,926
Thailand	50,794	276,672	—	327,466
Turkey	—	70,732	—	70,732
United Arab Emirates	—	56,895	—	56,895
Participation Notes:
Qatar	—	24,103	—	24,103
South Korea	—	49,086	—	49,086
Short-Term Securities	147,277	—	—	147,277

Total	$2,059,691	$2,958,158	—	$5,017,849

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Forward foreign currency exchange contracts	—	$13,901	—	$13,901
Liabilities:
Forward foreign currency exchange contracts	—	(477)	—	(477)

Total	—	$13,424	—	$13,424

[1] Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of September 30, 2014, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$3,601	—	—	$3,601
Foreign currency at value	4,216	—	—	4,216

Total	$7,817	—	—	$7,817

There were no transfers between levels during the year ended September 30, 2014.

See Notes to Financial Statements.

16	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Schedule of Investments September 30, 2014	BlackRock Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Commercial Services & Supplies — 0.0%
Republic Resources, Inc. (Acquired 7/18/97 to 2/24/99, cost $779,869) (a)(b)	28,750	—
Energy Equipment & Services — 13.6%
Cameron International Corp. (b)	342,800	$22,755,063
Helmerich & Payne, Inc.	249,300	24,398,991
Poseidon Concepts Corp. (b)	35,081	53
Superior Energy Services, Inc.	766,957	25,209,877

		72,363,984
Oil, Gas & Consumable Fuels — 84.9%
AltaGas Ltd.	526,200	22,218,847
Bellatrix Exploration Ltd. (b)	896,232	5,505,671
Cabot Oil & Gas Corp.	626,100	20,467,209
Cairn Energy PLC (b)	3,373,700	9,622,575
Canadian Oil Sands Ltd.	935,000	17,248,181
Carrizo Oil & Gas, Inc. (b)	234,800	12,636,936
Cimarex Energy Co.	168,510	21,321,570
CONSOL Energy, Inc.	615,100	23,287,686
Denbury Resources, Inc.	921,838	13,855,225
Encana Corp.	986,800	20,952,814
EnQuest PLC (b)	5,625,500	9,976,558
EOG Resources, Inc.	162,800	16,120,456
EQT Corp.	217,844	19,941,440
Genel Energy PLC (b)	321,000	4,365,536
Gulfport Energy Corp. (b)	180,935	9,661,929
Ithaca Energy, Inc. (b)	5,269,200	9,880,191
Kosmos Energy Ltd. (b)	1,830,088	18,227,676
Longview Energy Co. (Acquired 8/13/04, cost $1,281,000) (a)(b)	85,400	651,602
Murphy Oil Corp.	255,900	14,563,269
Noble Energy, Inc.	179,200	12,250,112
Oil Search Ltd.	2,493,400	19,460,514
Painted Pony Petroleum Ltd. (b)	1,290,800	14,464,521
Pioneer Natural Resources Co.	112,537	22,166,413
Range Resources Corp.	284,340	19,281,095
Rosetta Resources, Inc. (b)	387,900	17,284,824

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
RSP Permian, Inc. (b)	330,242	$8,440,985
SM Energy Co.	218,200	17,019,600
Southwestern Energy Co. (b)	610,300	21,329,985
Stone Energy Corp. (b)	435,438	13,655,336
Tourmaline Oil Corp. (b)	160,420	7,108,929
TransGlobe Energy Corp.	716,800	4,358,595
Ultra Petroleum Corp. (b)	255,500	5,942,930

		453,269,210
Total Common Stocks — 98.5%		525,633,194

Warrants (c)
Oil, Gas & Consumable Fuels — 0.0%
Magnum Hunter Resources Corp. (Issued/Exercisable 10/15/13, 1 Share for 1 Warrant, Expires 4/15/16, Strike Price $8.50)	235,700	2
Total Warrants — 0.0%		2
Total Long-Term Investments (Cost — $425,427,186) — 98.5%		525,633,196

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (d)(e)	9,547,958	9,547,958
Total Short-Term Securities (Cost — $9,547,958) — 1.8%		9,547,958
Total Investments (Cost — $434,975,144) — 100.3%		535,181,154
Liabilities in Excess of Other Assets — (0.3)%		(1,450,587)

Net Assets — 100.0%		$533,730,567

Notes to Schedule of Investments

(a)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $651,602 and an original cost of $2,060,869, which was 0.4% of its net assets.

(b)	Non-income producing security.

(c)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(d)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2013	Net Activity	Shares Held at September 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	14,345,070	(4,797,112)	9,547,958	$7,969

(e)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	17

Schedule of Investments (concluded)	BlackRock Energy & Resources Portfolio

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$72,363,931	$53	—	$72,363,984
Oil, Gas & Consumable Fuels	409,192,425	43,425,183	$651,602	453,269,210
Warrants	2	—	—	2
Short-Term Securities	9,547,958	—	—	9,547,958
Total	$491,104,316	$43,425,236	$651,602	$535,181,154

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of September 30, 2014, foreign currency at value of $58,256 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended September 30, 2014.

See Notes to Financial Statements.

18	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Statements of Assets and Liabilities

September 30, 2014	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Emerging Markets Dividend Fund	BlackRock Energy & Resources Portfolio

Assets
Investments at value — unaffiliated[1]	$194,129,585	$4,870,572	$525,633,196
Investments at value — affiliated[2]	3,666,592	147,277	9,547,958
Cash	—	3,601	—
Foreign currency at value[3]	109,598	4,216	58,256
Investments sold receivable	496	109,304	—
Unrealized appreciation on forward foreign currency exchange contracts	—	13,901	—
Capital shares sold receivable	130,191	29,288	335,197
Dividends receivable — unaffiliated	127,766	42,640	102,989
Dividends receivable — affiliated	40	4	349
Receivable from Manager	97	23,603	7
Prepaid expenses	16,898	13,147	24,387

Total assets	198,181,263	5,257,553	535,702,339

Liabilities
Investments purchased payable	—	17,062	—
Unrealized depreciation on forward foreign currency exchange contracts	—	477	—
Capital shares redeemed payable	170,547	2,208	1,065,339
Investment advisory fees payable	141,880	—	347,892
Transfer agent fees payable	107,325	1,440	269,390
Service and distribution fees payable	78,343	817	153,774
Professional fees payable	30,409	48,796	33,010
Other affiliates payable	17,515	—	45,381
Officer’s and Trustees’ fees payable	2,366	648	5,242
Other accrued expenses payable	29,730	25,258	51,744

Total liabilities	578,115	96,706	1,971,772

Net Assets	$197,603,148	$5,160,847	$533,730,567

Net Assets Consist of
Paid-in capital	$215,780,141	$5,627,292	$523,436,886
Undistributed (accumulated) net investment income (loss)	1,627,103	54,459	(1,998,731)
Accumulated net realized loss	(51,106,826)	(666,732)	(87,910,534)
Net unrealized appreciation/depreciation	31,302,730	145,828	100,202,946

Net Assets	$197,603,148	$5,160,847	$533,730,567

[1] Investments at cost — unaffiliated	$162,824,501	$4,737,670	$425,427,186
[2] Investments at cost — affiliated	$3,666,592	$147,277	$9,547,958
[3] Foreign currency at cost	$110,382	$4,202	$58,392

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	19

Statements of Assets and Liabilities (concluded)

September 30, 2014	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Emerging Markets Dividend Fund	BlackRock Energy & Resources Portfolio

Net Asset Value
Institutional
Net assets	$36,864,900	$2,773,961	$92,994,038

Shares outstanding[1]	2,267,847	316,970	2,454,211

Net asset value	$16.26	$8.75	$37.89

Service
Net assets	$2,045,710	—	—

Shares outstanding[1]	129,408	—	—

Net asset value	$15.81	—	—

Investor A
Net assets	$91,625,152	$1,886,848	$353,706,206

Shares outstanding[1]	5,808,336	216,521	10,786,410

Net asset value	$15.77	$8.71	$32.79

Investor B
Net assets	$3,934,591	—	$3,082,330

Shares outstanding[1]	263,905	—	129,739

Net asset value	$14.91	—	$23.76

Investor C
Net assets	$63,132,795	$500,038	$83,947,993

Shares outstanding[1]	4,225,921	57,837	3,563,155

Net asset value	$14.94	$8.65	$23.56

[1]	Unlimited shares authorized, $0.001 par value.

See Notes to Financial Statements.

20	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Statements of Operations

Year Ended September 30, 2014	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Emerging Markets Dividend Fund	BlackRock Energy & Resources Portfolio

Investment Income
Dividends — unaffiliated	$4,818,533	$210,830	$3,794,431
Dividends — affiliated	1,813	53	7,969
Other income — affiliated	26,012	894	982
Securities lending — affiliated — net	23,058	—	—
Foreign taxes withheld	(336,016)	(20,138)	(249,505)

Total income	4,533,400	191,639	3,553,877

Expenses
Investment advisory	1,613,748	47,964	4,538,607
Service and distribution — class specific	1,006,069	8,005	2,036,887
Transfer agent — class specific	336,266	4,745	996,530
Administration	161,375	3,597	443,346
Professional	80,935	151,690	80,490
Registration	59,774	39,950	59,221
Administration — class specific	53,866	1,198	151,414
Printing	25,996	23,848	31,598
Custodian	10,758	17,949	28,206
Officer and Trustees	9,398	3,643	20,942
Miscellaneous	25,292	32,603	28,586
Recoupment of past waived and/or reimbursed fees — class specific	32,878	—	11,988

Total expenses	3,416,355	335,192	8,427,815
Less fees waived by Manager	(12,818)	(47,964)	(14,451)
Less administration fees waived	—	(3,597)	—
Less administration fees waived — class specific	(27,424)	(1,198)	(8,469)
Less transfer agent fees waived — class specific	(5,037)	(340)	(2,043)
Less transfer agent fees reimbursed — class specific	(20,319)	(4,258)	(8,248)
Less expenses reimbursed by Manager	—	(197,538)	—

Total expenses after fees waived and/or reimbursed	3,350,757	80,297	8,394,604

Net investment income (loss)	1,182,643	111,342	(4,840,727)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	49,492,203	(118,835)	114,870,726
Foreign currency transactions	(88,827)	(8,065)	(64,192)

	49,403,376	(126,900)	114,806,534

Net change in unrealized appreciation/depreciation on:
Investments	(36,679,102)	21,689	(101,322,021)
Foreign currency translations	(2,432)	12,780	(3,215)

	(36,681,534)	34,469	(101,325,236)

Net realized and unrealized gain (loss)	12,721,842	(92,431)	13,481,298

Net Increase in Net Assets Resulting from Operations	$13,904,485	$18,911	$8,640,571

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	21

Statements of Changes in Net Assets

	BlackRock All-Cap Energy & Resources Portfolio		BlackRock Emerging Markets Dividend Fund		BlackRock Energy & Resources Portfolio
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013	2014	2013

Operations
Net investment income (loss)	$1,182,643	$240,598	$111,342	$70,383	$(4,840,727)	$(3,281,433)
Net realized gain (loss)	49,403,376	43,388,887	(126,900)	(367,588)	114,806,534	(122,591,564)
Net change in unrealized appreciation/depreciation	(36,681,534)	(17,065,324)	34,469	663,985	(101,325,236)	208,114,198

Net increase in net assets resulting from operations	13,904,485	26,564,161	18,911	366,780	8,640,571	82,241,201

Distributions to Shareholders From[1]
Net investment income:
Institutional	(243,720)	(50,085)	(84,952)	(35,294)	—	—
Service	(7,889)	—	—	—	—	—
Investor A	(428,293)	—	(44,272)	(5,061)	—	—
Investor C	—	—	(7,777)	(126)	—	—
Return of capital:
Institutional	—	—	—	—	—	(195,831)
Investor A	—	—	—	—	—	(591,849)
Investor B	—	—	—	—	—	(10,822)
Investor C	—	—	—	—	—	(201,151)

Decrease in net assets resulting from distributions to shareholders	(679,902)	(50,085)	(137,001)	(40,481)	—	(999,653)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(36,929,775)	(320,389,090)	1,020,647	1,188,900	(113,778,135)	(343,987,639)

Net Assets
Total increase (decrease) in net assets	(23,705,192)	(293,875,014)	902,557	1,515,199	(105,137,564)	(262,746,091)
Beginning of year	221,308,340	515,183,354	4,258,290	2,743,091	638,868,131	901,614,222

End of year	$197,603,148	$221,308,340	$5,160,847	$4,258,290	$533,730,567	$638,868,131

Undistributed (accumulated) net investment income (loss), end of year	$1,627,103	$242,171	$54,459	$88,183	$(1,998,731)	$(7,487,574)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

22	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Financial Highlights	BlackRock All-Cap Energy & Resources Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$15.28	$13.51	$12.14	$13.76	$12.46	$14.87	$13.20	$11.90	$13.49	$12.24

Net investment income (loss)[1]	0.19	0.06	0.05	0.01	0.02	0.12	0.02	0.00 [2]	(0.05)	(0.03)
Net realized and unrealized gain (loss)	0.90	1.71	1.32	(1.51)[3]	1.38 [3]	0.88	1.65	1.30	(1.47)[3]	1.35 [3]

Net increase (decrease) from investment operations	1.09	1.77	1.37	(1.50)	1.40	1.00	1.67	1.30	(1.52)	1.32

Distributions from net investment income[4]	(0.11)	(0.00)[5]	—	(0.12)	(0.10)	(0.06)	—	—	(0.07)	(0.07)

Net asset value, end of year	$16.26	$15.28	$13.51	$12.14	$13.76	$15.81	$14.87	$13.20	$11.90	$13.49

Total Return[6]
Based on net asset value	7.16%	13.13%	11.29%	(11.10)%[7]	11.32%[7]	6.72%	12.65%	10.93%	(11.36)%[7]	10.79%[7]

Ratios to Average Net Assets
Total expenses	1.00%	0.98%	0.95%	0.93%	0.94%	1.35%	1.34%	1.29%	1.27%	1.34%

Total expenses excluding recoupment of past waived and/or reimbursed fees	1.00%	0.98%	0.95%	0.91%	0.93%	1.35%	1.34%	1.29%	1.24%	1.27%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.96%	0.96%	0.94%	0.93%	0.93%	1.34%	1.33%	1.29%	1.26%	1.34%

Net investment income (loss)	1.15%	0.49%	0.34%	0.03%	0.16%	0.77%	0.17%	0.00%	(0.30)%	(0.25)%

Supplemental Data
Net assets, end of year (000)	$36,865	$35,726	$272,779	$400,269	$420,071	$2,046	$2,298	$3,828	$4,816	$4,231

Portfolio turnover rate	71%	28%	19%	22%	38%	71%	28%	19%	22%	38%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, assumes the reinvestment of distributions.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	23

Financial Highlights (continued)	BlackRock All-Cap Energy & Resources Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$14.85	$13.19	$11.90	$13.50	$12.24	$14.08	$12.59	$11.45	$13.03	$11.84

Net investment income (loss)[1]	0.12	0.02	(0.01)	(0.06)	(0.03)	(0.00)[2]	(0.08)	(0.11)	(0.18)	(0.13)
Net realized and unrealized gain (loss)	0.86	1.64	1.30	(1.47)[3]	1.35 [3]	0.83	1.57	1.25	(1.40)[3]	1.32 [3]

Net increase (decrease) from investment operations	0.98	1.66	1.29	(1.53)	1.32	0.83	1.49	1.14	(1.58)	1.19

Distributions from net investment income[4]	(0.06)	—	—	(0.07)	(0.06)	—	—	—	—	—

Net asset value, end of year	$15.77	$14.85	$13.19	$11.90	$13.50	$14.91	$14.08	$12.59	$11.45	$13.03

Total Return[5]
Based on net asset value	6.65%	12.59%	10.84%	(11.46)%[6]	10.84%[6]	5.90%	11.84%	9.96%	(12.13)%[6]	10.05%[6]

Ratios to Average Net Assets
Total expenses	1.40%	1.39%	1.35%	1.35%	1.34%	2.34%	2.28%	2.20%	2.11%	2.17%

Total expenses excluding recoupment of past waived and/or reimbursed fees	1.38%	1.37%	1.35%	1.28%	1.32%	2.33%	2.28%	2.19%	2.09%	2.16%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.38%	1.37%	1.34%	1.34%	1.34%	2.10%	2.10%	2.10%	2.10%	2.10%

Net investment income (loss)	0.73%	0.12%	(0.09)%	(0.38)%	(0.25)%	(0.02)%	(0.60)%	(0.83)%	(1.15)%	(1.03)%

Supplemental Data
Net assets, end of year (000)	$91,625	$103,388	$137,765	$187,017	$207,523	$3,935	$9,802	$15,162	$18,872	$27,113

Portfolio turnover rate	71%	28%	19%	22%	38%	71%	28%	19%	22%	38%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

24	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Financial Highlights (concluded)	BlackRock All-Cap Energy & Resources Portfolio

	Investor C
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$14.10	$12.62	$11.47	$13.04	$11.85

Net investment income (loss)[1]	0.00 [2]	(0.07)	(0.10)	(0.17)	(0.13)
Net realized and unrealized gain (loss)	0.84	1.55	1.25	(1.40)[3]	1.32 [3]

Net increase (decrease) from investment operations	0.84	1.48	1.15	(1.57)	1.19

Net asset value, end of year	$14.94	$14.10	$12.62	$11.47	$13.04

Total Return[4]
Based on net asset value	5.96%	11.73%	10.03%	(12.04)%[5]	10.04%[5]

Ratios to Average Net Assets
Total expenses	2.12%	2.12%	2.08%	2.05%	2.08%

Total expenses excluding recoupment of past waived and/or reimbursed fees	2.10%	2.12%	2.08%	2.03%	2.08%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.10%	2.09%	2.07%	2.04%	2.08%

Net investment income (loss)	0.00%	(0.59)%	(0.79)%	(1.08)%	(1.00)%

Supplemental Data
Net assets, end of year (000)	$63,133	$70,094	$85,649	$99,433	$116,401

Portfolio turnover rate	71%	28%	19%	22%	38%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	25

Financial Highlights	BlackRock Emerging Markets Dividend Fund

	Institutional				Investor A				Investor C
	Year Ended September 30,			Period April 29, 2011[1] to September 30, 2011	Year Ended September 30,			Period April 29, 2011[1] to September 30, 2011	Year Ended September 30,			Period April 29, 2011[1] to September 30, 2011
	2014	2013	2012		2014	2013	2012		2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$8.93	$7.79	$6.90	$10.00	$8.89	$7.77	$6.89	$10.00	$8.84	$7.72	$6.87	$10.00

Net investment income[2]	0.22	0.15	0.12	0.13	0.20	0.21	0.18	0.09	0.16	0.20	0.05	0.09
Net realized and unrealized gain (loss)	(0.12)	1.11	0.89	(3.23)	(0.13)	1.02	0.82	(3.20)	(0.15)	0.95	0.90	(3.22)

Net increase (decrease) from investment operations	0.10	1.26	1.01	(3.10)	0.07	1.23	1.00	(3.11)	0.01	1.15	0.95	(3.13)

Distributions from net investment income[3]	(0.28)	(0.12)	(0.12)	—	(0.25)	(0.11)	(0.12)	—	(0.20)	(0.03)	(0.10)	—

Net asset value, end of period	$8.75	$8.93	$7.79	$6.90	$8.71	$8.89	$7.77	$6.89	$8.65	$8.84	$7.72	$6.87

Total Return[4]
Based on net asset value	1.06%	16.15%[5]	14.82%	(31.00)%[6]	0.77%	15.82%[5]	14.64%	(31.10)%[6]	0.10%	14.95%[5]	13.95%	(31.30)%[6]

Ratios to Average Net Assets
Total expenses	6.72%[7]	7.54%	13.05%	9.67%[8,9]	7.17%[7]	8.33%	14.41%	12.18%[8,9]	8.11%[7]	9.53%	14.94%	11.73%[8,9]

Total expenses after fees waived and/or reimbursed	1.51%[7]	1.63%	1.65%	1.65%[9]	1.76%[7]	1.87%	1.90%	1.90%[9]	2.51%[7]	2.61%	2.65%	2.65%[9]

Net investment income	2.41%[7]	1.71%	1.55%	3.39%[9]	2.30%[7]	2.44%	2.24%	2.47%[9]	1.76%[7]	2.33%	0.60%	2.30%[9]

Supplemental Data
Net assets, end of period (000)	$2,774	$2,736	$2,355	$2,049	$1,887	$1,308	$360	$51	$500	$214	$28	$19

Portfolio turnover rate	71%	150%	40%	14%	71%	150%	40%	14%	71%	150%	40%	14%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]

Includes a payment from an affiliate related to securities lending which impacted the Fund’s total return. Not including this payment the Fund’s total return would have been 15.76%, 15.43% and 14.56% for the Institutional, Investor A and Investor C Shares, respectively.

[6]	Aggregate total return.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[8]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 13.81%, 18.86% and 16.54%, respectively.

[9]	Annualized.

See Notes to Financial Statements.

26	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Financial Highlights	BlackRock Energy & Resources Portfolio

	Institutional					Investor A
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$37.36	$32.87	$31.70	$34.98	$32.61	$32.42	$28.62	$27.73	$30.63	$28.67

Net investment income (loss)[1]	(0.17)	(0.04)	(0.16)	(0.08)	0.05	(0.25)	(0.11)	(0.24)	(0.20)	(0.12)
Net realized and unrealized gain (loss)	0.70	4.56	2.79	(2.68)	2.31	0.62	3.94	2.46	(2.34)	2.08

Net increase (decrease) from investment operations	0.53	4.52	2.63	(2.76)	2.36	0.37	3.83	2.22	(2.54)	1.96

Distributions from:[2]
Net investment income	—	—	(0.25)	(0.52)	—	—	—	(0.17)	(0.36)	—
Return of capital	—	(0.03)	(0.47)	—	—	—	(0.03)	(0.42)	—	—
Net realized gain	—	—	(0.74)	—	—	—	—	(0.74)	—	—

Total distributions	—	(0.03)	(1.46)	(0.52)	—	—	(0.03)	(1.33)	(0.36)	—

Redemption fees added to paid-in capital	—	—	—	0.00 [3]	0.01	—	—	—	0.00 [3]	0.00 [3]

Net asset value, end of year	$37.89	$37.36	$32.87	$31.70	$34.98	$32.79	$32.42	$28.62	$27.73	$30.63

Total Return[4]
Based on net asset value	1.42%	13.78%	7.76%	(8.28)%	7.27%[5,6]	1.14%	13.42%	7.41%	(8.61)%	6.84%[7,8]

Ratios to Average Net Assets
Total expenses	1.03%[9]	1.04%	0.99%	0.93%	0.97%	1.31%[9]	1.34%	1.34%	1.28%	1.35%

Total expenses excluding recoupment of past waived and/or reimbursed fees	1.03%[9]	1.03%	0.99%	0.93%	0.97%	1.31%[9]	1.33%	1.33%	1.26%	1.31%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.02%[9]	1.03%	0.99%	0.92%	0.97%	1.31%[9]	1.34%	1.34%	1.27%	1.35%

Net investment income (loss)	(0.43)%[9]	(0.11)%	(0.44)%	(0.18)%	0.13%	(0.72)%[9]	(0.38)%	(0.77)%	(0.52)%	(0.39)%

Supplemental Data
Net assets, end of year (000)	$92,994	$105,317	$222,034	$306,403	$274,009	$353,706	$425,568	$539,085	$632,030	$644,786

Portfolio turnover rate	56%	33%	15%	40%	16%	56%	33%	15%	40%	16%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is less than $0.005 per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.20%.

[6]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.

[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 6.77%.

[8]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	27

Financial Highlights (concluded)	BlackRock Energy & Resources Portfolio

	Investor B					Investor C
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$23.68	$21.07	$20.65	$22.86	$21.56	$23.47	$20.88	$20.55	$22.81	$21.51

Net investment loss[1]	(0.38)	(0.25)	(0.36)	(0.38)	(0.27)	(0.36)	(0.24)	(0.34)	(0.37)	(0.24)
Net realized and unrealized gain (loss)	0.46	2.89	1.87	(1.73)[2]	1.57 [2]	0.45	2.86	1.84	(1.69)[2]	1.54 [2]

Net increase (decrease) from investment operations	0.08	2.64	1.51	(2.11)	1.30	0.09	2.62	1.50	(2.06)	1.30

Distributions from:[3]
Net investment income	—	—	(0.06)	(0.10)	—	—	—	(0.09)	(0.20)	—
Return of capital	—	(0.03)	(0.29)	—	—	—	(0.03)	(0.34)	—	—
Net realized gain	—	—	(0.74)	—	—	—	—	(0.74)	—	—

Total distributions	—	(0.03)	(1.09)	(0.10)	—	—	(0.03)	(1.17)	(0.20)	—

Net asset value, end of year	$23.76	$23.68	$21.07	$20.65	$22.86	$23.56	$23.47	$20.88	$20.55	$22.81

Total Return[4]
Based on net asset value	0.34%	12.57%	6.63%	(9.33)%	6.03%[5,6]	0.38%	12.59%	6.57%	(9.25)%	6.04%[6,7]

Ratios to Average Net Assets
Total expenses	2.32%[8]	2.31%	2.16%	2.07%	2.10%	2.06%[8]	2.10%	2.07%	2.04%	2.06%

Total expenses excluding recoupment of past waived and/or reimbursed fees	2.31%[8]	2.30%	2.16%	2.03%	2.10%	2.05%[8]	2.10%	2.07%	1.99%	2.05%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.10%[8]	2.10%	2.10%	2.07%	2.09%	2.05%[8]	2.09%	2.07%	2.03%	2.05%

Net investment loss	(1.53)%[8]	(1.15)%	(1.56)%	(1.31)%	(1.17)%	(1.47)%[8]	(1.12)%	(1.50)%	(1.29)%	(1.07)%

Supplemental Data
Net assets, end of year (000)	$3,082	$4,576	$7,687	$16,450	$25,633	$83,948	$103,407	$132,808	$146,186	$142,490

Portfolio turnover rate	56%	33%	15%	40%	16%	56%	33%	15%	40%	16%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.94%.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.95%.

[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock All-Cap Energy & Resources Portfolio (“All-Cap Energy & Resources”), BlackRock Emerging Markets Dividend Fund (“Emerging Markets Dividend”) and BlackRock Energy & Resources Portfolio (“Energy & Resources”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. The Funds are classified as non-diversified; however, Emerging Markets Dividend intends to operate as a diversified fund.

Each Fund offers multiple classes of shares. Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at NAV each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

The Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Each Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the

BLACKROCK FUNDS	SEPTEMBER 30, 2014	29

Notes to Financial Statements (continued)

Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be “senior securities” for 1940 Act purposes, such Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of a Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, each Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

30	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. Distributions of capital gains are recorded on the ex-dividend date. The Portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Participation Notes: Emerging Markets Dividend may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer Emerging Markets Dividend a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow Emerging Markets Dividend to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, Emerging Markets Dividend the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by Emerging Markets Dividend as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Emerging Markets Dividend must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by Emerging Markets Dividend since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of September 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may

BLACKROCK FUNDS	SEPTEMBER 30, 2014	31

Notes to Financial Statements (continued)

impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Funds could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

Emerging Markets Dividend engages in various portfolio investment strategies using derivative contracts both to increase the returns of Emerging Markets Dividend and/or to economically hedge its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: Emerging Markets Dividend enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by Emerging Markets Dividend, help to manage the overall exposure to the currencies in which some of the investments held by Emerging Markets Dividend are denominated. The contract is marked-to-market daily and the change in market value is recorded by Emerging Markets Dividend as an unrealized gain or loss. When the contract is closed, Emerging Markets Dividend records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of Emerging Markets Dividend’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of September 30, 2014
		Value
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	$13,901	$477

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended September 30, 2014
	Net Realized Gain (Loss) from	Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency transactions/translations	$(4,446)	$13,424

For the year ended September 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Forward foreign currency exchange contracts:
Average number of contracts - USD purchased	2
Average number of contracts - USD sold	1
Average USD amounts purchased	$240,265
Average USD amounts sold	$93,684

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

32	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

In order to better define its contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between Emerging Markets Dividend and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, Emerging Markets Dividend may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event Emerging Markets Dividend’s net assets decline by a stated percentage or Emerging Markets Dividend fails to meet the terms of its ISDA Master Agreements. The result would cause Emerging Markets Dividend to accelerate payment of any net liability owed to the counterparty.

At September 30, 2014, Emerging Markets Dividend’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$13,901	$477

Total derivative assets and liabilities subject to a Master Netting Agreement (“MNA”)	$13,901	$477

The following table presents Emerging Markets Dividend’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by Emerging Markets Dividend as of September 30, 2014:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Royal Bank of Scotland PLC .	$1,880	—	—	—	$1,880
UBS AG	12,021	—	—	—	12,021

Total	$13,901	—	—	—	$13,901

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
BNP Paribas S.A.	$477	—	—	—	$477

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.
[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund, except Emerging Markets Dividend, pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.750%
$1 Billion - $2 Billion	0.700%
$2 Billion - $3 Billion	0.675%
Greater than $3 Billion	0.650%

BLACKROCK FUNDS	SEPTEMBER 30, 2014	33

Notes to Financial Statements (continued)

Emerging Markets Dividend pays the Manager a monthly fee based on a percentage of its average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	1.00%
$1 Billion - $3 Billion	0.94%
$3 Billion - $5 Billion	0.90%
$5 Billion - $10 Billion	0.87%
Greater than $10 Billion	0.85%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended September 30, 2014, the amounts waived were as follows:

All-Cap Energy & Resources	$3,388
Emerging Markets Dividend	$101
Energy & Resources	$14,451

The Manager, on behalf of each Fund, entered into sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B	Investor C
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the year ended September 30, 2014, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$5,223	$255,469	$66,961	$678,416	$1,006,069
Emerging Markets Dividend	—	$4,089	—	$3,916	$8,005
Energy & Resources	—	$1,020,846	$39,007	$977,034	$2,036,887

34	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2014, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Investor A	Investor C
All-Cap Energy & Resources	—	$6
Energy & Resources	$225	$22

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2014, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$486	$14,485	$2,010	$3,287	$20,268
Emerging Markets Dividend	$141	$120	—	$79	$340
Energy & Resources	$1,317	$34,678	$1,551	$2,848	$40,394

For the year ended September 30, 2014, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$17,738	$3,055	$187,304	$25,863	$102,306	$336,266
Emerging Markets Dividend	$889	—	$2,891	—	$965	$4,745
Energy & Resources	$137,050	—	$690,278	$16,269	$152,933	$996,530

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates. In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee — Class Specific
First $500 Million	0.075%	0.025%
$500 Million - $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

For the year ended September 30, 2014, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statements of Operations:

All-Cap Energy & Resources	$147,888
Emerging Markets Dividend	$1,198
Energy & Resources	$427,453

BLACKROCK FUNDS	SEPTEMBER 30, 2014	35

Notes to Financial Statements (continued)

For the year ended September 30, 2014, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$9,166	$523	$25,543	$1,676	$16,958	$53,866
Emerging Markets Dividend	$692	—	$408	—	$98	$1,198
Energy & Resources	$23,939	—	$102,066	$976	$24,433	$151,414

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	BlackRock	Institutional	Service	Investor A	Investor B	Investor C	Class R
All-Cap Energy & Resources	0.92%[1]	0.96%	1.38%	1.38%	2.10%	2.10%	1.83%[1]
Emerging Markets Dividend	N/A	1.50%	N/A	1.75%	N/A	2.50%	N/A
Energy & Resources	N/A	1.07%	1.38%[1]	1.38%	2.10%	2.10%	1.94%[1]

[1]	There were no shares outstanding as of September 30, 2014.

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2015, unless approved by the Board, including a majority of the Independent Trustees.

These amounts waived or reimbursed are included in fees waived by Manager, and shown as administration fees waived, administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and expenses reimbursed by Manager, respectively, in the Statements of Operations. For the year ended September 30, 2014, the Manager waived $9,430 and $47,863 of investment advisory fees for All-Cap Energy & Resources and Emerging Markets Dividend, respectively, which is included in fees waived by Manager.

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$6,702	$55	$10,111	$1,596	$8,960	$27,424
Emerging Markets Dividend	$692	—	$408	—	$98	$1,198
Energy & Resources	$6,140	—	—	$914	$1,415	$8,469

Transfer Agent Fees Waived
	Institutional		Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$486		$1,488	$2,009	$1,054	$5,037
Emerging Markets Dividend	$141		$120	—	$79	$340
Energy & Resources	$495		—	$1,548	—	$2,043

Transfer Agent Fees Reimbursed
	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$6,897	$10	$6	$12,181	$1,225	$20,319
Emerging Markets Dividend	$670	—	$2,719	—	$869	$4,258
Energy & Resources	$2,173	—	—	$6,075	—	$8,248

36	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2014, the Manager recouped the following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$2,757	$12	$15,182	$399	$14,528	$32,878
Energy & Resources	$1,566	—	$74	$508	$9,840	$11,988

On September 30, 2014, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires September 30,
	2015	2016
All-Cap Energy & Resources
Fund Level	$406	$9,430
Institutional	$25,585	$14,085
Service	—	$65
Investor A	$540	$11,605
Investor B	$22,079	$15,786
Investor C	$7,867	$11,239
Emerging Markets Dividend
Fund Level	$221,737	$248,998
Institutional	$1,750	$1,503
Investor A	$1,610	$3,247
Investor C	$461	$1,046
Energy & Resources
Institutional	—	$8,808
Investor B	$11,644	$8,537
Investor C	—	$1,415

The following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2014:

All-Cap Energy & Resources
Institutional	$5,934
Investor B	$16,607
Emerging Markets Dividend
Fund Level	$291,902
Institutional	$741
Investor A	$592
Investor C	$235
Energy & Resources
Investor B	$7,820

For the year ended September 30, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

All-Cap Energy & Resources	$7,903
Emerging Markets Dividend	$587
Energy & Resources	$22,519

BLACKROCK FUNDS	SEPTEMBER 30, 2014	37

Notes to Financial Statements (continued)

For the year ended September 30, 2014, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
All-Cap Energy & Resources	—	$1,991	$1,505
Emerging Markets Dividend	—	—	$32
Energy & Resources	$7,099	$4,031	$1,543

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, each Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income.

The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended September 30, 2014, All-Cap Energy & Resources paid BIM $6,000 for securities lending agent services.

The Funds recorded payments from an affiliate to compensate for foregone securities lending revenue, which is shown as other income — affiliated in the Statements of Operations.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended September 30, 2014, the purchase and sale transactions from an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
All-Cap Energy & Resources	$3,167,071	$2,520,785
Energy & Resources	$12,411,058	$4,208,994

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2014, were as follows:

	Purchases	Sales
All-Cap Energy & Resources	$148,068,950	$181,833,480
Emerging Markets Dividend	$4,118,414	$3,255,964
Energy & Resources	$329,645,756	$444,954,103

38	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on All-Cap Energy & Resources’ and Energy & Resources’ U.S. federal tax returns remains open for each of the four years ended September 30, 2014. The statute of limitations on Emerging Markets Dividend’s U.S. federal tax returns remains open for the period ended September 30, 2011 and the three years ended September 30, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

During the year ended September 30, 2014, Emerging Markets Dividend invested in certain Chinese securities “A-shares” available only to local Chinese investors and Qualified Foreign Institutional Investors “QFIIs” through China A-Share Access Products (“P-Notes”). Emerging Markets Dividend gained access to the A-share market through various unaffiliated QFIIs. Emerging Markets Dividend has indemnified the QFIIs (or their affiliates) for any taxes ultimately determined to be payable. Based upon its current interpretation of tax rules in China and application of fair value, Emerging Markets Dividend reduces realized gains for amounts withheld by the QFII for estimated taxes, and reduces unrealized gains for amounts expected to be payable to the QFII upon disposal of the shares by recording a deferred income tax liability at the statutory rate.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of September 30, 2014, the following permanent differences attributable to foreign currency transactions, the sale of stock of passive foreign investment companies and net operating losses were reclassified to the following accounts:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Paid-in capital	—	—	$(7,090,324)
Undistributed (accumulated) net investment income (loss)	$882,191	$(8,065)	$10,329,570
Accumulated net realized loss	$(882,191)	$8,065	$(3,239,246)

The tax character of distributions paid was as follows:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Ordinary income
9/30/14	$679,902	$137,001	—
9/30/13	50,085	40,481	—
Tax return of capital
9/30/14	—	—	—
9/30/13	—	—	$999,653
Total
9/30/14	$679,902	$137,001	—

9/30/13	$50,085	$40,481	$999,653

BLACKROCK FUNDS	SEPTEMBER 30, 2014	39

Notes to Financial Statements (continued)

As of September 30, 2014, the tax components of accumulated net losses were as follows:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Undistributed ordinary income	$1,627,599	$66,698	—
Capital loss carryforwards	(51,018,124)	(641,090)	$(87,909,363)
Net unrealized gains (losses)[1]	31,213,532	107,947	100,201,911
Qualified late-year losses[2]	—	—	(1,998,867)
Total	$(18,176,993)	$(466,445)	$10,293,681

[1]

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts.

[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of September 30, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
2018	$51,018,124	—	—
2019	—	$18,788	—
No expiration date[1]	—	622,302	$87,909,363
Total	$51,018,124	$641,090	$87,909,363

[1]	Must be utilized prior to losses subject to expiration.

During the year ended September 30, 2014, All-Cap Energy & Resources and Energy & Resources utilized capital loss carryforwards of $47,658,448 and $12,124,927, respectively.

As of September 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Tax cost	$166,579,794	$4,910,807	$434,976,315

Gross unrealized appreciation	$33,920,972	$350,231	$120,409,240
Gross unrealized depreciation	(2,704,589)	(243,189)	(20,204,401)

Net unrealized appreciation	$31,216,383	$107,042	$100,204,839

8. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the year ended September 30, 2014.

40	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

9. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of September 30, 2014, All-Cap Energy & Resources and Energy & Resources invested a significant portion of their assets in securities in the energy sector. Changes in economic conditions affecting such sector would have a greater impact on All-Cap Energy & Resources and Energy & Resources and could affect the value, income and/or liquidity of positions in such securities.

As of September 30, 2014, Emerging Markets Dividend had the following industry classifications:

Industry	Percent of Long-Term Investments
Banks	14%
Wireless Telecommunication Services	9
Oil, Gas & Consumable Fuels	9
Transportation Infrastructure	8
Insurance	7
Semiconductors & Semiconductor Equipment	7
Metals & Mining	5
Other[1]	41

[1]	All other industries held were each less than 5% of long-term investments.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	41

Notes to Financial Statements (continued)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013
All-Cap Energy & Resources	Shares	Amount	Shares	Amount
Institutional
Shares sold	646,900	$10,752,489	609,736	$8,327,536
Shares issued in reinvestment of distributions	15,019	206,142	3,624	48,053
Shares redeemed	(732,240)	(11,884,287)	(18,459,698)	(251,072,170)

Net decrease	(70,321)	$(925,656)	(17,846,338)	$(242,696,581)

Service
Shares sold	23,463	$375,705	11,893	$160,737
Shares issued in reinvestment of distributions	521	7,757	—	—
Shares redeemed	(49,100)	(757,516)	(147,367)	(1,963,145)

Net decrease	(25,116)	$(374,054)	(135,474)	$(1,802,408)

Investor A
Shares sold and automatic conversion of shares	958,490	$15,089,057	857,797	$11,617,915
Shares issued in reinvestment of distributions	28,029	439,558	—	—
Shares redeemed	(2,140,226)	(33,842,288)	(4,341,334)	(57,971,504)

Net decrease	(1,153,707)	$(18,313,673)	(3,483,537)	$(46,353,589)

Investor B
Shares sold	4,098	$60,909	4,373	$53,854
Shares redeemed and automatic conversion of shares	(436,554)	(6,458,408)	(512,064)	(6,549,791)

Net decrease	(432,456)	$(6,397,499)	(507,691)	$(6,495,937)

Investor C
Shares sold	271,508	$4,146,097	247,719	$3,143,188
Shares redeemed	(1,015,038)	(15,064,990)	(2,067,037)	(26,183,763)

Net decrease	(743,530)	$(10,918,893)	(1,819,318)	$(23,040,575)

Total Net Decrease	(2,425,130)	$(36,929,775)	(23,792,358)	$(320,389,090)

Emerging Markets Dividend
Institutional
Shares sold	14,124	$128,245	154,817	$1,426,951
Shares issued in reinvestment of distributions	391	3,458	83	736
Shares redeemed	(3,794)	(34,150)	(150,829)	(1,349,152)

Net increase	10,721	$97,553	4,071	$78,535

Investor A
Shares sold	106,687	$958,337	161,369	$1,438,208
Shares issued in reinvestment of distributions	4,316	38,037	392	3,443
Shares redeemed	(41,532)	(366,879)	(61,010)	(519,642)

Net increase	69,471	$629,495	100,751	$922,009

42	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Notes to Financial Statements (concluded)

	Year Ended September 30, 2014		Year Ended September 30, 2013
Emerging Market Dividend (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	34,522	$301,649	26,270	$236,210
Shares issued in reinvestment of distributions	840	7,376	7	58
Shares redeemed	(1,751)	(15,426)	(5,685)	(47,912)

Net increase	33,611	$293,599	20,592	$188,356

Total Net Increase	113,803	$1,020,647	125,414	$1,188,900

Energy & Resources
Institutional
Shares sold	725,115	$29,170,844	742,386	$25,044,510
Shares issued in reinvestment of distributions	—	—	4,497	146,688
Shares redeemed	(1,089,938)	(42,500,141)	(4,681,998)	(157,551,585)

Net decrease	(364,823)	$(13,329,297)	(3,935,115)	$(132,360,387)

Investor A
Shares sold and automatic conversion of shares	1,705,523	$59,839,840	1,979,712	$58,200,723
Shares issued in reinvestment of distributions	—	—	20,430	579,797
Shares redeemed	(4,044,870)	(138,244,319)	(7,709,607)	(225,348,532)

Net decrease	(2,339,347)	$(78,404,479)	(5,709,465)	$(166,568,012)

Investor B
Shares sold	2,941	$75,125	2,873	$60,212
Shares issued in reinvestment of distributions	—	—	501	10,444
Shares redeemed and automatic conversion of shares	(66,483)	(1,647,628)	(174,940)	(3,737,657)

Net decrease	(63,542)	$(1,572,503)	(171,566)	$(3,667,001)

Investor C
Shares sold	279,728	$7,033,404	423,372	$9,011,500
Shares issued in reinvestment of distributions	—	—	9,345	193,162
Shares redeemed	(1,122,560)	(27,505,260)	(2,385,985)	(50,596,901)

Net decrease	(842,832)	$(20,471,856)	(1,953,268)	$(41,392,239)

Total Net Decrease	(3,610,544)	$(113,778,135)	(11,769,414)	$(343,987,639)

At September 30, 2014, shares owned by affiliates of Emerging Markets Dividend were as follows:

Institutional	Investor A	Investor C
296,000	2,000	2,000

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock FundsSM and Shareholders of BlackRock All-Cap Energy & Resources Portfolio, BlackRock Emerging Markets Dividend Fund and BlackRock Energy & Resources Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock All-Cap Energy & Resources Portfolio, BlackRock Emerging Markets Dividend Fund, and BlackRock Energy & Resources Portfolio, each a portfolio comprising the BlackRock FundsSM (the “Funds”), as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock All-Cap Energy & Resources Portfolio, BlackRock Emerging Markets Dividend Fund, and BlackRock Energy & Resources Portfolio, each a portfolio comprising the BlackRock FundsSM, as of September 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 25, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds during the fiscal year ended September 30, 2014:

	Payable Date	Qualified Dividend Income for Individuals[1]	Distributions Qualifying for the Dividends Received Deduction for Corporations[1]	Foreign Source Income	Foreign Taxes Paid Per Share[3]
All-Cap Energy & Resources	12/06/13	100.00%	100.00%	—	—
Emerging Markets Dividend	12/18/13	77.89%[2]	—	76.89%[2]	$0.021489

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

[3]

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

44	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 24, 2014 (the “April Meeting”) and May 28-30, 2014 (the “May Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, on behalf of BlackRock All-Cap Energy & Resources Portfolio (“All-Cap Energy & Resources Portfolio”), BlackRock Emerging Markets Dividend Fund (“Emerging Markets Dividend Fund”) and BlackRock Energy & Resources Portfolio (“Energy & Resources Portfolio,” and together with All-Cap Energy & Resources Portfolio and Emerging Markets Dividend Fund, the “Funds”), each a series of the Trust. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL,” or the “Sub-Advisor”) with respect to All-Cap Energy & Resources Portfolio (the “All-Cap Energy & Resources Sub-Advisory Agreement”), the sub-advisory agreement between the Manager and BIL with respect to Emerging Markets Dividend Fund (the “Emerging Markets Dividend Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and BIL with respect to Energy & Resources Portfolio (the “Energy & Resources Portfolio Sub-Advisory Agreement”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The All-Cap Energy & Resources Sub-Advisory Agreement, the Emerging Markets Dividend Sub-Advisory Agreement and the Energy & Resources Portfolio Sub-Advisory Agreement are referred to herein as the “Sub-Advisory Agreements.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services, such as marketing and distribution, call center and fund accounting; (c) the Funds’ operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of BlackRock’s product pipeline, opportunities to consolidate funds and BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability, implementation of alternative investment strategies, investment performance, portfolio manager compensation and accountability, portfolio managers’ investments in the funds they manage, supplemental service agreements with third

BLACKROCK FUNDS	SEPTEMBER 30, 2014	45

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties) and management fee levels and breakpoints. The Board further considered the importance of: (i) BlackRock’s management organization; (ii) marketing support for the funds; (iii) services provided to the funds by BlackRock affiliates; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the fees and expenses of each Fund as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1 and, with respect to All-Cap Energy & Resources Portfolio and Energy & Resources Portfolio, a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to each Fund, the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to All-Cap Energy & Resources Portfolio, the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Emerging Markets Dividend Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Energy & Resources Portfolio, each for a one-year term ending June 30, 2015. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of the portfolio holdings of each Fund, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

46	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category and, with respect to All-Cap Energy & Resources Portfolio and Energy & Resources Portfolio, the customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that All-Cap Energy & Resources Portfolio ranked in the second, third and second quartiles against its Customized Lipper Peer Group for the one-, three- and five-year periods reported, respectively. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for the Fund. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three-year period and noted that they will monitor the Fund’s performance.

The Board noted that Emerging Markets Dividend Fund ranked in the second quartile against its Lipper Performance Universe for each of the one-year and since-inception periods reported.

The Board noted that Energy & Resources Portfolio ranked in the third, fourth and second quartiles against its Customized Lipper Peer Group for the one-, three- and five-year periods reported, respectively. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for the Fund. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and three-year periods. The Board was informed that, among other things, a primary driver of underperformance was that small cap energy companies have underperformed large-cap companies over both the one- and three-year periods, and the Fund emphasizes investment in small cap companies. The strong performance of oil and gas storage and transportation companies also contributed to the Fund’s underperformance as the Fund had an underweight to this subsector. Coal producers have been the worst performing segment of the sector, and the Fund’s large overweight in this area had the biggest impact on the three-year return.

The Board and BlackRock also discussed BlackRock’s strategy for improving Energy & Resources Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to improve the Fund’s performance. BlackRock and the Board previously had concurred, given the Fund’s poor historical performance, in changing the portfolio management team. Both BlackRock and the Board are hopeful that the change in portfolio management will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor the Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the

BLACKROCK FUNDS	SEPTEMBER 30, 2014	47

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that All-Cap Energy & Resources Portfolio’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board determined that the Fund’s contractual management fee rate and total expense ratio were appropriate in light of the median contractual management fee rate and total expense ratio paid by the Fund’s Expense Peers.

The Board noted that Emerging Markets Dividend Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers.

The Board noted that Energy & Resources Portfolio’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board determined that the Fund’s contractual management fee rate was appropriate in light of the median contractual management fee rate paid by the Fund’s Expense Peers.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on each Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Funds. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its

48	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to each Fund, the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to All-Cap Energy & Resources Portfolio, the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Emerging Markets Dividend Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Energy & Resources Portfolio, each for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	49

Officers and Trustees

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Ronald W. Forbes 1940	Co-Chairman of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 152 Portfolios	None
Rodney D. Johnson 1941	Co-Chairman of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 152 Portfolios	None
David O. Beim 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 152 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	115 RICs consisting of 234 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 152 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 152 Portfolios	None
Ian A. MacKinnon 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 152 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 152 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 152 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 152 Portfolios	None
Toby Rosenblatt 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 152 Portfolios	None

50	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 152 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005-2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 152 Portfolios	None

[1]  The address of each Trustee and Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]    Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[3]    Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Trustees[4]
Paul L. Audet 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 331 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 331 Portfolios	None

[4]    Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet, Dr. Fabozzi and Mr. Gabbay are also directors of the BlackRock registered closed-end funds and directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Directors on a case-by-case basis, as appropriate.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	51

Officers and Trustees (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective May 30, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Trust and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Trust.

Effective September 19, 2014, Brendan Kyne resigned as a Vice President of the Trust and Jennifer McGovern became a Vice President of the Trust.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisor BlackRock International Limited Edinburgh, Scotland EH3 8BL	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

52	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Additional Information

General Information
Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com

2)	Select “Access Your Account”

3)	Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	53

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

54	BLACKROCK FUNDS	SEPTEMBER 30, 2014

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Allcap-9/14-AR

SEPTEMBER 30, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock FundsSM

„   BlackRock Flexible Equity Fund

„   BlackRock Mid-Cap Growth Equity Portfolio

„   BlackRock Small Cap Growth Equity Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Shareholder Letter

Dear Shareholder,

The fourth quarter of 2013 was a generally strong period for most risk assets such as equities and high yield bonds even as investors grappled with uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. A prolonged debate over the U.S. debt ceiling and partial government shutdown roiled financial markets at the start of the period, but stocks quickly resumed their upward course once a compromise was struck in mid-October. Higher quality fixed income and emerging market investments, however, began to struggle as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes moved higher in the first half of 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however, as a number of developing economies showed signs of stress while facing the onset of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were assuaged by increasing evidence that the softer U.S. data was a temporary and weather-related trend, and forecasts pointed to growth picking up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings, increased merger-and-acquisition activity and, perhaps most importantly, a dovish tone from the Fed offering reassurance that no changes to short-term interest rates were on the horizon.

In the ongoing low-rate environment, investors looked to equities as a source of yield, pushing major indices to record levels. As stock prices continued to move higher, investors soon became wary of stretched valuations and a new theme emerged. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with market gains. In contrast, emerging market stocks benefited from the trend after having suffered heavy selling pressure earlier in the year.

Asset prices tend to be more vulnerable to bad news when investors believe valuations are high. Consequently, markets came under pressure in July as geopolitical turmoil intensified in Gaza, Iraq and Ukraine and financial troubles boiled over in Argentina and Portugal. Investors regained some confidence in August and, although volatility ticked up, markets briefly rebounded amid renewed comfort that the Fed would continue to keep rates low and hopes that the European Central Bank would increase stimulus. However, markets swiftly reversed in September as improving U.S. economic indicators raised the likelihood of the Fed increasing short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows. High valuations combined with impending rate hikes and tighter credit conditions stoked increasing volatility in financial markets. Escalating global risks added to uncertainty as the U.S. renewed its involvement in Iraq, the European Union imposed additional sanctions against Russia, and Scottish voters contemplated a referendum for the region’s independence from the UK. In this environment, most asset classes saw steep declines over the final month of the period.

U.S. large cap stocks were the strongest performers for the six- and 12-month periods ended September 30, 2014, while U.S. small cap and international stocks lagged. Emerging market equities endured some hearty swings in sentiment during the period, yet the asset class generated modest gains. Most fixed income assets produced positive results even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

The economic and monetary environment has remained generally supportive of financial markets, although higher stock valuations combined with expectations for higher U.S. rates has caused volatility to rise, albeit from levels below the historical norm.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.42%	19.73%
U.S. small cap equities (Russell 2000® Index)	(5.46)	3.93
International equities (MSCI Europe, Australasia, Far East Index)	(2.03)	4.25
Emerging market equities (MSCI Emerging Markets Index)	2.87	4.30
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.42	4.29
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	2.21	3.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.21	8.29
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.50	7.19

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2014	BlackRock Flexible Equity Fund

Investment Objective

BlackRock Flexible Equity Fund’s (the “Fund”) investment objective is to seek to achieve long-term total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2014, the Fund underperformed its benchmark, the S&P 500® Index.

What factors influenced performance?

•

In a strong equity market, the Fund’s underperformance was due largely to its defensive positioning via allocations to cash and gold, as well as a short position in equity index futures. Among individual stocks, the Fund’s holdings in the broadcasting industry, including Sinclair Broadcast Group, Inc., Nexstar Broadcasting Group, Inc. and Media General, Inc., underperformed due to competitive threats and regulatory uncertainty. Nevertheless, the Fund increased its position in these stocks on price weakness throughout the period, as the outlook for free cash flow generation remained attractive. Weakness in select holdings such as Japan Airlines Co. Ltd., Gulfport Energy Corp. and Noble Corp. also detracted from performance.

•

Security selection in the information technology (“IT”) sector made a positive contribution to relative performance, with a large position in Google, Inc. helping to buoy results. Additionally, the semiconductor manufacturer Micron Technology, Inc. gained ground as better pricing for its chips fueled robust earnings results. Elsewhere, a position in the educational publisher Houghton Mifflin Harcourt Co. provided a lift to performance. The recently restructured company emerged from bankruptcy to deliver solid growth and maintain its leadership position in the education publishing industry. The managed care provider United HealthGroup, Inc. also boosted results amid the broader outperformance for the health care sector.

Describe recent portfolio activity.

•

The investment advisor made meaningful changes to the Fund’s portfolio during the course of the 12-month period. The investment advisor used market strength of the fourth quarter of 2013 and early first quarter of 2014 to take profits in many portfolio holdings that had reached or were nearing price targets, including Expedia, Inc., Discover Financial Services and WestJet Airlines Ltd. The Fund also reduced exposure to top holdings such as Google, Inc., American International Group, Inc. and CF Industries Holdings, Inc. and eliminated select holdings where the original investment thesis failed to materialize, such as Noble Corp. and General Motors Co.

•

Proceeds from these sales were primarily used to add several new, high-conviction positions that are classified as consumer discretionary stocks, but represent unique investment insights across a variety of non-related industries. These included publishing, online travel and broadcasting.

•	Also during the period, the Fund added to short positions in equity index futures and increased its allocation to cash.

Describe portfolio positioning at period end.

•

At period end, the Fund was overweight in the consumer discretionary and energy sectors, and it held substantial exposure to non-equity assets in the forms of cash and short equity index futures to help offset risk. Conversely, the Fund had virtually no exposure to defensive sectors such as utilities, telecommunication services or consumer staples, and it was underweight in IT, health care and financials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Sinclair Broadcast Group, Inc., Class A	9%
Japan Airlines Co. Ltd.	7
Suncor Energy, Inc.	6
UnitedHealth Group, Inc.	6
Nexstar Broadcasting Group, Inc., Class A	6
Houghton Mifflin Harcourt Co.	5
Orbitz Worldwide, Inc.	5
Metro AG	4
FNF Group	4
Micron Technology, Inc.	4

Sector Allocation	Percent of Long-Term Investments

Consumer Discretionary	30%
Information Technology	16
Energy	16
Financials	13
Industrials	8
Health Care	7
Consumer Staples	4
Investment Companies	3
Materials	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	BLACKROCK FUNDS	SEPTEMBER 30, 2014

BlackRock Flexible Equity Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and equity-like securities and instruments with similar economic characteristics. The Fund seeks to invest in securities issued by North American companies. The Fund may invest in companies of any market capitalization size, style, or sector. The Fund’s total return prior to July 31, 2012 are the returns of the Fund when it followed a different investment strategy.

[3]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended September 30, 2014
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(0.34)%	5.76%	N/A	10.52%	N/A	7.14%	N/A
Service	(0.42)	5.45	N/A	10.18	N/A	6.84	N/A
Investor A	(0.50)	5.46	(0.08)%	10.17	8.99%	6.83	6.26%
Investor B	(0.86)	4.68	0.18	9.33	9.04	6.18	6.18
Investor C	(0.87)	4.67	3.67	9.34	9.34	6.02	6.02
Class R	(0.62)	5.05	N/A	9.85	N/A	6.76	N/A
S&P 500® Index	6.42	19.73	N/A	15.70	N/A	8.11	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$996.60	$4.70	$1,000.00	$1,020.36	$4.76	0.94%
Service	$1,000.00	$995.80	$6.25	$1,000.00	$1,018.80	$6.33	1.25%
Investor A	$1,000.00	$995.00	$6.30	$1,000.00	$1,018.75	$6.38	1.26%
Investor B	$1,000.00	$991.40	$10.13	$1,000.00	$1,014.89	$10.25	2.03%
Investor C	$1,000.00	$991.30	$10.13	$1,000.00	$1,014.89	$10.25	2.03%
Class R	$1,000.00	$993.80	$8.10	$1,000.00	$1,016.95	$8.19	1.62%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	5

Fund Summary as of September 30, 2014	BlackRock Mid-Cap Growth Equity Portfolio

Investment Objective

BlackRock Mid-Cap Growth Equity Portfolio’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2014, the Fund’s Institutional Shares outperformed the benchmark, the Russell Midcap® Growth Index, while Investor A Shares performed in line with the benchmark and the Service, Investor B, Investor C and Class R Shares underperformed the benchmark.

What factors influenced performance?

•

Relative performance was supported by favorable stock selection in the consumer discretionary sector, led by internet & catalog retail holdings. Additional contributions came from health care, particularly health care technology and life sciences tools & services, as well as from financials, namely diversified financial services.

•

In consumer discretionary, the Fund’s outperformance was led by internet & catalog retail holdings Vipshop Holdings Ltd. and Liberty Ventures. Shares of Chinese off-price retailer Vipshop surged as the company continued to deliver strong revenue growth and raise guidance above expectations, capitalizing on the massive opportunity in e-commerce in China. Liberty Ventures outperformed as its investments in TripAdvisor, Inc. and Expedia, Inc. appreciated and the markets began to price in a greater return on the company’s private investment initiatives.

•

Other notable individual contributors included Spirit Airlines, Inc., Jazz Pharmaceuticals PLC and Under Armour, Inc. Spirit Airlines outperformed following better-than-expected earnings resulting from the company’s industry-leading level of profitability, aggressive yet balanced capacity growth plans, and further opportunity to drive ancillary revenues through non-traditional fees. Broader consolidation in the U.S. airline industry and lower jet fuel prices over the latter part of the reporting period were additional tailwinds. Jazz Pharmaceuticals shares rose on continued strong sales execution and the potential for the company to implement an accretive mergers & acquisition strategy. Under Armour outperformed as the company’s second-quarter results beat expectations, supported by accelerating revenue growth in its core apparel business segment. In addition, the company’s international revenues grew 80%, suggesting early success in large and underpenetrated markets.

•

Conversely, the Fund’s energy holdings constrained relative performance, in particular positions in oil, gas & consumable fuels. Laredo Petroleum, Inc. was a leading individual detractor as the company had missteps with respect to executing its shift to a horizontal drilling program in the Permian shale basin, which created unexpected production delays and a slight overrun in costs. The stock came under further pressure from the decline in crude oil prices in the latter part of the reporting period.

•

The Fund’s information technology (“IT”) holdings detracted as well, with software and internet software & services holdings the main sources of weakness. The IT sector was acutely affected by the mass rotation out of high-growth stocks in March and April 2014, with internet and social media-based players among the hardest hit. The reversal exacted the greatest toll on the stronger performers of 2013, a number of which were held in the Fund. A position in Chinese online media company SINA Corp. was a notable laggard amid a confluence of factors, including concerns about growth in China; the larger decline in high-growth technology names; worries about user growth for the company’s social media platform Weibo as well as 2014 margins; and, finally, the turmoil in emerging markets.

•	Additional individual detractors included Lumber Liquidators Holdings, Inc., Schibsted ASA and Core Laboratories NV.

Describe recent portfolio activity.

•

On a sector basis, the most notable increase was with respect to the Fund’s health care exposure, via additions in biotechnology and pharmaceuticals. The allocations to both consumer staples and financials increased as well. The largest decrease was with respect to the IT sector, where the Fund trimmed holdings within the software and internet software & services industries. Exposure to energy stocks was also reduced.

Describe portfolio positioning at period end.

•

As of period end, the Fund’s largest sector overweights relative to the Russell Midcap® Growth Index were in consumer discretionary and health care, while the most notable underweights were in materials and energy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Liberty Ventures, Series A	3%
United Therapeutics Corp.	3
Schibsted ASA	3
LinkedIn Corp., Class A	3
Netflix, Inc.	3
Moody’s Corp.	3
Catalent, Inc.	3
FleetCor Technologies, Inc.	3
BioMarin Pharmaceutical, Inc.	3
Alliance Data Systems Corp.	3

Sector Allocation	Percent of Long-Term Investments

Consumer Discretionary	33%
Health Care	19
Industrials	16
Information Technology	16
Financials	7
Consumer Staples	4
Telecommunication Services	3
Energy	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

6	BLACKROCK FUNDS	SEPTEMBER 30, 2014

BlackRock Mid-Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization companies, which Fund management believes have above-average earnings growth potential.

[3]

The unmanaged index consists of the bottom 800 securities of the Russell 1000 Index with greater-than-average growth orientation as ranked by total market capitalization. They generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2014
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.08%	14.70%	N/A	15.27%	N/A	9.22%	N/A
Service	1.81	14.11	N/A	14.75	N/A	8.82	N/A
Investor A	1.94	14.38	8.38%	14.87	13.64%	8.79	8.21%
Investor B	1.54	13.47	9.30	13.97	13.73	8.14	8.14
Investor C	1.54	13.42	12.50	13.98	13.98	7.97	7.97
Class R	1.83	14.03	N/A	14.66	N/A	8.65	N/A
Russell Midcap® Growth Index	3.61	14.43	N/A	17.12	N/A	10.24	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,020.80	$5.52	$1,000.00	$1,019.60	$5.52	1.09%
Service	$1,000.00	$1,018.10	$7.99	$1,000.00	$1,017.15	$7.99	1.58%
Investor A	$1,000.00	$1,019.40	$7.04	$1,000.00	$1,018.10	$7.03	1.39%
Investor B	$1,000.00	$1,015.40	$10.91	$1,000.00	$1,014.24	$10.91	2.16%
Investor C	$1,000.00	$1,015.40	$10.91	$1,000.00	$1,014.24	$10.91	2.16%
Class R	$1,000.00	$1,018.30	$8.35	$1,000.00	$1,016.80	$8.34	1.65%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	7

Fund Summary as of September 30, 2014	BlackRock Small Cap Growth Equity Portfolio

Investment Objective

BlackRock Small Cap Growth Equity Portfolio’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2014, the Fund outperformed its benchmark, the Russell 2000® Growth Index.

What factors influenced performance?

•

The Fund’s outperformance was attributable mostly to stock selection within the health care and industrials sectors. Within health care, a position in biopharmaceutical firm Gentium SpA appreciated substantially throughout the period, driven by several factors including better-than-expected third-quarter earnings, the company’s main vascular drug Defibrotide (Defitelio) receiving the European Medicines Agency’s orphan drug designation, and the company’s acceptance of a takeover bid from Jazz Pharmaceuticals. The Fund’s position in specialty pharmaceutical company Santarus also contributed positively to performance after the company accepted a takeover bid from Salix Pharmaceuticals. Within industrials, a position in railcar manufacturer The Greenbrier Cos., Inc. appreciated significantly over the period on consistent and heavy railcar demand driven by the shale oil and gas revolution, as well as strong intermodal well car demand from the automobile and housing markets.

•

Conversely, stock selection within the information technology (“IT”) and consumer discretionary sectors detracted from performance. Within IT, the Fund’s position in NIC, Inc., the nation’s leading provider of official government websites, detracted the most from performance after the company missed fourth quarter earnings estimates and issued disappointing

2014 revenue guidance, citing weaker-than-expected client demand. A position in business pricing and revenue optimization software company PROS Holdings, Inc. fell sharply over the period given disappointing quarterly results and forecasts. The company cited higher-than-expected operating costs from its acquisitions of software companies Cameleon Software and SignalDemand. Within consumer discretionary, home appliance and equipment retailer Sears Hometown & Outlet Stores, Inc. detracted from performance after the company reported disappointing earnings for several quarters and lowered forward earnings estimates for 2014. The company continued to struggle with sales due in part to its no longer selling consumer electronics in its Hometown stores, high promotional activity from competitors, and weakening margins for appliances in its outlet stores.

Describe recent portfolio activity.

•	During the 12-month period, the Fund’s weightings in the materials and energy sectors increased while the weightings in industrials and health care decreased.

Describe portfolio positioning at period end.

•	Relative to the Russell 2000® Growth Index, the Fund’s most significant sector overweight as of period end was energy and the most significant underweight was consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Team Health Holdings, Inc.	2%
Aspen Technology, Inc.	2
Manhattan Associates, Inc.	2
The Greenbrier Cos., Inc.	2
Syntel, Inc.	2
Skechers U.S.A., Inc., Class A	2
DuPont Fabros Technology, Inc.	2
Sonus Networks, Inc.	2
Bonanza Creek Energy, Inc.	2
Spansion, Inc., Class A	2

Sector Allocation	Percent of Long-Term Investments

Information Technology	28%
Health Care	20
Consumer Discretionary	14
Industrials	14
Financials	8
Energy	7
Materials	6
Consumer Staples	2
Telecommunication Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

8	BLACKROCK FUNDS	SEPTEMBER 30, 2014

BlackRock Small Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies and at least 80% of its net assets (plus any borrowings for investment purposes) in securities or instruments of issuers located in the United States.

[3]

The unmanaged Russell 2000® Growth Index measures performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2014
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(3.43)%	8.90%	N/A	14.88%	N/A	9.91%	N/A
Service	(3.56)	8.62	N/A	14.56	N/A	9.62	N/A
Investor A	(3.57)	8.60	2.90%	14.49	13.26%	9.53	8.94%
Investor B	(3.94)	7.73	4.88	13.50	13.27	8.78	8.78
Investor C	(3.98)	7.73	7.11	13.51	13.51	8.59	8.59
Russell 2000® Growth Index	(4.51)	3.79	N/A	15.51	N/A	9.03	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$965.70	$4.09	$1,000.00	$1,020.91	$4.20	0.83%
Service	$1,000.00	$964.40	$5.61	$1,000.00	$1,019.35	$5.77	1.14%
Investor A	$1,000.00	$964.30	$5.66	$1,000.00	$1,019.30	$5.82	1.15%
Investor B	$1,000.00	$960.60	$9.78	$1,000.00	$1,015.09	$10.05	1.99%
Investor C	$1,000.00	$960.20	$9.58	$1,000.00	$1,015.29	$9.85	1.95%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	9

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to October 2, 2006, Class R performance results of BlackRock Mid-Cap Growth Equity Portfolio are those of Institutional Shares (which have no distribution or service fees) restated

to reflect Class R Share fees. Prior to July 30, 2010, Class R performance results of BlackRock Flexible Equity Fund are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Performance for BlackRock Flexible Equity Fund for the periods prior to January 31, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with BlackRock Flexible Equity Fund on that date.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements.

10	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2014 and held through September 30, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower distributions paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	11

Consolidated Schedule of Investments September 30, 2014	BlackRock Flexible Equity Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Airlines — 6.8%
Japan Airlines Co. Ltd.	1,363,200	$37,300,814
United Continental Holdings, Inc. (a)	65,900	3,083,461

		40,384,275
Automobiles — 0.5%
Bayerische Motoren Werke AG	29,400	3,142,120
Capital Markets — 0.6%
Atlas Mara Co-Invest Ltd. (a)	363,636	3,672,724
Freedom Pay, Inc. (a)	43,051	—

		3,672,724
Chemicals — 1.8%
CF Industries Holdings, Inc.	33,800	9,437,636
Chemtura Corp. (a)	56,200	1,311,146

		10,748,782
Consumer Finance — 1.1%
Ally Financial, Inc. (a)	286,750	6,635,395
Diversified Consumer Services — 4.5%
Houghton Mifflin Harcourt Co. (a)	1,377,228	26,773,312
Diversified Financial Services — 1.8%
Berkshire Hathaway, Inc., Class B (a)	79,900	11,037,386
Food & Staples Retailing — 3.2%
Metro AG (a)	587,000	19,250,820
Health Care Providers & Services — 4.7%
UnitedHealth Group, Inc.	323,800	27,927,750
Insurance — 6.1%
American International Group, Inc.	324,600	17,534,892
FNF Group	690,200	19,146,148

		36,681,040
Internet & Catalog Retail — 4.0%
Orbitz Worldwide, Inc. (a)	3,025,610	23,811,551
Internet Software & Services — 0.6%
Google, Inc., Class A (a)	5,800	3,412,778
IT Services — 2.5%
ServiceSource International, Inc. (a)	1,000,000	3,230,000
Visa, Inc., Class A	54,800	11,692,676

		14,922,676
Media — 16.0%
CBS Corp., Class B	50,000	2,675,000
Comcast Corp., Class A	163,700	8,803,786
Liberty Global PLC, Series A (a)	72,100	3,067,134
Liberty Global PLC, Series C (a)	144,700	5,934,872
Media General, Inc. (a)	321,600	4,216,176
Nexstar Broadcasting Group, Inc., Class A (b)	685,200	27,695,784
Sinclair Broadcast Group, Inc., Class A	1,652,904	43,124,265

		95,517,017
Metals & Mining — 0.2%
Kinross Gold Corp. (a)	400,000	1,320,000
Oil, Gas & Consumable Fuels — 13.4%
Canadian Natural Resources Ltd.	75,000	2,913,746
Delek US Holdings, Inc.	53,900	1,785,168
EQT Corp.	65,870	6,029,740

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Gulfport Energy Corp. (a)	172,500	$9,211,500
HollyFrontier Corp.	34,240	1,495,603
Marathon Petroleum Corp.	176,000	14,901,920
Painted Pony Petroleum Ltd. (a)	908,300	10,178,280
Suncor Energy, Inc.	834,800	30,178,020
Viper Energy Partners LP (a)	127,200	2,954,856

		79,648,833
Pharmaceuticals — 1.1%
Pfizer, Inc.	228,600	6,759,702
Real Estate Investment Trusts (REITs) — 0.6%
Annaly Capital Management, Inc.	333,800	3,564,984
Semiconductors & Semiconductor Equipment — 5.6%
Micron Technology, Inc. (a)	548,500	18,791,610
Samsung Electronics Co. Ltd., Preference Shares	11,800	10,038,723
SK Hynix, Inc. (a)	99,600	4,408,403

		33,238,736
Software — 2.5%
Activision Blizzard, Inc.	457,200	9,505,188
Oracle Corp.	134,200	5,137,176

		14,642,364
Total Common Stocks — 77.6%		463,092,245

Investment Companies
iShares Gold Trust (a)(c)	946,100	11,069,370
SPDR Gold Trust (a)(c)	50,000	5,810,500
Total Investment Companies — 2.8%		16,879,870

Participation Notes (a)
Semiconductors & Semiconductor Equipment — 2.3%
Merrill Lynch International (Samsung Electronics Co. Ltd.), due 8/26/15	12,000	13,464,108
Total Long-Term Investments (Cost — $444,348,150) — 82.7%		493,436,223

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (d)(e)	49,141,411	49,141,411
Total Short-Term Securities (Cost — $49,141,411) — 8.2%		49,141,411

Options Purchased
(Cost — $641,544) — 0.0%		71,420
Total Investments Before Options Written (Cost — $494,131,105) — 90.9%		542,649,054

Portfolio Abbreviations
ADR	American Depositary Receipts	EUR	Euro	LIBOR	London Interbank Offered Rate
CAD	Canadian Dollar	JPY	Japanese Yen	OTC	Over-the-counter
CVR	Contingent Value Rights	KRW	Korean Won	USD	U.S. Dollar

See Notes to Financial Statements.

12	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Consolidated Schedule of Investments (continued)	BlackRock Flexible Equity Fund
(Percentages shown are based on Net Assets)

Options Written	Value
(Premiums Received — $273,541) — (0.0)%	$(135,385)
Total Investments Net of Options Written — 90.9%	542,513,669
Other Assets Less Liabilities — 9.1%	54,073,999

Net Assets — 100.0%	$596,587,668

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(c)	Security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

(d)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2013	Shares Purchased		Shares Sold	Shares Held at September 30, 2014	Value at September 30, 2014	Income	Realized Loss
BlackRock Liquidity Funds, TempFund, Institutional Class	25,752,136	23,389,275	[1]	—	49,141,411	$49,141,411	$13,364	—
BlackRock Liquidity Series, LLC, Money Market Series	—	—		—	—	—	272,593	—
iShares Gold Trust	—	1,375,000		428,900	946,100	11,069,370	—	$(285,279)
iShares Silver Trust	783,500	—		783,500	—	—	—	(1,777,073)

[1]	Represents net shares purchased.

(e)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts outstanding as of September 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation
505	E-Mini Russell 2000 Futures	Intercontinental Exchange	December 2014	USD	55,378,300	$1,856,152

•	Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	2,392,679	USD	3,022,229	Bank of America N.A.	10/22/14	$306
JPY	92,165,000	USD	903,101	BNP Paribas S.A.	10/22/14	(62,618)
JPY	100,800,000	USD	994,206	Goldman Sachs Bank USA	10/22/14	(74,978)
JPY	343,063,665	USD	3,358,680	Toronto-Dominion Bank	10/22/14	(230,170)
USD	3,038,540	CAD	3,329,000	BNP Paribas S.A.	10/22/14	67,788
USD	9,521,105	CAD	10,258,000	Goldman Sachs Bank USA	10/22/14	367,012
USD	1,620,800	EUR	1,212,000	BNP Paribas S.A.	10/22/14	89,750
USD	1,576,532	EUR	1,183,000	Goldman Sachs Bank USA	10/22/14	82,116
USD	18,178,348	EUR	13,433,878	Royal Bank of Canada	10/22/14	1,208,097
USD	622,780	EUR	465,919	Royal Bank of Scotland PLC	10/22/14	34,211
USD	1,315,245	EUR	984,000	Royal Bank of Scotland PLC	10/22/14	72,214
USD	3,601,724	EUR	2,690,000	Toronto-Dominion Bank	10/22/14	203,601
USD	43,240,918	JPY	4,388,326,205	Goldman Sachs Bank USA	10/22/14	3,222,324
USD	16,910,716	KRW	17,460,297,830	Citibank N.A.	10/22/14	382,395
Total						$5,362,048

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	13

Consolidated Schedule of Investments (continued)	BlackRock Flexible Equity Fund

•	Exchange-traded options purchased as of September 30, 2014 were as follows:

Description	Put	Strike Price		Expiration Date	Contracts	Market Value
Toronto-Dominion Bank	Put	USD	45.00	10/18/14	3,480	$52,200
American Tower	Put	USD	87.50	1/17/15	124	19,220
Total						$71,420

•	Exchange-traded options written as of September 30, 2014 were as follows:

Description	Call	Strike Price		Expiration Date	Contracts	Market Value
CBS Corp.	Call	USD	60.00	10/03/14	500	$(12,500)
Nexstar Broadcasting Group, Inc.	Call	USD	65.00	11/22/14	197	(12,805)
Nexstar Broadcasting Group, Inc.	Call	USD	60.00	11/22/14	685	(23,975)
Total						$(49,280)

•	OTC options written as of September 30, 2014 were as follows:

Description	Counterparty	Put	Strike Price		Expiration Date	Contracts	Market Value
Orbitz Worldwide, Inc.	Jefferies LLC	Put	USD	7.95	11/06/14	1,500	$(86,105)

•	OTC total return swaps outstanding as of September 30, 2014 were as follows:

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Contracts		Market Value	Premiums Paid (Received)	Unrealized Depreciation
Samsung Electronics Co. Ltd.	1-month LIBOR plus 0.50%[1]	Citibank N.A.	9/05/15	USD	6,000	$(206,251)	—	$(206,251)
Samsung Electronics Co. Ltd.	1-month LIBOR plus 0.50%[1]	Citibank N.A.	9/11/15	USD	4,500	(154,688)	—	(154,688)
Samsung Electronics Co. Ltd.	1-month LIBOR plus 0.50%[1]	Citibank N.A.	9/11/15	USD	4,200	(144,376)	—	(144,376)
Total						$(505,315)	—	$(505,315)

[1]	Fund pays the floating rate and receives the total return of the reference entity.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

14	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Consolidated Schedule of Investments (concluded)	BlackRock Flexible Equity Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Airlines	$3,083,461	$37,300,814	—	$40,384,275
Automobiles	—	3,142,120	—	3,142,120
Capital Markets	3,672,724	—	—	3,672,724
Chemicals	10,748,782	—	—	10,748,782
Consumer Finance	—	6,635,395	—	6,635,395
Diversified Consumer Services	26,773,312	—	—	26,773,312
Diversified Financial Services	11,037,386	—	—	11,037,386
Food & Staples Retailing	—	19,250,820	—	19,250,820
Health Care Providers & Services	27,927,750	—	—	27,927,750
Insurance	36,681,040	—	—	36,681,040
Internet & Catalog Retail	23,811,551	—	—	23,811,551
Internet Software & Services	3,412,778	—	—	3,412,778
IT Services	14,922,676	—	—	14,922,676
Media	95,517,017	—	—	95,517,017
Metals & Mining	1,320,000	—	—	1,320,000
Oil, Gas & Consumable Fuels	79,648,833	—	—	79,648,833
Pharmaceuticals	6,759,702	—	—	6,759,702
Real Estate Investment Trusts (REITs)	3,564,984	—	—	3,564,984
Semiconductors & Semiconductor Equipment	18,791,610	14,447,126	—	33,238,736
Software	14,642,364	—	—	14,642,364
Investment Companies	16,879,870	—	—	16,879,870
Participation Notes:
Semiconductors & Semiconductor Equipment	—	13,464,108	—	13,464,108
Short-Term Securities	49,141,411	—	—	49,141,411
Options Purchased:
Equity Contracts	71,420	—	—	71,420
Total	$448,408,671	$94,240,383	—	$542,649,054

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$1,856,152	—	—	$1,856,152
Foreign currency exchange contracts	—	$5,729,814	—	5,729,814
Liabilities:
Equity contracts	(49,280)	(591,420)	—	(640,700)
Foreign currency exchange contracts	—	(367,766)	—	(367,766)
Total	$1,806,872	$4,770,628	—	$6,577,500

[1]    Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of September 30, 2014, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$2,588,000	—	—	$2,588,000
Cash pledged as collateral for OTC derivatives	1,252,125	—	—	1,252,125
Foreign currency at value	3,149	—	—	3,149
Total	$3,843,274	—	—	$3,843,274

There were no transfers between levels during the year ended September 30, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	15

Schedule of Investments September 30, 2014	BlackRock Mid-Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Air Freight & Logistics — 1.5%
XPO Logistics, Inc. (a)	159,186	$5,996,537
Airlines — 2.3%
Spirit Airlines, Inc. (a)	133,231	9,211,591
Banks — 2.0%
First Republic Bank	99,197	4,898,348
SVB Financial Group (a)	26,100	2,925,549

		7,823,897
Biotechnology — 7.9%
BioMarin Pharmaceutical, Inc. (a)	142,927	10,313,612
United Therapeutics Corp. (a)	103,808	13,354,899
Vertex Pharmaceuticals, Inc. (a)	68,521	7,695,593

		31,364,104
Capital Markets — 2.1%
Affiliated Managers Group, Inc. (a)	41,691	8,353,209
Commercial Services & Supplies — 3.2%
KAR Auction Services, Inc.	164,786	4,717,823
Waste Connections, Inc.	159,801	7,753,544

		12,471,367
Construction & Engineering — 0.2%
Louis XIII Holdings Ltd. (a)(b)	1,385,000	696,527
Diversified Consumer Services — 1.8%
H&R Block, Inc.	235,922	7,315,941
Diversified Financial Services — 2.8%
Moody’s Corp.	118,949	11,240,681
Electrical Equipment — 3.0%
Acuity Brands, Inc.	49,113	5,781,091
SolarCity Corp. (a)(b)	99,248	5,915,181

		11,696,272
Food Products — 2.1%
Mead Johnson Nutrition Co.	86,508	8,323,800
Health Care Equipment & Supplies — 2.1%
The Cooper Cos., Inc.	54,517	8,491,023
Health Care Technology — 3.3%
Athenahealth, Inc. (a)(b)	48,473	6,383,409
IMS Health Holdings, Inc. (a)	247,283	6,476,342

		12,859,751
Hotels, Restaurants & Leisure — 3.3%
Panera Bread Co., Class A (a)	31,297	5,092,648
Wynn Resorts Ltd.	43,321	8,104,493

		13,197,141
Household Durables — 1.8%
Jarden Corp. (a)	117,528	7,064,608
Household Products — 2.0%
Spectrum Brands Holdings, Inc.	86,052	7,790,288
Internet & Catalog Retail — 13.8%
Ctrip.com International Ltd. — ADR (a)	73,306	4,160,849
Liberty TripAdvisor Holdings, Inc., Class A (a)	270,862	9,182,222
Liberty Ventures, Series A (a)	358,096	13,593,324
Netflix, Inc. (a)	26,483	11,948,600
TripAdvisor, Inc. (a)	53,438	4,885,302
Vipshop Holdings Ltd. — ADR (a)	40,272	7,611,811
Zulily, Inc., Class A (a)(b)	79,785	3,023,054

		54,405,162
Internet Software & Services — 6.1%
CoStar Group, Inc. (a)	41,100	6,392,694

Common Stocks	Shares	Value
Internet Software & Services (concluded)
LinkedIn Corp., Class A (a)	61,764	$12,833,942
Qihoo 360 Technology Co. Ltd. — ADR (a)	72,927	4,920,385

		24,147,021
IT Services — 6.2%
Alliance Data Systems Corp. (a)	40,722	10,110,051
FleetCor Technologies, Inc. (a)	76,303	10,844,182
WEX, Inc. (a)	31,061	3,426,649

		24,380,882
Machinery — 1.9%
Colfax Corp. (a)	132,575	7,552,798
Marine — 1.3%
Kirby Corp. (a)	45,376	5,347,562
Media — 8.5%
Aimia, Inc.	335,241	5,085,713
The Madison Square Garden Co., Class A (a)	150,962	9,981,607
Schibsted ASA	236,863	12,858,252
Starz, Class A (a)	169,678	5,612,948

		33,538,520
Oil, Gas & Consumable Fuels — 2.5%
Concho Resources, Inc. (a)	41,046	5,146,758
Range Resources Corp.	68,238	4,627,219

		9,773,977
Pharmaceuticals — 5.5%
Catalent, Inc. (a)	437,429	10,948,848
Jazz Pharmaceuticals PLC (a)	41,812	6,713,335
Perrigo Co. PLC	26,816	4,027,495

		21,689,678
Road & Rail — 2.0%
Genesee & Wyoming, Inc., Class A (a)	82,534	7,866,315
Software — 1.5%
Qlik Technologies, Inc. (a)	225,933	6,109,228
Specialty Retail — 1.8%
Restoration Hardware Holdings, Inc. (a)	90,061	7,164,352
Textiles, Apparel & Luxury Goods — 1.8%
Under Armour, Inc., Class A (a)	102,850	7,106,935
Trading Companies & Distributors — 1.1%
HD Supply Holdings, Inc. (a)	155,038	4,226,336
Wireless Telecommunication Services — 2.6%
SBA Communications Corp., Class A (a)	91,070	10,099,663
Total Common Stocks — 98.0%		387,305,166

Preferred Securities

Preferred Stocks
Internet Software & Services — 1.3%
Uber Technologies, Inc., Series D (Acquired 3/20/14, cost $ 5,000,911) (a)(c)	80,592	5,000,911
Software — 0.7%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $ 2,811,905) (a)(c)	458,712	2,811,905
Total Preferred Stocks — 2.0%		7,812,816

See Notes to Financial Statements.

16	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Mid-Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Warrants (d)	Shares	Value
Pharmaceuticals — 0.0%
Alexza Pharmaceuticals, Inc. (Issued/Exercisable 5/06/11, 1 Share for 1 Warrant, Expires 5/06/16, Strike Price USD 17.70)	81,252	—
Total Long-Term Investments (Cost — $323,284,512) — 100.0%		$395,117,982

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (e)(f)	1,739,599	1,739,599

Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (e)(f)(g)	$15,353	15,352,860

Value
Total Short-Term Securities (Cost — $17,092,459) — 4.3%	$17,092,459
Total Investments (Cost — $340,376,971) — 104.3%	412,210,441
Liabilities in Excess of Other Assets — (4.3)%	(16,888,309)

Net Assets — 100.0%	$395,322,132

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted securities as to resale. As of report date, the Fund held restricted securities with a current value of $7,812,816 and an original cost of $7,812,816 which was 2.0% of its net assets.

(d)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(e)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2013	Net Activity	Shares/ Beneficial Interest Held at September 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	340,952	1,398,647	1,739,599	$747
BlackRock Liquidity Series, LLC, Money Market Series	$31,633,241	$(16,280,381)	$15,352,860	$89,861

(f)	Represents the current yield as of report date.

(g)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	17

Schedule of Investments (continued)	BlackRock Mid-Cap Growth Equity Portfolio

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Air Freight & Logistics	$5,996,537	—	—	$5,996,537
Airlines	9,211,591	—	—	9,211,591
Banks	7,823,897	—	—	7,823,897
Biotechnology	31,364,104	—	—	31,364,104
Capital Markets	8,353,209	—	—	8,353,209
Commercial Services & Supplies	12,471,367	—	—	12,471,367
Construction & Engineering	—	$696,527	—	696,527
Diversified Consumer Services	7,315,941	—	—	7,315,941
Diversified Financial Services	11,240,681	—	—	11,240,681
Electrical Equipment	11,696,272	—	—	11,696,272
Food Products	8,323,800	—	—	8,323,800
Health Care Equipment & Supplies	8,491,023	—	—	8,491,023
Health Care Technology	12,859,751	—	—	12,859,751
Hotels, Restaurants & Leisure	13,197,141	—	—	13,197,141
Household Durables	7,064,608	—	—	7,064,608
Household Products	7,790,288	—	—	7,790,288
Internet & Catalog Retail	54,405,162	—	—	54,405,162
Internet Software & Services	24,147,021	—	—	24,147,021
IT Services	24,380,882	—	—	24,380,882
Machinery	7,552,798	—	—	7,552,798
Marine	5,347,562	—	—	5,347,562
Media	20,680,268	12,858,252	—	33,538,520
Oil, Gas & Consumable Fuels	9,773,977	—	—	9,773,977
Pharmaceuticals	21,689,678	—	—	21,689,678
Road & Rail	7,866,315	—	—	7,866,315
Software	6,109,228	—	—	6,109,228
Specialty Retail	7,164,352	—	—	7,164,352
Textiles, Apparel & Luxury Goods	7,106,935	—	—	7,106,935
Trading Companies & Distributors	4,226,336	—	—	4,226,336
Wireless Telecommunication Services	10,099,663	—	—	10,099,663
Preferred Securities:
Internet Software & Services	—	—	$5,000,911	5,000,911
Software	—	—	2,811,905	2,811,905
Warrants	—	—	—	—
Short-Term Securities	1,739,599	15,352,860	—	17,092,459
Total	$375,489,986	$28,907,639	$7,812,816	$412,210,441

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of September 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$47,881	—	—	$47,881
Liabilities:
Collateral on securities loaned at value	—	$(15,352,860)	—	(15,352,860)
Total	$47,881	$(15,352,860)	—	$(15,304,979)

There were no transfers between Level 1 and Level 2 during the year ended September 30, 2014.

See Notes to Financial Statements.

18	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Schedule of Investments (concluded)	BlackRock Mid-Cap Growth Equity Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Securities
Assets:
Opening balance, as of September 30, 2013	—
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation	—
Purchases	$7,812,816
Sales	—
Closing balance, as of September 30, 2014	$7,812,816

Net change in unrealized appreciation/depreciation on investments still held at September 30, 2014	—

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of September 30, 2014. A significant change in such third party pricing information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Preferred Stocks	$5,000,911	Market Comparable Companies	Bookings Multiple[1]	5.63	x
			Implied Volatility[1]	64%
	2,811,905	Market Comparable Companies	Implied 2015P Revenue Multiple[1]	11.5	x
Total	$7,812,816

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	19

Schedule of Investments September 30, 2014	BlackRock Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.7%
Ducommun, Inc. (a)	100,832	$2,763,805
Taser International, Inc. (a)	169,276	2,613,621

		5,377,426
Airlines — 0.1%
American Airlines Group, Inc.	12,816	454,712
Auto Components — 2.2%
Gentherm, Inc. (a)	124,399	5,253,370
Lear Corp.	2,217	191,571
Stoneridge, Inc. (a)	57,321	646,008
Tenneco, Inc. (a)	19,967	1,044,474
Tower International, Inc. (a)	424,437	10,691,568

		17,826,991
Banks — 1.1%
Access National Corp.	9,636	156,392
CommunityOne Bancorp (a)	29,762	262,501
State Bank Financial Corp.	18	292
Texas Capital Bancshares, Inc. (a)	146,835	8,469,443

		8,888,628
Biotechnology — 8.2%
ACADIA Pharmaceuticals, Inc. (a)	24,027	594,908
Achillion Pharmaceuticals, Inc. (a)	140,075	1,397,949
Acorda Therapeutics, Inc. (a)	84,591	2,865,943
Actinium Pharmaceuticals, Inc. (a)(b)	32,792	219,706
Aegerion Pharmaceuticals, Inc. (a)	74,187	2,476,362
Alder Biopharmaceuticals, Inc. (a)	105,849	1,342,165
Amicus Therapeutics, Inc. (a)	167,556	996,958
Ardelyx, Inc. (a)	3,425	48,669
ArQule, Inc. (a)	65,615	73,489
Auspex Pharmaceuticals, Inc. (a)	5,205	133,612
BIND Therapeutics, Inc. (a)(b)	82,364	707,507
BioSpecifics Technologies Corp. (a)(c)	45,347	1,600,749
Cepheid, Inc. (a)	40,954	1,803,205
China Biologic Products, Inc. (a)	30,363	1,638,387
Concert Pharmaceuticals, Inc. (a)	38,740	488,511
Cytokinetics, Inc. (a)	173,037	609,090
Dyax Corp. (a)	159,356	1,612,683
Emergent Biosolutions, Inc. (a)	72,844	1,552,306
Enanta Pharmaceuticals, Inc. (a)	50,409	1,994,684
Enzon Pharmaceuticals, Inc.	631,173	681,667
Exact Sciences Corp. (a)(b)	18,142	351,592
GTx, Inc. (a)(b)	73,283	54,046
Halozyme Therapeutics, Inc. (a)	33,438	304,286
Harvard Apparatus Regenerative Technology, Inc. (a)	84,747	686,451
Hyperion Therapeutics, Inc. (a)	26,555	669,717
Ignyta, Inc. (a)	3,631	29,266
Inovio Pharmaceuticals, Inc. (a)(b)	57,506	566,434
Insmed, Inc. (a)	29,755	388,303
Insys Therapeutics, Inc. (a)(b)	49,901	1,935,161
Ironwood Pharmaceuticals, Inc. (a)	26,832	347,609
Isis Pharmaceuticals, Inc. (a)	152,520	5,922,352
Kindred Biosciences, Inc. (a)	50,231	464,637
Kite Pharma, Inc. (a)(b)	19,798	564,243
Ligand Pharmaceuticals, Inc., Class B (a)	45,806	2,152,424
Macrogenics, Inc. (a)	100,228	2,094,765
MannKind Corp. (a)(b)	22,758	134,500
Merrimack Pharmaceuticals, Inc. (a)	116,110	1,019,446
Momenta Pharmaceuticals, Inc. (a)	168,406	1,909,724
Myriad Genetics, Inc. (a)(b)	7,964	307,171
NPS Pharmaceuticals, Inc. (a)	154,125	4,007,250
OncoGenex Pharmaceutical, Inc. (a)	154,513	412,550
OPKO Health, Inc. (a)(b)	51,480	438,095
PDL BioPharma, Inc.	362,359	2,706,822

Common Stocks	Shares	Value
Biotechnology (concluded)
Peregrine Pharmaceuticals, Inc. (a)(b)	437,447	$594,928
Protalix BioTherapeutics, Inc. (a)	44,595	107,920
Prothena Corp. PLC (a)	36,463	808,020
Puma Biotechnology, Inc. (a)	17,939	4,279,707
Regulus Therapeutics, Inc. (a)	150,630	1,028,803
Repligen Corp. (a)	69,282	1,379,405
Rigel Pharmaceuticals, Inc. (a)	380,863	738,874
SAGE Therapeutics, Inc. (a)	3,480	109,620
Sangamo Biosciences, Inc. (a)	192,694	2,078,205
Spectrum Pharmaceuticals, Inc. (a)	146,164	1,189,775
Stemline Therapeutics, Inc. (a)	11,671	145,421
Sunesis Pharmaceuticals, Inc. (a)	48,705	347,754
Synageva BioPharma Corp. (a)	3,170	218,033
Tesaro, Inc. (a)	8,146	219,290
Threshold Pharmaceuticals, Inc. (a)	47,898	172,912
Trevena, Inc. (a)	56,245	361,093
United Therapeutics Corp. (a)	5,641	725,715
Verastem, Inc. (a)	36,447	310,528
Versartis, Inc. (a)	16,932	321,539
Xencor, Inc. (a)	8,619	80,243

		65,523,179
Building Products — 0.5%
PGT, Inc. (a)	433,868	4,043,650
Capital Markets — 1.9%
Evercore Partners, Inc., Class A	97,758	4,594,626
HFF, Inc., Class A	266,686	7,720,560
Marcus & Millichap, Inc. (a)	20,055	606,864
RCS Capital Corp., Class A	76,500	1,722,780
Westwood Holdings Group, Inc.	13,094	742,299

		15,387,129
Chemicals — 0.6%
Codexis, Inc. (a)	20	47
Kraton Performance Polymers, Inc. (a)	518	9,226
Landec Corp. (a)	29,429	360,505
OM Group, Inc.	43,784	1,136,195
PolyOne Corp.	92,694	3,298,052

		4,804,025
Commercial Services & Supplies — 0.5%
Civeo Corp.	137,020	1,590,802
Performant Financial Corp. (a)	184,195	1,488,296
SP Plus Corp. (a)	6,857	130,009
Viad Corp.	20,743	428,343

		3,637,450
Communications Equipment — 3.9%
Aruba Networks, Inc. (a)	454,479	9,807,657
Aviat Networks, Inc. (a)	201,039	361,870
Calix, Inc. (a)	201,598	1,929,293
Extreme Networks, Inc. (a)	500,813	2,398,894
Polycom, Inc. (a)	41,248	506,732
ShoreTel, Inc. (a)	421,228	2,801,166
Sonus Networks, Inc. (a)	3,924,817	13,422,874

		31,228,486
Containers & Packaging — 1.5%
Berry Plastics Group, Inc. (a)	102,304	2,582,153
Graphic Packaging Holding Co. (a)	762,504	9,477,925

		12,060,078
Distributors — 0.3%
Core-Mark Holding Co., Inc.	43,825	2,324,478
Pool Corp.	4,942	266,473

		2,590,951

See Notes to Financial Statements.

20	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Diversified Consumer Services — 1.7%
Collectors Universe, Inc.	67,346	$1,481,612
K12, Inc. (a)	9,925	158,403
LifeLock, Inc. (a)	371,415	5,307,520
National American University Holdings, Inc.	9,696	29,670
ServiceMaster Global Holdings, Inc. (a)	134,229	3,248,342
Steiner Leisure Ltd. (a)	76,679	2,882,364

		13,107,911
Diversified Financial Services — 0.2%
JG Wentworth Co. (a)	159,147	1,971,831
Diversified Telecommunication Services — 1.2%
Inteliquent, Inc.	287,857	3,583,820
Intelsat SA (a)	164,037	2,811,594
Leap Wireless International, Inc. (a)	11,529	29,053
Premiere Global Services, Inc. (a)	151,857	1,817,728
Vonage Holdings Corp. (a)	412,686	1,353,610

		9,595,805
Electrical Equipment — 1.5%
EnerSys, Inc.	189,015	11,083,840
General Cable Corp.	70,169	1,058,148

		12,141,988
Electronic Equipment, Instruments & Components — 3.4%
Anixter International, Inc.	34,553	2,931,476
Benchmark Electronics, Inc. (a)	57,704	1,281,606
Cognex Corp. (a)	143,739	5,788,369
Measurement Specialties, Inc. (a)	15,404	1,318,736
Newport Corp. (a)	344,734	6,108,686
OSI Systems, Inc. (a)	82,040	5,207,899
RealD, Inc. (a)	446,085	4,179,816
Rogers Corp. (a)	3,175	173,863

		26,990,451
Energy Equipment & Services — 2.2%
Basic Energy Services, Inc. (a)	171,101	3,711,181
Bristow Group, Inc.	1,790	120,288
CHC Group Ltd. (a)	287,539	1,610,218
Matrix Service Co. (a)	230,667	5,563,688
North Atlantic Drilling Ltd.	68,472	456,023
Pioneer Energy Services Corp. (a)	272,894	3,825,974
Unit Corp. (a)	35,653	2,091,048

		17,378,420
Food & Staples Retailing — 0.1%
The Pantry, Inc. (a)	55,672	1,126,245
Food Products — 1.4%
Omega Protein Corp. (a)	111,816	1,397,700
Pilgrim’s Pride Corp. (a)	169,736	5,187,132
Sanderson Farms, Inc.	48,522	4,267,510

		10,852,342
Health Care Equipment & Supplies — 3.9%
Align Technology, Inc. (a)	104,542	5,402,731
Anika Therapeutics, Inc. (a)(b)	125,736	4,609,482
Exactech, Inc. (a)	22,043	504,564
ICU Medical, Inc. (a)	44,680	2,867,562
Natus Medical, Inc. (a)	19,061	562,490
RTI Surgical, Inc. (a)	42,729	204,245
STERIS Corp.	142,805	7,705,758
SurModics, Inc. (a)	51,820	941,051
Symmetry Medical, Inc. (a)	137,395	1,386,316
Thoratec Corp. (a)	186,020	4,972,315
Utah Medical Products, Inc.	1,179	57,488
Zeltiq Aesthetics, Inc. (a)	71,035	1,607,522

		30,821,524

Common Stocks	Shares	Value
Health Care Providers & Services — 5.1%
Adeptus Health, Inc., Class A (a)	14,060	$350,094
AMN Healthcare Services, Inc. (a)	220,955	3,468,993
Amsurg Corp. (a)	9,952	498,098
BioTelemetry, Inc. (a)	25,512	171,185
Centene Corp. (a)	71,142	5,884,155
Corvel Corp. (a)	82,420	2,806,401
Five Star Quality Care, Inc. (a)	123,029	463,819
Health Net, Inc. (a)	198,735	9,163,671
HealthEquity, Inc. (a)	4,620	84,592
HealthSouth Corp.	1,674	61,771
Team Health Holdings, Inc. (a)	306,673	17,783,967

		40,736,746
Health Care Technology — 0.6%
Omnicell, Inc. (a)	173,366	4,738,093
Hotels, Restaurants & Leisure — 2.8%
Brinker International, Inc.	43,094	2,188,744
Diamond Resorts International, Inc. (a)	233,017	5,303,467
Einstein Noah Restaurant Group, Inc.	9,048	182,408
Interval Leisure Group, Inc.	199,339	3,797,408
Intrawest Resorts Holdings, Inc. (a)	15,773	152,525
Jack in the Box, Inc.	87,612	5,974,262
Monarch Casino & Resort, Inc. (a)	5,512	65,648
Papa John’s International, Inc.	7,493	299,645
Red Lion Hotels Corp. (a)	48,638	276,750
Speedway Motorsports, Inc.	12	205
Vail Resorts, Inc.	44,145	3,830,020

		22,071,082
Household Durables — 0.2%
TRI Pointe Homes, Inc. (a)	88,623	1,146,782
Zagg, Inc. (a)	134,594	751,034

		1,897,816
Household Products — 0.1%
Harbinger Group, Inc. (a)	73,376	962,693
Independent Power and Renewable Electricity Producers — 0.0%
TerraForm Power, Inc., Class A (a)	5,560	160,462
Insurance — 0.2%
Hallmark Financial Services, Inc. (a)	14,434	148,815
Heritage Insurance Holdings, Inc. (a)	7,589	114,290
Third Point Reinsurance Ltd. (a)	93,229	1,356,482

		1,619,587
Internet & Catalog Retail — 0.7%
1-800-Flowers.com, Inc., Class A (a)	141,769	1,019,319
Liberty Ventures, Series A (a)	15,248	578,814
Orbitz Worldwide, Inc. (a)	278,776	2,193,967
Shutterfly, Inc. (a)	31,226	1,521,955

		5,314,055
Internet Software & Services — 4.0%
Blucora, Inc. (a)	296,740	4,522,318
Constant Contact, Inc. (a)	35,867	973,430
Conversant, Inc. (a)	64,722	2,216,729
Limelight Networks, Inc. (a)	226,206	528,191
LogMeIn, Inc. (a)	243,638	11,224,403
Move, Inc. (a)	38,233	801,364
NIC, Inc.	383,912	6,610,965
Spark Networks, Inc. (a)(b)	94,798	439,863
support.com, Inc. (a)	313,902	678,028
Travelzoo, Inc. (a)	108,362	1,679,611
Tremor Video, Inc. (a)	52,980	123,973
TrueCar, Inc. (a)(b)	86,668	1,555,691
Web.com Group, Inc. (a)	9,508	189,780

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	21

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Internet Software & Services (concluded)
Wix.com Ltd. (a)	8,067	$131,089
Zix Corp. (a)	49,951	170,832

		31,846,267
IT Services — 2.5%
The Dolan Co. (a)	14,888	298
Forrester Research, Inc.	8,536	314,637
Global Cash Access Holdings, Inc. (a)	451,372	3,046,761
Lionbridge Technologies, Inc. (a)	61,742	277,839
MAXIMUS, Inc.	19,413	779,044
Planet Payment, Inc. (a)	16,204	31,760
Syntel, Inc. (a)	169,260	14,884,724
VeriFone Systems, Inc. (a)	10,116	347,788

		19,682,851
Life Sciences Tools & Services — 0.2%
Harvard Bioscience, Inc. (a)	179,289	733,292
Luminex Corp. (a)	26,563	517,979

		1,251,271
Machinery — 4.6%
Blount International, Inc. (a)	4,452	67,359
Global Brass & Copper Holdings, Inc.	278,066	4,079,228
The Greenbrier Cos., Inc.	219,051	16,073,962
Hyster-Yale Materials Handling, Inc.	42,076	3,013,483
John Bean Technologies Corp.	103,208	2,903,241
Luxfer Holdings PLC — ADR	590,820	10,197,553
Xerium Technologies, Inc. (a)	8,607	125,748

		36,460,574
Media — 0.6%
Crown Media Holdings, Inc., Class A (a)	185,694	594,221
Time, Inc. (a)	130,641	3,060,919
Townsquare Media, Inc. (a)	93,876	1,128,389
Tribune Publishing Co. (a)	10,512	212,132

		4,995,661
Metals & Mining — 1.8%
TimkenSteel Corp.	66,206	3,077,917
U.S. Silica Holdings, Inc.	176,003	11,001,947

		14,079,864
Multi-Utilities — 0.0%
Avista Corp.	8	244
Oil, Gas & Consumable Fuels — 4.4%
Abraxas Petroleum Corp. (a)	14,660	77,405
American Eagle Energy Corp. (a)	19,865	80,851
Bonanza Creek Energy, Inc. (a)	219,918	12,513,334
BPZ Resources, Inc. (a)	159,961	305,525
Callon Petroleum Co. (a)	42,628	375,553
Diamondback Energy, Inc. (a)	52,176	3,901,721
Kodiak Oil & Gas Corp. (a)	257,013	3,487,666
Matador Resources Co. (a)	174,765	4,517,675
Parsley Energy, Inc., Class A (a)	236,439	5,043,244
RSP Permian, Inc. (a)	184,331	4,711,500

		35,014,474
Paper & Forest Products — 1.6%
Boise Cascade Co. (a)	8,442	254,442
Domtar Corp.	17,344	609,295
KapStone Paper and Packaging Corp. (a)	419,827	11,742,561

		12,606,298
Personal Products — 0.1%
USANA Health Sciences, Inc. (a)	7,727	569,171
Pharmaceuticals — 1.4%
Akorn, Inc. (a)	143,801	5,215,662

Common Stocks	Shares	Value
Pharmaceuticals (concluded)
Auxilium Pharmaceuticals, Inc. (a)	48,591	$1,450,441
Furiex Pharmaceuticals, Inc. — CVR (a)	6,467	64,670
Lannett Co., Inc. (a)	61,490	2,808,863
Pozen, Inc. (a)	10,540	77,364
Prestige Brands Holdings, Inc. (a)	14,140	457,712
Sciclone Pharmaceuticals, Inc. (a)	201,326	1,387,136

		11,461,848
Professional Services — 2.9%
Kforce, Inc.	432,663	8,467,215
Korn/Ferry International (a)	36,600	911,340
Mistras Group, Inc. (a)	6,741	137,516
On Assignment, Inc. (a)	30,483	818,469
RPX Corp. (a)	567,585	7,792,942
TriNet Group, Inc. (a)	189,493	4,879,445

		23,006,927
Real Estate Investment Trusts (REITs) — 2.8%
Altisource Residential Corp.	3	72
Cedar Realty Trust, Inc.	35	207
DuPont Fabros Technology, Inc.	529,862	14,327,468
NorthStar Realty Finance Corp.	186,748	3,299,837
PS Business Parks, Inc.	53,035	4,038,085
Sovran Self Storage, Inc.	8,034	597,408

		22,263,077
Real Estate Management & Development — 0.4%
AV Homes, Inc. (a)	7	103
Forestar Group, Inc. (a)	186,993	3,313,516

		3,313,619
Road & Rail — 1.0%
Swift Transportation Co. (a)	363,116	7,618,174
Semiconductors & Semiconductor Equipment — 6.2%
Advanced Energy Industries, Inc. (a)	57,216	1,075,089
Alpha & Omega Semiconductor Ltd. (a)	24,742	232,575
Ambarella, Inc. (a)(b)	125,757	5,491,808
Amkor Technology, Inc. (a)	104,589	879,593
Cabot Microelectronics Corp. (a)	97,937	4,059,489
Cirrus Logic, Inc. (a)	98,559	2,054,955
Diodes, Inc. (a)	3,802	90,944
Inphi Corp. (a)	170,282	2,448,655
Intermolecular, Inc. (a)	280,962	651,832
Magnachip Semiconductor Corp. (a)	5,609	65,625
MaxLinear, Inc., Class A (a)	228,375	1,571,220
Microsemi Corp. (a)	310,168	7,881,369
Monolithic Power Systems, Inc.	12,543	552,519
Pericom Semiconductor Corp. (a)	44,136	429,885
RF Micro Devices, Inc. (a)	277,802	3,205,835
Semtech Corp. (a)	76,545	2,078,197
Silicon Image, Inc. (a)	587,779	2,962,406
Silicon Laboratories, Inc. (a)	6,452	262,209
Spansion, Inc., Class A (a)	529,087	12,057,893
Synaptics, Inc. (a)	14,662	1,073,258

		49,125,356
Software — 6.0%
Aspen Technology, Inc. (a)	451,320	17,023,790
AVG Technologies NV (a)	315,289	5,227,492
Globant SA (a)	23,600	332,052
Manhattan Associates, Inc. (a)	504,112	16,847,423
Monotype Imaging Holdings, Inc.	55,596	1,574,479
Net1 UEPS Technologies, Inc. (a)	156,605	1,887,090
Progress Software Corp. (a)	92,885	2,220,880
QAD, Inc., Class A	28,477	530,242
SolarWinds, Inc. (a)	4,322	181,740

See Notes to Financial Statements.

22	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Software (concluded)
TubeMogul, Inc. (a)	29,708	$341,642
Vasco Data Security International, Inc. (a)	6,956	130,634
Verint Systems, Inc. (a)	26,617	1,480,171
Viggle, Inc. (a)	16,470	29,152

		47,806,787
Specialty Retail — 1.9%
Aaron’s, Inc.	155,312	3,777,188
Abercrombie & Fitch Co., Class A	80,982	2,942,886
ANN, Inc. (a)	31,610	1,300,119
Chico’s FAS, Inc.	7,517	111,026
DSW, Inc., Class A	8,757	263,673
Haverty Furniture Cos., Inc.	93,150	2,029,739
Kirkland’s, Inc. (a)	89,914	1,448,515
Murphy USA, Inc. (a)	7,676	407,289
New York & Co., Inc. (a)	12,252	37,124
Restoration Hardware Holdings, Inc. (a)	23,721	1,887,006
Sears Hometown and Outlet Stores, Inc. (a)	18	279
Sportsman’s Warehouse Holdings, Inc. (a)	57,844	389,579
Systemax, Inc. (a)	16	199
West Marine, Inc. (a)	9,310	83,790
The Wet Seal, Inc., Class A (a)(b)	646,976	339,986

		15,018,398
Technology Hardware, Storage & Peripherals — 0.5%
Immersion Corp. (a)	175,271	1,503,825
Quantum Corp. (a)	277,474	321,870
Super Micro Computer, Inc. (a)	60,694	1,785,617

		3,611,312
Textiles, Apparel & Luxury Goods — 3.2%
Deckers Outdoor Corp. (a)	86,870	8,442,027
Movado Group, Inc.	68,243	2,256,114
Skechers U.S.A., Inc., Class A (a)	272,520	14,528,041

		25,226,182
Thrifts & Mortgage Finance — 1.0%
Heritage Financial Group, Inc.	11,691	236,041
HomeStreet, Inc.	238,549	4,076,802
MGIC Investment Corp. (a)	36,867	287,931
Ocwen Financial Corp. (a)	89,160	2,334,209
Provident Financial Holdings, Inc.	21	306
Tree.Com, Inc. (a)	34,437	1,235,944

		8,171,233
Tobacco — 0.1%
Vector Group Ltd.	32,419	719,053
Trading Companies & Distributors — 1.8%
Air Lease Corp.	40,662	1,321,515
H&E Equipment Services, Inc.	623	25,094
MRC Global, Inc. (a)	380,575	8,875,009
Watsco, Inc.	42,814	3,689,710
Willis Lease Finance Corp. (a)	9,853	202,183

		14,113,511
Water Utilities — 0.5%
American States Water Co.	126,390	3,844,784
Total Common Stocks — 96.3%		765,116,692

Preferred Securities	Shares	Value
Preferred Stocks
Consumer Finance — 0.2%
LendingClub Corp. (Acquired 4/15/14, cost $1,161,150) (a)(d)	57,080	$1,190,894
Household Durables — 0.1%
AliphCom (Acquired 6/03/14, cost $749,991) (a)(d)	66,562	749,991
Software — 0.5%
Apigee Corp., Series H (Acquired 4/15/14, cost $303,400) (a)(d)	104,261	303,400
MongoDB Series C (Acquired 12/19/13, cost $1,517,990) (a)(d)	60,511	1,446,818
MongoDB Series D (Acquired 12/19/13, cost $472,222) (a)(d)	18,824	450,082
MongoDB Series E (Acquired 12/19/13, cost $16,682) (a)(d)	665	15,900
Palantir Technologies, Inc., Series I (Acquired 2/06/14, cost $1,999,998) (a)(d)	326,264	1,999,998

		4,216,198
Total Preferred Stocks — 0.8%		6,157,083

Warrants (e)
Pharmaceuticals — 0.0%
Alexza Pharmaceuticals, Inc. (Issued/Exercisable 5/06/11, 1 Share for 1 Warrant, Expires 5/06/16, Strike Price USD 17.70)	1,000,249	—
Real Estate Management & Development — 0.0%
Tejon Ranch Co. (Issued/Exercisable 8/08/13, 1 Share for 1 Warrant, Expires 8/31/16, Strike Price USD 40.00)	3,330	6,693
Total Warrants — 0.0%		6,693
Total Long-Term Investments (Cost — $725,065,661) — 97.1%		771,280,468

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (f)(g)	13,997,672	13,997,672

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (f)(g)(h)	$10,215	10,214,730
Total Short-Term Securities (Cost — $24,212,402) — 3.0%		24,212,402
Total Investments (Cost — $749,278,063) — 100.1%		795,492,870
Liabilities in Excess of Other Assets — (0.1)%		(868,352)

Net Assets — 100.0%		$794,624,518

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	23

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2013	Shares Sold	Shares Held at September 30, 2014	Value at September 30, 2014	Realized Gain (Loss)
BioSpecifics Technologies Corp.[1]	339,291	(293,944)	45,347	$1,600,749	$1,048,960
Cbeyond, Inc. [1]	2,230,851	(2,230,851)	—	—	$(398,206)
Gentium SpA - ADR[1]	1,267,927	(1,267,927)	—	—	$47,756,522

[1]	No longer an affiliated company or held by the Fund as of report date.

(d)	Restricted securities as to resale. As of report date, the Fund held restricted securities with a current value of $6,157,083 and an original cost of $6,221,433 which was 0.8% of its net assets.

(e)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(f)	Investments in issuers considered to be an affiliate of the Fund during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2013	Net Activity	Shares/Beneficial Interest Held at September 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	23,218,232	(9,220,560)	13,997,672	$4,357
BlackRock Liquidity Series, LLC, Money Market Series	$122,835,897	$(112,621,167)	$10,214,730	$878,389

(g)	Represents the current yield as of report date.

(h)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts outstanding as of September 30, 2014 were as follows:

Contracts Purchased	Issue	Exchange	Expiration		Notional Value	Unrealized Depreciation
231	E-Mini Russell 2000 Futures	Intercontinental Exchange	December 2014	USD	25,331,460	$(349,675)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 in the Notes to Financial Statements.

See Notes to Financial Statements.

24	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$5,377,426	—	—	$5,377,426
Airlines	454,712	—	—	454,712
Auto Components	17,826,991	—	—	17,826,991
Banks	8,888,628	—	—	8,888,628
Biotechnology	65,523,179	—	—	65,523,179
Building Products	4,043,650	—	—	4,043,650
Capital Markets	15,387,129	—	—	15,387,129
Chemicals	4,804,025	—	—	4,804,025
Commercial Services & Supplies	3,637,450	—	—	3,637,450
Communications Equipment	31,228,486	—	—	31,228,486
Containers & Packaging	12,060,078	—	—	12,060,078
Distributors	2,590,951	—	—	2,590,951
Diversified Consumer Services	13,107,911	—	—	13,107,911
Diversified Financial Services	1,971,831	—	—	1,971,831
Diversified Telecommunication Services	9,566,752	—	$29,053	9,595,805
Electrical Equipment	12,141,988	—	—	12,141,988
Electronic Equipment, Instruments & Components	26,990,451	—	—	26,990,451
Energy Equipment & Services	17,378,420	—	—	17,378,420
Food & Staples Retailing	1,126,245	—	—	1,126,245
Food Products	10,852,342	—	—	10,852,342
Health Care Equipment & Supplies	30,821,524	—	—	30,821,524
Health Care Providers & Services	40,736,746	—	—	40,736,746
Health Care Technology	4,738,093	—	—	4,738,093
Hotels, Restaurants & Leisure	22,071,082	—	—	22,071,082
Household Durables	1,897,816	—	—	1,897,816
Household Products	962,693	—	—	962,693
Independent Power and Renewable Electricity Producers	160,462	—	—	160,462
Insurance	1,619,587	—	—	1,619,587
Internet & Catalog Retail	5,314,055	—	—	5,314,055
Internet Software & Services	31,846,267	—	—	31,846,267
IT Services	19,682,553	—	298	19,682,851
Life Sciences Tools & Services	1,251,271	—	—	1,251,271
Machinery	36,460,574	—	—	36,460,574
Media	4,995,661	—	—	4,995,661
Metals & Mining	14,079,864	—	—	14,079,864
Multi-Utilities	244	—	—	244
Oil, Gas & Consumable Fuels	35,014,474	—	—	35,014,474
Paper & Forest Products	12,606,298	—	—	12,606,298
Personal Products	569,171	—	—	569,171
Pharmaceuticals	11,397,178	—	64,670	11,461,848
Professional Services	23,006,927	—	—	23,006,927
Real Estate Investment Trusts (REITs)	22,263,077	—	—	22,263,077
Real Estate Management & Development	3,313,619	—	—	3,313,619
Road & Rail	7,618,174	—	—	7,618,174
Semiconductors & Semiconductor Equipment	49,125,356	—	—	49,125,356
Software	47,777,635	—	29,152	47,806,787
Specialty Retail	15,018,398	—	—	15,018,398
Technology Hardware, Storage & Peripherals	3,611,312	—	—	3,611,312
Textiles, Apparel & Luxury Goods	25,226,182	—	—	25,226,182
Thrifts & Mortgage Finance	8,171,233	—	—	8,171,233
Tobacco	719,053	—	—	719,053
Trading Companies & Distributors	14,113,511	—	—	14,113,511
Water Utilities	3,844,784	—	—	3,844,784
Preferred Securities:
Consumer Finance	—	—	1,190,894	1,190,894
Household Durables	—	—	749,991	749,991

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	25

Schedule of Investments (concluded)	BlackRock Small Cap Growth Equity Portfolio

	Level 1	Level 2	Level 3	Total
Software	—	—	$4,216,198	$4,216,198
Warrants	$6,693	—	—	6,693
Short-Term Securities	13,997,672	$10,214,730	—	24,212,402
Total	$778,997,884	$10,214,730	$6,280,256	$795,492,870

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(349,675)	—	—	$(349,675)
[1] Derivative financial instruments are financial futures contracts which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of September 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$27,750	—	—	$27,750
Cash pledged for financial futures contracts	414,000	—	—	414,000
Liabilities:
Collateral on securities loaned at value	—	$(10,214,730)	—	(10,214,730)
Total	$441,750	$(10,214,730)	—	$(9,772,980)

There were no transfers between levels during the year ended September 30, 2014.

See Notes to Financial Statements.

26	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Statements of Assets and Liabilities

September 30, 2014	BlackRock Flexible Equity Fund[1]	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio

Assets
Investments at value — unaffiliated[2,3]	$482,438,273	$395,117,982	$771,280,468
Investments at value — affiliated[4]	60,210,781	17,092,459	24,212,402
Cash	—	—	27,750
Cash pledged for financial futures contracts	2,588,000	—	414,000
Cash pledged as collateral for OTC derivatives	1,252,125	—	—
Foreign currency at value[5]	3,149	47,881	—
Variation margin receivable on financial futures contracts	790,123	—	9,100
Investments sold receivable	61,350,228	5,931,160	27,279,147
Unrealized appreciation on forward foreign currency exchange contracts	5,729,814	—	—
Capital shares sold receivable	42,700	172,307	528,079
Dividends receivable — unaffiliated	257,689	129,633	120,465
Dividends receivable — affiliated	723	27	142
Receivable from Manager	17,282	35,414	—
Securities lending income receivable — affiliated	1,973	15,862	60,009
Prepaid expenses	24,447	23,563	26,707

Total assets	614,707,307	418,566,288	823,958,269

Liabilities
Options written at value[6]	135,385	—	—
Collateral on securities loaned at value	—	15,352,860	10,214,730
Variation margin payable on financial futures contracts	—	—	261,540
Investments purchased payable	3,689,583	5,802,264	16,084,550
Unrealized depreciation on forward foreign currency exchange contracts	367,766	—	—
Unrealized depreciation on OTC swaps	505,315	—	—
Capital shares redeemed payable	12,406,230	1,431,605	1,660,618
Investment advisory fees payable	388,713	268,862	371,168
Service and distribution fees payable	179,471	99,594	94,060
Officer’s and Trustees’ fees payable	5,306	3,434	6,548
Other affiliates payable	14,666	6,976	60,414
Other accrued expenses payable	427,204	278,561	580,123

Total liabilities	18,119,639	23,244,156	29,333,751

Net Assets	$596,587,668	$395,322,132	$794,624,518

Net Assets Consist of
Paid-in capital	$506,603,267	$283,593,965	$568,252,964
Undistributed net investment income	10,037,534	—	—
Accumulated net realized gain	24,582,607	39,894,774	180,506,422
Net unrealized appreciation/depreciation	55,364,260	71,833,393	45,865,132

Net Assets	$596,587,668	$395,322,132	$794,624,518

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$433,468,044	$323,284,512	$725,065,661
[3] Securities loaned at value	—	$14,503,466	$9,470,971
[4] Investments at cost — affiliated	$60,663,061	$17,092,459	$24,212,402
[5] Foreign currency at cost	$3,206	$47,958	—
[6] Premiums received	$273,541	—	—

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	27

Statements of Assets and Liabilities (concluded)

September 30, 2014	BlackRock Flexible Equity Fund[1]	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio

Net Asset Value
Institutional
Net assets	$53,274,265	$33,447,655	$454,927,695

Shares outstanding[2]	3,671,204	1,892,960	20,420,699

Net asset value	$14.51	$17.67	$22.28

Service
Net assets	$210,806	$3,837,918	$23,620,652

Shares outstanding[2]	14,754	234,818	1,178,124

Net asset value	$14.29	$16.34	$20.05

Investor A
Net assets	$443,629,697	$315,761,750	$282,683,795

Shares outstanding[2]	31,594,839	20,015,241	14,949,218

Net asset value	$14.04	$15.78	$18.91

Investor B
Net assets	$7,122,382	$3,313,488	$794,162

Shares outstanding[2]	562,578	250,721	56,141

Net asset value	$12.66	$13.22	$14.15

Investor C
Net assets	$90,904,353	$31,257,494	$32,598,214

Shares outstanding[2]	7,233,247	2,375,015	2,329,793

Net asset value	$12.57	$13.16	$13.99

Class R
Net assets	$1,446,165	$7,703,827	—

Shares outstanding[2]	100,360	492,946	—

Net asset value	$14.41	$15.63	—

[1]	Consolidated Statement of Assets and Liabilities.

[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Statements of Operations

Year Ended September 30, 2014	BlackRock Flexible Equity Fund[1]	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio

Investment Income
Dividends — unaffiliated	$18,932,943	$1,449,774	$4,681,622
Dividends — affiliated	13,364	747	4,357
Securities lending — affiliated — net	272,593	89,861	878,389
Other income — affiliated	9,080	18,726	172,901
Foreign taxes withheld	(296,808)	(77,963)	—

Total income	18,931,172	1,481,145	5,737,269

Expenses
Investment advisory	5,343,865	3,075,521	5,107,392
Service and distribution — class specific	2,359,838	1,156,820	1,232,450
Transfer agent — class specific	1,343,505	977,758	1,797,788
Administration	484,189	288,330	651,568
Administration — class specific	166,533	96,070	225,471
Professional	82,630	69,715	94,246
Registration	76,235	73,199	75,091
Custodian	66,834	27,541	169,546
Printing	40,527	31,127	37,837
Officer and Trustees	22,347	14,920	27,911
Miscellaneous	39,962	26,574	51,931
Recoupment of past waived and/or reimbursed fees — class specific	165	19,270	15,195

Total expenses	10,026,630	5,856,845	9,486,426
Less fees waived by Manager	(43,451)	(1,675)	(8,871)
Less administration fees waived — class specific	(166,377)	(82,409)	—
Less transfer agent fees waived — class specific	(99,799)	(140,756)	—
Less transfer agent fees reimbursed — class specific	(537,489)	(92,770)	—

Total expenses after fees waived and reimbursed	9,179,514	5,539,235	9,477,555

Net investment income (loss)	9,751,658	(4,058,090)	(3,740,286)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	91,406,201	48,436,077	185,814,977
Investments — affiliated	(2,062,352)	—	48,407,276
Options written	947,097	—	—
Financial futures contracts	(4,167,491)	—	26,383
Swaps	(2,318,268)	—	—
Foreign currency transactions	242,771	(15,589)	—

	84,047,958	48,420,488	234,248,636

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(64,362,097)	3,873,314	(98,916,240)
Investments — affiliated	(369,904)	—	(21,136,954)
Options written	230,121	—	—
Financial futures contracts	2,029,240	—	(512,367)
Swaps	156,300	—	—
Foreign currency translations	7,467,619	(74)	—

	(54,848,721)	3,873,240	(120,565,561)

Net realized and unrealized gain	29,199,237	52,293,728	113,683,075

Net Increase in Net Assets Resulting from Operations	$38,950,895	$48,235,638	$109,942,789

[1]	Consolidated Statement of Operations.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	29

Statements of Changes in Net Assets

	BlackRock Flexible Equity Fund[1]		BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Small Cap Growth Equity Portfolio
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013	2014	2013

Operations
Net investment income (loss)	$9,751,658	$7,677,041	$(4,058,090)	$(63,600)	$(3,740,286)	$(680,869)
Net realized gain	84,047,958	30,339,554	48,420,488	61,948,809	234,248,636	337,408,833
Net change in unrealized appreciation/depreciation	(54,848,721)	47,234,064	3,873,240	26,906,700	(120,565,561)	(35,983,349)

Net increase in net assets resulting from operations	38,950,895	85,250,659	48,235,638	88,791,909	109,942,789	300,744,615

Distributions to Shareholders From[2]
Net investment income:
Institutional	(973,756)	(1,253,277)	—	—	—	(2,500,056)
Service	(2,950)	(4,137)	—	—	—	—
Investor A	(5,945,499)	(4,742,133)	—	—	—	—
Investor B	(39,265)	(10,767)	—	—	—	—
Investor C	(580,645)	(182,439)	—	—	—	—
Class R	(7,904)	(7,295)	—	—	—	—
Net realized gain:
Institutional	(477,055)	—	(3,566,206)	—	(224,335,020)	(94,587,297)
Service	(2,055)	—	(359,600)	—	(8,970,316)	(3,052,314)
Investor A	(4,533,517)	—	(48,709,954)	—	(114,556,801)	(37,128,147)
Investor B	(84,318)	—	(773,466)	—	(545,137)	(164,432)
Investor C	(1,036,560)	—	(4,928,001)	—	(14,869,102)	(3,289,903)
Class R	(11,753)	—	(1,635,424)	—	—	—

Decrease in net assets resulting from distributions to shareholders	(13,695,277)	(6,200,048)	(59,972,651)	—	(363,276,376)	(140,722,149)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(121,269,351)	(279,569,298)	63,142,862	(33,574,893)	(206,530,437)	(296,762,969)

Net Assets
Total increase (decrease) in net assets	(96,013,733)	(200,518,687)	51,405,849	55,217,016	(459,864,024)	(136,740,503)
Beginning of year	692,601,401	893,120,088	343,916,283	288,699,267	1,254,488,542	1,391,229,045

End of year	$596,587,668	$692,601,401	$395,322,132	$343,916,283	$794,624,518	$1,254,488,542

Undistributed (accumulated) net investment income (loss)	$10,037,534	$9,233,849	—	$3	—	$(2,567,063)

[1]	Consolidated Statements of Changes in Net Assets.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

30	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Financial Highlights	BlackRock Flexible Equity Fund

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2014[1]	2013[1]	2012[1]	2011	2010	2014[1]	2013[1]	2012[1]	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$14.04	$12.53	$9.81	$10.53	$9.34	$13.81	$12.30	$9.63	$10.33	$9.17

Net investment income[2]	0.29	0.19	0.10	0.12	0.10	0.23	0.14	0.06	0.08	0.04
Net realized and unrealized gain (loss)	0.53	1.46	2.72	(0.74)	1.16	0.54	1.44	2.68	(0.73)	1.17

Net increase (decrease) from investment operations	0.82	1.65	2.82	(0.62)	1.26	0.77	1.58	2.74	(0.65)	1.21

Distributions from:
Net investment income[3]	(0.21)	(0.14)	(0.10)	(0.10)	(0.07)	(0.15)	(0.07)	(0.07)	(0.05)	(0.05)
Net realized gain	(0.14)	—	—	—	—	(0.14)	—	—	—	—

Total distributions	(0.35)	(0.14)	(0.10)	(0.10)	(0.07)	(0.29)	(0.07)	(0.07)	(0.05)	(0.05)

Net asset value, end of year	$14.51	$14.04	$12.53	$9.81	$10.53	$14.29	$13.81	$12.30	$9.63	$10.33

Total Return[4]
Based on net asset value	5.76%	13.36%	28.90%	(6.03)%[5]	13.56%	5.45%	13.00%	28.58%	(6.38)%[5]	13.20%

Ratios to Average Net Assets
Total expenses	1.09%[6]	1.15%[7]	1.13%	1.08%	1.13%	1.30%[6]	1.75%[7]	1.95%	1.49%	1.31%

Total expenses excluding recoupment of past waived fees	1.09%[6]	1.15%[7]	1.13%	1.08%	1.13%	1.30%[6]	1.73%[7]	1.95%	1.49%	1.31%

Total expenses after fees waived, reimbursed and paid indirectly	0.96%[6]	0.97%[7]	0.97%	0.97%	0.97%	1.27%[6]	1.29%[7]	1.29%	1.29%	1.27%

Net investment income	1.99%[6]	1.48%[7]	0.89%	0.98%	0.99%	1.60%[6]	1.15%[7]	0.56%	0.65%	0.37%

Supplemental Data
Net assets, end of year (000)	$53,274	$64,078	$142,963	$195,753	$204,286	$211	$421	$674	$1,025	$737

Portfolio turnover	102%	119%	156%	137%	123%	102%	119%	156%	137%	123%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	31

Financial Highlights (continued)	BlackRock Flexible Equity Fund

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2014[1]	2013[1]	2012[1]	2011	2010	2014[1]	2013[1]	2012[1]	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$13.59	$12.14	$9.50	$10.21	$9.06	$12.26	$10.95	$8.58	$9.25	$8.23

Net investment income (loss)[2]	0.22	0.14	0.07	0.08	0.06	0.11	0.04	(0.02)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	0.54	1.41	2.63	(0.72)	1.13	0.48	1.28	2.39	(0.65)	1.04

Net increase (decrease) from investment operations	0.76	1.55	2.70	(0.64)	1.19	0.59	1.32	2.37	(0.66)	1.02

Distributions from:
Net investment income[3]	(0.17)	(0.10)	(0.06)	(0.07)	(0.04)	(0.05)	(0.01)	—	(0.01)	—
Net realized gain	(0.14)	—	—	—	—	(0.14)	—	—	—	—

Total distributions	(0.31)	(0.10)	(0.06)	(0.07)	(0.04)	(0.19)	(0.01)	—	(0.01)	—

Net asset value, end of year	$14.04	$13.59	$12.14	$9.50	$10.21	$12.66	$12.26	$10.95	$8.58	$9.25

Total Return[4]
Based on net asset value	5.46%	12.92%	28.54%	(6.33)%[5]	13.21%	4.68%	12.04%	27.62%	(7.17)%[5]	12.39%

Ratios to Average Net Assets
Total expenses	1.40%[6]	1.43%[7]	1.40%	1.37%	1.40%	2.41%[6]	2.42%[7]	2.31%	2.13%	2.22%

Total expenses excluding recoupment of past waived fees	1.40%[6]	1.43%[7]	1.40%	1.37%	1.40%	2.41%[6]	2.41%[7]	2.30%	2.12%	2.20%

Total expenses after fees waived, reimbursed and paid indirectly	1.27%[6]	1.29%[7]	1.29%	1.29%	1.29%	2.05%[6]	2.06%[7]	2.06%	2.06%	2.04%

Net investment income (loss)	1.55%[6]	1.11%[7]	0.60%	0.66%	0.61%	0.82%[6]	0.36%[7]	(0.19)%	(0.10)%	(0.24)%

Supplemental Data
Net assets, end of year (000)	$443,630	$512,059	$615,464	$587,989	$726,666	$7,122	$11,918	$17,465	$26,233	$42,239

Portfolio turnover	102%	119%	156%	137%	123%	102%	119%	156%	137%	123%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%.

See Notes to Financial Statements.

32	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Financial Highlights (concluded)	BlackRock Flexible Equity Fund

	Investor C					Class R
										Period July 30, 2010[1] to September 30, 2010
	Year Ended September 30,					Year Ended September 30,
	2014[2]	2013[2]	2012[2]	2011	2010	2014[2]	2013[2]	2012[2]	2011
Per Share Operating Performance
Net asset value, beginning of period	$12.20	$10.91	$8.55	$9.22	$8.20	$13.94	$12.46	$9.75	$10.51	$10.24

Net investment income (loss)[3]	0.10	0.04	(0.02)	(0.01)	(0.01)	0.19	0.10	0.03	0.04	0.00 [4]
Net realized and unrealized gain (loss)	0.48	1.27	2.38	(0.64)	1.03	0.53	1.45	2.71	(0.73)	0.27

Net increase (decrease) from investment operations	0.58	1.31	2.36	(0.65)	1.02	0.72	1.55	2.74	(0.69)	0.27

Distributions from:
Net investment income[5]	(0.07)	(0.02)	—	(0.02)	—	(0.11)	(0.07)	(0.03)	(0.07)	—
Net realized gain	(0.14)	—	—	—	—	(0.14)	—	—	—	—

Total distributions	(0.21)	(0.02)	—	(0.02)	—	(0.25)	(0.07)	(0.03)	(0.07)	—

Net asset value, end of period	$12.57	$12.20	$10.91	$8.55	$9.22	$14.41	$13.94	$12.46	$9.75	$10.51

Total Return[6]
Based on net asset value	4.67%	12.01%	27.60%	(7.11)%[7]	12.44%	5.05%	12.51%	28.13%	(6.66)%[7]	13.17%[8]

Ratios to Average Net Assets
Total expenses	2.14%[9]	2.20%[10]	2.18%	2.16%	2.22%	1.68%[9]	1.78%[10]	1.78%	1.72%	2.21%[11]

Total expenses excluding recoupment of past waived fees	2.14%[9]	2.20%[10]	2.18%	2.16%	2.22%	1.67%[9]	1.78%[10]	1.78%	1.70%	2.21%[11]

Total expenses after fees waived, reimbursed and paid indirectly	2.04%[9]	2.06%[10]	2.06%	2.06%	2.06%	1.63%[9]	1.65%[10]	1.65%	1.65%	1.65%[11]

Net investment income (loss)	0.78%[9]	0.34%[10]	(0.18)%	(0.11)%	(0.17)%	1.30%[9]	0.78%[10]	0.25%	0.31%	0.08%[11]

Supplemental Data
Net assets, end of period (000)	$90,904	$103,097	$115,242	$112,520	$148,923	$1,446	$1,028	$1,312	$920	$838

Portfolio turnover	102%	119%	156%	137%	123%	102%	119%	156%	137%	123%

[1]	Commencement of operations.

[2]	Consolidated Financial Highlights.

[3]	Based on average shares outstanding.

[4]	Amount is less than $0.005 per share.

[5]	Distributions for annual periods determined in accordance with federal income tax regulations.

[6]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[8]	Aggregate total return.

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%.

[11]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	33

Financial Highlights	BlackRock Mid-Cap Growth Equity Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$18.22	$13.58	$11.10	$11.18	$10.27	$17.05	$12.77	$10.49	$10.60	$9.78

Net investment income (loss)[1]	(0.12)	0.05	0.04	(0.05)	(0.01)	(0.19)	(0.02)	(0.01)	(0.10)	(0.05)
Net realized and unrealized gain (loss)	2.49	4.59	2.44	(0.03)	0.92	2.31	4.30	2.29	(0.01)	0.87

Net increase (decrease) from investment operations	2.37	4.64	2.48	(0.08)	0.91	2.12	4.28	2.28	(0.11)	0.82

Distributions from net realized gain[2]	(2.92)	—	—	—	—	(2.83)	—	—	—	—

Net asset value, end of year	$17.67	$18.22	$13.58	$11.10	$11.18	$16.34	$17.05	$12.77	$10.49	$10.60

Total Return[3]
Based on net asset value	14.70%	34.17%	22.34%	(0.72)%[4]	8.86%[5]	14.11%	33.52%	21.74%	(1.04)%[6]	8.38%[7]

Ratios to Average Net Assets
Total expenses	1.11%	1.13%	1.11%	1.17%	1.15%	1.58%	1.67%	2.29%	1.87%	1.63%

Total expenses excluding recoupment of past waived fees	1.08%	1.11%	1.11%	1.17%	1.14%	1.33%	1.51%	2.29%	1.87%	1.62%

Total expenses after fees waived, reimbursed and paid indirectly	1.10%	1.11%	1.07%	1.17%	1.15%	1.58%	1.58%	1.58%	1.58%	1.58%

Net investment income (loss)	(0.68)%	0.30%	0.27%	(0.38)%	(0.09)%	(1.17)%	(0.15)%	(0.06)%	(0.83)%	(0.52)%

Supplemental Data
Net assets, end of year (000)	$33,448	$21,485	$18,526	$19,348	$24,421	$3,838	$2,065	$1,865	$714	$330

Portfolio turnover	123%	160%	88%	131%	76%	123%	160%	88%	131%	76%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (0.90)%.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.47%.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.23)%.

[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.98%.

See Notes to Financial Statements.

34	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$16.56	$12.38	$10.15	$10.27	$9.47	$14.27	$10.75	$8.88	$9.05	$8.42

Net investment income (loss)[1]	(0.16)	0.00 [2]	(0.01)	(0.09)	(0.05)	(0.24)	(0.08)	(0.09)	(0.16)	(0.12)
Net realized and unrealized gain (loss)	2.24	4.18	2.24	(0.03)	0.85	1.90	3.60	1.96	(0.01)	0.75

Net increase (decrease) from investment operations	2.08	4.18	2.23	(0.12)	0.80	1.66	3.52	1.87	(0.17)	0.63

Distributions from net realized gain[3]	(2.86)	—	—	—	—	(2.71)	—	—	—	—

Net asset value, end of year	$15.78	$16.56	$12.38	$10.15	$10.27	$13.22	$14.27	$10.75	$8.88	$9.05

Total Return[4]
Based on net asset value	14.38%	33.76%	21.97%	(1.17)%[5]	8.45%[6]	13.47%	32.74%	21.06%	(1.88)%[7]	7.48%[8]

Ratios to Average Net Assets
Total expenses	1.48%	1.55%	1.55%	1.59%	1.58%	2.66%	2.70%	2.59%	2.43%	2.48%

Total expenses excluding recoupment of past waived fees	1.48%	1.55%	1.55%	1.56%	1.55%	2.66%	2.70%	2.59%	2.42%	2.47%

Total expenses after fees waived, reimbursed and paid indirectly	1.39%	1.39%	1.39%	1.58%	1.58%	2.16%	2.16%	2.16%	2.39%	2.38%

Net investment income (loss)	(1.01)%	0.03%	(0.06)%	(0.79)%	(0.51)%	(1.79)%	(0.66)%	(0.88)%	(1.58)%	(1.36)%

Supplemental Data
Net assets, end of year (000)	$315,762	$282,726	$237,748	$232,924	$180,501	$3,313	$4,330	$5,123	$7,596	$8,209

Portfolio turnover	123%	160%	88%	131%	76%	123%	160%	88%	131%	76%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.36)%.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.03%.

[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (2.10)%.

[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.01%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	35

Financial Highlights (concluded)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor C					Class R
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$14.28	$10.75	$8.89	$9.05	$8.41	$16.44	$12.32	$10.13	$10.25	$9.46

Net investment loss[1]	(0.23)	(0.09)	(0.08)	(0.16)	(0.11)	(0.20)	(0.04)	(0.03)	(0.10)	(0.04)
Net realized and unrealized gain (loss)	1.88	3.62	1.94	(0.00)[2]	0.75	2.22	4.16	2.22	(0.02)	0.83

Net increase (decrease) from investment operations	1.65	3.53	1.86	(0.16)	0.64	2.02	4.12	2.19	(0.12)	0.79

Distributions from net realized gain[3]	(2.77)	—	—	—	—	(2.83)	—	—	—	—

Net asset value, end of year	$13.16	$14.28	$10.75	$8.89	$9.05	$15.63	$16.44	$12.32	$10.13	$10.25

Total Return[4]
Based on net asset value	13.42%	32.84%	20.92%	(1.77)%[5]	7.61%[6]	14.03%	33.44%	21.62%	(1.17)%[7]	8.35%[8]

Ratios to Average Net Assets
Total expenses	2.17%	2.23%	2.31%	2.34%	2.33%	1.74%	1.74%	1.84%	1.91%	1.97%

Total expenses excluding recoupment of past waived fees	2.16%	2.23%	2.31%	2.31%	2.30%	1.74%	1.74%	1.84%	1.91%	1.97%

Total expenses after fees waived, reimbursed and paid indirectly	2.16%	2.16%	2.16%	2.33%	2.33%	1.65%	1.65%	1.65%	1.65%	1.65%

Net investment loss	(1.77)%	(0.75)%	(0.81)%	(1.54)%	(1.26)%	(1.26)%	(0.26)%	(0.28)%	(0.84)%	(0.44)%

Supplemental Data
Net assets, end of year (000)	$31,257	$23,959	$18,774	$16,615	$12,578	$7,704	$9,352	$6,663	$5,227	$4,138

Portfolio turnover	123%	160%	88%	131%	76%	123%	160%	88%	131%	76%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.99)%.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.13%.

[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.37)%.

[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.93%.

See Notes to Financial Statements.

36	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Financial Highlights	BlackRock Small Cap Growth Equity Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$29.86	$26.67	$20.09	$20.42	$18.66	$27.81	$25.01	$18.93	$19.29	$17.67

Net investment income (loss)[1]	(0.06)	0.01	0.04	(0.13)	(0.12)	(0.12)	(0.06)	(0.04)	(0.18)	(0.16)
Net realized and unrealized gain (loss)	2.58	5.90	7.14	(0.20)[2]	1.88 [2]	2.40	5.49	6.72	(0.18)[2]	1.78 [2]

Net increase (decrease) from investment operations	2.52	5.91	7.18	(0.33)	1.76	2.28	5.43	6.68	(0.36)	1.62

Distributions from:[3]
Net investment income	—	(0.07)	—	—	—	—	—	—	—	—
Net realized gain	(10.10)	(2.65)	(0.60)	—	—	(10.04)	(2.63)	(0.60)	—	—

Total distributions	(10.10)	(2.72)	(0.60)	—	—	(10.04)	(2.63)	(0.60)	—	—

Net asset value, end of year	$22.28	$29.86	$26.67	$20.09	$20.42	$20.05	$27.81	$25.01	$18.93	$19.29

Total Return[4]
Based on net asset value	8.90%	25.36%	36.16%	(1.62)%[5,6]	9.43%[6]	8.62%	24.96%	35.72%	(1.87)%[5,6]	9.17%[6]

Ratios to Average Net Assets
Total expenses	0.87%	0.82%	0.82%	0.80%	0.83%	1.12%	1.12%	1.20%	1.07%	1.10%

Total expenses excluding recoupment of past waived fees	0.87%	0.82%	0.82%	0.80%	0.83%	1.12%	1.12%	1.20%	1.07%	1.10%

Total expenses after fees waived, reimbursed and paid indirectly	0.87%	0.82%	0.82%	0.80%	0.83%	1.12%	1.12%	1.17%	1.07%	1.10%

Net investment income (loss)	(0.24)%	0.06%	0.15%	(0.55)%	(0.59)%	(0.53)%	(0.25)%	(0.15)%	(0.81)%	(0.86)%

Supplemental Data
Net assets, end of year (000)	$454,928	$862,261	$979,582	$931,857	$806,461	$23,621	$24,792	$29,281	$23,683	$47,917

Portfolio turnover	132%	175%	147%	141%	128%	132%	175%	147%	141%	128%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	37

Financial Highlights (continued)	BlackRock Small Cap Growth Equity Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$26.75	$24.17	$18.31	$18.69	$17.14	$22.34	$20.50	$15.75	$16.20	$15.00

Net investment loss[1]	(0.12)	(0.06)	(0.04)	(0.21)	(0.18)	(0.22)	(0.21)	(0.21)	(0.32)	(0.30)
Net realized and unrealized gain (loss)	2.31	5.27	6.50	(0.17)[2]	1.73 [2]	1.90	4.41	5.56	(0.13)[2]	1.50 [2]

Net increase (decrease) from investment operations	2.19	5.21	6.46	(0.38)	1.55	1.68	4.20	5.35	(0.45)	1.20

Distributions from net realized gain[3]	(10.03)	(2.63)	(0.60)	—	—	(9.87)	(2.36)	(0.60)	—	—

Net asset value, end of year	$18.91	$26.75	$24.17	$18.31	$18.69	$14.15	$22.34	$20.50	$15.75	$16.20

Total Return[4]
Based on net asset value	8.60%	24.91%	35.73%	(2.03)%[5,6]	9.04%[6]	7.73%	23.92%	34.46%	(2.78)%[5,6]	8.00%[6]

Ratios to Average Net Assets
Total expenses	1.15%	1.14%	1.17%	1.18%	1.22%	1.99%	1.98%	2.07%	1.96%	2.19%

Total expenses excluding recoupment of past waived fees	1.15%	1.14%	1.17%	1.18%	1.22%	1.99%	1.98%	2.07%	1.96%	2.07%

Total expenses after fees waived, reimbursed and paid indirectly	1.15%	1.14%	1.17%	1.18%	1.22%	1.99%	1.98%	2.07%	1.96%	2.19%

Net investment loss	(0.56)%	(0.25)%	(0.18)%	(0.94)%	(0.98)%	(1.39)%	(1.08)%	(1.12)%	(1.72)%	(1.94)%

Supplemental Data
Net assets, end of year (000)	$282,684	$332,978	$352,073	$235,400	$269,080	$794	$1,265	$1,506	$1,687	$2,369

Portfolio turnover	132%	175%	147%	141%	128%	132%	175%	147%	141%	128%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

38	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Financial Highlights (concluded)	BlackRock Small Cap Growth Equity Portfolio

	Investor C
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$22.23	$20.50	$15.73	$16.19	$14.99

Net investment loss[1]	(0.21)	(0.21)	(0.19)	(0.35)	(0.30)
Net realized and unrealized gain (loss)	1.89	4.38	5.56	(0.11)[2]	1.50 [2]

Net increase (decrease) from investment operations	1.68	4.17	5.37	(0.46)	1.20

Distributions from net realized gain[3]	(9.92)	(2.44)	(0.60)	—	—

Net asset value, end of year	$13.99	$22.23	$20.50	$15.73	$16.19

Total Return[4]
Based on net asset value	7.73%	23.91%	34.63%	(2.84)%[5,6]	8.01%[6]

Ratios to Average Net Assets
Total expenses	1.93%	1.95%	1.99%	2.08%	2.19%

Total expenses excluding recoupment of past waived fees	1.93%	1.95%	1.99%	2.05%	2.13%

Total expenses after fees waived, reimbursed and paid indirectly	1.93%	1.95%	1.99%	2.07%	2.16%

Net investment loss	(1.33)%	(1.06)%	(0.99)%	(1.83)%	(1.92)%

Supplemental Data
Net assets, end of year (000)	$32,598	$33,193	$28,787	$23,947	$33,219

Portfolio turnover	132%	175%	147%	141%	128%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	39

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Flexible Equity Fund (“Flexible Equity”), BlackRock Mid-Cap Growth Equity Portfolio (“Mid-Cap Growth Equity”) and BlackRock Small Cap Growth Equity Portfolio (“Small Cap Growth Equity”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. The Funds are classified as diversified.

Each Fund offers multiple classes of shares. Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Flexible Equity include the account of BlackRock Flexible Equity Fund Subsidiary, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of Flexible Equity and primarily invests in commodity-related instruments. The Subsidiary enables Flexible Equity to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Flexible Equity may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at September 30, 2014 were $16,879,870 and 2.8% of Flexible Equity’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Flexible Equity, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price

40	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

The Funds value their investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Each Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, options written, and swaps), that would be “senior securities” for 1940 Act purposes, such Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of a Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	41

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Flexible Equity Fund’s financial statements presented under U.S. GAAP for such investments held by the Subsidiary may differ significantly from distributions. As such, any net gain will pass through to the Flexible Equity Fund as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Flexible Equity Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Participation Notes: Flexible Equity may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer Flexible Equity a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow Flexible Equity to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, Flexible Equity the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by Flexible Equity as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Flexible Equity must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by Flexible Equity since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value

42	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of September 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Funds’ securities lending agreements by counterparty, which are subject to offset under an MSLA as of September 30, 2014:

Mid-Cap Growth Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Deutsche Bank Securities, Inc.	$25,145	$(25,145)	—
Goldman Sachs & Co.	11,037,429	(11,037,429)	—
JP Morgan Securities LLC	243,910	(243,910)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	151,541	(151,541)	—
Morgan Stanley	2,955,420	(2,955,420)	—
UBS Securities LLC	90,021	(90,021)	—
Total	$14,503,466	$(14,503,466)	—

[1]    Collateral with a value of $15,352,860 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

Small Cap Growth Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital Inc.	$470,767	$(470,767)	—
Citigroup Global Markets, Inc.	370,755	(370,755)	—
Credit Suisse Securities (USA) LLC	3,275,250	(3,275,250)	—
Deutsche Bank Securities, Inc.	414,038	(414,038)	—
Goldman Sachs & Co.	305,237	(305,237)	—
JP Morgan Securities LLC	411,063	(411,063)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,589,110	(1,589,110)	—
Morgan Stanley	2,116,555	(2,116,555)	—
National Financial Services LLC	51,040	(51,040)	—
SG Americas Securities LLC	51,422	(51,422)	—
UBS Securities LLC	415,734	(415,734)	—
Total	$9,470,971	$(9,470,971)	—

[1]    Collateral with a value of $10,214,730 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on securities loaned in the event of borrower default. The Funds could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	43

Notes to Financial Statements (continued)

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: Flexible Equity and Small Cap Growth Equity purchase and/or sell financial futures contracts and options on financial future contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, Flexible Equity and Small Cap Growth Equity are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, Flexible Equity and Small Cap Growth Equity agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by Flexible Equity and Small Cap Growth Equity as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, Flexible Equity and Small Cap Growth Equity record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: Flexible Equity enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by Flexible Equity, help to manage the overall exposure to the currencies in which some of the investments held by Flexible Equity are denominated. The contract is marked-to-market daily and the change in market value is recorded by Flexible Equity as an unrealized gain or loss. When the contract is closed, Flexible Equity records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Flexible Equity purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, Flexible Equity bears the risk of an unfavorable change in the value of the underlying instrument or the risk that Flexible Equity may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in Flexible Equity purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

44	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

Transactions in options written for the year ended September 30, 2014, for Flexible Equity were as follows:

	Calls		Puts

	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options, beginning of year	1,149	$79,236	—	—
Options written	44,365	6,605,229	1,500	$58,441
Options exercised	(6,021)	(1,313,914)	—	—
Options expired	(10,611)	(902,403)	—	—
Options closed	(27,500)	(4,253,048)	—	—

Outstanding options, end of year	1,382	$215,100	1,500	$58,441

Swaps: Flexible Equity enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Total return swaps — Flexible Equity enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of September 30, 2014
		Value
		Flexible Equity		Small Cap Growth Equity
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	$5,729,814	$367,766	—	—
	Net unrealized appreciation/depreciation[1];
	Unrealized appreciation/depreciation on
	OTC swaps[1];
	Investments at value — unaffiliated[2];
Equity contracts	Options written at value	1,927,572	640,700	—	$349,675

Total		$7,657,386	$1,008,466	—	$349,675

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	45

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended September 30, 2014
	Flexible Equity	Small Cap Growth Equity	Flexible Equity	Small Cap Growth Equity
	Net Realized Gain (Loss) From		Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency transactions/translations	$504,443	—	$7,682,181	—
Equity contracts:
Financial futures contracts	(4,167,491)	$26,383	2,029,240	$(512,367)
Swaps	(2,318,268)	—	156,300	—
Options[3]	(1,297,059)	—	2,461,297	—

Total	$(7,278,375)	$26,383	$12,329,018	$(512,367)

[3]	Options purchased are included in the net realized gain (loss) from investments — unaffiliated and net change in unrealized appreciation/depreciation on investments — unaffiliated.

For the year ended September 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Flexible Equity	Small Cap Growth Equity
Financial futures contracts:
Average number of contracts purchased	—	162
Average notional value of contracts purchased	—	$18,548,160
Average number of contracts sold	428	—
Average notional value of contracts sold	$49,419,420	—
Forward foreign currency exchange contracts:
Average number of contracts - USD purchased	6	—
Average number of contracts - USD sold	4	—
Average USD amounts purchased	$96,864,402	—
Average USD amounts sold	$12,672,505	—
Options:
Average number of option contracts purchased	7,123
Average number of option contracts written	2,995	—
Average notional amount of option contracts purchased	$38,709,566	—
Average notional amount of option contracts written	$15,272,163	—
Total return swaps:
Average number of contracts	3	—
Average notional amount	$18,495,446	—

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange-traded purchased options and futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each

46	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrictor prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from its counterparties are not fully collateralized, the Funds bear the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

At September 30, 2014, the Funds’ derivative assets and liabilities (by type) were as follows:

	Flexible Equity			Small Cap Growth Equity
	Assets		Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$790,123		—	$9,100	$261,540
Forward foreign currency exchange contracts	5,729,814		$367,766	—	—
Options	71,420	[1]	135,385	—	—
Swaps - OTC[2]	—		505,315	—	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$6,591,357		$1,008,466	$9,100	$261,540

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(861,543)		(49,280)	(9,100)	(261,540)

Total derivative assets and liabilities subject to an MNA	$5,729,814		$959,186	—	—

[1]	Includes options purchased at value which are included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	47

Notes to Financial Statements (continued)

The following table presents the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund as of September 30, 2014:

Flexible Equity
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$306	—	—	—	$306
BNP Paribas S.A.	157,538	$(62,618)	—	—	94,920
Citibank N.A.	382,395	(382,395)	—	—	—
Goldman Sachs Bank USA	3,671,452	(74,978)	—	—	3,596,474
Royal Bank of Canada	1,208,097	—	—	—	1,208,097
Royal Bank of Scotland PLC	106,425	—	—	—	106,425
Toronto-Dominion Bank	203,601	(203,601)	—	—	—

Total	$5,729,814	$(723,592)	—	—	$5,006,222

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged[3]	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
BNP Paribas S.A.	$62,618	$(62,618)	—	—	—
Citibank N.A.	505,315	(382,395)	$(122,920)	—	—
Goldman Sachs Bank USA	74,978	(74,978)	—	—	—
Toronto-Dominion Bank	230,170	(203,601)	—	—	$26,569
Jefferies LLC	86,105		—	$(86,105)	—

Total	$959,186	$(723,592)	$(122,920)	$(86,105)	$26,569

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Flexible Equity and Mid-Cap Growth Equity	Small Cap Growth Equity
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.800%	0.550%
$1 Billion - $2 Billion	0.700%	0.500%
$2 Billion - $3 Billion	0.650%	0.475%
Greater than $3 Billion	0.625%	0.450%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended September 30, 2014, the amounts waived were as follows:

Flexible Equity	$27,234
Mid-Cap Growth Equity	$1,675
Small Cap Growth Equity	$8,871

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Flexible Equity pays the Manager based on Flexible Equity’s net assets, which include the assets of the Subsidiary.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

48	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

For the year ended September 30, 2014, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Service	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$721	$1,241,873	$96,962	$1,014,166	$6,116	$2,359,838
Mid-Cap Growth Equity	$6,588	$777,549	$38,648	$292,657	$41,378	$1,156,820
Small Cap Growth Equity	$64,130	$806,221	$10,731	$351,368	—	$1,232,450

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2014, the Funds paid the following amounts to the affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Flexible Equity	$5,450
Mid-Cap Growth Equity	$8,142
Small Cap Growth Equity	$165,381

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2014, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$2,075	$90,158	$6,339	$1,200	$26	$99,798
Mid-Cap Growth Equity	$1,923	$139,459	$4,807	$1,964	$28	$148,181
Small Cap Growth Equity	$1,448	$7,320	$136	$1,894	—	$10,798

For the year ended September 30, 2014, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$84,391	$305	$1,018,581	$45,138	$192,354	$2,736	$1,343,505
Mid-Cap Growth Equity	$33,077	$3,106	$833,111	$27,286	$58,600	$22,578	$977,758
Small Cap Growth Equity	$998,789	$46,486	$667,747	$3,159	$81,607	—	$1,797,788

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates. In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee — Class Specific
First $500 Million	0.075%	0.025%
$500 Million - $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

BLACKROCK FUNDS	SEPTEMBER 30, 2014	49

Notes to Financial Statements (continued)

For the year ended September 30, 2014, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statements of Operations:

Flexible Equity	$505,213
Mid-Cap Growth Equity	$293,943
Small Cap Growth Equity	$687,927

For the year ended September 30, 2014, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$14,774	$72	$123,600	$2,427	$25,354	$306	$166,533
Mid-Cap Growth Equity	$7,358	$658	$77,703	$972	$7,311	$2,068	$96,070
Small Cap Growth Equity	$129,378	$6,415	$80,630	$268	$8,780	—	$225,471

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are included in administration fees waived — class specific in the Statements of Operations.

The Manager contractually and/or voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Flexible Equity		Mid-Cap Growth Equity	Small Cap Growth Equity
	Contractual[1]	Voluntary[2]	Contractual[3]	Contractual[3]	Voluntary[4]
Institutional	0.97%	0.92%	1.11%	1.02%	—
Service	1.29%	1.24%	1.58%	1.29%	1.18%
Investor A	1.29%	1.24%	1.39%	1.50%	—
Investor B	2.06%	2.01%	2.16%	2.28%	—
Investor C	2.06%	2.01%	2.16%	2.28%	—
Class R	1.65%[5]	1.60%	1.65%	1.72%[6]	—

[1]

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2015, except for Class R Shares which is prior to February 1, 2024, unless approved by the Board, including a majority of the independent Trustees.

[2]	The voluntary waiver or reimbursement, which became effective June 1, 2014, may be reduced or discontinued at any time.

[3]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2015 unless approved by the Board, including a majority of the independent Trustees.

[4]	The voluntary waiver or reimbursement may be reduced or discontinued at any time.

[5]	On February 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten year term.

[6]	There were no shares outstanding as of September 30, 2014.

The amounts waived or reimbursed are included in fees waived by Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the year ended September 30, 2014, the Manager waived $16,217 of investment advisory fees for Flexible Equity, which is included in fees waived by Manager. Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$14,774	$48	$123,600	$2,427	$25,354	$174	$166,377
Mid-Cap Growth Equity	$650	—	$77,703	$972	$1,306	$1,778	$82,409

Transfer Agent Fees Waived
		Institutional	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity		$2,075	$90,159	$6,339	$1,200	$26	$99,799
Mid-Cap Growth Equity		$237	$135,367	$4,807	$319	$26	$140,756

Transfer Agent Fees Reimbursed
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$58,965	$23	$389,783	$26,087	$62,268	$363	$537,489
Mid-Cap Growth Equity	$1,636	—	$69,223	$13,580	$2,539	$5,792	$92,770

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to

50	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2014, the Manager recouped the following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Institutional	Service	Investor C	Class R	Total
Flexible Equity	—	—	—	$165	$165
Mid-Cap Growth Equity	$8,744	$6,531	$3,467	$528	$19,270
Small Cap Growth Equity	$15,195	—	—	—	$15,195

On September 30, 2014, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2015	2016
Flexible Equity
Fund Level	$4,185	—
Institutional	$161,208	$68,244
Service	$2,177	$51
Investor A	$726,434	$534,736
Investor B	$50,744	$33,683
Investor C	$141,245	$74,719
R Shares	$1,533	$563
Mid-Cap Growth Equity
Institutional	—	$2,523
Service	$1,701	—
Investor A	$387,828	$282,293
Investor B	$24,471	$19,359
Investor C	$14,126	$4,164
R Shares	$6,418	$7,596

The following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2014:

Flexible Equity
Fund Level	$3,058
Institutional	$286,798
Service	$7,949
Investor A	$668,091
Investor B	$57,761
Investor C	$140,462
R Shares	$1,254
Mid-Cap Growth Equity
Service	$915
Investor A	$397,817
Investor B	$28,651
Investor C	$25,001
R Shares	$11,220

For the year ended September 30, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Flexible Equity	$8,144
Mid-Cap Growth Equity	$23,408
Small Cap Growth Equity	$18,348

For the year ended September 30, 2014, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
Flexible Equity	$86	$1,680	$2,943
Mid-Cap Growth Equity	$761	$566	$3,317
Small Cap Growth Equity	$2,372	$166	$2,806

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral

BLACKROCK FUNDS	SEPTEMBER 30, 2014	51

Notes to Financial Statements (continued)

investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, each Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income.

The share of securities lending income earned by each Fund, if any, is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended September 30, 2014, each Fund paid BIM the following amounts for securities lending agent services:

Flexible Equity	$62,350
Mid-Cap Growth Equity	$28,217
Small Cap Growth Equity	$304,665

The Funds recorded a payment from an affiliate to compensate for foregone securities lending revenue, which is shown as other income — affiliated in the Statements of Operations.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended September 30, 2014, Flexible Equity’s purchase transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $4,208,994.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2014, were as follows:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Purchases	$625,148,375	$470,002,156	$1,221,662,008
Sales	$812,043,329	$470,832,568	$1,793,526,923

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended September 30, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of September 30, 2014, the following permanent differences attributable to foreign currency transactions, the accounting for swap agreements, the sale of stock of passive foreign investment companies, a net operating loss and characterization of income/loss from a wholly owned subsidiary were reclassified to the following accounts:

52	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Paid-in capital	$(5,995,362)	—	—
Undistributed net investment income	$(1,397,954)	$4,058,087	$6,307,349
Accumulated net realized gain	$7,393,316	$(4,058,087)	$(6,307,349)
The tax character of distributions paid was as follows:

		Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Ordinary income	09/30/14	$13,674,885	$18,088,410	$131,447,281
	09/30/13	6,200,048	—	63,484,106
Long-term capital gains	09/30/14	20,392	41,884,241	231,829,095
	09/30/13	—	—	77,238,043
Total	09/30/14	$13,695,277	$59,972,651	$363,276,376

	09/30/13	$6,200,048	$—	$140,722,149

As of September 30, 2014, the tax components of accumulated net earnings were as follows:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Undistributed ordinary income	$28,445,698	$18,884,759	$80,333,891
Undistributed long-term capital gains	$62,157,006	21,524,807	106,451,854
Capital loss carryforwards.	(47,020,050)	—	—
Net unrealized gains[1]	46,401,747	71,318,601	39,585,809
Total	$89,984,401	$111,728,167	$226,371,554

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency exchange contracts and the accounting for swap agreements.

As of September 30, 2014, the Flexible Equity Fund had a capital loss carryforward available to offset future realized capital gains of $47,020,050, all of which is due to expire September 30, 2017.

During the year ended September 30, 2014, the Flexible Equity Fund utilized $15,673,350 of its capital loss carryforward.

As of September 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Tax cost	$495,804,039	$340,891,763	$755,907,062

Gross unrealized appreciation	$64,853,114	$76,369,681	$91,607,742
Gross unrealized depreciation	(18,008,099)	(5,051,003)	(52,021,934)

Net unrealized appreciation	$46,845,015	$71,318,678	$39,585,808

8. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the year ended September 30, 2014.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	53

Notes to Financial Statements (continued)

9. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettledor open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of September 30, 2014, Flexible Equity and Mid-Cap Growth Equity invested a significant portion of their assets in securities in the consumer discretionary sector. Small Cap Growth Equity invested a significant portion of its assets in securities in the information technology and health care sectors. Changes in economic conditions affecting such sectors would have a greater impact on the respective Funds and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013
Flexible Equity	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,242,439	$18,462,322	1,480,403	$19,061,403
Shares issued in reinvestment of distributions	88,986	1,337,911	78,980	961,390
Shares redeemed	(2,225,666)	(32,833,176)	(8,399,300)	(107,020,444)

Net decrease	(894,241)	$(13,032,943)	(6,839,917)	$(86,997,651)

Service
Shares sold	1,364	$19,360	4,658	$59,314
Shares issued in reinvestment of distributions	336	5,005	344	4,137
Shares redeemed	(17,425)	(252,400)	(29,279)	(361,847)

Net decrease	(15,725)	$(228,035)	(24,277)	$(298,396)

Investor A
Shares sold and automatic conversion of shares	1,663,646	$23,801,164	2,981,374	$37,203,485
Shares issued in reinvestment of distributions	698,720	10,236,797	392,256	4,639,298
Shares redeemed	(8,445,720)	(121,467,554)	(16,386,872)	(202,891,873)

Net decrease	(6,083,354)	$(87,429,593)	(13,013,242)	$(161,049,090)

Investor B
Shares sold	3,381	$43,442	9,549	$106,426
Shares issued in reinvestment of distributions	9,091	121,879	964	10,535
Shares redeemed and automatic conversion of shares	(421,887)	(5,456,644)	(633,285)	(7,157,447)

Net decrease	(409,415)	$(5,291,323)	(622,772)	$(7,040,486)

54	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

	Year Ended September 30, 2014		Year Ended September 30, 2013
Flexible Equity (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	265,044	$3,408,878	441,994	$5,001,546
Shares issued in reinvestment of distributions	117,219	1,558,290	16,337	175,633
Shares redeemed	(1,600,571)	(20,645,886)	(2,573,973)	(28,939,114)

Net decrease	(1,218,308)	$(15,678,718)	(2,115,642)	$(23,761,935)

Class R
Shares sold	53,477	$784,618	14,316	$204,012
Shares issued in reinvestment of distributions	1,295	19,657	19,595	238,521
Shares redeemed	(28,177)	(413,014)	(65,492)	(864,273)

Net increase (decrease)	26,595	$391,261	(31,581)	$(421,740)

Total Net Decrease	(8,594,448)	$(121,269,351)	(22,647,431)	$(279,569,298)

Mid-Cap Growth Equity
Institutional
Shares sold	1,196,508	$21,091,745	177,733	$2,878,224
Shares issued in reinvestment of distributions	194,583	3,105,529	—	—
Shares redeemed	(677,079)	(11,709,016)	(362,839)	(5,180,039)

Net increase (decrease)	714,012	$12,488,258	(185,106)	$(2,301,815)

Service
Shares sold	158,478	$2,550,496	13,860	$183,892
Shares issued in reinvestment of distributions	24,218	359,153	—	—
Shares redeemed	(68,930)	(1,110,985)	(38,893)	(564,426)

Net increase (decrease)	113,766	$1,798,664	(25,033)	$(380,534)

Investor A
Shares sold and automatic conversion of shares	2,620,664	$41,081,622	1,038,890	$14,803,094
Shares issued in reinvestment of distributions	3,329,313	47,575,801	—	—
Shares redeemed	(3,002,634)	(46,763,780)	(3,177,171)	(43,484,976)

Net increase (decrease)	2,947,343	$41,893,643	(2,138,281)	$(28,681,882)

Investor B
Shares sold	14,015	$189,102	8,359	$106,415
Shares issued in reinvestment of distributions	63,066	759,319	—	—
Shares redeemed and automatic conversion of shares	(129,834)	(1,701,598)	(181,592)	(2,167,718)

Net decrease	(52,753)	$(753,177)	(173,233)	$(2,061,303)

Investor C
Shares sold	737,262	$9,789,456	279,854	$3,492,185
Shares issued in reinvestment of distributions	396,072	4,748,893	—	—
Shares redeemed	(436,380)	(5,629,287)	(347,917)	(4,134,057)

Net increase (decrease)	696,954	$8,909,062	(68,063)	$(641,872)

BLACKROCK FUNDS	SEPTEMBER 30, 2014	55

Notes to Financial Statements (concluded)

	Year Ended September 30, 2014		Year Ended September 30, 2013
Mid-Cap Growth Equity (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	213,560	$3,338,369	200,992	$2,814,955
Shares issued in reinvestment of distributions	115,333	1,635,424	—	—
Shares redeemed	(404,806)	(6,167,381)	(173,049)	(2,322,442)

Net increase (decrease)	(75,913)	$(1,193,588)	27,943	$492,513

Total Net Increase (Decrease)	4,343,409	$63,142,862	(2,561,773)	$(33,574,893)

Small Cap Growth Equity
Institutional
Shares sold	8,656,098	$211,371,164	10,643,445	$269,637,687
Shares issued in reinvestment of distributions	9,997,391	219,842,574	4,121,612	93,766,649
Shares redeemed	(27,109,533)	(690,162,339)	(22,615,252)	(594,896,244)

Net decrease	(8,456,044)	$(258,948,601)	(7,850,195)	$(231,491,908)

Service
Shares sold	326,946	$7,360,406	245,960	$5,973,963
Shares issued in reinvestment of distributions	452,078	8,964,705	138,883	2,949,869
Shares redeemed	(492,363)	(10,724,740)	(664,355)	(16,295,845)

Net increase (decrease)	286,661	$5,600,371	(279,512)	$(7,372,013)

Investor A
Shares sold and automatic conversion of shares	4,602,327	$93,881,945	3,182,798	$74,853,134
Shares issued in reinvestment of distributions	6,048,552	113,168,255	1,800,128	36,794,609
Shares redeemed	(8,147,736)	(171,817,273)	(7,105,594)	(170,531,397)

Net increase (decrease)	2,503,143	$35,232,927	(2,122,668)	$(58,883,654)

Investor B
Shares sold	2,277	$38,240	5,873	$119,158
Shares issued in reinvestment of distributions	34,769	489,888	9,190	157,884
Shares redeemed and automatic conversion of shares	(37,519)	(555,636)	(31,902)	(630,671)

Net increase (decrease)	(473)	$(27,508)	(16,839)	$(353,629)

Investor C
Shares sold	411,912	$6,591,150	426,789	$8,393,879
Shares issued in reinvestment of distributions	1,031,671	14,371,093	185,401	3,168,491
Shares redeemed	(606,945)	(9,349,869)	(523,586)	(10,224,135)

Net increase	836,638	$11,612,374	88,604	$1,338,235

Total Net Decrease	(4,830,075)	$(206,530,437)	(10,180,610)	$(296,762,969)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

56	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock FundsSM and Shareholders of BlackRock Flexible Equity Fund, BlackRock Mid-Cap Growth Equity Portfolio, and BlackRock Small Cap Growth Equity Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Mid-Cap Growth Equity Portfolio and BlackRock Small Cap Growth Equity Portfolio, each a portfolio comprising the BlackRock FundsSM, as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Flexible Equity Fund, a portfolio comprising the BlackRock FundsSM, (collectively with the Funds mentioned above, the “Funds,”) as of September 30, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for the years ended September 30, 2014, September 30, 2013, and September 30, 2012 and financial highlights for each of the other periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Mid-Cap Growth Equity Portfolio and BlackRock Small Cap Growth Equity Portfolio, each a portfolio comprising the BlackRock FundsSM,as of September 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, and the consolidated financial position of BlackRock Flexible Equity Fund as of September 30, 2014, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its consolidated financial highlights for years ended September 30, 2014, September 30, 2013, and September 30, 2012 and financial highlights for each of the other periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 25, 2014

BLACKROCK FUNDS	SEPTEMBER 30, 2014	57

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended September 30, 2014:

	Payable Date	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Qualified Dividend Income for Individuals[1]	12/12/13	—	25.22%	—
	12/14/13	—	—	6.22%
	12/31/13	100.00%	—	—
	7/18/14	56.20%	—	—
Distributions Qualifying for the Dividends Received Deduction for Corporations[1]	12/12/13	—	19.21%	—
	12/14/13	—	—	6.14%
	12/31/13	88.23%	—	—
Qualified Short-Term Capital Gains for non-U.S. Residents[2]	12/12/13	—	100.00%	—
	12/14/13	—	—	100.00%
	7/18/14	100.00%	—	—

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income distributions eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, Flexible Equity, Mid-Cap Growth Equity and Small Cap Growth Equity distributed long-term capital gains of $0.000460, $1.993682 and $6.427099 per share to shareholders of record on July 16, 2014, December 10, 2013 and December 12, 2013, respectively.

58	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 24, 2014 (the “April Meeting”) and May 28-30, 2014 (the “May Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Agreement”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor, on behalf of BlackRock Flexible Equity Fund (“Flexible Equity Fund”), BlackRock Mid-Cap Growth Equity Portfolio (“Mid-Cap Growth Equity Portfolio”) and BlackRock Small Cap Growth Equity Portfolio (“Small Cap Growth Equity Portfolio,” and together with Flexible Equity Fund and Mid-Cap Growth Equity Portfolio, the “Funds”), each a series of the Trust.

Activities and Composition of the Board

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services, such as marketing and distribution, call center and fund accounting; (c) the Funds’ operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of BlackRock’s product pipeline, opportunities to consolidate funds and BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability, implementation of alternative investment strategies, investment performance, portfolio manager compensation and accountability, portfolio managers’ investments in the funds they manage, supplemental service agreements with third party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties) and management fee levels and breakpoints. The Board further considered the importance of: (i) BlackRock’s management organization; (ii) marketing support for the funds; (iii) services provided to the funds by BlackRock affiliates; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better

BLACKROCK FUNDS	SEPTEMBER 30, 2014	59

Disclosure of Investment Advisory Agreement (continued)

assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the fees and expenses of each Fund as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1 and, with respect to Flexible Equity Fund, a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to each Fund for a one-year term ending June 30, 2015. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of the portfolio holdings of each Fund, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

60	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Disclosure of Investment Advisory Agreement (continued)

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category and, with respect to Flexible Equity Fund, the customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that Mid-Cap Growth Equity Portfolio ranked in the first, first and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that Small Cap Growth Equity Portfolio ranked in the second, second and third quartiles, respectively, against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that Flexible Equity Fund ranked in the fourth, fourth and third quartiles against its Customized Lipper Peer Group for the one-, three-and five-year periods reported, respectively. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for the Fund. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods. The Board was informed that, among other things, a restrained approach to portfolio construction, resulting in sizeable non-equity exposure resulted in dramatic underperformance over the one-year period. Additionally, the value bias of the management team coupled with an avoidance of momentum-oriented stocks and industries contributed to the Fund’s underperformance. Underperformance in the third quarters of 2010 and 2011 also had a significant negative impact on performance during the three- and five-year periods. Stock prices of the companies in the portfolio experienced significant moves due to investor reaction to macro data and global events during this period, and the Fund’s focus on company fundamentals was not rewarded. The overall portfolio positioning in the financial and energy sectors, and the underexposure to dividend yield negatively impacted relative returns. The Board noted that effective July 31, 2012 the Fund had undergone a change in its investment strategy.

The Board and BlackRock discussed BlackRock’s strategy for improving Flexible Equity Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to improve the Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	61

Disclosure of Investment Advisory Agreement (continued)

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that Small Cap Growth Equity Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers.

The Board noted that Flexible Equity Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Fund’s Expense Peers.

The Board noted that Mid-Cap Growth Equity Portfolio’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Fund’s Expense Peers.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

The Board also noted that with respect to each of Flexible Equity Fund and Mid-Cap Growth Equity Portfolio, BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board also noted that with respect to Flexible Equity Fund, after discussion between the Board, including the independent Board Members, and BlackRock, the Board and BlackRock agreed to a voluntary cap to further limit the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. These reductions, which may result in savings to shareholders, are effective on June 1, 2014.

The Board further noted that with respect to Small Cap Growth Equity Portfolio, BlackRock has contractually and/or voluntarily agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board noted that the voluntary cap is scheduled to convert to a contractual cap.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Funds. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

62	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Disclosure of Investment Advisory Agreement (concluded)

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to each Fund for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	63

Officers and Trustees

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Ronald W. Forbes 1940	Co-Chairman of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 152 Portfolios	None
Rodney D. Johnson 1941	Co-Chairman of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 152 Portfolios	None
David O. Beim 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 152 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	115 RICs consisting of 234 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 152 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 152 Portfolios	None
Ian A. MacKinnon 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 152 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 152 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 152 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 152 Portfolios	None
Toby Rosenblatt 1938	Trustee	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 152 Portfolios	None

64	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 152 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 152 Portfolios	None

[1]    The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza 55, East 52nd Street, New York, NY 10055.

[2]    Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Trustees on a case-by-case basis, as appropriate.

[3]    Date shown is the earliest date a person has served for the Trust. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Trustees[4]
Paul L. Audet 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 331 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 331 Portfolios	None

[4]    Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also directors of the BlackRock registered closed-end funds and directors of other BlackRock registered open-end funds.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	65

Officers and Trustees (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective May 30, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Trust and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Trust.

Effective September 19, 2014, Brendan Kyne resigned as a Vice President of the Trust and Jennifer McGovern became a Vice President of the Trust.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

66	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Additional Information

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com

2)	Select “Access Your Account”

3)	Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	67

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

68	BLACKROCK FUNDS	SEPTEMBER 30, 2014

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Midcap-9/14-AR

SEPTEMBER 30, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock FundsSM

„   BlackRock Global Opportunities Portfolio

„   BlackRock Health Sciences Opportunities Portfolio

„   BlackRock International Opportunities Portfolio

„   BlackRock Science & Technology Opportunities Portfolio

„   BlackRock U.S. Opportunities Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Shareholder Letter

Dear Shareholder,

The fourth quarter of 2013 was a generally strong period for most risk assets such as equities and high yield bonds even as investors grappled with uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. A prolonged debate over the U.S. debt ceiling and partial government shutdown roiled financial markets at the start of the period, but stocks quickly resumed their upward course once a compromise was struck in mid-October. Higher quality fixed income and emerging market investments, however, began to struggle as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes moved higher in the first half of 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however, as a number of developing economies showed signs of stress while facing the onset of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were assuaged by increasing evidence that the softer U.S. data was a temporary and weather-related trend, and forecasts pointed to growth picking up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings, increased merger-and-acquisition activity and, perhaps most importantly, a dovish tone from the Fed offering reassurance that no changes to short-term interest rates were on the horizon.

In the ongoing low-rate environment, investors looked to equities as a source of yield, pushing major indices to record levels. As stock prices continued to move higher, investors soon became wary of stretched valuations and a new theme emerged. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with market gains. In contrast, emerging market stocks benefited from the trend after having suffered heavy selling pressure earlier in the year.

Asset prices tend to be more vulnerable to bad news when investors believe valuations are high. Consequently, markets came under pressure in July as geopolitical turmoil intensified in Gaza, Iraq and Ukraine and financial troubles boiled over in Argentina and Portugal. Investors regained some confidence in August and, although volatility ticked up, markets briefly rebounded amid renewed comfort that the Fed would continue to keep rates low and hopes that the European Central Bank would increase stimulus. However, markets swiftly reversed in September as improving U.S. economic indicators raised the likelihood of the Fed increasing short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows. High valuations combined with impending rate hikes and tighter credit conditions stoked increasing volatility in financial markets. Escalating global risks added to uncertainty as the U.S. renewed its involvement in Iraq, the European Union imposed additional sanctions against Russia, and Scottish voters contemplated a referendum for the region’s independence from the UK. In this environment, most asset classes saw steep declines over the final month of the period.

U.S. large cap stocks were the strongest performers for the six- and 12-month periods ended September 30, 2014, while U.S. small cap and international stocks lagged. Emerging market equities endured some hearty swings in sentiment during the period, yet the asset class generated modest gains. Most fixed income assets produced positive results even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

The economic and monetary environment has remained generally supportive of financial markets, although higher stock valuations combined with expectations for higher U.S. rates has caused volatility to rise, albeit from levels below the historical norm.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.42%	19.73%
U.S. small cap equities (Russell 2000® Index)	(5.46)	3.93
International equities (MSCI Europe, Australasia, Far East Index)	(2.03)	4.25
Emerging market equities (MSCI Emerging Markets Index)	2.87	4.30
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	3.42	4.29
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.21	3.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.21	8.29
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.50	7.19

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2014	BlackRock Global Opportunities Portfolio

Investment Objective

BlackRock Global Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2014, the Fund underperformed the benchmark, the MSCI All Country World Index (“ACWI”).

What factors influenced performance?

•

Detracting from performance was stock selection in the financials sector, most notably within the life & health insurance segment. In particular, Partnership Assurance Group PLC was negatively impacted by poor financial results, as well as unfavorable regulatory reforms, which have hampered its business model and led the Fund to exit the position. Another detractor from relative performance was stock selection in the movies & entertainment segment within consumer discretionary, as shares of Perform Group PLC sold off following a profit warning in December 2013. From a regional perspective, stock selection in Europe and Japan detracted from performance.

•

Stock selection contributed positively to the Fund’s performance in the diversified metals & mining segment within the materials sector. In particular, a position in U.S. Silica Holdings, Inc. benefited from strong demand for commercial silica used in fracking, as the company is one of the few providers with capacity to deliver to the major U.S. shale basins.

Additionally, within consumer staples, stock selection in the packaged foods & meats segment contributed to relative results. Most notably, shares of The Hain Celestial Group, Inc. appreciated following solid business execution and strong financial results. From a regional standpoint, stock selection in emerging Asia and Asia ex-Japan contributed positively to relative results.

Describe recent portfolio activity.

•

During the 12-month period, the Fund increased its exposure to the health care, financials and energy sectors, while reducing exposure to the consumer discretionary, industrials and materials sectors. In regional terms, these shifts resulted in increased exposures to emerging Asia and developed Americas and significantly reduced overweights in developed Europe and Japan.

Describe portfolio positioning at period end.

•

Relative to the MSCI ACWI, the Fund ended the period overweight in developed Europe and underweight in both developed Americas and Asia. From a sector perspective, the Fund was most notably overweight in the health care and energy sectors, while the most significant underweights were in materials and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Apple, Inc.	3%
Royal Dutch Shell PLC, A Shares - ADR	2
Citigroup, Inc.	2
Anheuser-Busch InBev NV	1
Novartis AG, Registered Shares	1
Comcast Corp., Class A	1
The Hartford Financial Services Group, Inc.	1
AIA Group Ltd.	1
Green REIT PLC	1
JPMorgan Chase & Co.	1

Geographic Allocation	Percent of Long-Term Investments

United States	52%
United Kingdom	7
Japan	6
Switzerland	3
Germany	3
China	3
France	3
Ireland	2
Netherlands	2
Sweden	2
Spain	2
South Korea	2
India	2
Hong Kong	2
Other[1]	9

[1]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

4	BLACKROCK FUNDS	SEPTEMBER 30, 2014

BlackRock Global Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The Fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The Fund may also invest up to 25% of its total assets in global fixed-income securities, including corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds).

[3]

This unmanaged index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2014
		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(2.88)%	5.74%	N/A	7.75%	N/A	5.29%	N/A
Investor A	(2.97)	5.41	(0.13)%	7.43	6.27%	5.00	4.34%
Investor B	(3.34)	4.62	0.12	6.57	6.26	4.27	4.27
Investor C	(3.29)	4.64	3.64	6.59	6.59	4.20	4.20
Class R	(3.13)	4.97	N/A	7.05	N/A	4.61	N/A
MSCI ACWI	2.62	11.32	N/A	10.07	N/A	5.16	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on January 31, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$971.20	$5.24	$1,000.00	$1,019.75	$5.37	1.06%
Investor A	$1,000.00	$970.30	$6.57	$1,000.00	$1,018.40	$6.73	1.33%
Investor B	$1,000.00	$966.60	$10.75	$1,000.00	$1,014.14	$11.01	2.18%
Investor C	$1,000.00	$967.10	$10.55	$1,000.00	$1,014.34	$10.81	2.14%
Class R	$1,000.00	$968.70	$8.49	$1,000.00	$1,016.44	$8.69	1.72%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	5

Fund Summary as of September 30, 2014	BlackRock Health Sciences Opportunities Portfolio

Investment Objective

BlackRock Health Sciences Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2014, the Fund’s Institutional, Service, Investor A and Class R Shares outperformed the benchmark, the Russell 3000® Health Care Index, while the Investor B and Investor C Shares underperformed. All share classes of the Fund outperformed the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 3000® Health Care Index.

What factors influenced performance?

•

The largest contribution to the Fund’s performance came from the health care providers & services industry. Here, the Fund’s underweight to this lagging industry, combined with effective stock selection within health care facilities and health care distributors, contributed positively to performance. The pharmaceuticals industry was an additional area of strength, as the Fund avoided or underweighted several of the group’s largest underperformers. In addition, the Fund held overweight positions in several specialty pharmaceutical stocks that were bolstered by merger-and-acquisition activity.

•

Biotechnology was the only industry where the Fund’s positioning detracted from relative performance. While the Fund benefited from several strong performers, a number of small- to mid-cap biotechnology holdings hampered relative performance during the biotechnology sell-offs that occurred in October 2013 and March/April 2014.

Describe recent portfolio activity.

•

During the 12-month period, the largest change to the portfolio was a marginal reduction in the biotechnology industry. The Fund sold several of its biotechnology holdings during the fourth quarter of 2013, as strong price appreciation translated to less appealing risk-reward profiles. The proceeds of these sales were invested in both the health care equipment & supplies and health care providers & services industries. These changes reflected the Fund’s bottom-up, fundamental investment process.

Describe portfolio positioning at period end.

•

The Fund maintained a focus on innovative companies that seek to satisfy an unmet health care need or enhance current products or procedures. As such, the Fund’s largest industry allocations were biotechnology, health care equipment & supplies and pharmaceuticals. While the overhang of policy uncertainty has been removed with the implementation of health care reform, the Fund remained underweight in industries that are strongly linked to government reimbursements and potential policy changes.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Biogen Idec, Inc.	3%
Merck & Co., Inc.	3
Celgene Corp.	3
AbbVie, Inc.	3
Johnson & Johnson	3
Amgen, Inc.	3
Alexion Pharmaceuticals, Inc.	3
UnitedHealth Group, Inc.	3
Novartis AG, Registered Shares	3
Actavis PLC	3

Industry Allocation	Percent of Long-Term Investments

Pharmaceuticals	35%
Biotechnology	26
Health Care Equipment & Supplies	17
Health Care Providers & Services	15
Life Sciences Tools & Services	5
Chemicals	1
Health Care Technology	1

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	BLACKROCK FUNDS	SEPTEMBER 30, 2014

BlackRock Health Sciences Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]	Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities, primarily common stock, of companies in health sciences and related industries.

[3]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[4]

The unmanaged Russell 3000® Health Care Index features companies involved in medical services or health care in the Russell 3000® Index, which includes the largest 3,000 U.S. companies as determined by total market capitalization.

Performance Summary for the Period Ended September 30, 2014
		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	11.86%	27.74%	N/A	20.10%	N/A	15.16%	N/A
Service	11.70	27.36	N/A	19.73	N/A	14.83	N/A
Investor A	11.71	27.37	20.69%	19.74	18.45%	14.80	14.18%
Investor B	11.29	26.40	21.90	18.81	18.60	14.08	14.08
Investor C	11.32	26.46	25.46	18.88	18.88	13.98	13.98
Class R	11.54	27.05	N/A	19.28	N/A	14.30	N/A
S&P 500® Index	6.42	19.73	N/A	15.70	N/A	8.11	N/A
Russell 3000® Health Care Index	9.16	26.87	N/A	20.11	N/A	10.67	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,118.60	$4.89	$1,000.00	$1,020.46	$4.66	0.92%
Service	$1,000.00	$1,117.00	$6.53	$1,000.00	$1,018.90	$6.23	1.23%
Investor A	$1,000.00	$1,117.10	$6.42	$1,000.00	$1,019.00	$6.12	1.21%
Investor B	$1,000.00	$1,112.90	$10.38	$1,000.00	$1,015.24	$9.90	1.96%
Investor C	$1,000.00	$1,113.20	$10.17	$1,000.00	$1,015.44	$9.70	1.92%
Class R	$1,000.00	$1,115.40	$8.06	$1,000.00	$1,017.45	$7.69	1.52%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	7

Fund Summary as of September 30, 2014	BlackRock International Opportunities Portfolio

Investment Objective

BlackRock International Opportunities Portfolio’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2014, the Fund underperformed its benchmark, the MSCI All Country World Index (“ACWI”) Ex-U.S.

What factors influenced performance?

•

Detracting from performance was stock selection in the financials sector, most notably within the life & health insurance segment. In particular, Partnership Assurance Group PLC was negatively impacted by poor financial results, as well as unfavorable regulatory reforms, which have hampered its business model and led the Fund to exit the position. Additionally, selection in the information technology sector detracted as investors’ rotation from high-growth internet stocks to more value-oriented names adversely impacted the Fund’s software & services holdings. From a regional perspective, stock selection in Europe and Japan detracted from performance.

•

A positive contributor to relative performance was stock selection in the pharmaceuticals segment within health care, as shares of Novartis AG continued to benefit from positive clinical results and continued investor optimism over the long-term outlook for the sector. Additionally, an underweight allocation in materials proved beneficial as the sector underperformed the broader market. From a regional standpoint, stock selection in the emerging markets contributed positively to relative results. The Fund’s use of foreign exchange contracts to manage currency risk had a positive impact on performance for the period.

Describe recent portfolio activity.

•

During the 12-month period, the Fund increased its exposure to the health care, energy and consumer staples sectors, while reducing exposure to industrials, materials and consumer discretionary. Regionally, these trades resulted in increased exposures to developed Americas and emerging Asia, while significantly reducing the overweight in developed Europe.

Describe portfolio positioning at period end.

•

Relative to the MSCI ACWI Ex-U.S., the Fund ended the period overweight in developed market stocks in Europe and the Americas and underweight in both emerging markets and Asia. On a sector basis, the Fund was most notably overweight in health care and consumer discretionary, while the most significant underweights were in materials and financials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Novartis AG, Registered Shares	4%
Roche Holding AG	4
Anheuser-Busch InBev NV	2
AstraZeneca PLC	2
Baidu, Inc. - ADR	2
Imperial Tobacco Group PLC	2
Actelion Ltd., Registered Shares	2
UniCredit SpA	2
Liberty Global PLC, Series A	2
Royal Dutch Shell PLC, A Shares	2

Geographic Allocation	Percent of Long-Term Investments

United Kingdom	15%
Japan	13
Switzerland	10
France	7
China	6
Canada	6
Germany	5
United States	5
Ireland	4
Netherlands	3
Italy	3
India	3
Belgium	2
Spain	2
Hong Kong	2
Other[1]	14

[1]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

8	BLACKROCK FUNDS	SEPTEMBER 30, 2014

BlackRock International Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by foreign companies of any market capitalization. The Fund may invest up to 40% of its net assets in stocks of issuers in emerging market countries.

[3]	The Index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

Performance Summary for the Period Ended September 30, 2014
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(6.73)%	0.25%	N/A	5.58%	N/A	9.38%	N/A
Service	(6.87)	(0.03)	N/A	5.14	N/A	9.00	N/A
Investor A	(6.89)	(0.06)	(5.31)%	5.28	4.15%	9.05	8.47%
Investor B	(7.23)	(0.84)	(5.29)	4.43	4.09	8.37	8.37
Investor C	(7.24)	(0.82)	(1.81)	4.48	4.48	8.23	8.23
MSCI ACWI Ex-U.S	(0.50)	4.77	N/A	6.03	N/A	7.06	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$932.70	$5.67	$1,000.00	$1,019.20	$5.92	1.17%
Service	$1,000.00	$931.30	$7.07	$1,000.00	$1,017.75	$7.38	1.46%
Investor A	$1,000.00	$931.10	$7.16	$1,000.00	$1,017.65	$7.49	1.48%
Investor B	$1,000.00	$927.70	$10.53	$1,000.00	$1,014.14	$11.01	2.18%
Investor C	$1,000.00	$927.60	$10.63	$1,000.00	$1,014.04	$11.11	2.20%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	9

Fund Summary as of September 30, 2014	BlackRock Science & Technology Opportunities Portfolio

Investment Objective

BlackRock Science & Technology Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

•

Effective October 11, 2013, the benchmark against which the Fund measures its performance changed from the NYSE Arca Tech 100 IndexSM to the MSCI World Information Technology Index. The investment adviser believes that this change in the benchmark better represents the sector exposures of the Fund and is a more appropriate basis for evaluating performance.

How did the Fund perform?

•

For the 12-month period ended September 30, 2014, the Fund underperformed both the MSCI World Information Technology Index and its former benchmark, the NYSE Arca Tech 100 IndexSM. The following discussion of relative performance pertains to the MSCI World Information Technology Index.

What factors influenced performance?

•

The most significant detractor from the Fund’s performance relative to the benchmark was selection within the systems software group. In particular, a position in “big data” company WANdisco PLC was adversely impacted by the market’s broad rotation into cheaper valuations in the first half of 2014. In addition, an underweight allocation in Microsoft Corp. constrained returns as the company benefited from solid business execution and strong financial results.

•

Stock selection in the internet retail segment was the most significant positive contributor to relative return. Within this group, Vipshop Holdings Ltd. had the greatest impact on performance as the company released a strong set of financial numbers reflecting steady growth in active customers and total orders. In addition, Fund returns were boosted by a position in Netflix, Inc., as the company benefited from investor optimism about future international expansion and the accompanying potential to further grow its subscriber base.

Describe recent portfolio activity.

•

During the 12-month period, the Fund reduced exposure to software & services stocks. These proceeds were used in large part to help fund purchases within the technology hardware & equipment group in an effort to diversify risk across the portfolio.

Describe portfolio positioning at period end.

•

Relative to the MSCI World Information Technology Index, the Fund ended the period with its largest overweight in the internet software & services industry. This positioning reflects a focus on areas of secular growth and emerging technology including the shift to mobile payments, e-commerce acceleration, mobile monetization, social media and cloud computing.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Apple, Inc.	10%
Microsoft Corp.	4
Facebook, Inc., Class A	3
Google, Inc., Class A	3
Google, Inc., Class C	3
Intel Corp.	3
Visa, Inc., Class A	2
Baidu, Inc. - ADR	2
Tencent Holdings Ltd.	2
Alliance Data Systems Corp.	2

Industry Allocation	Percent of Long-Term Investments

Internet Software & Services	23%
Software	23
IT Services	14
Technology Hardware, Storage & Peripherals	14
Semiconductors & Semiconductor Equipment	9
Internet & Catalog Retail	8
Communications Equipment	2
Consumer Finance	2
Other[1]	5

[1]	Includes holdings within industries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such industries.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

10	BLACKROCK FUNDS	SEPTEMBER 30, 2014

BlackRock Science & Technology Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. and non-U.S. science and technology companies in all market capitalization ranges, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or use of technology. The Fund may invest up to 25% of its net assets in emerging market countries.

[3]

A price-weighted index comprised of common stocks and ADRs of technology-related companies listed on U.S. exchanges. Modeled as a multi-industry technology index, the objective of the NYSE Arca Tech 100 IndexSM is to provide a benchmark for measuring the performance of companies using technology innovation across a broad spectrum of industries.

[4]

An index that measures the performance of the technology sector in developed equity markets. Effective October 11, 2013, the Fund now uses this index as its benchmark rather than the NYSE Arca Tech 100 IndexSM because management believes that this benchmark better represents the sector exposures of the Fund and is a more appropriate basis for evaluating performance.

Performance Summary for the Period Ended September 30, 2014
		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	0.56%	17.11%	N/A	13.03%	N/A	10.26%	N/A
Service	0.51	16.85	N/A	12.79	N/A	9.94	N/A
Investor A	0.37	16.71	10.58%	12.62	11.41%	9.82	9.23%
Investor B	0.00	15.74	11.24	11.69	11.43	9.10	9.10
Investor C	0.00	15.78	14.78	11.63	11.63	8.90	8.90
Class R	0.29	16.44	N/A	12.34	N/A	9.49	N/A
NYSE Arca Tech 100 IndexSM	4.41	21.64	N/A	19.33	N/A	11.71	N/A
MSCI World Information Technology Index	9.29	24.43	N/A	13.57	N/A	8.37	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,005.60	$6.49	$1,000.00	$1,018.60	$6.53	1.29%
Service	$1,000.00	$1,005.10	$7.49	$1,000.00	$1,017.60	$7.54	1.49%
Investor A	$1,000.00	$1,003.70	$8.09	$1,000.00	$1,017.00	$8.14	1.61%
Investor B	$1,000.00	$1,000.00	$12.03	$1,000.00	$1,013.04	$12.11	2.40%
Investor C	$1,000.00	$1,000.00	$12.18	$1,000.00	$1,012.89	$12.26	2.43%
Class R	$1,000.00	$1,002.90	$9.49	$1,000.00	$1,015.59	$9.55	1.89%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	11

Fund Summary as of September 30, 2014	BlackRock U.S. Opportunities Portfolio

Investment Objective

BlackRock U.S. Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2014, the Fund’s Institutional Shares outperformed the benchmark, the Russell Midcap® Index. The Fund’s Service and Investor A Shares performed in line with the benchmark, while the Investor B and Investor C Shares underperformed the benchmark index.

What factors influenced performance?

•

Stock selection within the industrials and health care sectors were the largest contributors to relative performance for the period. In industrials, exposure to companies within the trading companies & distributors and electrical components & equipment segments generated strong relative performance. Within health care, stock selection in the health care facilities segment had a positive impact on performance as these holdings continued to benefit from increased health care utilization in the wake of the Affordable Care Act.

•	Conversely, stock selection in energy, and in particular within the oil & gas exploration & production segment, detracted as these holdings were negatively impacted by a decline in the price of crude oil. Additionally, positioning within the information technology (“IT”) sector hampered relative results as the Fund’s growth-oriented internet software & services holdings were adversely impacted by the market’s rotation into cheaper valuations in the first quarter of 2014.

Describe recent portfolio activity.

•	During the 12-month period, the Fund increased its exposures to the health care, consumer discretionary and consumer staples sectors, while reducing exposures to financials, industrials and IT.

Describe portfolio positioning at period end.

•

Relative to the Russell Midcap® Index, the Fund ended the period overweight in the health care, consumer discretionary and telecommunication services sectors, while maintaining underweight allocations to utilities, financials and industrials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Sequential Brands Group, Inc.	2%
SBA Communications Corp., Class A	2
BankUnited, Inc.	2
HCA Holdings, Inc.	1
Jarden Corp.	1
TRW Automotive Holdings Corp.	1
The Hartford Financial Services Group, Inc.	1
WisdomTree Investments, Inc.	1
Alliance Data Systems Corp.	1
Kennedy-Wilson Holdings, Inc.	1

Sector Allocation	Percent of Long-Term Investments

Consumer Discretionary	19%
Financials	17
Health Care	15
Information Technology	14
Industrials	12
Materials	7
Energy	6
Consumer Staples	6
Telecommunication Services	2
Utilities	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

12	BLACKROCK FUNDS	SEPTEMBER 30, 2014

BlackRock U.S. Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. emerging capitalization companies with relatively attractive earnings growth potential and valuation.

[3]

This market index measures the performance of the mid-cap segment of the U.S. equities universe. It is a subset of the Russell 1000® Index including approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies.

Performance Summary for the Period Ended September 30, 2014
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	3.05%	16.28%	N/A	14.26%	N/A	11.92%	N/A
Service	2.84	15.82	N/A	13.76	N/A	11.45	N/A
Investor A	2.83	15.83	9.75%	13.74	12.52%	11.41	10.81%
Investor B	2.44	14.90	10.87	12.85	12.60	10.74	10.74
Investor C	2.47	14.97	14.07	12.90	12.90	10.60	10.60
Russell Midcap® Index	3.22	15.83	N/A	17.19	N/A	10.34	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,030.50	$4.73	$1,000.00	$1,020.41	$4.71	0.93%
Service	$1,000.00	$1,028.40	$6.71	$1,000.00	$1,018.45	$6.68	1.32%
Investor A	$1,000.00	$1,028.30	$6.76	$1,000.00	$1,018.40	$6.73	1.33%
Investor B	$1,000.00	$1,024.40	$10.76	$1,000.00	$1,014.44	$10.71	2.12%
Investor C	$1,000.00	$1,024.70	$10.51	$1,000.00	$1,014.69	$10.45	2.07%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	13

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors. Prior to January 28, 2005, the performance results of Service Shares of the BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities”) are those of Investor A Shares restated to reflect Service Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to September 8, 2008, the performance results of Class R Shares of BlackRock Science & Technology

Opportunities Portfolio are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees. Prior to September 12, 2011, the performance results of Class R Shares of BlackRock Global Opportunities Portfolio and Health Sciences Opportunities are those of the applicable Fund’s Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Performance for Health Sciences Opportunities for the periods prior to January 28, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with Health Sciences Opportunities on that date.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

14	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2014 and held through September 30, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower distributions paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	15

Schedule of Investments September 30, 2014	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 0.4%
YPF SA — ADR	36,600	$1,353,834
Belgium — 1.5%
Anheuser-Busch InBev NV	42,618	4,726,271
Brazil — 0.5%
Petroleo Brasileiro SA — ADR	119,400	1,694,286
Canada — 1.4%
MEG Energy Corp. (a)	81,500	2,501,871
Suncor Energy, Inc.	53,300	1,928,880

		4,430,751
China — 2.7%
Alibaba Group Holding Ltd. — ADR (a)	29,700	2,638,845
Baidu, Inc. — ADR (a)	13,500	2,946,105
Beijing Enterprises Water Group Ltd.	2,868,000	1,939,518
Ping An Insurance Group Co. of China Ltd., H Shares	167,500	1,256,738

		8,781,206
Denmark — 0.9%
Novo Nordisk A/S, Class B	60,600	2,885,274
France — 2.6%
Schneider Electric SE	39,512	3,031,474
Unibail-Rodamco SE	9,000	2,314,431
Vivendi SA	121,420	2,932,041

		8,277,946
Germany — 2.8%
Daimler AG, Registered Shares	40,300	3,077,603
Henkel AG & Co. KGaA	28,300	2,817,347
Telefonica Deutschland Holding AG	364,200	1,899,424
Zalando SE (a)(b)	37,986	1,031,537

		8,825,911
Greece — 0.7%
Alpha Bank AE (a)	2,923,074	2,266,059
Hong Kong — 1.6%
AIA Group Ltd.	781,900	4,035,186
Melco Crown Entertainment Ltd. — ADR	40,600	1,067,374

		5,102,560
India — 1.7%
HDFC Bank Ltd.	195,397	2,907,236
ITC Ltd.	414,700	2,480,652

		5,387,888
Indonesia — 1.0%
Global Mediacom Tbk PT	9,488,700	1,513,386
Matahari Department Store Tbk PT	1,316,360	1,753,498

		3,266,884

Common Stocks	Shares	Value
Ireland — 1.9%
Alkermes PLC (a)	47,500	$2,036,325
Green REIT PLC (a)	2,407,044	3,952,303

		5,988,628
Italy — 0.9%
Banca Generali SpA	79,172	2,086,025
Moncler SpA	63,400	903,196

		2,989,221
Japan — 5.6%
Kenedix Office Investment Corp.	345	1,852,451
Mitsubishi Estate Co. Ltd.	126,000	2,839,700
Nabtesco Corp.	99,400	2,381,194
Shinsei Bank Ltd.	1,477,000	3,170,204
SMC Corp.	6,500	1,792,316
SoftBank Corp.	44,900	3,136,215
Tokyo Tatemono Co. Ltd.	339,000	2,746,876

		17,918,956
Mexico — 0.5%
Cemex SAB de CV — ADR (a)	126,760	1,652,950
Netherlands — 1.9%
Royal Dutch Shell PLC, A Shares — ADR	77,900	5,930,527
New Zealand — 0.5%
Xero Ltd. (Acquired 10/15/13, cost $1,616,409) (a)(c)	106,300	1,702,817
Nigeria — 1.0%
Lekoil Ltd. (a)	2,787,800	3,073,202
Panama — 0.6%
Copa Holdings SA, Class A	16,500	1,770,285
Peru — 0.6%
Credicorp Ltd.	11,600	1,779,324
South Africa — 0.6%
Naspers Ltd., N Shares	17,900	1,960,471
South Korea — 1.7%
Hyundai Development Co. — Engineering & Construction	41,900	1,690,469
NAVER Corp.	2,100	1,604,142
Samsung Electronics Co. Ltd.	1,800	2,016,013

		5,310,624
Spain — 1.7%
NH Hotel Group SA (a)(d)	645,087	3,146,824
Sacyr SA (a)	449,700	2,410,317

		5,557,141
Sweden — 1.8%
Nordea Bank AB	224,919	2,915,716

Portfolio Abbreviations
ADR	American Depositary Receipts	HKD	Hong Kong Dollar	SCA	Svenska Cellulosa Aktiebolaget
AUD	Australian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CAD	Canadian Dollar	MLP	Master Limited Partnership	SGD	Singapore Dollar
CHF	Swiss Franc	NOK	Norwegian Krone	TRY	Turkish Lira
DKK	Danish Krone	NZD	New Zealand Dollar	USD	U.S. Dollar
EUR	Euro	REIT	Real Estate Investment Trust	ZAR	South African Rand
GBP	British Pound

See Notes to Financial Statements.

16	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Sweden (concluded)
Svenska Cellulosa AB SCA, B Shares	115,318	$2,740,084

		5,655,800
Switzerland — 3.1%
Novartis AG, Registered Shares	48,000	4,520,082
Roche Holding AG	10,840	3,201,086
UBS AG, Registered Shares	130,972	2,276,664

		9,997,832
Taiwan — 0.3%
Hermes Microvision, Inc.	23,117	961,611
United Kingdom — 7.1%
Abengoa Yield PLC (a)	31,500	1,120,770
AO World PLC (a)	229,398	699,146
AstraZeneca PLC	51,800	3,712,112
Crest Nicholson Holdings PLC	555,879	2,917,160
Foxtons Group PLC	453,949	1,573,676
Kennedy Wilson Europe Real Estate PLC	89,558	1,585,432
Lloyds Banking Group PLC (a)	1,599,800	1,990,249
Metro Bank PLC (Acquired 1/15/14, cost $1,748,929) (a)(c)	82,275	1,735,265
Nomad Holdings Ltd. (a)	167,843	1,909,214
Polypipe Group PLC	812,800	3,244,744
Poundland Group PLC (a)	109,300	559,568
Vodafone Group PLC — ADR	48,235	1,586,449

		22,633,785
United States — 48.5%
AbbVie, Inc.	54,900	3,171,024
Actavis PLC (a)	14,600	3,522,688
Adobe Systems, Inc. (a)	27,950	1,933,862
Allergan, Inc.	20,200	3,599,438
Altria Group, Inc.	82,100	3,771,674
American Airlines Group, Inc.	71,100	2,522,628
Apple Inc.	84,595	8,522,946
Aramark	85,600	2,251,280
Autodesk, Inc. (a)	40,200	2,215,020
BankUnited, Inc.	124,788	3,804,786
Best Buy Co., Inc.	43,517	1,461,736
Biogen Idec, Inc. (a)	4,900	1,620,969
BioMarin Pharmaceutical, Inc. (a)	31,500	2,273,040
Bristol-Myers Squibb Co.	43,800	2,241,684
Cabot Oil & Gas Corp.	60,978	1,993,371
CBS Corp., Class B	38,500	2,059,750
Charles River Laboratories International, Inc. (a)	42,400	2,532,976
Citigroup, Inc.	102,868	5,330,620
Comcast Corp., Class A	81,300	4,372,314
Concho Resources, Inc. (a)	20,200	2,532,878
Continental Building Products, Inc. (a)	53,553	781,874
Covidien PLC	27,500	2,379,025
Crown Holdings, Inc. (a)	37,800	1,682,856
Eastman Chemical Co.	32,110	2,597,378
Enterprise Products Partners LP	51,000	2,055,300
EOG Resources, Inc.	31,000	3,069,620
Facebook, Inc., Class A (a)	25,760	2,036,070
FireEye, Inc. (a)	47,000	1,436,320
Flowserve Corp.	28,200	1,988,664
Google, Inc., Class A (a)	6,479	3,812,308
Google, Inc., Class C (a)	6,479	3,740,715
The Hain Celestial Group, Inc. (a)	33,456	3,424,222
The Hartford Financial Services Group, Inc.	114,800	4,276,300
JPMorgan Chase & Co.	64,385	3,878,552
Kennedy-Wilson Holdings, Inc.	159,800	3,828,808
Kinder Morgan, Inc.	75,300	2,887,002
Las Vegas Sands Corp.	21,490	1,336,893

Common Stocks	Shares	Value
United States (concluded)
LendingClub Corp. (Acquired 5/07/14, cost $188,372) (a)(c)	9,260	$193,197
Lowe’s Cos., Inc.	39,720	2,101,982
Merck & Co., Inc.	42,700	2,531,256
Mondelez International, Inc., Class A	104,400	3,577,266
Oasis Petroleum, Inc. (a)	25,984	1,086,391
Pfizer, Inc.	100,900	2,983,613
Platform Specialty Products Corp. (a)	129,800	3,247,596
Public Service Enterprise Group, Inc.	63,800	2,375,912
Ralph Lauren Corp.	14,500	2,388,585
Roper Industries, Inc.	26,140	3,824,021
Samsonite International SA	710,100	2,286,264
Schlumberger Ltd.	35,340	3,593,725
St. Jude Medical, Inc.	25,000	1,503,250
Strategic Growth Bancorp (Acquired 3/10/14, cost $1,691,208) (a)(c)	135,840	1,566,235
SunPower Corp. (a)	36,338	1,231,131
U.S. Silica Holdings, Inc.	29,800	1,862,798
United Parcel Service, Inc., Class B	31,500	3,096,135
United Rentals, Inc. (a)	22,847	2,538,302
Varian Medical Systems, Inc. (a)	24,100	1,930,892
WisdomTree Investments, Inc. (a)	261,249	2,973,014
Yelp, Inc. (a)	16,600	1,132,950

		154,971,106
Total Common Stocks — 96.1%		306,853,150

Preferred Stocks
India — 0.2%
Snapdeal.com, Series F (Acquired 5/07/14, cost $569,795) (a)(c)	81	554,298
United States — 2.6%
Hortonworks, Inc., Series D (Acquired 3/21/14,cost $3,133,876) (a)(c)	257,147	3,134,622
LendingClub Corp. (Acquired 4/15/14, cost $855,850) (a)(c)	42,072	877,773
New Relic, Inc. (Acquired 4/15/14, cost $2,154,165) (a)(c)	74,451	2,154,165
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $942,242) (a)(c)	153,710	942,242
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $1,176,386) (a)(c)	18,958	1,176,386
Total Preferred Stocks — 2.8%		8,839,486

Warrants (e)
United Kingdom — 0.0%
Nomad Holdings Ltd. (issued 4/10/14, expiring 4/10/17, strike price $11.50)	167,843	89,796
Total Warrants — 0.0%		89,796
Total Long-Term Investments (Cost — $276,611,365) — 98.9%		315,782,432

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	17

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (f)(g)	1,732,302	$1,732,302
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (f)(g)(h)	$1,198	1,198,277
Total Short-Term Securities (Cost — $2,930,579) — 0.9%		2,930,579

Value
Total Investments (Cost $279,541,944) — 99.8%	$318,713,011
Other Assets Less Liabilities — 0.2%	767,742

Net Assets — 100.0%	$319,480,753

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $14,037,000 and an original cost of $14,077,232, which was 4.4% of its net assets.

(d)	Security, or a portion of security, is on loan.

(e)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(f)	Represents the current yield as of report date.

(g)	Investments in issuers considered to be affiliates of the Fund during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2013	Net Activity	Shares/ Beneficial Interest Held at September 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	60,217	1,672,085	1,732,302	$468
BlackRock Liquidity Series, LLC, Money Market Series	$3,939,993	$(2,741,716)	$1,198,277	$129,293

(h)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SGD	2,518,000	USD	2,026,155	Citibank N.A.	10/21/14	$(52,353)
AUD	5,635,000	USD	5,242,387	Bank of America N.A.	10/22/14	(316,819)
CAD	2,853,000	USD	2,606,729	The Bank of New York Mellon	10/22/14	(60,753)
CHF	438,711	USD	488,258	Goldman Sachs International	10/22/14	(28,648)
CHF	751,609	USD	825,782	JPMorgan Chase Bank N.A.	10/22/14	(38,368)
CHF	2,004,100	USD	2,211,834	Morgan Stanley Capital Services LLC	10/22/14	(112,263)
CHF	215,815	USD	237,627	Royal Bank of Scotland PLC	10/22/14	(11,531)
DKK	448,927	USD	80,444	The Bank of New York Mellon	10/22/14	(4,262)
DKK	856,442	USD	155,216	Goldman Sachs International	10/22/14	(9,880)
DKK	3,037,639	USD	514,126	TD Securities, Inc.	10/22/14	1,291
EUR	147,000	USD	187,391	Citibank N.A.	10/22/14	(1,695)
EUR	2,570,640	USD	3,276,980	Citibank N.A.	10/22/14	(29,637)
EUR	3,086,000	USD	4,135,860	Citibank N.A.	10/22/14	(237,493)
EUR	2,653,000	USD	3,549,032	TD Securities, Inc.	10/22/14	(197,649)
GBP	2,055,000	USD	3,462,498	Barclays Bank PLC	10/22/14	(131,689)
GBP	2,463,000	USD	3,962,142	Citibank N.A.	10/22/14	29,966
HKD	4,703,000	USD	606,768	Barclays Bank PLC	10/22/14	(1,124)

See Notes to Financial Statements.

18	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
HKD	2,017,000	USD	260,138	Citibank N.A.	10/22/14	$(392)
NOK	6,775,000	USD	1,067,092	The Bank of New York Mellon	10/22/14	(13,440)
SEK	921,000	USD	127,653	Citibank N.A.	10/22/14	(31)
SEK	10,024,000	USD	1,452,003	TD Securities, Inc.	10/22/14	(62,996)
USD	369,388	CAD	405,000	Barclays Bank PLC	10/22/14	7,972
USD	1,273,788	CHF	1,144,000	Morgan Stanley Capital Services LLC	10/22/14	75,290
USD	879,036	CHF	807,175	State Street Bank and Trust Co.	10/22/14	33,409
USD	2,133,655	DKK	11,760,000	Barclays Bank PLC	10/22/14	138,018
USD	13,213,836	EUR	9,764,000	Credit Suisse International	10/22/14	879,532
USD	455,376	EUR	337,000	Goldman Sachs International	10/22/14	29,663
USD	247,550	EUR	183,000	State Street Bank and Trust Co.	10/22/14	16,377
USD	1,028,918	EUR	816,699	TD Securities, Inc.	10/22/14	(2,619)
USD	1,924,949	GBP	1,179,000	Citibank N.A.	10/22/14	13,988
USD	1,961,102	GBP	1,180,000	Citibank N.A.	10/22/14	48,521
USD	8,578,624	GBP	5,012,000	Deutsche Bank AG	10/22/14	455,016
USD	1,403,600	HKD	10,878,000	Citibank N.A.	10/22/14	2,751
USD	3,286,500	JPY	352,650,688	JPMorgan Chase Bank N.A.	10/22/14	70,562
USD	3,255,584	NZD	3,770,000	Goldman Sachs International	10/22/14	319,375
USD	3,813,434	SEK	26,062,000	Goldman Sachs International	10/22/14	202,071
Total						$1,010,160

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	19

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$1,353,834	—	—	$1,353,834
Belgium	—	$4,726,271	—	4,726,271
Brazil	1,694,286	—	—	1,694,286
Canada	4,430,751	—	—	4,430,751
China	5,584,950	3,196,256	—	8,781,206
Denmark	—	2,885,274	—	2,885,274
France	—	8,277,946	—	8,277,946
Germany	1,031,537	7,794,374	—	8,825,911
Greece	—	2,266,059	—	2,266,059
Hong Kong	1,067,374	4,035,186	—	5,102,560
India	—	5,387,888	—	5,387,888
Indonesia	—	3,266,884	—	3,266,884
Ireland	5,988,628	—	—	5,988,628
Italy	—	2,989,221	—	2,989,221
Japan	—	17,918,956	—	17,918,956
Mexico	1,652,950	—	—	1,652,950
Netherlands	5,930,527	—	—	5,930,527
New Zealand	—	1,702,817	—	1,702,817
Nigeria	3,073,202	—	—	3,073,202
Panama	1,770,285	—	—	1,770,285
Peru	1,779,324	—	—	1,779,324
South Africa	—	1,960,471	—	1,960,471
South Korea	—	5,310,624	—	5,310,624
Spain	—	5,557,141	—	5,557,141
Sweden	—	5,655,800	—	5,655,800
Switzerland	—	9,997,832	—	9,997,832
Taiwan	—	961,611	—	961,611
United Kingdom	10,705,323	10,193,197	$1,735,265	22,633,785
United States	153,211,674	—	1,759,432	154,971,106
Preferred Stocks:
India	—	—	554,298	554,298
United States	—	—	8,285,188	8,285,188
Warrants	89,796	—	—	89,796
Short-Term Securities	1,732,302	1,198,277	—	2,930,579
Total	$201,096,743	$105,282,085	$12,334,183	$318,713,011

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Forward foreign currency exchange contracts	—	$2,323,802	—	$2,323,802
Liabilities:
Forward foreign currency exchange contracts	—	(1,313,642)	—	(1,313,642)
Total	—	$1,010,160	—	$1,010,160

[1] Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

20	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Schedule of Investments (concluded)	BlackRock Global Opportunities Portfolio

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of September 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$181,991	—	—	$181,991
Liabilities:
Collateral on securities loaned at value	—	$(1,198,277)	—	(1,198,277)
Total	$181,991	$(1,198,277)	—	$(1,016,286)

Transfers between Level 1 and Level 2 were as follows:
	Transfers into Level 1	Transfers out of Level 1[1]	Transfers into Level 2[1]	Transfers out of Level 2
Assets:
Long-Term Investments:
United Kingdom	—	$5,598,197	$5,598,197	—
[1] External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of September 30, 2013	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[2,3]	$(133,812)	$7,172	$(126,640)
Purchases	3,628,509	8,832,314	12,460,823
Sales	—	—	—
Closing Balance, as of September 30, 2014	$3,494,697	$8,839,486	$12,334,183

Net change in unrealized appreciation/depreciation on investments still held at September 30, 2014	$(133,812)	$7,172	$(126,640)

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[3]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at September 30, 2014, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of September 30, 2014.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$1,735,265	Market Comparable Companies	Price to Tangible Book Value Multiple[4]	1.67	x
	193,197	Market Comparable Companies	Net Revenue Multiple[4]	18.25	x
	1,566,235	Market Comparable Companies	Price to Tangible Book Value Multiple[4]	1.15	x
			P/E Multiple[4]	7.75	x
Preferred Stocks	554,298	Market Revenue	Current Fiscal Year Revenue Multiple[4]	1.32	x
		Discounted Cash Flow	Internal Rate of Return[4]	23.34%
	3,134,622	Market Comparable Companies	Implied 2016P Revenue Multiple[4]	5.5	x
	877,773	Market Comparable Companies	Net Revenue Multiple[4]	18.25	x
	2,154,165	Market Comparable Companies	Implied 2016P Revenue Multiple[4]	7.0	x
	942,242	Market Comparable Companies	Implied 2015P Revenue Multiple[4]	11.5	x
	1,176,386	Market Comparable Companies	Bookings Multiple[4]	5.63	x
			Implied Volatility[4]	64%
Total	$12,334,183

[4]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	21

Schedule of Investments September 30, 2014	BlackRock Health Sciences Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology — 25.8%
Acceleron Pharma, Inc. (a)	159,600	$4,826,304
Acorda Therapeutics, Inc. (a)	208,600	7,067,368
Actelion Ltd., Registered Shares	175,400	20,543,908
Adamas Pharmaceuticals, Inc. (a)	76,800	1,430,016
Agios Pharmaceuticals, Inc. (a)	245,000	15,030,750
Alder Biopharmaceuticals, Inc. (a)	235,300	2,983,604
Alexion Pharmaceuticals, Inc. (a)	692,417	114,816,587
Alkermes PLC (a)	1,056,300	45,283,581
Amgen, Inc.	832,510	116,934,355
Aquinox Pharmaceuticals, Inc. (a)	90,900	605,394
Array BioPharma, Inc. (a)	1,057,100	3,773,847
Avalanche Biotechnologies, Inc. (a)	45,700	1,562,483
BioCryst Pharmaceuticals, Inc. (a)	227,200	2,222,016
Biogen Idec, Inc. (a)	400,600	132,522,486
BioMarin Pharmaceutical, Inc. (a)	722,300	52,121,168
Biota Pharmaceuticals, Inc. (a)	418,300	1,033,201
Bluebird Bio, Inc. (a)	42,600	1,528,488
Celgene Corp. (a)	1,357,538	128,667,452
Celldex Therapeutics, Inc. (a)	295,500	3,829,680
Clovis Oncology, Inc. (a)	255,700	11,598,552
Conatus Pharmaceuticals, Inc. (a)(b)	110,200	674,424
Concert Pharmaceuticals, Inc. (a)	126,400	1,593,904
Dyax Corp. (a)	782,037	7,914,214
Genomic Health, Inc. (a)	176,300	4,991,053
Gilead Sciences, Inc. (a)	673,756	71,721,326
Incyte Corp. Ltd. (a)	451,200	22,131,360
Infinity Pharmaceuticals, Inc. (a)	339,500	4,556,090
Isis Pharmaceuticals, Inc. (a)	210,067	8,156,902
Karyopharm Therapeutics, Inc. (a)	414,139	14,470,017
Kite Pharma, Inc. (Acquired 6/25/14, cost $2,941,196) (a)(c)	192,235	5,204,763
Medivation, Inc. (a)	244,700	24,193,489
Neurocrine Biosciences, Inc. (a)	764,438	11,978,743
Otonomy, Inc. (a)	85,900	2,061,600
ProQR Therapeutics NV (a)	56,700	974,673
Prosensa Holding BV (a)	77,600	654,168
Protalix BioTherapeutics, Inc. (a)(b)	1,155,326	2,795,889
Puma Biotechnology, Inc. (a)	171,900	41,010,183
Receptos, Inc. (a)	166,600	10,347,526
Regeneron Pharmaceuticals, Inc. (a)	153,522	55,347,751
SAGE Therapeutics, Inc. (a)	27,900	878,850
SAGE Therapeutics, Inc. (Acquired 7/23/14, cost $8,368,520, unrestricted issue on 7/18/14 was valued at USD 30.10 per share) (a)(c)	627,387	18,774,556
Seattle Genetics, Inc. (a)(b)	516,318	19,196,703
Tekmira Pharmaceuticals Corp. (a)	337,500	7,134,750
Ultragenyx Pharmaceutical, Inc. (a)	386,105	21,853,543
UniQure BV (a)	91,800	845,478
Vertex Pharmaceuticals, Inc. (a)	386,670	43,426,908

		1,071,270,103
Chemicals — 0.9%
Sigma-Aldrich Corp.	263,900	35,893,039
Health Care Equipment & Supplies — 16.5%
Abbott Laboratories	1,614,800	67,159,532
Alere, Inc. (a)	254,800	9,881,144
Align Technology, Inc. (a)	151,900	7,850,192
AtriCure, Inc. (a)	335,881	4,944,168
Baxter International, Inc.	643,300	46,169,641
Becton Dickinson & Co.	366,300	41,688,603
Boston Scientific Corp. (a)	3,080,100	36,375,981
CareFusion Corp. (a)	652,200	29,512,050
Coloplast A/S, Class B	330,600	27,647,471
The Cooper Cos., Inc.	178,000	27,723,500
Covidien PLC	951,600	82,322,916

Common Stocks	Shares	Value
Health Care Equipment & Supplies (concluded)
DENTSPLY International, Inc.	169,300	$7,720,080
DexCom, Inc. (a)	312,200	12,484,878
Edwards Lifesciences Corp. (a)	510,782	52,176,381
Insulet Corp. (a)	116,200	4,281,970
Intuitive Surgical, Inc. (a)	45,000	20,781,900
Masimo Corp. (a)	221,600	4,715,648
Medtronic, Inc.	913,200	56,572,740
PW Medtech Group Ltd. (a)	10,900,900	5,792,144
St. Jude Medical, Inc.	596,400	35,861,532
Stryker Corp.	868,500	70,131,375
Thoratec Corp. (a)	174,300	4,659,039
Varian Medical Systems, Inc. (a)	102,600	8,220,312
Volcano Corp. (a)	299,800	3,189,872
Zimmer Holdings, Inc.	178,300	17,928,065

		685,791,134
Health Care Providers & Services — 14.5%
Aetna, Inc.	377,723	30,595,563
AmerisourceBergen Corp.	266,300	20,584,990
Cardinal Health, Inc.	807,880	60,526,370
CIGNA Corp.	681,500	61,805,235
Envision Healthcare Holdings, Inc. (a)	800,400	27,757,872
Express Scripts Holding Co. (a)	284,947	20,125,807
HCA Holdings, Inc. (a)	1,074,800	75,794,896
HealthEquity, Inc. (a)	83,300	1,525,223
McKesson Corp.	489,600	95,310,432
Premier, Inc., Class A (a)	370,500	12,174,630
Team Health Holdings, Inc. (a)	408,500	23,688,915
UnitedHealth Group, Inc.	1,237,982	106,775,947
Universal Health Services, Inc., Class B	386,000	40,337,000
WellPoint, Inc.	187,100	22,380,902

		599,383,782
Health Care Technology — 0.7%
Cerner Corp. (a)	472,800	28,164,696
Life Sciences Tools & Services — 5.0%
Agilent Technologies, Inc.	812,200	46,279,156
Charles River Laboratories International, Inc. (a)	675,900	40,378,266
ICON PLC (a)	187,000	10,702,010
Illumina, Inc. (a)	348,100	57,060,552
Thermo Fisher Scientific, Inc.	428,900	52,197,130

		206,617,114
Pharmaceuticals — 34.7%
AbbVie, Inc.	2,176,300	125,703,088
Achaogen, Inc. (a)	183,711	1,646,050
Actavis PLC (a)	417,446	100,721,371
Allergan, Inc.	449,700	80,132,043
AstraZeneca PLC	904,700	64,832,976
Bayer AG, Registered Shares	336,700	46,848,101
Bristol-Myers Squibb Co.	1,383,700	70,817,766
Catalent, Inc. (a)	503,700	12,607,611
Chugai Pharmaceutical Co. Ltd.	749,800	21,703,507
Eli Lilly & Co.	1,158,200	75,109,270
Intra-Cellular Therapies, Inc. (a)	791,254	10,848,092
Jazz Pharmaceuticals PLC (a)	90,500	14,530,680
Johnson & Johnson	1,129,600	120,404,064
Mallinckrodt PLC (a)	411,600	37,105,740
Merck & Co., Inc.	2,212,600	131,162,928
Mylan, Inc. (a)	916,100	41,673,389
Novartis AG, Registered Shares	1,114,900	104,988,331
Pacira Pharmaceuticals, Inc. (a)	45,200	4,380,784
Perrigo Co. PLC	422,700	63,485,313
Pfizer, Inc.	1,758,540	52,000,028
Phibro Animal Health Corp., Class A	281,800	6,315,138

See Notes to Financial Statements.

22	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Health Sciences Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Pharmaceuticals (concluded)
Roche Holding AG	200,900	$59,326,393
Salix Pharmaceuticals Ltd. (a)	131,900	20,608,056
Shire PLC — ADR	200,700	51,991,335
Teva Pharmaceutical Industries Ltd. — ADR	1,170,100	62,892,875
Valeant Pharmaceuticals International, Inc. (a)	336,200	44,109,440
Zoetis, Inc.	315,900	11,672,505

		1,437,616,874
Total Common Stocks — 98.1%		4,064,736,742

Preferred Stocks
Biotechnology — 0.1%
ProNAi Therapeutics, Inc., Series D (Acquired 4/15/14, cost $3,632,975) (a)(c)	5,189,964	3,632,975
Spark Therapeutics (Acquired 5/23/14, cost $2,020,331) (a)(c)	1,254,864	2,020,331
Total Preferred Stocks — 0.1%		5,653,306
Total Long-Term Investments (Cost — $2,794,871,419) — 98.2%		4,070,390,048

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (d)(e)	115,300,758	$115,300,758
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (d)(e)(f)	$4,825	4,824,791
Total Short-Term Securities (Cost — $120,125,549) — 2.9%		120,125,549
Total Investments (Cost — $2,914,996,968) — 101.1%		4,190,515,597
Liabilities in Excess of Other Assets — (1.1)%		(45,763,020)

Net Assets — 100.0%		$4,144,752,577

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $29,632,625 and an original cost of $16,963,022, which was 0.7% of its net assets.

(d)	Represents the current yield as of report date.

(e)	Investments in issuers considered to be affiliates of the Fund during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2013	Net Activity	Shares/ Beneficial Interest Held at September 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	51,597,591	63,703,167	115,300,758	$22,746
BlackRock Liquidity Series, LLC, Money Market Series	$189,308,224	$(184,483,433)	$4,824,791	$289,028

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	23

Schedule of Investments (continued)	BlackRock Health Sciences Opportunities Portfolio

•	Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	8,790,000	USD	11,780,367	Citibank N.A.	10/22/14	$(676,462)
EUR	10,439,861	USD	13,308,442	Citibank N.A.	10/22/14	(120,362)
EUR	20,692,000	USD	27,960,334	Goldman Sachs Bank USA	10/22/14	(1,821,312)
USD	88,137,438	CHF	79,157,000	Morgan Stanley Capital Services LLC	10/22/14	5,209,575
USD	22,749,638	EUR	17,544,000	Citibank N.A.	10/22/14	587,305
USD	51,362,630	EUR	37,953,000	Credit Suisse International	10/22/14	3,418,772
USD	69,732,988	GBP	40,741,000	Deutsche Bank AG	10/22/14	3,698,688
USD	4,162,246	HKD	32,261,000	Credit Suisse International	10/22/14	7,733
USD	344,727	JPY	37,441,000	Citibank N.A.	10/22/14	3,290
Total						$10,307,227

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Biotechnology	$1,026,746,876	$44,523,227	—	$1,071,270,103
Chemicals	35,893,039	—	—	35,893,039
Health Care Equipment & Supplies	652,351,519	33,439,615	—	685,791,134
Health Care Providers & Services	599,383,782	—	—	599,383,782
Health Care Technology	28,164,696	—	—	28,164,696
Life Sciences Tools & Services	206,617,114	—	—	206,617,114
Pharmaceuticals	1,139,917,566	297,699,308	—	1,437,616,874
Preferred Stocks:
Biotechnology	—	—	$5,653,306	5,653,306
Short-Term Securities	115,300,758	4,824,791	—	120,125,549
Total	$3,804,375,350	$380,486,941	$5,653,306	$4,190,515,597

See Notes to Financial Statements.

24	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Schedule of Investments (concluded)	BlackRock Health Sciences Opportunities Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Forward foreign currency exchange contracts	—	$12,925,363	—	$12,925,363
Liabilities:
Forward foreign currency exchange contracts	—	(2,618,136)	—	(2,618,136)
Total	—	$10,307,227	—	$10,307,227

[1]    Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of September 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$764,700	—	—	$764,700
Liabilities:
Collateral on securities loaned at value	—	$(4,824,791)	—	(4,824,791)
Total	$764,700	$(4,824,791)	—	$(4,060,091)

There were no transfers between levels during the year ended September 30, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	25

Schedule of Investments September 30, 2014	BlackRock International Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 0.7%
YPF SA — ADR	289,500	$10,708,605
Belgium — 2.4%
Anheuser-Busch InBev NV	342,079	37,936,035
Brazil — 0.7%
Petroleo Brasileiro SA — ADR	757,900	10,754,601
Canada — 5.4%
Element Financial Corp. (a)	1,611,300	19,537,885
Gildan Activewear, Inc.	181,100	9,907,582
Lundin Mining Corp. (a)	2,681,100	13,238,522
MEG Energy Corp. (a)	490,200	15,048,061
Suncor Energy, Inc.	391,800	14,178,895
Tourmaline Oil Corp. (a)	271,675	12,039,136

		83,950,081
China — 6.2%
Alibaba Group Holding Ltd. — ADR (a)	191,958	17,055,468
Anhui Conch Cement Co. Ltd., H Shares (b)	4,170,000	13,307,626
Baidu, Inc. — ADR (a)	154,950	33,814,739
Beijing Enterprises Water Group Ltd.	14,566,000	9,850,427
CSR Corp. Ltd., H Shares	11,054,000	9,717,142
Qunar Cayman Islands Ltd. — ADR (a)	437,100	12,085,815

		95,831,217
Denmark — 1.1%
Novo Nordisk A/S, Class B	362,200	17,244,990
France — 6.7%
BNP Paribas SA	219,123	14,542,881
Orange SA	1,313,600	19,602,447
Sanofi SA	144,500	16,338,797
Schneider Electric SE	232,134	17,809,986
Société Générale SA	399,900	20,398,158
Unibail-Rodamco SE	60,300	15,506,688

		104,198,957
Germany — 4.4%
Bayer AG, Registered Shares	144,800	20,147,327
Continental AG	48,200	9,130,440
Daimler AG, Registered Shares	147,500	11,264,180
DMG MORI SEIKI AG	213,344	5,992,128
Henkel AG & Co. KGaA, Preference	176,800	17,600,953
Zalando SE (a)(c)	184,963	5,022,804

		69,157,832
Greece — 0.6%
Alpha Bank AE (a)	12,841,630	9,955,235
Hong Kong — 1.6%
AIA Group Ltd.	3,371,700	17,400,482
MTR Corp Ltd.	1,965,500	7,707,359

		25,107,841
India — 2.5%
HDFC Bank Ltd.	1,187,155	17,663,220
Tata Motors Ltd. — ADR	478,100	20,897,751

		38,560,971
Indonesia — 1.0%
Global Mediacom Tbk PT	40,365,888	6,438,095
Matahari Department Store Tbk PT	6,988,471	9,309,207

		15,747,302
Ireland — 3.8%
Dalata Hotel Group PLC (a)	2,063,626	7,871,560
Green REIT PLC (a)	12,271,712	20,149,831

Common Stocks	Shares	Value
Ireland (concluded)
Kingspan Group PLC	568,679	$9,107,713
Ryanair Holdings PLC — ADR (a)	399,900	22,566,357

		59,695,461
Israel — 1.2%
Teva Pharmaceutical Industries Ltd. — ADR	350,700	18,850,125
Italy — 2.6%
Banca Generali SpA	563,500	14,847,105
UniCredit SpA	3,316,546	26,054,555

		40,901,660
Japan — 12.9%
FANUC Corp.	93,300	16,873,562
Japan Tobacco, Inc.	534,900	17,381,804
Kenedix Office Investment Corp.	2,446	13,133,607
Makita Corp.	300,400	16,970,126
Mitsubishi Estate Co. Ltd.	846,000	19,066,556
Nabtesco Corp.	855,100	20,484,500
ORIX Corp.	1,020,900	14,093,990
Shinsei Bank Ltd.	8,551,000	18,353,699
SMC Corp.	73,800	20,349,685
SoftBank Corp.	204,200	14,263,144
Tokyo Tatemono Co. Ltd.	1,774,000	14,374,506
Toyota Motor Corp.	272,000	16,004,259

		201,349,438
Mexico — 1.1%
Cemex SAB de CV — ADR (a)	1,313,956	17,133,986
Netherlands — 2.9%
Aalberts Industries NV	372,605	9,646,929
ASML Holding NV	101,800	10,083,201
Royal Dutch Shell PLC, A Shares	680,400	25,972,838

		45,702,968
New Zealand — 0.9%
Xero Ltd. (a)(b)	290,900	4,889,137
Xero Ltd. (Acquired 10/15/13, cost $8,211,297) (a)(d)	540,000	8,650,249

		13,539,386
Nigeria — 1.0%
Lekoil Ltd. (a)(e)	13,810,100	15,223,912
Norway — 0.5%
Statoil ASA	276,100	7,517,038
Panama — 0.6%
Copa Holdings SA, Class A	89,700	9,623,913
Peru — 0.6%
Credicorp Ltd.	55,500	8,513,145
South Africa — 1.0%
Naspers Ltd., N Shares	142,900	15,650,909
South Korea — 1.1%
Coway Co. Ltd.	98,400	7,847,844
Hyundai Development Co. — Engineering & Construction	230,100	9,283,458

		17,131,302
Spain — 2.3%
NH Hotel Group SA (a)	4,081,447	19,909,866
Sacyr SA (a)	3,071,937	16,465,071

		36,374,937

See Notes to Financial Statements.

26	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Sweden — 1.2%
Nordea Bank AB	1,479,200	$19,175,469
Switzerland — 9.7%
Actelion Ltd., Registered Shares	229,855	26,922,006
Novartis AG, Registered Shares	668,100	62,913,897
Roche Holding AG	208,714	61,633,892

		151,469,795
Taiwan — 1.4%
Hermes Microvision, Inc.	188,510	7,841,561
Hon Hai Precision Industry Co. Ltd.	4,258,040	13,411,713

		21,253,274
United Kingdom — 15.7%
Abengoa Yield PLC (a)	166,800	5,934,744
AO World PLC (a)	1,125,316	3,429,674
ARM Holdings PLC	1,273,900	18,559,609
AstraZeneca PLC	502,600	36,017,524
Crest Nicholson Holdings PLC	3,667,292	19,245,335
Drax Group PLC	690,900	7,217,396
Foxtons Group PLC	4,126,958	14,306,661
Hargreaves Lansdown PLC	361,745	5,520,769
Imperial Tobacco Group PLC	649,900	27,981,891
Kennedy Wilson Europe Real Estate PLC	780,119	13,810,329
Liberty Global PLC, Series A (a)	612,000	26,034,480
Lloyds Banking Group PLC (a)	6,425,600	7,993,840
Metro Bank PLC, (Acquired 1/15/14, cost $9,137,436) (a)(d)	429,853	9,066,043
Nomad Holdings Ltd. (a)	894,145	10,170,899
Polypipe Group PLC	4,060,970	16,211,625
Prudential PLC	346,200	7,696,448
Whitbread PLC	224,800	15,105,536

		244,302,803
United States — 3.3%
EOG Resources, Inc.	128,600	12,733,972
Euronet Worldwide, Inc. (a)	218,383	10,436,524
Samsonite International SA	5,090,600	16,389,885
Schlumberger Ltd.	122,730	12,480,414

		52,040,795
Total Common Stocks — 97.1%		1,514,603,983

Preferred Stocks	Shares	Value
India — 0.3%
Snapdeal.com, Series F (Acquired 5/07/14, cost $5,268,843) (a)(d)	749	$5,125,544
Total Preferred Stocks — 0.3%		5,125,544

Warrants (f)
United Kingdom — 0.0%
Nomad Holdings Ltd. (issued 4/10/14, expiring 4/10/17, strike price $11.50)	894,145	478,368
Total Warrants — 0.0%		478,368
Total Long-Term Investments (Cost — $1,394,553,722) — 97.4%		1,520,207,895

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (g)(h)	14,744,969	14,744,969
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (g)(h)(i)	$18,400	18,399,705
Total Short-Term Securities (Cost — $33,144,674) — 2.1%		33,144,674
Total Investments (Cost — $1,427,698,396) — 99.5%		1,553,352,569
Other Assets Less Liabilities — 0.5%		7,320,473

Net Assets — 100.0%		$1,560,673,042

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $22,841,836 and an original cost of $22,617,576, which was 1.5% of its net assets.

(e)	Investments in issuers (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2013	Shares Purchased	Shares Sold	Shares Held at September 30, 2014	Value at September 30, 2014	Realized Gain
Lekoil Ltd.[1]	11,466,200	2,796,200	452,300	13,810,100	$15,223,912	$226,738

[1]	No longer an affiliated company as of report date.

(f)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	27

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

(g)	Investments in issuers considered to be affiliates of the Fund during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2013	Net Activity	Shares/ Beneficial Interest Held at September 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	362,527	14,382,442	14,744,969	$3,448
BlackRock Liquidity Series, LLC, Money Market Series	$30,786,020	$(12,386,315)	$18,399,705	$1,343,572

(h)	Represents the current yield as of report date.

(i)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	190,839	USD	240,398	TD Securities, Inc.	10/02/14	$646
SGD	21,429,000	USD	17,243,238	Citibank N.A.	10/21/14	(445,540)
AUD	49,591,000	USD	46,135,797	Bank of America N.A.	10/22/14	(2,788,180)
CAD	3,343,000	USD	3,039,986	Barclays Bank PLC	10/22/14	(56,741)
CAD	7,092,000	USD	6,487,299	Barclays Bank PLC	10/22/14	(158,500)
CAD	3,963,000	USD	3,614,860	JPMorgan Chase Bank N.A.	10/22/14	(78,336)
CHF	4,795,655	USD	5,150,841	The Bank of New York Mellon	10/22/14	(126,732)
CHF	10,539,150	USD	11,592,210	Barclays Bank PLC	10/22/14	(550,998)
CHF	3,412,017	USD	3,765,491	Citibank N.A.	10/22/14	(190,933)
CHF	4,739,000	USD	5,074,598	Citibank N.A.	10/22/14	(109,843)
CHF	10,476,879	USD	11,562,855	Morgan Stanley Capital Services LLC	10/22/14	(586,881)
CHF	4,398,209	USD	4,633,474	Royal Bank of Scotland PLC	10/22/14	(25,744)
CHF	3,841,000	USD	4,089,024	TD Securities, Inc.	10/22/14	(65,047)
DKK	1,259,956	USD	227,633	Bank of America N.A.	10/22/14	(13,822)
DKK	3,097,790	USD	539,362	The Bank of New York Mellon	10/22/14	(13,676)
DKK	10,984,969	USD	1,993,801	Citibank N.A.	10/22/14	(129,684)
DKK	10,067,480	USD	1,824,559	Goldman Sachs International	10/22/14	(116,137)
DKK	18,904,754	USD	3,430,731	Morgan Stanley Capital Services LLC	10/22/14	(222,649)
DKK	2,490,052	USD	448,098	State Street Bank and Trust Co.	10/22/14	(25,544)
DKK	3,121,282	USD	532,773	State Street Bank and Trust Co.	10/22/14	(3,100)
DKK	12,880,043	USD	2,327,615	State Street Bank and Trust Co.	10/22/14	(141,909)
DKK	13,723,434	USD	2,464,606	TD Securities, Inc.	10/22/14	(135,779)
EUR	1,265,000	USD	1,637,907	Bank of America N.A.	10/22/14	(39,905)
EUR	1,262,000	USD	1,655,620	The Bank of New York Mellon	10/22/14	(61,408)
EUR	4,768,000	USD	6,394,684	Barclays Bank PLC	10/22/14	(371,542)
EUR	4,797,000	USD	6,444,943	BNP Paribas S.A.	10/22/14	(385,167)
EUR	623	USD	794	Citibank N.A.	10/22/14	(7)
EUR	1,244,000	USD	1,613,031	Citibank N.A.	10/22/14	(41,557)
EUR	7,296,000	USD	9,778,107	Citibank N.A.	10/22/14	(561,486)
EUR	9,616,000	USD	12,220,812	Citibank N.A.	10/22/14	(73,468)
EUR	7,626,000	USD	9,787,979	Deutsche Bank AG	10/22/14	(154,488)
EUR	7,007,640	USD	8,903,942	TD Securities, Inc.	10/22/14	(51,591)
GBP	6,710,000	USD	11,128,944	The Bank of New York Mellon	10/22/14	(253,164)
GBP	9,992,000	USD	16,445,813	Barclays Bank PLC	10/22/14	(250,464)
GBP	9,123,000	USD	15,474,194	BNP Paribas S.A.	10/22/14	(687,347)
GBP	1,000	USD	1,677	Citibank N.A.	10/22/14	(57)
GBP	4,386,000	USD	7,161,005	Citibank N.A.	10/22/14	(52,037)

See Notes to Financial Statements.

28	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	5,327,000	USD	8,935,690	Citibank N.A.	10/22/14	$(301,520)
GBP	6,722,000	USD	10,813,446	Citibank N.A.	10/22/14	81,784
GBP	8,052,000	USD	13,549,286	Goldman Sachs Bank USA	10/22/14	(498,350)
GBP	2,473,000	USD	4,147,683	Morgan Stanley Capital Services LLC	10/22/14	(139,366)
GBP	6,000	USD	10,136	State Street Bank and Trust Co.	10/22/14	(411)
GBP	10,243,000	USD	17,307,157	TD Securities, Inc.	10/22/14	(704,979)
HKD	16,497,000	USD	2,128,692	Barclays Bank PLC	10/22/14	(4,238)
HKD	508,151,000	USD	65,560,249	Barclays Bank PLC	10/22/14	(121,482)
JPY	1,468,896,000	USD	13,478,027	The Bank of New York Mellon	10/22/14	(82,680)
JPY	512,341,000	USD	4,669,502	TD Securities, Inc.	10/22/14	2,705
NOK	8,676,000	USD	1,394,322	BNP Paribas S.A.	10/22/14	(45,026)
NOK	53,210,000	USD	8,478,161	TD Securities, Inc.	10/22/14	(202,914)
NZD	10,184,000	USD	8,599,665	Royal Bank of Canada	10/22/14	(668,008)
SEK	15,035,000	USD	2,194,717	The Bank of New York Mellon	10/22/14	(111,345)
SEK	86,389,000	USD	12,593,240	The Bank of New York Mellon	10/22/14	(622,478)
SEK	12,862,000	USD	1,809,707	Barclays Bank PLC	10/22/14	(27,444)
SEK	241,148,000	USD	35,280,092	Goldman Sachs International	10/22/14	(1,864,664)
SEK	5,100,000	USD	739,588	TD Securities, Inc.	10/22/14	(32,891)
TRY	21,267,000	USD	9,848,079	State Street Bank and Trust Co.	10/22/14	(563,794)
USD	3,435,676	CAD	3,700,000	Barclays Bank PLC	10/22/14	133,849
USD	1,445,407	CAD	1,602,000	Deutsche Bank AG	10/22/14	15,806
USD	5,380,451	CAD	5,790,000	Goldman Sachs International	10/22/14	213,538
USD	1,074,657	CAD	1,175,000	TD Securities, Inc.	10/22/14	26,104
USD	1,187,284	CAD	1,300,000	TD Securities, Inc.	10/22/14	27,183
USD	2,726,097	CAD	2,934,000	TD Securities, Inc.	10/22/14	107,837
USD	2,879,574	CAD	3,144,000	Westpac Banking Corp.	10/22/14	73,914
USD	3,497,749	CHF	3,211,525	Bank of America N.A.	10/22/14	133,234
USD	8,479,778	CHF	7,889,000	BNP Paribas S.A.	10/22/14	214,963
USD	70,764,263	CHF	63,554,000	Morgan Stanley Capital Services LLC	10/22/14	4,182,692
USD	8,391,465	CHF	7,623,000	State Street Bank and Trust Co.	10/22/14	405,322
USD	3,593,245	CHF	3,415,002	TD Securities, Inc.	10/22/14	15,560
USD	15,533,773	DKK	85,617,000	Barclays Bank PLC	10/22/14	1,004,818
USD	1,732,271	EUR	1,293,000	Barclays Bank PLC	10/22/14	98,898
USD	8,764,917	EUR	6,758,000	BNP Paribas S.A.	10/22/14	227,921
USD	2,891,676	EUR	2,243,000	Citibank N.A.	10/22/14	58,222
USD	58,954,766	EUR	43,563,000	Credit Suisse International	10/22/14	3,924,116
USD	8,701,578	EUR	6,557,000	Deutsche Bank AG	10/22/14	418,495
USD	11,892,466	EUR	8,801,000	Goldman Sachs International	10/22/14	774,665
USD	23,760,609	EUR	17,584,000	Goldman Sachs International	10/22/14	1,547,746
USD	2,005,868	EUR	1,494,000	Royal Bank of Scotland PLC	10/22/14	118,583
USD	1,286,450	EUR	951,000	State Street Bank and Trust Co.	10/22/14	85,106
USD	1,186,097	EUR	886,000	TD Securities, Inc.	10/22/14	66,864
USD	4,561,138	EUR	3,410,000	TD Securities, Inc.	10/22/14	253,479
USD	4,769,622	EUR	3,785,865	TD Securities, Inc.	10/22/14	(12,845)
USD	1,295,013	GBP	803,000	Barclays Bank PLC	10/22/14	(6,515)
USD	2,734,466	GBP	1,610,000	Credit Suisse International	10/22/14	124,927
USD	51,408,417	GBP	30,035,000	Deutsche Bank AG	10/22/14	2,726,739
USD	14,199,136	GBP	8,332,000	Goldman Sachs International	10/22/14	694,367
USD	8,426,454	GBP	5,082,000	JPMorgan Chase Bank N.A.	10/22/14	189,388

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	29

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	10,009,932	GBP	6,037,000	Morgan Stanley Capital Services LLC	10/22/14	$224,971
USD	15,037,144	GBP	8,800,000	Morgan Stanley Capital Services LLC	10/22/14	773,826
USD	1,314,488	HKD	10,188,000	Bank of America N.A.	10/22/14	2,495
USD	1,080,723	HKD	8,375,000	Barclays Bank PLC	10/22/14	2,206
USD	669,316	HKD	5,187,000	Citibank N.A.	10/22/14	1,343
USD	1,515,138	HKD	11,742,000	Citibank N.A.	10/22/14	3,024
USD	4,893,373	HKD	37,924,000	Citibank N.A.	10/22/14	9,589
USD	5,468,024	HKD	42,375,000	Citibank N.A.	10/22/14	11,048
USD	5,591,336	HKD	43,335,000	Citibank N.A.	10/22/14	10,733
USD	6,256,873	HKD	48,491,000	Citibank N.A.	10/22/14	12,289
USD	8,462,903	HKD	65,594,000	Deutsche Bank AG	10/22/14	15,827
USD	2,360,314	HKD	18,291,000	TD Securities, Inc.	10/22/14	4,832
USD	2,603,625	HKD	20,178,000	TD Securities, Inc.	10/22/14	5,139
USD	3,949,024	HKD	30,603,000	TD Securities, Inc.	10/22/14	8,025
USD	3,056,792	JPY	332,258,000	Citibank N.A.	10/22/14	26,822
USD	32,283,641	JPY	3,464,125,120	JPMorgan Chase Bank N.A.	10/22/14	693,142
USD	8,275,554	NOK	51,810,000	Barclays Bank PLC	10/22/14	218,035
USD	972,811	NZD	1,157,000	Bank of America N.A.	10/22/14	71,699
USD	757,948	NZD	901,000	Barclays Bank PLC	10/22/14	56,218
USD	20,412,595	NZD	23,638,000	Goldman Sachs International	10/22/14	2,002,491
USD	34,244,819	SEK	234,038,000	Goldman Sachs International	10/22/14	1,814,611
USD	584,877	ZAR	6,434,000	Citibank N.A.	10/22/14	16,811
USD	489,219	ZAR	5,557,000	TD Securities, Inc.	10/22/14	(1,415)
ZAR	6,434,000	USD	594,241	The Bank of New York Mellon	10/22/14	(26,176)
ZAR	5,557,000	USD	490,993	Goldman Sachs Bank USA	10/22/14	(359)
ZAR	69,082,000	USD	6,368,057	State Street Bank and Trust Co.	10/22/14	(268,727)
Total						$8,657,557

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

30	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$10,708,605	—	—	$10,708,605
Belgium	—	$37,936,035	—	37,936,035
Brazil	10,754,601	—	—	10,754,601
Canada	83,950,081	—	—	83,950,081
China	62,956,022	32,875,195	—	95,831,217
Denmark	—	17,244,990	—	17,244,990
France	—	104,198,957	—	104,198,957
Germany	5,022,804	64,135,028	—	69,157,832
Greece	—	9,955,235	—	9,955,235
Hong Kong	—	25,107,841	—	25,107,841
India	20,897,751	17,663,220	—	38,560,971
Indonesia	—	15,747,302	—	15,747,302
Ireland	59,695,461	—	—	59,695,461
Israel	18,850,125	—	—	18,850,125
Italy	—	40,901,660	—	40,901,660
Japan	—	201,349,438	—	201,349,438
Mexico	17,133,986	—	—	17,133,986
Netherlands	—	45,702,968	—	45,702,968
New Zealand	—	13,539,386	—	13,539,386
Nigeria	15,223,912	—	—	15,223,912
Norway	—	7,517,038	—	7,517,038
Panama	9,623,913	—	—	9,623,913
Peru	8,513,145	—	—	8,513,145
South Africa	—	15,650,909	—	15,650,909
South Korea	—	17,131,302	—	17,131,302
Spain	—	36,374,937	—	36,374,937
Sweden	—	19,175,469	—	19,175,469
Switzerland	—	151,469,795	—	151,469,795
Taiwan	—	21,253,274	—	21,253,274
United Kingdom	75,591,751	159,645,009	$9,066,043	244,302,803
United States	52,040,795	—	—	52,040,795
Preferred Stocks:
India	—	—	5,125,544	5,125,544
Warrants	478,368	—	—	478,368
Short-Term Securities	14,744,969	18,399,705	—	33,144,674
Total	$466,186,289	$1,072,974,693	$14,191,587	$1,553,352,569

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Forward foreign currency exchange contracts	—	$23,934,647	—	$23,934,647
Liabilities:
Forward foreign currency exchange contracts	—	(15,277,090)	—	(15,277,090)
Total	—	$8,657,557	—	$8,657,557

[1] Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	31

Schedule of Investments (concluded)	BlackRock International Opportunities Portfolio

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of September 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$8,128,095	—	—	$8,128,095
Liabilities:
Collateral on securities loaned at value	—	$(18,399,705)	—	(18,399,705)
Total	$8,128,095	$(18,399,705)	—	$(10,271,610)

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1	Transfers out of Level 1[1]	Transfers into Level 2[1]	Transfers out of Level 2
Assets:
Long-Term Investments:
United Kingdom	—	$39,019,936	$39,019,936	—
[1] External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

32	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Schedule of Investments September 30, 2014	BlackRock Science & Technology Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Communications Equipment — 1.6%
QUALCOMM, Inc.	45,085	$3,371,005
Consumer Finance — 0.8%
LendingClub Corp. (Acquired 5/07/14, cost $150,006) (a)(b)	7,374	153,848
TrustBuddy International AB (a)	7,702,600	1,505,081

		1,658,929
Electronic Equipment, Instruments & Components — 1.4%
Hon Hai Precision Industry Co. Ltd.	619,040	1,949,814
PAX Global Technology Ltd. (a)(c)	1,096,000	964,339

		2,914,153
Household Durables — 0.8%
Sony Corp.	98,700	1,771,392
Internet & Catalog Retail — 7.5%
Expedia, Inc.	19,300	1,691,066
Makemytrip Ltd. (a)	54,000	1,502,820
Netflix, Inc. (a)	7,100	3,203,378
The Priceline Group, Inc. (a)	2,790	3,232,438
Qunar Cayman Islands Ltd. — ADR (a)	71,600	1,979,740
Vipshop Holdings Ltd. — ADR (a)	19,500	3,685,695
Zalando SE (a)(d)	25,249	685,655

		15,980,792
Internet Software & Services — 21.2%
21Vianet Group, Inc. — ADR (a)	79,890	1,438,020
Alibaba Group Holding Ltd. — ADR (a)	41,200	3,660,620
Baidu, Inc. — ADR (a)	21,900	4,779,237
comScore, Inc. (a)	38,900	1,416,349
Facebook, Inc., Class A (a)	86,900	6,868,576
Google, Inc., Class A (a)	9,683	5,697,574
Google, Inc., Class C (a)	9,783	5,648,313
LinkedIn Corp., Class A (a)	9,600	1,994,784
NAVER Corp.	3,200	2,444,407
Qihoo 360 Technology Co. Ltd. — ADR (a)	22,400	1,511,328
Tencent Holdings Ltd.	309,700	4,608,785
Twitter, Inc. (a)	44,900	2,315,942
Yelp, Inc. (a)	11,800	805,350
YY, Inc. — ADR (a)	22,600	1,692,514

		44,881,799
IT Services — 13.0%
Alliance Data Systems Corp. (a)	18,300	4,543,341
Euronet Worldwide, Inc. (a)	94,375	4,510,181
Fidelity National Information Services, Inc.	42,238	2,377,999
Jack Henry & Associates, Inc.	29,631	1,649,262
Luxoft Holding, Inc. (a)	49,600	1,845,120
MasterCard, Inc., Class A	47,800	3,533,376
QIWI PLC — ADR	40,871	1,291,115
Visa, Inc., Class A	22,400	4,779,488
WEX, Inc. (a)	11,700	1,290,744
Xerox Corp.	125,900	1,665,657

		27,486,283
Media — 1.4%
Naspers Ltd., N Shares	8,800	963,807
Rentrak Corp. (a)	31,600	1,925,704

		2,889,511
Oil, Gas & Consumable Fuels — 0.4%
Solazyme, Inc. (a)(c)	119,000	887,740
Professional Services — 0.5%
Verisk Analytics, Inc., Class A (a)	18,600	1,132,554
Real Estate Investment Trusts (REITs) — 0.7%
DuPont Fabros Technology, Inc.	55,100	1,489,904

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 8.7%
ARM Holdings PLC	80,300	$1,169,901
ASML Holding NV	12,900	1,277,734
Avago Technologies Ltd.	19,199	1,670,313
Cavium, Inc. (a)	33,400	1,660,982
Hermes Microvision, Inc.	51,206	2,130,046
Intel Corp.	160,400	5,585,128
Lam Research Corp.	16,200	1,210,140
NXP Semiconductor NV (a)	28,965	1,982,075
SK Hynix, Inc. (a)	41,900	1,854,539

		18,540,858
Software — 18.0%
Activision Blizzard, Inc.	92,000	1,912,680
Adobe Systems, Inc. (a)	41,600	2,878,304
Autodesk, Inc. (a)	61,000	3,361,100
FireEye, Inc. (a)	51,200	1,564,672
Globant SA (a)	79,900	1,124,193
Imperva, Inc. (a)	32,100	922,233
Microsoft Corp.	159,800	7,408,328
Proofpoint, Inc. (a)	63,210	2,347,619
PTC, Inc. (a)	34,100	1,258,290
Qlik Technologies, Inc. (a)	50,000	1,352,000
Red Hat, Inc. (a)	25,700	1,443,055
salesforce.com, Inc. (a)	67,100	3,860,263
ServiceNow, Inc. (a)	45,780	2,690,948
Tableau Software, Inc., Class A (a)	18,450	1,340,394
Totvs SA	135,200	2,051,958
Xero Ltd. (Acquired 10/15/13, cost $2,411,080) (a)(b)	158,560	2,539,969

		38,056,006
Technology Hardware, Storage & Peripherals — 12.9%
Apple, Inc.	193,559	19,501,069
Hewlett-Packard Co.	123,800	4,391,186
Nimble Storage, Inc. (a)	54,200	1,407,574
SanDisk Corp.	22,000	2,154,900

		27,454,729
Wireless Telecommunication Services — 0.5%
RingCentral, Inc., Class A (a)	84,800	1,077,808
Total Common Stocks — 89.4%		189,593,463

Preferred Stocks
Consumer Finance — 0.8%
LendingClub Corp. (Acquired 4/15/14, cost $1,654,415) (a)(b)	81,328	1,696,795
Internet & Catalog Retail — 0.5%
Snapdeal.com, Series F (Acquired 5/07/14, cost $1,005,934) (a)(b)	143	978,575
Internet Software & Services — 0.9%
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $2,000,004) (a)(b)	32,231	2,000,004
Software — 4.1%
Hortonworks, Inc., Series D (Acquired 3/21/14, cost $3,100,459) (a)(b)	254,405	3,101,197
MongoDB, Series C (Acquired 12/19/13, cost $1,512,772) (a)(b)	60,303	1,441,845
MongoDB, Series D (Acquired 12/19/13, cost $470,592) (a)(b)	18,759	448,528
MongoDB, Series E (Acquired 12/19/13, cost $16,632) (a)(b)	663	15,852

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	33

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio
(Percentages shown are based on Net Assets)

Preferred Stocks	Shares	Value
Software (concluded)
New Relic, Inc. (Acquired 4/15/14, cost $2,114,612) (a)(b)	73,084	$2,114,613
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $1,500,011) (a)(b)	244,700	1,500,011

		8,622,046
Total Preferred Stocks — 6.3%		13,297,420
Total Long-Term Investments (Cost — $152,143,898) — 95.7%		202,890,883

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (e)(f)	6,567,506	$6,567,506
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (e)(f)(g)	$1,494	1,494,487
Total Short-Term Securities (Cost — $8,061,993) — 3.8%		8,061,993
Total Investments (Cost — $160,205,891) — 99.5%		210,952,876
Other Assets Less Liabilities — 0.5%		1,053,739

Net Assets — 100.0%		$212,006,615

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $15,991,237 and an original cost of $15,936,517, which was 7.5% of its net assets.

(c)	Security, or a portion of security, is on loan.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Investments in issuers considered to be affiliates of the Fund during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2013	Net Activity	Shares/ Beneficial Interest Held at September 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,949,728	4,617,778	6,567,506	$1,578
BlackRock Liquidity Series, LLC, Money Market Series	$13,648,085	$(12,153,598)	$1,494,487	$155,634

(f)	Represents the current yield as of report date.

(g)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

34	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio

•	Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	64,000	USD	106,091	The Bank of New York Mellon	10/22/14	$(2,357)
GBP	29,000	USD	49,189	BNP Paribas S.A.	10/22/14	(2,185)
GBP	78,000	USD	131,459	TD Securities, Inc.	10/22/14	(5,034)
HKD	1,347,000	USD	173,830	The Bank of New York Mellon	10/22/14	(366)
NZD	1,480,000	USD	1,246,002	Bank of America N.A.	10/22/14	(93,326)
USD	2,216,544	GBP	1,295,000	Deutsche Bank AG	10/22/14	117,567
USD	179,213	HKD	1,389,000	Bank of America N.A.	10/22/14	340
USD	52,121	HKD	404,000	Citibank N.A.	10/22/14	95
USD	74,838	HKD	580,000	Citibank N.A.	10/22/14	147
USD	6,790,857	HKD	52,635,000	Credit Suisse International	10/22/14	12,617
USD	31,735	HKD	246,000	Goldman Sachs International	10/22/14	56
USD	47,221	HKD	366,000	State Street Bank and Trust Co.	10/22/14	89
USD	64,650	HKD	501,000	TD Securities, Inc.	10/22/14	132
USD	117,658	HKD	912,000	TD Securities, Inc.	10/22/14	212
USD	173,555	HKD	1,345,000	TD Securities, Inc.	10/22/14	348
USD	3,860,069	NZD	4,470,000	Goldman Sachs International	10/22/14	378,676
USD	1,071,126	ZAR	11,607,000	Citibank N.A.	10/22/14	46,331
Total						$453,342

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	35

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Communications Equipment	$3,371,005	—	—	$3,371,005
Consumer Finance	1,505,081	—	$153,848	1,658,929
Electronic Equipment, Instruments & Components	—	$2,914,153	—	2,914,153
Household Durables	—	1,771,392	—	1,771,392
Internet & Catalog Retail	15,980,792	—	—	15,980,792
Internet Software & Services	37,828,607	7,053,192	—	44,881,799
IT Services	27,486,283	—	—	27,486,283
Media	1,925,704	963,807	—	2,889,511
Oil, Gas & Consumable Fuels	887,740	—	—	887,740
Professional Services	1,132,554	—	—	1,132,554
Real Estate Investment Trusts (REITs)	1,489,904	—	—	1,489,904
Semiconductors & Semiconductor Equipment	12,108,638	6,432,220	—	18,540,858
Software	35,516,037	2,539,969	—	38,056,006
Technology Hardware, Storage & Peripherals	27,454,729	—	—	27,454,729
Wireless Telecommunication Services	1,077,808	—	—	1,077,808
Preferred Stocks:
Consumer Finance	—	—	1,696,795	1,696,795
Internet & Catalog Retail	—	—	978,575	978,575
Internet Software & Services	—	—	2,000,004	2,000,004
Software	—	—	8,622,046	8,622,046
Short-Term Securities	6,567,506	1,494,487	—	8,061,993
Total	$174,332,388	$23,169,220	$13,451,268	$210,952,876

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Forward foreign currency exchange contracts	—	$556,610	—	$556,610
Liabilities:
Forward foreign currency exchange contracts	—	(103,268)	—	(103,268)
Total	—	$453,342	—	$453,342

[1] Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of September 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$2,813,719	—	—	$2,813,719
Liabilities:
Collateral on securities loaned at value	—	$(1,494,487)	—	(1,494,487)
Total	$2,813,719	$(1,494,487)	—	$1,319,232

There were no transfers between Level 1 and Level 2 during the year ended September 30, 2014.

See Notes to Financial Statements.

36	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Schedule of Investments (concluded)	BlackRock Science & Technology Opportunities Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of September 30, 2013	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[1,2]	$3,842	$(78,013)	$(74,171)
Purchases	$150,006	13,375,433	13,525,439
Sales	—	—	—
Closing Balance, as of September 30, 2014	$153,848	$13,297,420	$13,451,268

Net change in unrealized appreciation/depreciation on investments still held at September 30, 2014	$3,842	$(78,013)	$(74,171)

[1]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[2]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at September 30, 2014, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of September 30, 2014.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$153,848	Market Comparable Companies	Net Revenue Multiple[3]	18.25	x
Preferred Stocks	1,696,795	Market Comparable Companies	Net Revenue Multiple[3]	18.25	x
	978,575	Market Revenue	Current Fiscal Year Revenue Multiple[3]	1.32	x
		Discounted Cash Flow	Internal Rate of Return[3]	23.34%
	2,000,004	Market Comparable Companies	Bookings Multiple[3]	5.63	x
			Implied Volatility[3]	64%
	3,101,197	Market Comparable Companies	Implied 2016P Revenue Multiple[3]	5.5	x
	1,906,225	Market Comparable Companies	Implied 2015P Revenue Multiple[3]	11.0	x
	2,114,613	Market Comparable Companies	Implied 2016P Revenue Multiple[3]	7.0	x
	1,500,011	Market Comparable Companies	Implied 2015P Revenue Multiple[3]	11.5	x
Total	$13,451,268

[3]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	37

Schedule of Investments September 30, 2014	BlackRock U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.0%
B/E Aerospace, Inc. (a)	51,224	$4,299,743
Triumph Group, Inc.	159,524	10,377,036

		14,676,779
Airlines — 1.5%
American Airlines Group, Inc.	347,468	12,328,165
JetBlue Airways Corp. (a)	919,200	9,761,904

		22,090,069
Auto Components — 3.2%
Lear Corp.	135,760	11,731,022
TRW Automotive Holdings Corp. (a)	215,000	21,768,750
Visteon Corp. (a)	155,700	15,141,825

		48,641,597
Automobiles — 0.4%
Tesla Motors, Inc. (a)	26,960	6,542,653
Banks — 4.8%
BankUnited, Inc.	736,680	22,461,373
Regions Financial Corp.	1,557,480	15,637,099
SunTrust Banks, Inc.	355,930	13,536,018
Texas Capital Bancshares, Inc. (a)	127,700	7,365,736
Western Alliance Bancorp (a)	574,286	13,725,435

		72,725,661
Beverages — 0.6%
Molson Coors Brewing Co., Class B	122,600	9,126,344
Biotechnology — 3.2%
Alexion Pharmaceuticals, Inc. (a)	74,300	12,320,426
BioMarin Pharmaceutical, Inc. (a)	216,900	15,651,504
Karyopharm Therapeutics, Inc. (a)	209,359	7,315,003
Seattle Genetics, Inc. (a)(b)	171,368	6,371,462
Vertex Pharmaceuticals, Inc. (a)	62,100	6,974,451

		48,632,846
Building Products — 0.3%
Continental Building Products, Inc. (a)	262,426	3,831,420
Capital Markets — 3.1%
Evercore Partners, Inc., Class A	196,100	9,216,700
Invesco Ltd.	451,670	17,831,932
WisdomTree Investments, Inc. (a)	1,824,827	20,766,531

		47,815,163
Chemicals — 3.7%
Ashland, Inc.	114,500	11,919,450
Axiall Corp.	240,947	8,628,312
Cytec Industries, Inc.	220,580	10,431,228
Eastman Chemical Co.	181,200	14,657,268
The Valspar Corp.	130,840	10,335,052

		55,971,310
Consumer Finance — 0.0%
LendingClub Corp. (Acquired 5/07/14, cost $699,985) (a)(c)	34,410	717,916
Containers & Packaging — 1.6%
Crown Holdings, Inc. (a)	421,450	18,762,954
Owens-Illinois, Inc. (a)	236,632	6,164,264

		24,927,218
Electric Utilities — 0.9%
Xcel Energy, Inc.	451,300	13,719,520
Electrical Equipment — 0.5%
Acuity Brands, Inc.	60,530	7,124,986
Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	90,480	9,035,333

Common Stocks	Shares	Value
Food Products — 4.0%
Bunge Ltd.	102,800	$8,658,844
The Hain Celestial Group, Inc. (a)	156,701	16,038,347
Hormel Foods Corp.	226,200	11,624,418
Keurig Green Mountain, Inc.	85,400	11,113,102
Pinnacle Foods, Inc.	387,700	12,658,405

		60,093,116
Health Care Equipment & Supplies — 2.9%
CareFusion Corp. (a)	266,910	12,077,677
The Cooper Cos., Inc.	63,370	9,869,877
Edwards Lifesciences Corp. (a)	122,500	12,513,375
Varian Medical Systems, Inc. (a)	117,500	9,414,100

		43,875,029
Health Care Providers & Services — 2.3%
HCA Holdings, Inc. (a)	314,360	22,168,667
Universal Health Services, Inc., Class B	125,490	13,113,705

		35,282,372
Hotels, Restaurants & Leisure — 1.8%
Aramark	339,400	8,926,220
Belmond Ltd., Class A (a)	839,105	9,783,964
ClubCorp Holdings, Inc.	433,200	8,590,356

		27,300,540
Household Durables — 2.6%
Installed Building Products, Inc. (a)	349,300	4,907,665
Jarden Corp. (a)	366,480	22,029,113
The New Home Co., Inc. (a)	237,600	3,207,600
Toll Brothers, Inc. (a)	283,355	8,829,342

		38,973,720
Household Products — 0.8%
Energizer Holdings, Inc.	104,400	12,863,124
Independent Power and Renewable Electricity Producers — 0.7%
Pattern Energy Group, Inc.	322,199	9,962,393
Industrial Conglomerates — 1.2%
Roper Industries, Inc.	128,820	18,845,078
Insurance — 2.2%
The Hartford Financial Services Group, Inc.	560,600	20,882,350
Reinsurance Group of America, Inc.	152,620	12,229,441

		33,111,791
Internet & Catalog Retail — 1.3%
Liberty Interactive Corp., Class A (a)	396,900	11,319,588
Netflix, Inc. (a)	17,000	7,670,060

		18,989,648
Internet Software & Services — 0.9%
LinkedIn Corp., Class A (a)	29,700	6,171,363
Twitter, Inc. (a)	143,200	7,386,256

		13,557,619
IT Services — 3.2%
Alliance Data Systems Corp. (a)	78,160	19,404,783
Euronet Worldwide, Inc. (a)	262,073	12,524,469
Fidelity National Information Services, Inc.	284,120	15,995,956

		47,925,208
Leisure Products — 0.3%
Performance Sports Group Ltd. (a)	325,200	5,225,964
Life Sciences Tools & Services — 3.7%
Agilent Technologies, Inc.	204,600	11,658,108
Charles River Laboratories International, Inc. (a)	217,000	12,963,580
Illumina, Inc. (a)	94,930	15,560,926

See Notes to Financial Statements.

38	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Life Sciences Tools & Services (concluded)
Thermo Fisher Scientific, Inc.	136,840	$16,653,428

		56,836,042
Machinery — 3.8%
Actuant Corp., Class A	51,621	1,575,473
Crane Co.	185,900	11,750,739
Flowserve Corp.	139,000	9,802,280
Snap-on, Inc.	153,770	18,618,472
Stanley Black & Decker, Inc.	182,800	16,230,812

		57,977,776
Marine — 0.3%
Diana Shipping, Inc.	459,800	4,110,612
Media — 3.1%
The E.W. Scripps Co., Class A (a)	259,500	4,232,445
LIN Media LLC, Class A (a)	209,700	4,655,340
Markit Ltd. (a)	497,100	11,607,285
Nexstar Broadcasting Group, Inc., Class A	152,200	6,151,924
Sirius XM Holdings, Inc. (a)	4,188,680	14,618,493
Tribune Media Co., Class A (a)	76,600	5,040,280
Tribune Publishing Co. (a)	19,175	386,952

		46,692,719
Metals & Mining — 1.5%
Constellium NV, Class A (a)	463,572	11,408,507
U.S. Silica Holdings, Inc.	185,400	11,589,354

		22,997,861
Oil, Gas & Consumable Fuels — 6.1%
Cabot Oil & Gas Corp.	302,584	9,891,471
Concho Resources, Inc. (a)	98,380	12,335,868
Diamondback Energy, Inc. (a)	82,700	6,184,306
GasLog Ltd.	347,100	7,639,671
GasLog Partners LP (a)	285,000	8,749,500
MarkWest Energy Partners LP — MLP	106,700	8,196,694
Navigator Holdings Ltd. (a)	388,542	10,813,124
Oasis Petroleum, Inc. (a)	243,060	10,162,339
Penn Virginia Corp. (a)	366,200	4,654,402
Solazyme, Inc. (a)(b)	137,480	1,025,601
Targa Resources Partners LP — MLP	175,900	12,726,365

		92,379,341
Pharmaceuticals — 2.7%
Mallinckrodt PLC (a)	176,800	15,938,520
Mylan, Inc. (a)	191,400	8,706,786
Perrigo Co. PLC	111,800	16,791,242

		41,436,548
Professional Services — 1.1%
Equifax, Inc.	228,460	17,075,100
Real Estate Investment Trusts (REITs) — 4.6%
Hospitality Properties Trust	459,040	12,325,224
Host Hotels & Resorts, Inc.	795,600	16,970,148
Liberty Property Trust	309,600	10,297,296
RLJ Lodging Trust	559,550	15,930,389
Weyerhaeuser Co.	449,013	14,305,554

		69,828,611
Real Estate Management & Development — 1.2%
Kennedy-Wilson Holdings, Inc.	788,900	18,902,044
Semiconductors & Semiconductor Equipment — 2.8%
Avago Technologies Ltd.	139,618	12,146,766
Canadian Solar, Inc. (a)	186,900	6,685,413
NXP Semiconductor NV (a)	168,990	11,563,986

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (concluded)
SunPower Corp. (a)	183,140	$6,204,783
Veeco Instruments, Inc. (a)	171,300	5,986,935

		42,587,883
Software — 3.0%
Autodesk, Inc. (a)	203,200	11,196,320
FireEye, Inc. (a)	231,400	7,071,584
Qlik Technologies, Inc. (a)	277,600	7,506,304
ServiceNow, Inc. (a)	157,800	9,275,484
Tableau Software, Inc., Class A (a)	143,900	10,454,335

		45,504,027
Specialty Retail — 2.3%
Abercrombie & Fitch Co., Class A	61,250	2,225,825
Best Buy Co., Inc.	215,200	7,228,568
Cabela’s, Inc. (a)	141,400	8,328,460
Genesco, Inc. (a)	113,990	8,520,753
L Brands, Inc.	137,400	9,203,052

		35,506,658
Technology Hardware, Storage & Peripherals — 0.5%
Nimble Storage, Inc. (a)	295,300	7,668,941
Textiles, Apparel & Luxury Goods — 3.9%
Kate Spade & Co. (a)	281,400	7,381,122
PVH Corp.	109,330	13,245,329
Ralph Lauren Corp.	59,800	9,850,854
Sequential Brands Group, Inc. (a)(d)	2,327,900	29,098,750

		59,576,055
Thrifts & Mortgage Finance — 0.5%
Strategic Growth Bancorp (Acquired 3/10/14, cost $7,599,729) (a)(c)	610,420	7,038,143
Trading Companies & Distributors — 0.9%
United Rentals, Inc. (a)	118,175	13,129,243
Transportation Infrastructure — 0.7%
Macquarie Infrastructure Co. LLC	167,800	11,192,260
Wireless Telecommunication Services — 2.2%
SBA Communications Corp., Class A (a)	255,230	28,305,007
T-Mobile U.S., Inc. (a)	168,100	4,853,047

		33,158,054
Total Common Stocks — 94.5%		1,435,182,335

Preferred Stocks
Consumer Finance — 0.3%
LendingClub Corp. (Acquired 4/15/14, cost $3,871,300) (a)(c)	190,306	3,970,468
Internet Software & Services — 0.3%
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $5,217,970) (a)(c)	84,090	5,217,969
Software — 2.5%
Hortonworks, Inc., Series D (Acquired 3/21/14, cost $14,233,594) (a)(c)	1,167,923	14,236,981
MongoDB, Series C (Acquired 12/19/13, cost $7,974,602) (a)(c)	317,888	7,600,702
MongoDB, Series D (Acquired 12/19/13, cost $2,480,799) (a)(c)	98,891	2,364,484
MongoDB, Series E (Acquired 12/19/13, cost $87,676) (a)(c)	3,495	83,565

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	39

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

Preferred Stocks	Shares	Value
Software (concluded)
New Relic, Inc. (Acquired 4/15/14, cost $9,551,576) (a)(c)	330,116	$9,551,576
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $4,300,011) (a)(c)	701,470	4,300,011

		38,137,319
Total Preferred Stocks — 3.1%		47,325,756
Total Long-Term Investments (Cost — $1,129,514,637) — 97.6%		1,482,508,091

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (e)(f)	73,708,080	$73,708,080
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (e)(f)(g)	$8,061	8,060,661
Total Short-Term Securities (Cost — $81,768,741) — 5.4%		81,768,741
Total Investments (Cost — $1,211,283,378) — 103.0%		1,564,276,832
Liabilities in Excess of Other Assets — (3.0)%		(45,273,475)

Net Assets — 100.0%		$1,519,003,357

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $55,081,815 and an original cost of $56,017,242, which was 3.6% of its net assets.

(d)	Investments in issuers (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2013	Shares Purchased	Shares Sold	Shares Held at September 30, 2014	Value at September 30, 2014	Realized Gain
Sequential Brands Group, Inc.	2,500,000	—	172,100	2,327,900	$29,098,750	$1,441,485

(e)	Investments in issuers considered to be affiliates of the Fund during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2013	Net Activity	Shares/ Beneficial Interest Held at September 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	47,610,474	26,097,606	73,708,080	$11,136
BlackRock Liquidity Series, LLC, Money Market Series	$185,313,336	$(177,252,675)	$8,060,661	$642,014

(f)	Represents the current yield as of report date.

(g)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

40	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$14,676,779	—	—	$14,676,779
Airlines	22,090,069	—	—	22,090,069
Auto Components	48,641,597	—	—	48,641,597
Automobiles	6,542,653	—	—	6,542,653
Banks	72,725,661	—	—	72,725,661
Beverages	9,126,344	—	—	9,126,344
Biotechnology	48,632,846	—	—	48,632,846
Building Products	3,831,420	—	—	3,831,420
Capital Markets	47,815,163	—	—	47,815,163
Chemicals	55,971,310	—	—	55,971,310
Consumer Finance	—	—	$717,916	717,916
Containers & Packaging	24,927,218	—	—	24,927,218
Electric Utilities	13,719,520	—	—	13,719,520
Electrical Equipment	7,124,986	—	—	7,124,986
Electronic Equipment, Instruments & Components	9,035,333	—	—	9,035,333
Food Products	60,093,116	—	—	60,093,116
Health Care Equipment & Supplies	43,875,029	—	—	43,875,029
Health Care Providers & Services	35,282,372	—	—	35,282,372
Hotels, Restaurants & Leisure	27,300,540	—	—	27,300,540
Household Durables	38,973,720	—	—	38,973,720
Household Products	12,863,124	—	—	12,863,124
Independent Power and Renewable Electricity Producers	9,962,393	—	—	9,962,393
Industrial Conglomerates	18,845,078	—	—	18,845,078
Insurance	33,111,791	—	—	33,111,791
Internet & Catalog Retail	18,989,648	—	—	18,989,648
Internet Software & Services	13,557,619	—	—	13,557,619
IT Services	47,925,208	—	—	47,925,208
Leisure Products	5,225,964	—	—	5,225,964
Life Sciences Tools & Services	56,836,042	—	—	56,836,042
Machinery	57,977,776	—	—	57,977,776
Marine	4,110,612	—	—	4,110,612
Media	46,692,719	—	—	46,692,719
Metals & Mining	22,997,861	—	—	22,997,861
Oil, Gas & Consumable Fuels	92,379,341	—	—	92,379,341
Pharmaceuticals	41,436,548	—	—	41,436,548
Professional Services	17,075,100	—	—	17,075,100
Real Estate Investment Trusts (REITs)	69,828,611	—	—	69,828,611
Real Estate Management & Development	18,902,044	—	—	18,902,044
Semiconductors & Semiconductor Equipment	42,587,883	—	—	42,587,883
Software	45,504,027	—	—	45,504,027
Specialty Retail	35,506,658	—	—	35,506,658
Technology Hardware, Storage & Peripherals	7,668,941	—	—	7,668,941
Textiles, Apparel & Luxury Goods	59,576,055	—	—	59,576,055
Thrifts & Mortgage Finance	—	—	7,038,143	7,038,143
Trading Companies & Distributors	13,129,243	—	—	13,129,243
Transportation Infrastructure	11,192,260	—	—	11,192,260
Wireless Telecommunication Services	33,158,054	—	—	33,158,054
Preferred Stocks:
Consumer Finance	—	—	3,970,468	3,970,468
Internet Software & Services	—	—	5,217,969	5,217,969
Software	—	—	38,137,319	38,137,319
Short-Term Securities	73,708,080	$8,060,661	—	81,768,741
Total	$1,501,134,356	$8,060,661	$55,081,815	$1,564,276,832

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	41

Schedule of Investments (concluded)	BlackRock U.S. Opportunities Portfolio

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of September 30, 2014, collateral on securities loaned at value of $8,060,661 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between Level 1 and Level 2 during the year ended September 30, 2014.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of September 30, 2013	$13,062,500	—	$13,062,500
Transfers into Level 3	—	—	—
Transfers out of Level 3	(13,062,500)	—	(13,062,500)
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[1,2]	(543,655)	$(391,768)	(935,423)
Purchases	8,299,714	47,717,524	56,017,238
Sales	—	—	—
Closing Balance, as of September 30, 2014	$7,756,059	$47,325,756	$55,081,815

Net change in unrealized appreciation/depreciation on investments still held at September 30, 2014	$(543,655)	$(391,768)	$(935,423)

[1]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[2]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at September 30, 2014, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of September 30, 2014.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$717,916	Market Comparable Companies	Net Revenue Multiple[3]	18.25	x
	7,038,143	Market Comparable Companies	Price to Tangible Book Value Multiple[3]	1.15	x
			P/E Multiple[3]	7.75	x
Preferred Stocks	3,970,468	Market Comparable Companies	Net Revenue Multiple[3]	18.25	x
	5,217,969	Market Comparable Companies	Bookings Multiple[3]	5.63	x
			Implied Volatility[3]	64%
	14,236,981	Market Comparable Companies	Implied 2016P Revenue Multiple[3]	5.5	x
	10,048,751	Market Comparable Companies	Implied 2015P Revenue Multiple[3]	11.0	x
	9,551,576	Market Comparable Companies	Implied 2016P Revenue Multiple[3]	7.0	x
	4,300,011	Market Comparable Companies	Implied 2015P Revenue Multiple[3]	11.5	x
Total	$55,081,815

[3]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

42	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Statements of Assets and Liabilities

September 30, 2014	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio

Assets
Investments at value — unaffiliated[1,2]	$315,782,432	$4,070,390,048	$1,520,207,895	$202,890,883	$1,453,409,341
Investments at value — affiliated[3]	2,930,579	120,125,549	33,144,674	8,061,993	110,867,491
Foreign currency at value[4]	181,991	764,700	8,128,095	2,813,719	—
Investments sold receivable	2,301,980	26,084,330	18,319,831	518,955	6,901,689
Unrealized appreciation on forward foreign currency exchange contracts	2,323,802	12,925,363	23,934,647	556,610	—
Capital shares sold receivable	92,754	10,118,758	919,712	118,747	1,627,282
Dividends receivable — unaffiliated	482,626	3,334,800	3,311,866	79,312	1,471,732
Dividends receivable — affiliated	42	1,872	79	103	338
Receivable from Manager	28,262	—	—	31,456	88,056
Securities lending income receivable — affiliated	435	8,112	63,872	7,103	13,068
Prepaid expenses	18,505	94,893	53,284	31,113	29,657

Total assets	324,143,408	4,243,848,425	1,608,083,955	215,109,994	1,574,408,654

Liabilities
Collateral on securities loaned at value	1,198,277	4,824,791	18,399,705	1,494,487	8,060,661
Deferred foreign capital gain tax payable	—	—	6,521	44,584	—
Investments purchased payable	1,028,787	78,527,861	8,377,417	895,619	41,812,963
Unrealized depreciation on forward foreign currency exchange contracts	1,313,642	2,618,136	15,277,090	103,268	—
Capital shares redeemed payable	584,497	7,969,812	2,965,222	153,425	2,932,607
Investment advisory fees payable	236,253	2,349,008	1,171,680	159,768	1,064,362
Service and distribution fees payable	91,857	1,150,501	267,188	55,599	312,771
Other affiliates payable	14,442	208,318	147,430	10,156	173,578
Officer’s and Trustees’ fees payable	3,036	26,788	13,516	2,100	12,562
Other accrued expenses payable	191,864	1,420,633	785,144	184,373	1,035,793

Total liabilities	4,662,655	99,095,848	47,410,913	3,103,379	55,405,297

Net Assets	$319,480,753	$4,144,752,577	$1,560,673,042	$212,006,615	$1,519,003,357

Net Assets Consist of
Paid-in capital	$372,319,765	$2,572,781,173	$1,281,143,376	$181,554,466	$954,096,378
Undistributed (accumulated) net investment income (loss)	1,303,558	(5,686,301)	10,937,455	(2,267,738)	31,174
Accumulated net realized gain (loss)	(94,310,413)	291,919,093	134,448,560	(18,422,920)	211,882,351
Net unrealized appreciation/depreciation	40,167,843	1,285,738,612	134,143,651	51,142,807	352,993,454

Net Assets	$319,480,753	$4,144,752,577	$1,560,673,042	$212,006,615	$1,519,003,357

[1] Investments at cost — unaffiliated	$276,611,365	$2,794,871,419	$1,394,553,722	$152,143,898	$1,116,711,187
[2] Securities loaned at value	$318,962	$4,605,046	$16,554,570	$836,494	$7,626,365
[3] Investments at cost — affiliated	$2,930,579	$120,125,549	$33,144,674	$8,061,993	$94,572,191
[4] Foreign currency at cost	$183,110	$766,202	$8,155,439	$2,827,150	—

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	43

Statements of Assets and Liabilities (concluded)

September 30, 2014	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio

Net Asset Value
Institutional
Net assets	$61,600,668	$1,141,937,753	$730,062,350	$53,922,154	$732,297,402

Shares outstanding[1]	4,339,708	22,807,322	18,957,632	3,752,846	17,065,827

Net asset value	$14.19	$50.07	$38.51	$14.37	$42.91

Service
Net assets	—	$30,138,706	$30,049,274	$1,297,100	$140,498,137

Shares outstanding[1]	—	621,247	812,005	93,989	3,468,292

Net asset value	—	$48.51	$37.01	$13.80	$40.51

Investor A
Net assets	$191,652,669	$2,051,816,153	$662,682,870	$118,813,797	$423,779,319

Shares outstanding[1]	13,648,246	42,407,225	18,086,550	8,767,602	10,604,428

Net asset value	$14.04	$48.38	$36.64	$13.55	$39.96

Investor B
Net assets	$1,900,092	$23,320,844	$3,057,680	$1,585,117	$10,935,403

Shares outstanding[1]	139,841	520,034	90,218	131,430	318,175

Net asset value	$13.59	$44.84	$33.89	$12.06	$34.37

Investor C
Net assets	$51,844,807	$822,927,790	$134,820,868	$32,193,686	$211,493,096

Shares outstanding[1]	3,829,800	18,551,367	4,016,877	2,677,050	6,142,879

Net asset value	$13.54	$44.36	$33.56	$12.03	$34.43

Class R
Net assets	$12,482,517	$74,611,331	—	$4,194,761	—

Shares outstanding[1]	895,221	1,556,487	—	303,797	—

Net asset value	$13.94	$47.94	—	$13.81	—

[1]	Unlimited shares authorized, $ 0.001 par value.

See Notes to Financial Statements.

44	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Statements of Operations

Year Ended September 30, 2014	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio

Investment Income
Dividends — unaffiliated	$6,728,641	$41,111,015	$44,485,070	$989,204	$11,337,980
Dividends — affiliated	468	22,746	3,448	1,578	11,136
Securities lending — affiliated — net	129,293	289,028	1,343,572	155,634	642,014
Other Income — affiliated	9,738	54,891	25,744	9,566	245,073
Foreign taxes withheld	(312,648)	(1,096,249)	(3,179,687)	(33,229)	—

Total income	6,555,492	40,381,431	42,678,147	1,122,753	12,236,203

Expenses
Investment advisory	3,119,195	25,275,118	17,666,082	1,867,369	17,166,719
Service and distribution — class specific	1,194,062	12,452,359	3,603,988	679,580	3,943,761
Transfer agent — class specific	501,585	4,872,009	2,705,915	553,437	2,369,999
Administration	259,933	2,140,589	1,143,826	155,614	1,023,019
Administration — class specific	86,704	615,501	390,443	51,857	375,880
Professional	80,545	87,622	111,942	78,192	92,514
Registration	60,699	184,095	110,954	73,582	91,185
Custodian	44,271	164,513	268,106	39,396	72,524
Printing	21,286	110,314	81,388	20,522	56,400
Officer and Trustees	13,516	110,080	56,370	9,606	48,806
Miscellaneous	30,363	80,461	70,382	24,611	38,207
Recoupment of past waived and/or reimbursed fees — class specific	723	—	286	21,718	20,699

Total expenses	5,412,882	46,092,661	26,209,682	3,575,484	25,299,713
Less fees waived by Manager	(8,078)	(41,810)	(587,832)	(3,212)	(3,616,645)
Less administration fees waived — class specific	(85,441)	—	(3,650)	(27,288)	(293,032)
Less transfer agent fees waived — class specific	(8,328)	—	(331)	(10,395)	(8,274)
Less transfer agent fees reimbursed — class specific	(328,044)	—	(2,372)	(40,190)	(1,135,071)

Total expenses after fees waived and/or reimbursed	4,982,991	46,050,851	25,615,497	3,494,399	20,246,691

Net investment income (loss)	1,572,501	(5,669,420)	17,062,650	(2,371,646)	(8,010,488)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	33,179,649	370,268,525	144,312,758	24,838,865	292,874,088
Investments — affiliated	—	—	—	—	1,441,485
Options written	—	2,582,443	—	—	301,420
Foreign currency transactions	(1,725,951)	(16,342,982)	(27,665,449)[1]	(798,115)	—

	31,453,698	356,507,986	116,647,309	24,040,750	294,616,993

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(16,979,227)	480,877,676	(159,193,131)[2]	4,912,925 [2]	(67,126,063)
Investments — affiliated	—	—	—	—	16,295,300
Foreign currency translations	2,734,611	23,819,987	33,565,487	754,259	—

	(14,244,616)	504,697,663	(125,627,644)	5,667,184	(50,830,763)

Net realized and unrealized gain (loss)	17,209,082	861,205,649	(8,980,335)	29,707,934	243,786,230

Net Increase in Net Assets Resulting from Operations	$18,781,583	$855,536,229	$8,082,315	$27,336,288	$235,775,742

[1]	Includes losses on the disposal of investments in violation of investment restrictions and net increase from payment by affiliate.

[2]	Net of ($6,521 and $44,584) foreign capital gain tax for International Opportunities and Science & Technology Opportunities, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	45

Statements of Changes in Net Assets

	BlackRock Global Opportunities Portfolio		BlackRock Health Sciences Opportunities Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income (loss)	$1,572,501	$1,484,765	$(5,669,420)	$4,016,643
Net realized gain	31,453,698	42,405,072	356,507,986	288,619,944
Net change in unrealized appreciation/depreciation	(14,244,616)	21,126,620	504,697,663	403,472,884

Net increase in net assets resulting from operations	18,781,583	65,016,457	855,536,229	696,109,471

Distributions to Shareholders From[1]
Net investment income:
Institutional	—	(718,206)	(2,684,586)	(2,499,090)
Service	—	—	(15,999)	(44,478)
Investor A	—	(1,967,914)	(1,334,162)	(3,119,552)
Investor B	—	(4,918)	—	—
Investor C	—	(104,581)	—	(1,211)
Class R	—	(104,371)	—	(11,171)
Net realized gain:
Institutional	—	—	(73,784,321)	(30,594,431)
Service	—	—	(2,296,130)	(1,018,612)
Investor A	—	—	(159,449,440)	(67,678,578)
Investor B	—	—	(3,350,382)	(2,559,474)
Investor C	—	—	(60,490,412)	(26,229,484)
Class R	—	—	(3,720,373)	(1,006,211)

Decrease in net assets resulting from distributions to shareholders	—	(2,899,990)	(307,125,805)	(134,762,292)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(38,945,315)	(47,329,070)	517,643,012	570,833,474

Net Assets
Total increase (decrease) in net assets	(20,163,732)	14,787,397	1,066,053,436	1,132,180,653
Beginning of year	339,644,485	324,857,088	3,078,699,141	1,946,518,488

End of year	$319,480,753	$339,644,485	$4,144,752,577	$3,078,699,141

Undistributed (accumulated) net investment income (loss), end of year	$1,303,558	$1,302,703	$(5,686,301)	$13,635,148

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

46	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Statements of Changes in Net Assets (concluded)

	BlackRock International Opportunities Portfolio		BlackRock Science & Technology Opportunities Portfolio		BlackRock U.S. Opportunities Portfolio
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013	2014	2013

Operations
Net investment income (loss)	$17,062,650	$18,796,396	$(2,371,646)	$(1,193,075)	$(8,010,488)	$(1,165,708)
Net realized gain	116,647,309	185,281,736	24,040,750	9,764,585	294,616,993	476,110,315
Net change in unrealized appreciation/depreciation	(125,627,644)	102,538,962	5,667,184	21,890,030	(50,830,763)	(17,583,669)

Net increase in net assets resulting from operations	8,082,315	306,617,094	27,336,288	30,461,540	235,775,742	457,360,938

Distributions to Shareholders From[1]
Net investment income:
Institutional	(1,532,662)	(13,286,367)	—	—	—	(10,774,061)
Service	(48,294)	(559,333)	—	—	—	(397,297)
Investor A	(919,073)	(10,010,464)	—	—	—	(828,656)
Investor B	—	(51,463)	—	—	—	—
Investor C	—	(1,092,382)	—	—	—	—
Net realized gain:
Institutional	(2,005,514)	—	—	—	(134,711,811)	(25,442,679)
Service	(101,390)	—	—	—	(31,011,668)	(3,450,902)
Investor A	(1,953,372)	—	—	—	(103,656,072)	(12,518,844)
Investor B	(14,262)	—	—	—	(2,930,164)	(304,395)
Investor C	(410,265)	—	—	—	(47,392,290)	(5,116,563)

Decrease in net assets resulting from distributions to shareholders	(6,984,832)	(25,000,009)	—	—	(319,702,005)	(58,833,397)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(164,685,699)	(255,326,514)	15,083,112	(35,823,712)	33,482,653	(1,133,474,361)

Net Assets
Total increase (decrease) in net assets	(163,588,216)	26,290,571	42,419,400	(5,362,172)	(50,443,610)	(734,946,820)
Beginning of year	1,724,261,258	1,697,970,687	169,587,215	174,949,387	1,569,446,967	2,304,393,787

End of year	$1,560,673,042	$1,724,261,258	$212,006,615	$169,587,215	$1,519,003,357	$1,569,446,967

Undistributed (accumulated) net investment income (loss), end of year	$10,937,455	$22,384,370	$(2,267,738)	$(1,036,928)	$31,174	—

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	47

Financial Highlights	BlackRock Global Opportunities Portfolio

	Institutional
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$13.42	$11.11	$9.32	$10.52	$10.13

Net investment income[1]	0.12	0.10	0.14	0.08	0.06
Net realized and unrealized gain (loss)	0.65	2.36	1.67	(1.20)[2]	0.48 [2]

Net increase (decrease) from investment operations	0.77	2.46	1.81	(1.12)	0.54

Distributions from net investment income[3]	—	(0.15)	(0.02)	(0.08)	(0.15)

Net asset value, end of year	$14.19	$13.42	$11.11	$9.32	$10.52

Total Return[4]
Based on net asset value	5.74%	22.40%	19.45%	(10.81)%[5]	5.32%[5]

Ratios to Average Net Assets
Total expenses	1.20%	1.22%	1.25%	1.53%	1.43%

Total expenses excluding recoupment of past waived and/or reimbursed fees	1.20%	1.22%	1.25%	1.52%	1.42%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.06%	1.06%	1.06%	1.34%	1.37%

Net investment income	0.82%	0.83%	1.35%	0.68%	0.64%

Supplemental Data
Net assets, end of year (000)	$61,601	$63,182	$54,448	$58,793	$21,699

Portfolio turnover rate	99%	149%	122%	137%	146%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

48	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Financial Highlights (continued)	BlackRock Global Opportunities Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$13.32	$11.02	$9.26	$10.45	$10.08	$12.99	$10.75	$9.10	$10.31	$9.93

Net investment income (loss)[1]	0.08	0.07	0.11	0.05	0.03	(0.03)	(0.03)	0.02	(0.04)	(0.04)
Net realized and unrealized gain (loss)	0.64	2.35	1.66	(1.20)[2]	0.46 [2]	0.63	2.28	1.63	(1.17)[2]	0.45 [2]

Net increase (decrease) from investment operations	0.72	2.42	1.77	(1.15)	0.49	0.60	2.25	1.65	(1.21)	0.41

Distributions from net investment income[3]	—	(0.12)	(0.01)	(0.04)	(0.12)	—	(0.01)	—	—	(0.03)

Net asset value, end of year	$14.04	$13.32	$11.02	$9.26	$10.45	$13.59	$12.99	$10.75	$9.10	$10.31

Total Return[4]
Based on net asset value	5.41%	22.14%	19.16%	(11.11)%[5]	4.92%[5]	4.62%	20.95%	18.13%	(11.74)%[5]	4.09%[5]

Ratios to Average Net Assets
Total expenses	1.46%	1.48%	1.52%	1.76%	1.72%	2.21%	2.19%	2.21%	2.56%	2.45%

Total expenses excluding recoupment of past waived and/or reimbursed fees	1.46%	1.48%	1.52%	1.74%	1.70%	2.21%	2.19%	2.20%	2.53%	2.45%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.33%	1.33%	1.33%	1.61%	1.67%	2.18%	2.18%	2.18%	2.42%	2.43%

Net investment income (loss)	0.56%	0.56%	1.06%	0.42%	0.32%	(0.24)%	(0.29)%	0.21%	(0.39)%	(0.44)%

Supplemental Data
Net assets, end of year (000)	$191,653	$202,343	$195,961	$210,299	$39,280	$1,900	$4,254	$5,412	$6,750	$3,617

Portfolio turnover rate	99%	149%	122%	137%	146%	99%	149%	122%	137%	146%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	49

Financial Highlights (concluded)	BlackRock Global Opportunities Portfolio

	Investor C					Class R
	Year Ended September 30,					Year Ended September 30,			Period September 12, 2011[1] to September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$12.94	$10.71	$9.06	$10.27	$9.91	$13.28	$10.99	$9.26	$9.76

Net investment income (loss)[2]	(0.03)	(0.03)	0.03	(0.04)	(0.04)	0.02	0.02	0.08	0.00 [3]
Net realized and unrealized gain (loss)	0.63	2.28	1.62	(1.17)[4]	0.45 [4]	0.64	2.35	1.65	(0.50)[4]

Net increase (decrease) from investment operations	0.60	2.25	1.65	(1.21)	0.41	0.66	2.37	1.73	(0.50)

Distributions from net investment income[5]	—	(0.02)	—	—	(0.05)	—	(0.08)	(0.00)[6]	—

Net asset value, end of period	$13.54	$12.94	$10.71	$9.06	$10.27	$13.94	$13.28	$10.99	$9.26

Total Return[7]
Based on net asset value	4.64%	21.07%	18.21%	(11.78)%[8]	4.13%[8]	4.97%	21.71%	18.72%	(4.83)%[8,9]

Ratios to Average Net Assets
Total expenses	2.24%	2.28%	2.32%	2.59%	2.49%	1.81%	1.81%	1.80%	1.98%[10]

Total expenses excluding recoupment of past waived and/or reimbursed fees	2.24%	2.28%	2.32%	2.57%	2.49%	1.81%	1.80%	1.79%	1.98%[10]

Total expenses after fees waived and/or reimbursed and paid indirectly	2.14%	2.14%	2.14%	2.42%	2.44%	1.72%	1.72%	1.65%	1.72%[10]

Net investment income (loss)	(0.25)%	(0.25)%	0.26%	(0.38)%	(0.40)%	0.17%	0.18%	0.74%	0.23%[10]

Supplemental Data
Net assets, end of period (000)	$51,845	$55,494	$54,332	$58,687	$19,554	$12,483	$14,371	$14,704	$14,891

Portfolio turnover rate	99%	149%	122%	137%	146%	99%	149%	122%	137%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Includes redemption fees, which are less than $0.005 per share.

[5]	Distributions for annual periods determined in accordance with federal income tax regulations.

[6]	Amount is greater than $(0.005) per share.

[7]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[8]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[9]	Aggregate total return.

[10]	Annualized.

See Notes to Financial Statements.

50	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Financial Highlights	BlackRock Health Sciences Opportunities Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$43.24	$34.62	$28.77	$28.92	$26.29	$42.02	$33.72	$28.05	$28.22	$25.74

Net investment income (loss)[1]	0.09	0.20	0.15	0.02	0.06	(0.04)	0.09	0.05	(0.07)	(0.03)
Net realized and unrealized gain	10.94	10.82	7.26	1.23 [2]	2.57 [2]	10.61	10.53	7.10	1.19 [2]	2.51 [2]

Net increase from investment operations	11.03	11.02	7.41	1.25	2.63	10.57	10.62	7.15	1.12	2.48

Distributions from:[3]
Net investment income	(0.15)	(0.18)	—	(0.05)	—	(0.03)	(0.10)	—	—	—
Net realized gain	(4.05)	(2.22)	(1.56)	(1.35)	—	(4.05)	(2.22)	(1.48)	(1.29)	—

Total distributions	(4.20)	(2.40)	(1.56)	(1.40)	—	(4.08)	(2.32)	(1.48)	(1.29)	—

Net asset value, end of year	$50.07	$43.24	$34.62	$28.77	$28.92	$48.51	$42.02	$33.72	$28.05	$28.22

Total Return[4]
Based on net asset value	27.74%	34.07%	27.06%	4.41%[5]	10.00%[5,6]	27.36%	33.68%	26.73%	4.04%[5]	9.64%[5,6]

Ratios to Average Net Assets
Total expenses	0.91%	0.94%	0.98%	1.00%	1.00%	1.21%	1.23%	1.28%	1.32%	1.33%

Total expenses excluding recoupment of past waived and/or reimbursed fees	0.91%	0.94%	0.98%	1.00%	1.00%	1.21%	1.23%	1.28%	1.31%	1.33%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.91%	0.94%	0.98%	1.00%	1.00%	1.20%	1.23%	1.28%	1.31%	1.32%

Net investment income (loss)	0.20%	0.54%	0.47%	0.07%	0.21%	(0.08)%	0.25%	0.18%	(0.24)%	(0.12)%

Supplemental Data
Net assets, end of year (000)	$1,141,938	$748,148	$473,193	$362,292	$232,697	$30,139	$23,035	$14,921	$13,478	$11,704

Portfolio turnover rate	57%	94%	135%	135%	184%	57%	94%	135%	135%	184%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	51

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$41.92	$33.64	$28.00	$28.18	$25.69	$38.99	$31.46	$26.26	$26.39	$24.25

Net investment income (loss)[1]	(0.03)	0.09	0.05	(0.07)	(0.03)	(0.34)	(0.17)	(0.17)	(0.28)	(0.23)
Net realized and unrealized gain	10.57	10.51	7.07	1.19 [2]	2.52 [2]	9.83	9.79	6.63	1.14 [2]	2.37 [2]

Net increase from investment operations	10.54	10.60	7.12	1.12	2.49	9.49	9.62	6.46	0.86	2.14

Distributions from:[3]
Net investment income	(0.03)	(0.10)	—	—	—	—	—	—	—	—
Net realized gain	(4.05)	(2.22)	(1.48)	(1.30)	—	(3.64)	(2.09)	(1.26)	(0.99)	—

Total distributions	(4.08)	(2.32)	(1.48)	(1.30)	—	(3.64)	(2.09)	(1.26)	(0.99)	—

Net asset value, end of year	$48.38	$41.92	$33.64	$28.00	$28.18	$44.84	$38.99	$31.46	$26.26	$26.39

Total Return[4]
Based on net asset value	27.37%	33.73%	26.68%	4.03%[5]	9.69%[5,6]	26.40%	32.63%	25.70%	3.27%[5]	8.82%[5,6]

Ratios to Average Net Assets
Total expenses	1.19%	1.22%	1.29%	1.31%	1.31%	1.98%	2.02%	2.07%	2.06%	2.10%

Total expenses excluding recoupment of past waived and/or reimbursed fees	1.19%	1.22%	1.29%	1.31%	1.31%	1.98%	2.02%	2.07%	2.06%	2.10%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.19%	1.21%	1.28%	1.31%	1.31%	1.98%	2.02%	2.07%	2.06%	2.09%

Net investment income (loss)	(0.07)%	0.26%	0.17%	(0.24)%	(0.11)%	(0.85)%	(0.51)%	(0.59)%	(0.99)%	(0.88)%

Supplemental Data
Net assets, end of year (000)	$2,051,816	$1,641,026	$1,018,429	$825,046	$682,857	$23,321	$39,048	$40,452	$46,180	$47,855

Portfolio turnover rate	57%	94%	135%	135%	184%	57%	94%	135%	135%	184%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

See Notes to Financial Statements.

52	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Financial Highlights (concluded)	BlackRock Health Sciences Opportunities Portfolio

	Investor C					Class R
	Year Ended September 30,					Year Ended September 30,			Period September 12, 2011[1] to September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$38.77	$31.34	$26.18	$26.37	$24.22	$41.62	$33.46	$28.00	$28.19

Net investment loss[2]	(0.32)	(0.16)	(0.16)	(0.27)	(0.21)	(0.17)	(0.03)	(0.07)	(0.01)
Net realized and unrealized gain (loss)	9.74	9.74	6.62	1.14 [3]	2.36 [3]	10.52	10.43	7.05	(0.18)[3]

Net increase (decrease) from investment operations	9.42	9.58	6.46	0.87	2.15	10.35	10.40	6.98	(0.19)

Distributions from:[4]
Net investment income	—	(0.00)[5]	—	—	—	—	(0.02)	—	—
Net realized gain	(3.83)	(2.15)	(1.30)	(1.06)	—	(4.03)	(2.22)	(1.52)	—

Total distributions	(3.83)	(2.15)	(1.30)	(1.06)	—	(4.03)	(2.24)	(1.52)	—

Net asset value, end of period.	$44.36	$38.77	$31.34	$26.18	$26.37	$47.94	$41.62	$33.46	$28.00

Total Return[6]
Based on net asset value	26.46%	32.71%	25.80%	3.32%[7]	8.88%[7,8]	27.05%	33.21%	26.17%	(0.64)%[7,9]

Ratios to Average Net Assets
Total expenses	1.91%	1.95%	2.01%	2.02%	2.04%	1.49%	1.55%	1.70%	1.75%[10]

Total expenses excluding recoupment of past waived and/or reimbursed fees	1.91%	1.95%	2.01%	2.02%	2.04%	1.49%	1.54%	1.70%	1.75%[10]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.91%	1.95%	2.01%	2.02%	2.04%	1.49%	1.55%	1.68%	1.75%[10]

Net investment loss	(0.80)%	(0.48)%	(0.55)%	(0.95)%	(0.83)%	(0.38)%	(0.09)%	(0.24)%	(0.82)%[10]

Supplemental Data
Net assets, end of period (000)	$822,928	$596,123	$384,910	$327,855	$285,428	$74,611	$31,319	$14,613	$9,580

Portfolio turnover rate	57%	94%	135%	135%	184%	57%	94%	135%	135%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.005 per share.
[4]	Distributions for annual periods determined in accordance with federal income tax regulations.
[5]	Amount is greater than $(0.005) per share.
[6]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[8]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[9]	Aggregate total return.
[10]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	53

Financial Highlights	BlackRock International Opportunities Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$38.58	$32.82	$28.37	$32.76	$31.36	$37.16	$31.62	$27.34	$31.58	$30.26

Net investment income[1]	0.48	0.48	0.56	0.49	0.28	0.34	0.26	0.39	0.34	0.16
Net realized and unrealized gain (loss)	(0.38)	5.84	4.49	(4.52)[2]	1.58 [2]	(0.34)	5.67	4.33	(4.37)[2]	1.53 [2]

Net increase (decrease) from investment operations	0.10	6.32	5.05	(4.03)	1.86	0.00	5.93	4.72	(4.03)	1.69

Distributions from:[3]
Net investment income	(0.07)	(0.56)	(0.60)	(0.36)	(0.46)	(0.05)	(0.39)	(0.44)	(0.21)	(0.37)
Net realized gain	(0.10)	—	—	—	—	(0.10)	—	—	—	—

Total distributions	(0.17)	(0.56)	(0.60)	(0.36)	(0.46)	(0.15)	(0.39)	(0.44)	(0.21)	(0.37)

Net asset value, end of year	$38.51	$38.58	$32.82	$28.37	$32.76	$37.01	$37.16	$31.62	$27.34	$31.58

Total Return[4]
Based on net asset value	0.25%	19.50%	18.08%	(12.50)%[5]	5.99%[5]	(0.03)%	18.93%	17.48%	(12.88)%[5]	5.63%[5]

Ratios to Average Net Assets
Total expenses	1.22%	1.23%	1.29%	1.26%	1.35%	1.51%	1.71%	1.90%	1.66%	1.72%

Total expenses excluding recoupment of past waived and/or reimbursed fees	1.22%	1.23%	1.29%	1.26%	1.34%	1.51%	1.60%	1.90%	1.66%	1.69%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.19%	1.23%	1.29%	1.26%	1.35%	1.48%	1.71%	1.80%	1.65%	1.72%

Net investment income	1.19%	1.34%	1.83%	1.41%	0.91%	0.87%	0.76%	1.31%	1.02%	0.53%

Supplemental Data
Net assets, end of year (000)	$730,062	$775,659	$798,205	$792,695	$802,167	$30,049	$40,885	$47,598	$47,846	$70,365

Portfolio turnover rate	138%	157%	99%	116%	116%	138%	157%	99%	116%	116%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

54	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Financial Highlights (continued)	BlackRock International Opportunities Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$36.80	$31.33	$27.10	$31.33	$30.02	$34.27	$29.15	$25.18	$29.10	$27.83

Net investment income (loss)[1]	0.33	0.35	0.45	0.39	0.21	(0.04)	0.02	0.16	0.10	(0.05)
Net realized and unrealized gain (loss)	(0.34)	5.59	4.30	(4.34)[2]	1.50 [2]	(0.24)	5.25	4.03	(4.01)[2]	1.42 [2]

Net increase (decrease) from investment operations	(0.01)	5.94	4.75	(3.95)	1.71	(0.28)	5.27	4.19	(3.91)	1.37

Distributions from:[3]
Net investment income	(0.05)	(0.47)	(0.52)	(0.28)	(0.40)	—	(0.15)	(0.22)	(0.01)	(0.10)
Net realized gain	(0.10)	—	—	—	—	(0.10)	—	—	—	—

Total distributions	(0.15)	(0.47)	(0.52)	(0.28)	(0.40)	(0.10)	(0.15)	(0.22)	(0.01)	(0.10)

Net asset value, end of year	$36.64	$36.80	$31.33	$27.10	$31.33	$33.89	$34.27	$29.15	$25.18	$29.10

Total Return[4]
Based on net asset value	(0.06)%	19.16%	17.74%	(12.77)%[5]	5.73%[5]	(0.84)%	18.15%	16.72%	(13.45)%[5]	4.92%[5]

Ratios to Average Net Assets
Total expenses	1.53%	1.52%	1.57%	1.54%	1.59%	2.39%	2.40%	2.41%	2.32%	2.38%

Total expenses excluding recoupment of past waived and/or reimbursed fees	1.53%	1.52%	1.57%	1.54%	1.59%	2.39%	2.40%	2.41%	2.32%	2.38%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.50%	1.52%	1.57%	1.53%	1.59%	2.29%	2.40%	2.41%	2.32%	2.38%

Net investment income (loss)	0.86%	1.02%	1.52%	1.16%	0.72%	(0.12)%	0.06%	0.60%	0.34%	(0.18)%

Supplemental Data
Net assets, end of year (000)	$662,683	$753,074	$692,445	$703,201	$794,034	$3,058	$6,507	$10,813	$15,568	$25,080

Portfolio turnover rate	138%	157%	99%	116%	116%	138%	157%	99%	116%	116%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	55

Financial Highlights (concluded)	BlackRock International Opportunities Portfolio

	Investor C
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$33.93	$28.91	$24.98	$28.92	$27.74

Net investment income (loss)[1]	0.04	0.07	0.20	0.11	(0.02)
Net realized and unrealized gain (loss)	(0.31)	5.17	3.98	(3.98)[2]	1.39 [2]

Net increase (decrease) from investment operations	(0.27)	5.24	4.18	(3.87)	1.37

Distributions from:[3]
Net investment income	—	(0.22)	(0.25)	(0.07)	(0.19)
Net realized gain	(0.10)	—	—	—	—

Total distributions	(0.10)	(0.22)	(0.25)	(0.07)	(0.19)

Net asset value, end of year	$33.56	$33.93	$28.91	$24.98	$28.92

Total Return[4]
Based on net asset value	(0.82)%	18.25%	16.83%	(13.44)%[5]	4.95%[5]

Ratios to Average Net Assets
Total expenses	2.27%	2.30%	2.34%	2.31%	2.36%

Total expenses excluding recoupment of past waived and/or reimbursed fees	2.27%	2.30%	2.34%	2.31%	2.36%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.23%	2.30%	2.34%	2.31%	2.36%

Net investment income (loss)	0.11%	0.24%	0.73%	0.37%	(0.06)%

Supplemental Data
Net assets, end of year (000)	$134,821	$148,136	$148,910	$169,481	$224,958

Portfolio turnover rate	138%	157%	99%	116%	116%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

56	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Financial Highlights	BlackRock Science & Technology Opportunities Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$12.27	$10.01	$8.61	$9.02	$7.79	$11.81	$9.66	$8.32	$8.72	$7.56

Net investment loss[1]	(0.10)	(0.03)	(0.06)	(0.06)	(0.05)	(0.13)	(0.05)	(0.08)	(0.07)	(0.08)
Net realized and unrealized gain (loss)	2.20	2.29	1.46	(0.35)[2]	1.28 [2]	2.12	2.20	1.42	(0.33)[2]	1.24 [2]

Net increase (decrease) from investment operations	2.10	2.26	1.40	(0.41)	1.23	1.99	2.15	1.34	(0.40)	1.16

Net asset value, end of year	$14.37	$12.27	$10.01	$8.61	$9.02	$13.80	$11.81	$9.66	$8.32	$8.72

Total Return[3]
Based on net asset value	17.11%	22.58%	16.26%	(4.55)%[4]	15.79%[4,5]	16.85%	22.26%	16.11%	(4.59)%[4]	15.34%[4,6]

Ratios to Average Net Assets
Total expenses	1.36%	1.50%	1.45%	1.46%	1.55%	1.50%	1.56%	1.57%	1.55%	1.76%

Total expenses excluding recoupment of past waived and/or reimbursed fees	1.36%	1.49%	1.44%	1.46%	1.55%	1.50%	1.56%	1.56%	1.54%	1.67%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.29%	1.36%	1.39%	1.39%	1.39%	1.46%	1.56%	1.57%	1.53%	1.74%

Net investment loss	(0.74)%	(0.34)%	(0.63)%	(0.60)%	(0.59)%	(0.93)%	(0.54)%	(0.81)%	(0.74)%	(0.94)%

Supplemental Data
Net assets, end of year (000)	$53,922	$36,218	$34,022	$33,982	$33,135	$1,297	$869	$944	$851	$659

Portfolio turnover rate	99%	86%	320%	103%	97%	99%	86%	320%	103%	97%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 15.53%.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 15.08%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	57

Financial Highlights (continued)	BlackRock Science & Technology Opportunities Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$11.61	$9.51	$8.21	$8.62	$7.48	$10.42	$8.60	$7.48	$7.93	$6.94

Net investment loss[1]	(0.14)	(0.06)	(0.09)	(0.09)	(0.08)	(0.22)	(0.13)	(0.15)	(0.16)	(0.14)
Net realized and unrealized gain (loss)	2.08	2.16	1.39	(0.32)[2]	1.22 [2]	1.86	1.95	1.27	(0.29)[2]	1.13 [2]

Net increase (decrease) from investment operations	1.94	2.10	1.30	(0.41)	1.14	1.64	1.82	1.12	(0.45)	0.99

Net asset value, end of year	$13.55	$11.61	$9.51	$8.21	$8.62	$12.06	$10.42	$8.60	$7.48	$7.93

Total Return[3]
Based on net asset value	16.71%	22.08%	15.84%	(4.76)%[4]	15.24%[4,5]	15.74%	21.16%	14.97%	(5.68)%[4]	14.27%[4,6]

Ratios to Average Net Assets
Total expenses	1.64%	1.72%	1.72%	1.79%	1.82%	2.42%	2.50%	2.52%	2.67%	2.70%

Total expenses excluding recoupment of past waived and/or reimbursed fees	1.63%	1.72%	1.70%	1.71%	1.81%	2.42%	2.50%	2.52%	2.44%	2.65%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.61%	1.70%	1.71%	1.78%	1.79%	2.41%	2.49%	2.52%	2.66%	2.69%

Net investment loss	(1.07)%	(0.67)%	(0.95)%	(0.98)%	(0.99)%	(1.90)%	(1.47)%	(1.76)%	(1.87)%	(1.90)%

Supplemental Data
Net assets, end of year (000)	$118,814	$97,437	$106,466	$106,632	$105,577	$1,585	$2,275	$2,645	$3,130	$4,390

Portfolio turnover rate	99%	86%	320%	103%	97%	99%	86%	320%	103%	97%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 14.97%.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 13.98%.

See Notes to Financial Statements.

58	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Financial Highlights (concluded)	BlackRock Science & Technology Opportunities Portfolio

	Investor C					Class R
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.39	$8.58	$7.47	$7.92	$6.94	$11.86	$9.74	$8.43	$8.88	$7.72

Net investment loss[1]	(0.22)	(0.14)	(0.15)	(0.16)	(0.14)	(0.18)	(0.09)	(0.12)	(0.12)	(0.11)
Net realized and unrealized gain (loss)	1.86	1.95	1.26	(0.29)[2]	1.12 [2]	2.13	2.21	1.43	(0.33)[2]	1.27 [2]

Net increase (decrease) from investment operations	1.64	1.81	1.11	(0.45)	0.98	1.95	2.12	1.31	(0.45)	1.16

Net asset value, end of year	$12.03	$10.39	$8.58	$7.47	$7.92	$13.81	$11.86	$9.74	$8.43	$8.88

Total Return[3]
Based on net asset value	15.78%	21.10%	14.86%	(5.68)%[4]	14.12%[4,5]	16.44%	21.77%	15.54%	(5.07)%[4]	15.03%[4,6]

Ratios to Average Net Assets
Total expenses	2.46%	2.58%	2.60%	2.68%	2.73%	1.91%	1.97%	2.00%	2.00%	2.10%

Total expenses excluding recoupment of past waived and/or reimbursed fees	2.45%	2.58%	2.59%	2.59%	2.73%	1.89%	1.97%	1.99%	2.00%	2.10%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.44%	2.57%	2.60%	2.67%	2.71%	1.89%	1.93%	1.99%	2.00%	2.09%

Net investment loss	(1.90)%	(1.56)%	(1.84)%	(1.88)%	(1.92)%	(1.35)%	(0.92)%	(1.23)%	(1.21)%	(1.29)%

Supplemental Data
Net assets, end of year (000)	$32,194	$28,234	$26,543	$27,651	$27,053	$4,195	$4,555	$4,329	$3,518	$2,961

Portfolio turnover rate	99%	86%	320%	103%	97%	99%	86%	320%	103%	97%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 13.83%.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 14.77%.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	59

Financial Highlights	BlackRock U.S. Opportunities Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$45.82	$36.42	$33.86	$36.94	$32.20	$43.72	$34.71	$32.44	$35.40	$30.93

Net investment income (loss)[1]	(0.07)	0.11	0.19	0.05	0.04	(0.23)	(0.09)	0.02	(0.12)	(0.11)
Net realized and unrealized gain (loss)	6.49	10.41	6.31	(2.44)[2]	4.77 [2]	6.16	9.98	6.03	(2.34)[2]	4.58 [2]

Net increase (decrease) from investment operations	6.42	10.52	6.50	(2.39)	4.81	5.93	9.89	6.05	(2.46)	4.47

Distributions from:[3]
Net investment income	—	(0.33)	—	—	(0.07)	—	(0.09)	—	—	—
Net realized gains	(9.33)	(0.79)	(3.94)	(0.69)	—	(9.14)	(0.79)	(3.78)	(0.50)	—

Total distributions	(9.33)	(1.12)	(3.94)	(0.69)	(0.07)	(9.14)	(0.88)	(3.78)	(0.50)	—

Net asset value, end of year	$42.91	$45.82	$36.42	$33.86	$36.94	$40.51	$43.72	$34.71	$32.44	$35.40

Total Return[4]
Based on net asset value	16.28%	29.79%	20.40%	(6.75)%[5]	14.96%[5,6]	15.82%	29.26%	19.80%	(7.16)%[5]	14.45%[5,6]

Ratios to Average Net Assets
Total expenses	1.34%	1.37%	1.30%	1.36%	1.30%	1.59%	1.61%	1.62%	1.57%	1.60%

Total expenses excluding recoupment of past waived and/or reimbursed fees	1.34%	1.37%	1.30%	1.36%	1.30%	1.59%	1.61%	1.62%	1.57%	1.60%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.94%	1.01%	1.03%	1.03%	1.03%	1.34%	1.45%	1.51%	1.46%	1.48%

Net investment income (loss)	(0.17)%	0.28%	0.52%	0.12%	0.13%	(0.57)%	(0.22)%	0.05%	(0.30)%	(0.34)%

Supplemental Data
Net assets, end of year (000)	$732,297	$676,540	$1,294,928	$1,905,254	$1,588,509	$140,498	$155,414	$159,939	$183,604	$235,926

Portfolio turnover rate	66%	82%	106%	120%	123%	66%	82%	106%	120%	123%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

See Notes to Financial Statements.

60	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Financial Highlights (continued)	BlackRock U.S. Opportunities Portfolio

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$43.23	$34.30	$32.08	$35.02	$30.61	$38.39	$30.72	$29.11	$31.96	$28.16

Net investment income (loss)[1]	(0.23)	(0.09)	0.01	(0.13)	(0.12)	(0.48)	(0.35)	(0.23)	(0.40)	(0.35)
Net realized and unrealized gain (loss)	6.09	9.86	5.97	(2.31)[2]	4.53 [2]	5.31	8.79	5.39	(2.06)[2]	4.15 [2]

Net increase (decrease) from investment operations	5.86	9.77	5.98	(2.44)	4.41	4.83	8.44	5.16	(2.46)	3.80

Distributions from:[3]
Net investment income	—	(0.05)	—	—	—	—	—	—	—	—
Net realized gains	(9.13)	(0.79)	(3.76)	(0.50)	—	(8.85)	(0.77)	(3.55)	(0.39)	—

Total distributions	(9.13)	(0.84)	(3.76)	(0.50)	—	(8.85)	(0.77)	(3.55)	(0.39)	—

Net asset value, end of year	$39.96	$43.23	$34.30	$32.08	$35.02	$34.37	$38.39	$30.72	$29.11	$31.96

Total Return[4]
Based on net asset value	15.83%	29.19%	19.82%	(7.19)%[5]	14.41%[5,6]	14.90%	28.19%	18.87%	(7.90)%[5]	13.49%[5,6]

Ratios to Average Net Assets
Total expenses	1.61%	1.63%	1.62%	1.59%	1.64%	2.39%	2.43%	2.42%	2.39%	2.44%

Total expenses excluding recoupment of past waived and/or reimbursed fees	1.60%	1.63%	1.62%	1.59%	1.64%	2.37%	2.42%	2.42%	2.37%	2.44%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.34%	1.47%	1.51%	1.49%	1.51%	2.14%	2.26%	2.30%	2.28%	2.30%

Net investment income (loss)	(0.58)%	(0.23)%	0.03%	(0.34)%	(0.37)%	(1.37)%	(1.04)%	(0.74)%	(1.12)%	(1.18)%

Supplemental Data
Net assets, end of year (000)	$423,779	$512,224	$610,343	$888,293	$1,158,626	$10,935	$13,107	$12,833	$15,047	$20,255

Portfolio turnover rate	66%	82%	106%	120%	123%	66%	82%	106%	120%	123%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

See Notes to Financial Statements.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	61

Financial Highlights (concluded)	BlackRock U.S. Opportunities Portfolio

	Investor C
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$38.44	$30.75	$29.11	$31.95	$28.14

Net investment loss[1]	(0.46)	(0.33)	(0.21)	(0.38)	(0.33)
Net realized and unrealized gain (loss)	5.32	8.79	5.39	(2.07)[2]	4.14 [2]

Net increase (decrease) from investment operations	4.86	8.46	5.18	(2.45)	3.81

Distributions from net realized gains[3]	(8.87)	(0.77)	(3.54)	(0.39)	—

Net asset value, end of year	$34.43	$38.44	$30.75	$29.11	$31.95

Total Return[4]
Based on net asset value	14.97%	28.22%	18.94%	(7.87)%[5]	13.54%[5,6]

Ratios to Average Net Assets
Total expenses	2.33%	2.38%	2.35%	2.34%	2.39%

Total expenses excluding recoupment of past waived and/or reimbursed fees	2.32%	2.38%	2.35%	2.33%	2.38%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.09%	2.22%	2.25%	2.24%	2.27%

Net investment loss	(1.32)%	(0.98)%	(0.69)%	(1.08)%	(1.12)%

Supplemental Data
Net assets, end of year (000)	$211,493	$212,162	$226,350	$282,586	$334,958

Portfolio turnover rate	66%	82%	106%	120%	123%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

See Notes to Financial Statements.

62	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Global Opportunities Portfolio (“Global Opportunities”), BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities”), BlackRock International Opportunities Portfolio (“International Opportunities”), BlackRock Science & Technology Opportunities Portfolio (“Science & Technology Opportunities”) and BlackRock U.S. Opportunities Portfolio (“U.S. Opportunities”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Each of the Funds, except Health Sciences Opportunities, is classified as diversified.

Each Fund offers multiple classes of shares. Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at NAV each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

The Funds value their investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Each Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	63

Notes to Financial Statements (continued)

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts and options written) that would be “senior securities” for 1940 Act purposes, such Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of a Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, each Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

64	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Preferred Stock: Each Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of September 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA as of September 30, 2014:

Global Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co.	$318,962	$(318,962)	—

[1]

Collateral with a value of $1,198,277 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	65

Notes to Financial Statements (continued)

Health Sciences Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$189,720	$(189,720)	—
Citigroup Global Markets, Inc.	149,798	(149,798)	—
Credit Suisse Securities (USA) LLC	684,618	(684,618)	—
Deutsche Bank Securities, Inc.	48,336	(48,336)	—
Goldman Sachs & Co.	3,105,050	(3,105,050)	—
JP Morgan Securities LLC	13,464	(13,464)	—
Morgan Stanley	414,060	(414,060)	—

Total	$4,605,046	$(4,605,046)	—

International Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$2,896,423	$(2,896,423)	—
Credit Suisse Securities (USA) LLC	3,423,363	(3,423,363)	—
Goldman Sachs & Co.	1,153,208	(1,153,208)	—
Morgan Stanley	9,081,576	(9,081,576)	—

Total	$16,554,570	$(16,554,570)	—

Science & Technology Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$85,574	$(85,574)	—
Goldman Sachs & Co.	310,985	(310,985)	—
Morgan Stanley	439,935	(439,935)	—

Total	$836,494	$(836,494)	—

U.S. Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$1,160,246	$(1,160,246)	—
Goldman Sachs & Co.	6,466,119	(6,466,119)	—

Total	$7,626,365	$(7,626,365)	—

[1]

Collateral with a value of $4,824,791, $18,399,705, $1,494,487 and $8,060,661 has been received in connection with securities lending agreements for Health Sciences Opportunities, International Opportunities, Science & Technology Opportunities and U.S. Opportunities. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Funds could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

66	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Transactions in options written for the year ended September 30, 2014 were as follows:

	Health Sciences Opportunities
	Puts
	Contracts	Premiums Received

Outstanding options, beginning of year	—	—
Options written	10,505	$3,240,308
Options expired	(6,634)	(1,416,335)
Options closed	(3,871)	(1,823,973)

Outstanding options, end of year	—	—

	U.S. Opportunities
	Calls
	Contracts	Premiums Received

Outstanding options, beginning of year	—	—
Options written	1,703	$301,420
Options expired	(1,703)	(301,420)

Outstanding options, end of year	—	—

BLACKROCK FUNDS	SEPTEMBER 30, 2014	67

Notes to Financial Statements (continued)

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of September 30, 2014
		Global Opportunities		Health Sciences Opportunities
		Value
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	$2,323,802	$1,313,642	$12,925,363	$2,618,136

Fair Values of Derivative Financial Instruments as of September 30, 2014
		International Opportunities		Science & Technology Opportunities
		Value
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	$23,934,647	$15,277,090	$556,610	$103,268

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended September 30, 2014
	Global Opportunities	Health Sciences Opportunities	Global Opportunities	Health Sciences Opportunities
	Net Realized Gain (Loss) From		Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency transactions/translations	$(1,350,424)	$(15,954,859)	$2,759,635	$24,031,770
Equity contracts:
Options	—	2,582,443	—	—

Total	$(1,350,424)	$(13,372,416)	$2,759,635	$24,031,770

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended September 30, 2014
	International Opportunities	Science & Technology Opportunities	U.S. Opportunities	International Opportunities	Science & Technology Opportunities
	Net Realized Gain (Loss) From			Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency transactions/translations	$(26,603,358)	$(749,479)	—	$33,929,856	$816,970
Equity contracts:
Options	—	—	$301,420	—	—

Total	$(26,603,358)	$(749,479)	$301,420	$33,929,856	$816,970

For the year ended September 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Forward foreign currency exchange contracts:
Average number of contracts - USD purchased	29	10	57	17	—
Average number of contracts - USD sold	35	4	43	5	—
Average USD amounts purchased	$75,700,200	$216,571,179	$692,181,055	$20,588,715	—
Average USD amounts sold	$45,236,915	$33,639,425	$420,871,451	$4,834,647	—
Options:
Average number of option contracts written	—	580	—	—	426
Average notional amount of option contracts written	—	$4,469,513	—	—	$1,277,250

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

68	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange-traded purchased options, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to a Fund.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements. The result would cause a Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from its counterparties are not fully collateralized, the Funds bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Funds bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

At September 30, 2014, the Funds’ derivative assets and liabilities (by type) are as follows:

	Global Opportunities		Health Sciences Opportunities
	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$2,323,802	$1,313,642	$12,925,363	$2,618,136

Total derivative assets and liabilities subject to a Master Netting Agreement (“MNA”)	$2,323,802	$1,313,642	$12,925,363	$2,618,136

	International Opportunities		Science & Technology Opportunities
	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$23,934,647	$15,277,090	$556,610	$103,268

Total derivative assets and liabilities subject to an MNA	$23,934,647	$15,277,090	$556,610	$103,268

BLACKROCK FUNDS	SEPTEMBER 30, 2014	69

Notes to Financial Statements (continued)

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Funds as of September 30, 2014:

Global Opportunities
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$145,990	$(132,813)	—	—	$13,177
Citibank N.A.	95,226	(95,226)	—	—	—
Credit Suisse International	879,532	—	—	—	879,532
Deutsche Bank AG	455,016	—	—	—	455,016
Goldman Sachs International	551,109	(38,528)	—	—	512,581
JPMorgan Chase Bank N.A.	70,562	(38,368)	—	—	32,194
Morgan Stanley Capital Services LLC	75,290	(75,290)	—	—	—
State Street Bank and Trust Co.	49,786	—	—	—	49,786
TD Securities, Inc.	1,291	(1,291)	—	—	—

Total	$2,323,802	$(381,516)	—	—	$1,942,286

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$316,819	—	—	—	$316,819
The Bank of New York Mellon	78,455	—	—	—	78,455
Barclays Bank PLC	132,813	$(132,813)	—	—	—
Citibank N.A.	321,601	(95,226)	—	—	226,375
Goldman Sachs International	38,528	(38,528)	—	—	—
JPMorgan Chase Bank N.A.	38,368	(38,368)	—	—	—
Morgan Stanley Capital Services LLC	112,263	(75,290)	—	—	36,973
Royal Bank of Scotland PLC	11,531	—	—	—	11,531
TD Securities, Inc.	263,264	(1,291)	—	—	261,973

Total	$1,313,642	$(381,516)	—	—	$932,126

Health Sciences Opportunities
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Citibank N.A.	$590,595	$(590,595)	—	—	—
Credit Suisse International	3,426,505	—	—	—	$3,426,505
Deutsche Bank AG	3,698,688	—	—	—	3,698,688
Morgan Stanley Capital Services LLC	5,209,575	—	—	—	5,209,575

Total	$12,925,363	$(590,595)	—	—	$12,334,768

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Citibank N.A.	$796,824	$(590,595)	—	—	$206,229
Goldman Sachs Bank USA	1,821,312	—	—	—	1,821,312

Total	$2,618,136	$(590,595)	—	—	$2,027,541

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

70	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

International Opportunities
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$207,428	$(207,428)	—	—	—
Barclays Bank PLC	1,514,024	(1,514,024)	—	—	—
BNP Paribas S.A.	442,884	(442,884)	—	—	—
Citibank N.A.	231,665	(231,665)	—	—	—
Credit Suisse International	4,049,043	—	—	—	$4,049,043
Deutsche Bank AG	3,176,867	(154,488)	—	—	3,022,379
Goldman Sachs International	7,047,418	(1,980,801)	—	—	5,066,617
JPMorgan Chase Bank N.A.	882,530	(78,336)	—	—	804,194
Morgan Stanley Capital Services LLC	5,181,489	(948,896)	—	—	4,232,593
Royal Bank of Scotland PLC	118,583	(25,744)	—	—	92,839
State Street Bank and Trust Co.	490,428	(490,428)	—	—	—
TD Securities, Inc.	518,374	(518,374)	—	—	—
Westpac Banking Corp.	73,914	—	—	—	73,914

Total	$23,934,647	$(6,593,068)	—	—	$17,341,579

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$2,841,907	$(207,428)	—	—	$2,634,479
The Bank of New York Mellon	1,297,659	—	—	—	1,297,659
Barclays Bank PLC	1,547,924	(1,514,024)	—	—	33,900
BNP Paribas S.A.	1,117,540	(442,884)	—	—	674,656
Citibank N.A.	1,906,132	(231,665)	—	—	1,674,467
Deutsche Bank AG	154,488	(154,488)	—	—	—
Goldman Sachs Bank USA	498,709	—	—	—	500,124
Goldman Sachs International	1,980,801	(1,980,801)	—	—	—
JPMorgan Chase Bank N.A.	78,336	(78,336)	—	—	—
Morgan Stanley Capital Services LLC	948,896	(948,896)	—	—	—
Royal Bank of Canada	668,008	—	—	—	668,008
Royal Bank of Scotland PLC	25,744	(25,744)	—	—	—
State Street Bank and Trust Co.	1,003,485	(490,428)	—	—	513,057
TD Securities, Inc.	1,207,461	(518,374)	—	—	687,672

Total	$15,277,090	$(6,593,068)	—	—	$8,684,022

Science & Technology Opportunities
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$340	$(340)	—	—	—
Citibank N.A.	46,573	—	—	—	$46,573
Credit Suisse International	12,617	—	—	—	12,617
Deutsche Bank AG	117,567	—	—	—	117,567
Goldman Sachs International	378,732	—	—	—	378,732
State Street Bank and Trust Co.	89	—	—	—	89
TD Securities, Inc.	692	(692)	—	—	—

Total	$556,610	$(1,032)	—	—	$555,578

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$93,326	$(340)	—	—	$92,986
The Bank of New York Mellon	2,723	—	—	—	2,723
BNP Paribas S.A.	2,185	—	—	—	2,185
TD Securities, Inc.	5,034	(692)	—	—	4,342

Total	$103,268	$(1,032)	—	—	$102,236

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	71

Notes to Financial Statements (continued)

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	First $1 Billion	$1 Billion - $2 Billion	$2 Billion - $3 Billion	Greater than $3 Billion
Global Opportunities and Science & Technology Opportunities	0.900%	0.850%	0.800%	0.750%
Health Sciences Opportunities	0.750%	0.700%	0.675%	0.650%
International Opportunities	1.000%	0.950%	0.900%	0.850%
U.S. Opportunities	1.100%	1.050%	1.025%	1.000%

Effective June 1, 2014, the Manager has contractually agreed to waive 0.10% of International Opportunities investment advisory fee until February 1, 2016. For the year ended September 30, 2014, the amount waived was $580,794.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended September 30, 2014, the amounts waived were as follows:

Global Opportunities	$1,080
Health Sciences Opportunities	$41,810
International Opportunities	$7,038
Science & Technology Opportunities	$3,212
U.S. Opportunities	$23,289

Prior to July 1, 2014, BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, served as a sub-advisor for a portion of the assets of Global Opportunities pursuant to sub-advisory agreements with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by Global Opportunities to the Manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreement between the Manager and BFM, with respect to Global Opportunities, expired.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75%	0.75%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

For the year ended September 30, 2014, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	—	$522,124	$34,242	$567,468	$70,228	$1,194,062
Health Sciences Opportunities	$67,888	$4,673,960	$312,543	$7,131,696	$266,272	$12,452,359
International Opportunities	$97,585	$1,959,802	$45,093	$1,501,508	—	$3,603,988
Science & Technology Opportunities	$3,318	$298,419	$21,793	$332,440	$23,610	$679,580
U.S. Opportunities	$382,464	$1,261,630	$125,244	$2,174,423	—	$3,943,761

72	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2014, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Total
Global Opportunities	—	—	$2	—	$2
Health Sciences Opportunities	$228	$156	$746	$26	$1,156
International Opportunities	$326,103	$3,411	$14,791	$30	$344,335
Science & Technology Opportunities	$8	—	$3,923	—	$3,931
U.S. Opportunities	$94,807	$125	$9,020	$3	$103,955

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2014, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$3,570	—	$4,540	$494	—	$11	$8,615
Health Sciences Opportunities	$14,751	$10	$63,531	$3,366	$11,508	$287	$93,453
International Opportunities	$3,499	—	$18,037	$334	$81	—	$21,951
Science & Technology Opportunities	$8,341	$3	$9,481	$289	$2,586	$20	$20,720
U.S. Opportunities	—	$69	$11,992	$516	$289	—	$12,866

For the year ended September 30, 2014, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$80,270	—	$288,507	$4,812	$94,732	$33,264	$501,585
Health Sciences Opportunities	$1,025,648	$41,544	$2,841,129	$55,130	$808,387	$100,171	$4,872,009
International Opportunities	$988,975	$61,054	$1,402,290	$12,958	$240,638	—	$2,705,915
Science & Technology Opportunities	$112,746	$1,708	$310,448	$6,659	$108,814	$13,062	$553,437
U.S. Opportunities	$1,052,124	$220,392	$799,080	$22,032	$276,371	—	$2,369,999

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of the Funds. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates. In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee — Class Specific
First $500 Million	0.075%	0.025%
$500 Million - $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

For the year ended September 30, 2014, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statements of Operations:

Global Opportunities	$246,408
Health Sciences Opportunities	$1,965,673
International Opportunities	$1,106,524
Science & Technology Opportunities	$142,054
U.S. Opportunities	$1,113,804

For the year ended September 30, 2014, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$15,888	—	$52,203	$862	$14,224	$3,527	$86,704
Health Sciences Opportunities	$187,355	$6,783	$243,395	$7,822	$156,860	$13,286	$615,501
International Opportunities	$174,459	$9,761	$167,557	$1,129	$37,537	—	$390,443
Science & Technology Opportunities	$11,680	$331	$29,816	$545	$8,304	$1,181	$51,857
U.S. Opportunities	$155,137	$38,244	$125,023	$3,131	$54,345	—	$375,880

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are included in administration fees waived — class specific in the Statements of Operations.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	73

Notes to Financial Statements (continued)

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Global Opportunities[1]	Health Sciences Opportunities[1]	International Opportunities[2]	Science & Technology Opportunities[1]	U.S. Opportunities[2]
Institutional	1.06%	N/A	1.24%	1.29%	0.91%
Service	1.70%[3]	N/A	1.52%	1.61%	1.31%
Investor A	1.33%	N/A	1.52%	1.61%	1.31%
Investor B	2.18%	N/A	2.36%	2.42%	2.10%
Investor C	2.14%	N/A	2.29%	2.49%	2.07%
Class R	1.72%	1.81%	2.13%[3]	1.89%	2.19%[3]

[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2015, unless approved by the Board, including a majority of the Independent Trustees.

[2]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2016, unless approved by the Board, including a majority of the Independent Trustees.

[3]	There were no shares outstanding as of September 30, 2014.

Prior to June 1, 2014, the expense limitations as a percentage of average daily net assets were as follows:

	International Opportunities		U.S. Opportunities
	Contractual	Voluntary	Contractual
Institutional	1.49%	1.24%	0.96%
Service	1.80%	1.52%	1.36%
Investor A	1.98%	1.52%	1.36%
Investor B	2.75%	2.36%	2.15%
Investor C	2.75%	2.29%	2.12%
Class R1	2.18%	2.13%	2.24%

[1]	There were no shares outstanding as of September 30, 2014.

These amounts waived or reimbursed, are included in fees waived by Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the year ended September 30, 2014, the amounts included in fees waived by Manager were as follows:

Global Opportunities	$6,998
U.S. Opportunities	$3,593,356

Class specific expense waivers and reimbursements are as follows:

Administration Fees Waived
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$15,888	—	$52,203	$609	$14,224	$2,517	$85,441
International Opportunities	—	$213	$2,588	$835	$14	—	$3,650
Science & Technology Opportunities	$10,706	$25	$14,967	$218	$905	$467	$27,288
U.S. Opportunities	$155,137	$25,710	$95,366	$1,939	$14,880	—	$293,032

Transfer Agent Fees Waived
		Institutional	Service	Investor A	Investor B	Investor C	Total
Global Opportunities		$3,570	—	$4,540	$218	—	$8,328
International Opportunities		—	—	—	$331	—	$331
Science & Technology Opportunities		$6,771	—	$3,160	$57	$407	$10,395
U.S. Opportunities		—	$69	$7,632	$290	$283	$8,274

Transfer Agent Fees Reimbursed
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$67,163	—	$211,195	$31	$39,682	$9,973	$328,044
International Opportunities	—	—	—	$2,372	—	—	$2,372
Science & Technology Opportunities	$15,382	$423	$20,468	$49	$3,357	$511	$40,190
U.S. Opportunities	$1,052,094	$12,786	$68,495	$514	$1,182	—	$1,135,071

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager

74	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2014, the Manager recouped the following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	—	—	—	$12	—	$711	$723
International Opportunities	—	$286	—	—	—	—	$286
Science & Technology Opportunities	—	—	$17,584	$47	$3,199	$888	$21,718
U.S. Opportunities	$1,516	$2,604	$3,415	$1,594	$11,570	—	$20,699

On September 30, 2014, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2015	2016
Global Opportunities
Fund Level	$14,155	$6,998
Institutional	$91,262	$86,621
Investor A	$293,364	$267,938
Investor B	$359	$858
Investor C	$73,264	$53,906
Class R	$12,010	$12,490
International Opportunities
Service	—	$213
Investor A	—	$1,462
Science & Technology Opportunities
Institutional	$43,356	$32,859
Service	—	$448
Investor A	—	$38,595
Investor B	—	$324
Investor C	—	$4,669
Class R	$449	$978
U.S. Opportunities
Fund Level	$2,794,164	$3,593,356
Institutional	$1,866,300	$1,207,231
Service	$414	$38,565
Investor A	$5,452	$171,493
Investor B	$576	$2,743
Investor C	—	$16,345

The following Fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on September 30, 2014:

Global Opportunities
Fund Level	$31,642
Institutional	$103,049
Investor A	$371,480
Investor B	$926
Investor C	$98,285
Class R	$19,644
Science & Technology Opportunities
Institutional	$20,414
U.S. Opportunities
Fund Level	$3,190,512
Institutional	$2,762,127

For the year ended September 30, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Global Opportunities	$9,349
Health Sciences Opportunities	$311,845
International Opportunities	$52,476
Science & Technology Opportunities	$23,100
U.S. Opportunities	$19,305

BLACKROCK FUNDS	SEPTEMBER 30, 2014	75

Notes to Financial Statements (continued)

For the year ended September 30, 2014, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
Global Opportunities	$77	$994	$1,465
Health Sciences Opportunities	$42,489	$2,509	$75,714
International Opportunities	$13,407	$2,877	$7,140
Science & Technology Opportunities	$68	$1,780	$4,732
U.S. Opportunities	$50	$4,510	$2,386

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, each Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income.

The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended September 30, 2014, each Fund paid BIM the following amounts for securities lending agent services:

Global Opportunities	$45,413
Health Sciences Opportunities	$103,115
International Opportunities	$408,544
Science & Technology Opportunities	$53,873
U.S. Opportunities	$227,985

The Funds recorded payments from an affiliate to compensate for foregone securities lending revenue, which is shown as other income — affiliated in the Statements of Operations.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Manager reimbursed International Opportunities $37,202 for losses realized on the disposal of investments purchased in violation of the Fund’s investment restrictions.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended September 30, 2014, the purchase and sale transactions from an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Purchases	$114,720	$9,538,369	$640,520	$447,579	—
Sales	$35,897	$23,937,089	$194,087	—	$1,966,150

76	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2014, were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Purchases	$339,518,518	$2,200,512,876	$2,450,908,803	$203,873,585	$1,021,959,087
Sales	$383,221,156	$2,012,524,710	$2,660,815,093	$200,229,246	$1,312,405,292

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended September 30, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of September 30, 2014, the following permanent differences attributable to foreign currency transactions, the sale of stock of passive foreign investment companies, net operating losses and the use of equalization were reclassified to the following accounts:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Paid-in capital	—	—	—	$(1,917,321)	$46,688,042
Undistributed (accumulated) net investment income (loss)	$(1,571,646)	$(9,617,282)	$(26,009,536)	$1,140,836	$8,041,662
Accumulated net realized gain (loss)	$1,571,646	$9,617,282	$26,009,536	$776,485	$(54,729,704)

The tax character of distributions paid was as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	U.S. Opportunities[1]
Ordinary income
9/30/14	—	$182,292,443	$2,500,029	$103,654,675
9/30/13	$2,899,990	$48,248,206	$25,000,009	$36,731,320
Long-term capital gains
9/30/14	—	124,833,362	4,484,803	262,735,372
9/30/13	—	86,514,086	—	138,517,023
Total
9/30/14	—	$307,125,805	$6,984,832	$366,390,047

9/30/13	$2,899,990	$134,762,292	$25,000,009	$175,248,343

[1]	Distribution amounts may include a portion of the proceeds from redeemed shares.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	77

Notes to Financial Statements (continued)

As of September 30, 2014, the tax components of accumulated net earnings (losses) were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Undistributed ordinary income	$4,347,235	$148,919,164	$50,630,642	—	$51,290,386
Undistributed long-term capital gains	—	154,843,322	118,674,458	—	161,373,058
Capital loss carryforwards	(93,669,768)	—	—	$(18,113,045)	—
Net unrealized gains[1]	36,483,521	1,268,208,918	110,224,566	50,392,246	352,243,535
Qualified late-year losses[2]	—	—	—	(1,827,052)	—
Total	$(52,839,012)	$1,571,971,404	$279,529,666	$30,452,149	$564,906,979

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts and the realization for tax purposes of unrealized gain on investments in passive foreign investment companies.

[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of September 30, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Global Opportunities	Science & Technology Opportunities
2015	—	$12,880,909
2017	$83,723,600	4,448,928
2018	9,946,168	—
2019	—	783,208
Total	$93,669,768	$18,113,045

During the year ended September 30, 2014, Global Opportunities, International Opportunities and Science & Technology Opportunities utilized capital loss carryforwards of $33,043,955, $2,077,859 and $24,747,417, respectively.

As of September 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Tax cost	$282,272,424	$2,922,227,169	$1,442,677,732	$160,515,766	$1,212,033,297

Gross unrealized appreciation	$45,885,461	$1,291,439,922	$159,551,560	$53,684,360	$370,199,654
Gross unrealized depreciation	(9,444,874)	(23,151,494)	(48,876,723)	(3,247,250)	(17,956,119)

Net unrealized appreciation	$36,440,587	$1,268,288,428	$110,674,837	$50,437,110	$352,243,535

8. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the year ended September 30, 2014.

9. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in

78	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Global Opportunities and International Opportunities invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of Global Opportunities’ and International Opportunities’ investments.

As of September 30, 2014, Health Sciences Opportunities invested a significant portion of its assets in securities in the health care sector. Changes in economic conditions affecting such care sector would have a greater impact on Health Sciences Opportunities and could affect the value, income and/or liquidity of positions in such securities.

As of September 30, 2014, Science & Technology Opportunities invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on Science & Technology Opportunities and could affect the value, income and/or liquidity of positions in such securities.

As of September 30, 2014, Global Opportunities and International Opportunities invested a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Please see the Schedule of Investments for concentrations in specific countries.

As of September 30, 2014, the Funds listed below had the following industry classifications:

Industry	Global Opportunities	International Opportunities
Pharmaceuticals	10%	15%
Oil, Gas & Consumable Fuels	10	8
Banks	9	9
Internet Software & Services	6	—
Machinery	—	7
Other[1]	65	61

[1]	All other industries held were each less than 5% of long-term investments.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	79

Notes to Financial Statements (continued)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013
Global Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	559,973	$8,067,694	900,536	$10,824,975
Shares issued in reinvestment of distributions	—	—	25,716	287,006
Shares redeemed	(927,126)	(13,279,874)	(1,118,997)	(13,606,954)

Net decrease	(367,153)	$(5,212,180)	(192,745)	$(2,494,973)

Investor A
Shares sold and automatic conversion of shares	1,174,324	$16,846,920	983,153	$12,029,511
Shares issued in reinvestment of distributions	—	—	151,938	1,686,369
Shares redeemed	(2,722,327)	(38,978,663)	(3,717,956)	(44,389,095)

Net decrease	(1,548,003)	$(22,131,743)	(2,582,865)	$(30,673,215)

Investor B
Shares sold	4,031	$54,489	6,005	$69,439
Shares issued in reinvestment of distributions	—	—	393	4,291
Shares redeemed and automatic conversion of shares	(191,601)	(2,656,037)	(182,593)	(2,163,633)

Net decrease	(187,570)	$(2,601,548)	(176,195)	$(2,089,903)

Investor C
Shares sold	253,192	$3,506,834	240,313	$2,848,497
Shares issued in reinvestment of distributions	—	—	8,422	91,454
Shares redeemed	(711,580)	(9,849,263)	(1,034,608)	(11,931,416)

Net decrease	(458,388)	$(6,342,429)	(785,873)	$(8,991,465)

Class R
Shares sold	255,598	$3,633,694	225,687	$2,756,046
Shares issued in reinvestment of distributions	—	—	37,846	422,279
Shares redeemed	(442,796)	(6,291,109)	(518,590)	(6,257,839)

Net decrease	(187,198)	$(2,657,415)	(255,057)	$(3,079,514)

Total Net Decrease	(2,748,312)	$(38,945,315)	(3,992,735)	$(47,329,070)

80	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

	Year Ended September 30, 2014		Year Ended September 30, 2013
Health Sciences Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	7,644,570	$351,072,043	7,271,943	$270,912,421
Shares issued in reinvestment of distributions	1,752,835	71,375,071	947,294	31,014,483
Shares redeemed	(3,893,043)	(175,249,757)	(4,584,992)	(164,966,314)

Net increase	5,504,362	$247,197,357	3,634,245	$136,960,590

Service
Shares sold	256,116	$11,207,546	240,670	$8,877,458
Shares issued in reinvestment of distributions	58,067	2,296,543	32,877	1,048,425
Shares redeemed	(241,136)	(10,553,404)	(167,877)	(6,074,731)

Net increase	73,047	$2,950,685	105,670	$3,851,152

Investor A
Shares sold and automatic conversion of shares	14,209,197	$623,988,278	15,513,462	$573,984,707
Shares issued in reinvestment of distributions	4,007,405	158,051,325	2,174,190	69,160,977
Shares redeemed	(14,958,299)	(651,906,905)	(8,808,885)	(320,516,414)

Net increase	3,258,303	$130,132,698	8,878,767	$322,629,270

Investor B
Shares sold	23,020	$924,810	40,757	$1,394,319
Shares issued in reinvestment of distributions	87,259	3,209,380	81,716	2,433,479
Shares redeemed and automatic conversion of shares	(591,665)	(23,846,033)	(406,783)	(13,925,331)

Net decrease	(481,386)	$(19,711,843)	(284,310)	$(10,097,533)

Investor C
Shares sold	4,155,253	$168,011,937	4,436,444	$153,562,755
Shares issued in reinvestment of distributions	1,589,322	57,803,090	835,814	24,731,781
Shares redeemed	(2,570,701)	(103,456,988)	(2,178,383)	(72,667,229)

Net increase	3,173,874	$122,358,039	3,093,875	$105,627,307

Class R
Shares sold	1,080,547	$47,107,098	527,329	$19,843,444
Shares issued in reinvestment of distributions	94,950	3,718,232	32,122	1,017,311
Shares redeemed	(371,441)	(16,109,254)	(243,794)	(8,998,067)

Net increase	804,056	$34,716,076	315,657	$11,862,688

Total Net Increase	12,332,256	$517,643,012	15,743,904	$570,833,474

BLACKROCK FUNDS	SEPTEMBER 30, 2014	81

Notes to Financial Statements (continued)

	Year Ended September 30, 2014		Year Ended September 30, 2013
International Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	6,167,293	$249,506,958	5,587,155	$198,989,870
Shares issued in reinvestment of distributions	77,908	3,096,054	348,371	11,715,714
Shares redeemed	(7,391,101)	(300,896,765)	(10,155,458)	(366,236,469)

Net decrease	(1,145,900)	$(48,293,753)	(4,219,932)	$(155,530,885)

Service
Shares sold	198,084	$7,714,316	199,975	$6,986,076
Shares issued in reinvestment of distributions	3,882	148,540	17,109	556,385
Shares redeemed	(490,070)	(19,061,712)	(622,329)	(21,540,900)

Net decrease	(288,104)	$(11,198,856)	(405,245)	$(13,998,439)

Investor A
Shares sold and automatic conversion of shares	5,068,943	$197,126,704	4,730,422	$163,123,349
Shares issued in reinvestment of distributions	74,728	2,832,191	305,190	9,814,892
Shares redeemed	(7,519,102)	(289,257,711)	(6,674,726)	(228,622,684)

Net decrease	(2,375,431)	$(89,298,816)	(1,639,114)	$(55,684,443)

Investor B
Shares sold	3,750	$135,739	3,535	$111,956
Shares issued in reinvestment of distributions	389	13,713	1,613	48,633
Shares redeemed and automatic conversion of shares	(103,778)	(3,745,813)	(186,183)	(5,930,072)

Net decrease	(99,639)	$(3,596,361)	(181,035)	$(5,769,483)

Investor C
Shares sold	573,025	$20,482,057	437,479	$13,891,319
Shares issued in reinvestment of distributions	11,153	389,466	34,281	1,022,570
Shares redeemed	(933,331)	(33,169,436)	(1,256,630)	(39,257,153)

Net decrease	(349,153)	$(12,297,913)	(784,870)	$(24,343,264)

Total Net Decrease	(4,258,227)	$(164,685,699)	(7,230,196)	$(255,326,514)

82	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

	Year Ended September 30, 2014		Year Ended September 30, 2013
Science & Technology Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,532,531	$21,948,213	646,035	$6,597,183
Shares redeemed	(730,845)	(10,315,532)	(1,092,435)	(10,953,075)

Net increase (decrease)	801,686	$11,632,681	(446,400)	$(4,355,892)

Service
Shares sold	94,776	$1,339,215	11,578	$114,954
Shares redeemed	(74,410)	(992,076)	(35,757)	(352,108)

Net increase (decrease)	20,366	$347,139	(24,179)	$(237,154)

Investor A
Shares sold and automatic conversion of shares	3,095,255	$41,547,658	1,022,457	$10,053,977
Shares redeemed	(2,718,632)	(35,844,015)	(3,828,731)	(36,397,727)

Net increase (decrease)	376,623	$5,703,643	(2,806,274)	$(26,343,750)

Investor B
Shares sold	44,407	$502,217	5,932	$52,024
Shares redeemed and automatic conversion of shares	(131,358)	(1,547,200)	(95,224)	(833,016)

Net decrease	(86,951)	$(1,044,983)	(89,292)	$(780,992)

Investor C
Shares sold	651,585	$7,783,124	580,185	$4,978,794
Shares redeemed	(691,770)	(8,220,073)	(955,659)	(8,454,877)

Net decrease	(40,185)	$(436,949)	(375,474)	$(3,476,083)

Class R
Shares sold	185,320	$2,514,750	210,207	$2,108,715
Shares redeemed	(265,410)	(3,633,169)	(270,916)	(2,738,556)

Net decrease	(80,090)	$(1,118,419)	(60,709)	$(629,841)

Total Net Increase (Decrease)	991,449	$15,083,112	(3,802,328)	$(35,823,712)

BLACKROCK FUNDS	SEPTEMBER 30, 2014	83

Notes to Financial Statements (concluded)

	Year Ended September 30, 2014		Year Ended September 30, 2013
U.S. Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,156,486	$181,387,913	4,007,426	$156,939,783
Shares issued in reinvestment of distributions	3,132,585	120,980,318	938,471	33,306,300
Shares redeemed	(4,989,778)	(215,505,257)	(25,739,110)	(998,504,847)

Net increase (decrease)	2,299,293	$86,862,974	(20,793,213)	$(808,258,764)

Service
Shares sold	51,647	$2,099,262	56,911	$2,132,995
Shares issued in reinvestment of distributions	846,209	30,945,870	112,947	3,836,814
Shares redeemed	(984,665)	(39,784,451)	(1,223,272)	(46,343,743)

Net decrease	(86,809)	$(6,739,319)	(1,053,414)	$(40,373,934)

Investor A
Shares sold and automatic conversion of shares	1,624,273	$64,380,292	1,400,610	$52,695,526
Shares issued in reinvestment of distributions	2,833,685	102,239,143	391,969	13,174,024
Shares redeemed	(5,701,512)	(228,766,152)	(7,738,284)	(287,998,683)

Net decrease	(1,243,554)	$(62,146,717)	(5,945,705)	$(222,129,133)

Investor B
Shares sold	7,754	$256,750	4,500	$156,314
Shares issued in reinvestment of distributions	91,556	2,859,297	9,883	296,795
Shares redeemed and automatic conversion of shares	(122,587)	(4,173,014)	(90,701)	(3,021,414)

Net decrease	(23,277)	$(1,056,967)	(76,318)	$(2,568,305)

Investor C
Shares sold	348,094	$12,036,883	251,773	$8,443,541
Shares issued in reinvestment of distributions	1,461,947	45,714,858	164,304	4,938,957
Shares redeemed	(1,186,064)	(41,189,059)	(2,258,436)	(73,526,723)

Net increase (decrease)	623,977	$16,562,682	(1,842,359)	$(60,144,225)

Total Net Increase (Decrease)	1,569,630	$33,482,653	(29,711,009)	$(1,133,474,361)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

84	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock FundsSM and Shareholders of BlackRock Global Opportunities Portfolio, BlackRock Health Sciences Opportunities Portfolio, BlackRock International Opportunities Portfolio, BlackRock Science & Technology Opportunities Portfolio and BlackRock U.S. Opportunities Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Global Opportunities Portfolio, BlackRock Health Sciences Opportunities Portfolio, BlackRock International Opportunities Portfolio, BlackRock Science & Technology Opportunities Portfolio and BlackRock U.S. Opportunities Portfolio (collectively, the “Funds”), each a series of BlackRock FundsSM, as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Opportunities Portfolio, BlackRock Health Sciences Opportunities Portfolio, BlackRock International Opportunities Portfolio, BlackRock Science & Technology Opportunities Portfolio and BlackRock U.S. Opportunities Portfolio, as of September 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 26, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds during the fiscal year ended September 30, 2014:

	Payable Date	Qualified Dividend Income for Individuals[1]	Distributions Qualifying for the Dividends Received Deduction for Corporations[1]	Foreign Source Income	Foreign Taxes Paid Per Share[3]	Qualified Short-Term Capital Gains for non-U.S. Residents[4]
Health Sciences Opportunities	12/16/13	20.60%	14.41%	—	—	97.79%
International Opportunities	12/18/13	94.23%[2]	—	35.08%[2]	$0.004687	—
U.S. Opportunities	12/16/13	13.54%	13.10%	—	—	100.00%

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.
[2]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
[3]

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

[4]	Represents the portion of the taxable ordinary income distributions eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, Health Sciences Opportunities, International Opportunities and U.S. Opportunities distributed long-term capital gains of $1.647643, $0.096596 and $6.198042 per share to shareholders of record on December 12, 2013, December 16, 2013 and December 12, 2013, respectively.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	85

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 24, 2014 (the “April Meeting”) and May 28-30, 2014 (the “May Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Agreement”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor, on behalf of BlackRock Global Opportunities Portfolio (“Global Opportunities Portfolio”), BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities Portfolio”), BlackRock International Opportunities Portfolio (“International Opportunities Portfolio”), BlackRock Science & Technology Opportunities Portfolio (“Science & Technology Opportunities Portfolio”) and BlackRock U.S. Opportunities Portfolio (“U.S. Opportunities Portfolio,” and together with Global Opportunities Portfolio, Health Sciences Opportunities Portfolio, International Opportunities Portfolio and Science & Technology Opportunities Portfolio, the “Funds”), each a series of the Trust. At the May Meeting, it was noted that the sub-advisory agreement between the Manager and BlackRock Financial Management, Inc. with respect to Global Opportunities Portfolio would expire effective July 1, 2014. It was also noted that the non-renewal of the sub-advisory agreement would not result in any change in the nature or quality of services provided to Global Opportunities Portfolio, or in the portfolio management team that serves Global Opportunities Portfolio.

Activities and Composition of the Board

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services, such as marketing and distribution, call center and fund accounting; (c) the Funds’ operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of BlackRock’s product pipeline, opportunities to consolidate funds and BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability, implementation of alternative investment strategies, investment performance, portfolio manager compensation and accountability, portfolio managers’ investments in the funds they manage, supplemental service agreements with third party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties) and management fee levels and breakpoints. The Board further considered the importance of: (i) BlackRock’s management organization; (ii) marketing support for the funds; (iii) services provided to the funds by BlackRock affiliates; and (iv) BlackRock’s oversight of relationships with third party service providers.

86	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Disclosure of Investment Advisory Agreement (continued)

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the fees and expenses of each Fund as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1 and, with respect to Global Opportunities Portfolio, Health Sciences Opportunities Portfolio, International Opportunities Portfolio and Science & Technology Opportunities Portfolio, a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to each Fund for a one-year term ending June 30, 2015. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of the portfolio holdings of each Fund, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	87

Disclosure of Investment Advisory Agreement (continued)

consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category and, with respect to Global Opportunities Portfolio, Health Sciences Opportunities Portfolio, International Opportunities Portfolio and Science & Technology Opportunities Portfolio, a customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that each of Global Opportunities Portfolio and Science & Technology Opportunities Portfolio ranked in the first, second and third quartiles against its Customized Lipper Peer Group for the one-, three- and five-year periods reported, respectively. BlackRock believes that each Fund’s Customized Lipper Peer Group is an appropriate performance metric for that Fund.

The Board noted that Health Sciences Opportunities Portfolio ranked in the third quartile against its Customized Lipper Peer Group for each of the one-, three- and five-year periods reported. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for the Fund. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods. The Board was informed that, among other things, the structural underweight allocation to biotechnology versus the Customized Lipper Peer Group in both 2012 and 2013 was the primary driver of underperformance during these periods. Also contributing to underperformance was the overweight allocation and stock selection in the health care equipment industry during 2011.

The Board and BlackRock also discussed BlackRock’s strategy for improving Health Sciences Opportunities Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to improve the Fund’s performance.

The Board noted that International Opportunities Portfolio ranked in the second, third and second quartiles against its Customized Lipper Peer Group for the one-, three- and five-year periods reported, respectively. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for the Fund. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three-year period and noted that they will monitor the Fund’s performance.

The Board noted that U.S. Opportunities Portfolio ranked in the first, fourth and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board noted the Fund’s improved performance during the one-year period. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three- and five-year periods. The Board was informed that, among other things, during early periods of 2010, the Fund’s poorly timed adjustments to portfolio risks during the risk-on/risk-off environment were a major detractor to performance over these periods. Adverse stock selection in industrials and commodities in 2011 and the first half of 2012, along with weaker-than-expected stock selection in information technology and financials in 2012, also contributed to the Fund’s underperformance.

The Board and BlackRock also discussed BlackRock’s strategy for improving U.S. Opportunities Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to improve the Fund’s performance. BlackRock and the Board previously had concurred, given the Fund’s poor historical performance, in making a change within the portfolio management team. Both BlackRock and the Board are hopeful that the change in portfolio management will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor the Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to Be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

88	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Disclosure of Investment Advisory Agreement (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that Global Opportunities Portfolio’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and second quartiles, respectively, relative to the Fund’s Expense Peers.

The Board noted that Health Science Opportunities Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers.

The Board noted that International Opportunities Portfolio’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Fund’s Expense Peers.

The Board noted that Science & Technology Opportunities Portfolio’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board determined that the Fund’s contractual management fee rate and total expense ratio were appropriate in light of the median contractual management fee rate and total expense ratio paid by the Fund’s Expense Peers.

The Board noted that U.S. Opportunities Portfolio’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Fund’s Expense Peers.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board also noted that BlackRock has contractually agreed to a cap on each Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable.

The Board further noted that BlackRock had contractually agreed to a cap to further limit Science & Technology Opportunities Portfolio’s total expenses as a percentage of the Fund’s average daily net assets to a specified amount, on a class-by-class basis, which was implemented on June 1, 2013. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of this contractual cap, which may result in savings to shareholders.

In addition, after discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock (i) with respect to International Opportunities Portfolio, agreed to a contractual advisory fee waiver and a lower contractual expense cap on a class-by-class basis and (ii) with respect to U.S. Opportunities Portfolio, contractually agreed to a cap to further limit the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The advisory fee waiver with respect to International Opportunities Portfolio and the lower expense cap with respect to each of these Funds, which may result in savings to shareholders, were effective on June 1, 2014.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Funds

BLACKROCK FUNDS	SEPTEMBER 30, 2014	89

Disclosure of Investment Advisory Agreement (concluded)

benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Funds. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to each Fund for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

90	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Officers and Trustees

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Ronald W. Forbes 1940	Co-Chairman of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 152 Portfolios	None
Rodney D. Johnson 1941	Co-Chairman of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 152 Portfolios	None
David O. Beim 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 152 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	115 RICs consisting of 234 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 152 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 152 Portfolios	None
Ian A. MacKinnon 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 152 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 152 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 152 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 152 Portfolios	None
Toby Rosenblatt 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 152 Portfolios	None

BLACKROCK FUNDS	SEPTEMBER 30, 2014	91

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 152 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005-2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 152 Portfolios	None

[1]   The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza 55, East 52nd Street, New York, NY 10055.

[2]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Trustees on a case-by-case basis, as appropriate.

[3]   Date shown is the earliest date a person has served for the Trust. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Trustees[4]
Paul L. Audet 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 331 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 331 Portfolios	None

[4]    Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet, Dr. Fabozzi and Mr. Gabbay are also directors of the BlackRock registered closed-end funds and directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Trustees on a case-by-case basis, as appropriate.

92	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Officers and Trustees (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S.Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary to the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective May 30, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Trust and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Trust.

Effective September 19, 2014, Brendan Kyne resigned as a Vice President of the Trust and Jennifer McGovern became a Vice President of the Trust.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

BLACKROCK FUNDS	SEPTEMBER 30, 2014	93

Additional Information

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com

2)	Select “Access Your Account”

3)	Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

94	BLACKROCK FUNDS	SEPTEMBER 30, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS	SEPTEMBER 30, 2014	95

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Opps-9/14-AR

SEPTEMBER 30, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Managed Volatility Portfolio	of BlackRock FundsSM

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014

Shareholder Letter

Dear Shareholder,

The fourth quarter of 2013 was a generally strong period for most risk assets such as equities and high yield bonds even as investors grappled with uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. A prolonged debate over the U.S. debt ceiling and partial government shutdown roiled financial markets at the start of the period, but stocks quickly resumed their upward course once a compromise was struck in mid-October. Higher quality fixed income and emerging market investments, however, began to struggle as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes moved higher in the first half of 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however, as a number of developing economies showed signs of stress while facing the onset of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were assuaged by increasing evidence that the softer U.S. data was a temporary and weather-related trend, and forecasts pointed to growth picking up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings, increased merger-and-acquisition activity and, perhaps most importantly, a dovish tone from the Fed offering reassurance that no changes to short-term interest rates were on the horizon.

In the ongoing low-rate environment, investors looked to equities as a source of yield, pushing major indices to record levels. As stock prices continued to move higher, investors soon became wary of stretched valuations and a new theme emerged. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with market gains. In contrast, emerging market stocks benefited from the trend after having suffered heavy selling pressure earlier in the year.

Asset prices tend to be more vulnerable to bad news when investors believe valuations are high. Consequently, markets came under pressure in July as geopolitical turmoil intensified in Gaza, Iraq and Ukraine and financial troubles boiled over in Argentina and Portugal. Investors regained some confidence in August and, although volatility ticked up, markets briefly rebounded amid renewed comfort that the Fed would continue to keep rates low and hopes that the European Central Bank would increase stimulus. However, markets swiftly reversed in September as improving U.S. economic indicators raised the likelihood of the Fed increasing short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows. High valuations combined with impending rate hikes and tighter credit conditions stoked increasing volatility in financial markets. Escalating global risks added to uncertainty as the U.S. renewed its involvement in Iraq, the European Union imposed additional sanctions against Russia, and Scottish voters contemplated a referendum for the region’s independence from the UK. In this environment, most asset classes saw steep declines over the final month of the period.

U.S. large cap stocks were the strongest performers for the six- and 12-month periods ended September 30, 2014, while U.S. small cap and international stocks lagged. Emerging market equities endured some hearty swings in sentiment during the period, yet the asset class generated modest gains. Most fixed income assets produced positive results even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

The economic and monetary environment has remained generally supportive of financial markets, although higher stock valuations combined with expectations for higher U.S. rates has caused volatility to rise, albeit from levels below the historical norm.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.42%	19.73%
U.S. small cap equities (Russell 2000® Index)	(5.46)	3.93
International equities (MSCI Europe, Australasia, Far East Index)	(2.03)	4.25
Emerging market equities (MSCI Emerging Markets Index)	2.87	4.30
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.42	4.29
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.21	3.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.21	8.29
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.50	7.19

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2014

Investment Objective

BlackRock Managed Volatility Portfolio’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2014, the Fund underperformed its reference benchmark (50% MSCI All Country World Index (“MSCI ACWI”)/50% Citigroup World Government Bond Index (hedged into USD) (“Citigroup WGBI (hedged into USD)”). The Fund is entirely unconstrained relative to the 50/50 benchmark and can deviate substantially in regards to risk and overall asset allocation. Effective June 2, 2014, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index was added as an additional performance benchmark. Fund management believes that this performance benchmark more accurately reflects the investment strategy of the Fund. The Fund outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the period. The following discussion of relative performance pertains to the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

•

The Fund was positioned to benefit from a eurozone recovery, and this detracted from performance as downward revisions in growth expectations hurt equity markets across the region. Additionally, exposure to the energy sector within equities detracted from performance due to a sharp decline in oil prices toward the end of the period. Exposure to the yen and euro also detracted from overall performance as both currencies declined in value relative to the U.S. dollar given a stronger domestic economy and a potential shift in policy from the U.S. Federal Reserve. Lastly, the Fund held a higher-than-normal allocation to cash as a means of reducing overall portfolio volatility, which ultimately weighed on performance given the rally in global equity and fixed income markets during the period.

•

An overweight to equities relative to fixed income contributed positively to the Fund’s performance, as equities broadly outperformed fixed income over the 12-month period. Additionally, a positive domestic growth outlook contributed to performance as both U.S. equities and the dollar advanced. Exposure to Japanese equities aided performance as expectations of additional stimulus measures from the Bank of Japan, coupled with a sharp weakening of the yen, boosted Japanese equity markets. Within emerging markets, exposure to South Korea contributed to performance. Within U.S. equities, the Fund benefited from allocations to both information technology (“IT”) and financials. A position in investment grade credit also added to overall Fund performance given the significant decline in interest rates during the period.

•

The Fund uses derivatives as part of its investment strategy. During the period, the use of foreign currency exchange contracts had a positive impact on performance, most notably short positions in the yen and euro. Over the period, the Fund used derivatives to gain equity exposure in Germany, France, Italy, Spain and Japan. Exposure to European countries detracted from performance as those markets underperformed other developed regions during the period. Exposure to Japanese equities, however, contributed positively to performance. The Fund also held two futures positions in 10-year Australian and U.S. Treasury bonds.

Describe recent portfolio activity.

•

From a broad asset allocation perspective, the Fund remained overweight in equities relative to fixed income, consistent with the view that improving economic growth and easy global monetary policy could create a favorable backdrop for equities, particularly in the developed markets. The Fund shifted exposure toward international developed equities, most notably in Europe and Japan, where valuations were relatively attractive and accommodative monetary policies should support risk assets. More specifically, the Fund introduced positions in peripheral European economies such as Italy and Spain, while maintaining overweights in the core economies of Germany and France. The Fund continued to hold positions in the U.S. dollar, U.S. equities and U.S. sectors that the investment advisor believed were well-positioned to profit from a recovery in domestic economic momentum. The Fund reduced equity exposure to financials and IT given strong relative performance, while introducing a position in energy.

•

Within fixed income, the Fund maintained a lower duration profile (sensitivity to interest rate movements) given a more cautious view on the direction of interest rates. This positioning was achieved primarily through a higher allocation to cash. Additionally, the Fund initiated an Australian bond overweight as the investment advisor believes China’s transition to a lower growth model is likely to reduce global demand for iron ore and therefore, hinder growth prospects for Australia’s mining dependent economy. The Fund took profits on the Australian bond overweight position at the end of the period following strong performance.

•

Toward the end of the period, the Fund reduced its exposure to the euro given the potential for slowing eurozone economic activity and growing divergence between monetary policy in the eurozone versus the United Kingdom and United States, which could lead to further depreciation in the currency.

Describe portfolio positioning at period end.

•

The Fund ended the period with overweight positions in developed countries, most notably the U.S., Europe and Japan, given a generally favorable backdrop for risk assets in these regions. Additionally, the Fund was overweight in financials, IT and energy in the U.S. In fixed income, the Fund remained underweight core fixed income in favor of a higher allocation to cash to maintain a shorter duration profile.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Government of Japan	8%
Technology Select Sector SPDR Fund	8
Financial Select Sector SPDR Fund	7
Energy Select Sector SPDR Fund	7
iShares 1-3 Year Credit Bond ETF	6
United Kingdom Gilt	3
Fannie Mae Mortgage-Backed Securities	3
Ginnie Mae Mortgage-Backed Securities	2
Freddie Mac Mortgage-Backed Securities	2
Federal Republic of Germany	2

Portfolio Composition	Percent of Long-Term Investments

Investment Companies	28%
Foreign Government Obligations	23
Corporate Bonds	18
Common Stocks	17
U.S. Government Sponsored Agency Securities	7
Foreign Agency Obligations	3
U.S. Treasury Obligations	3
Asset-Backed Securities	1

4	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market instruments.

[3]

An unmanaged index that tracks 3-month U.S. Treasury securities. Effective June 2, 2014, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index was added to the performance benchmarks against which the Fund measures its performance.

[4]

This unmanaged index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AWCI consists of 46 country indexes comprising of 23 developed and 23 emerging market country indexes.

[5]	A market capitalization weighted bond index consisting of government bond markets of 23 countries, including the United States.

[6]	A customized weighted index is comprised of the returns of the MSCI All Country World Index (50%) and Citigroup WGBI (hedged into USD) (50%).

Performance Summary for the Period Ended September 30, 2014
		Average Annual Total Returns[7]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	1.67%	7.02%	N/A	7.96%	N/A	6.24%	N/A
Service	1.45	6.57	N/A	7.62	N/A	5.95	N/A
Investor A	1.45	6.58	0.99%	7.63	6.48%	5.88	5.31%
Investor B	1.00	5.56	1.22	6.70	6.39	5.21	5.21
Investor C	1.14	5.91	4.95	6.88	6.88	5.13	5.13
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.02	0.05	N/A	0.10	N/A	1.59	N/A
50% MSCI ACWI/50% Citigroup WGBI (hedged into USD)	3.02	8.55	N/A	7.20	N/A	6.29	N/A
MSCI ACWI	2.62	11.32	N/A	10.07	N/A	7.28	N/A
Citigroup WGBI (hedged into USD)	3.37	5.64	N/A	3.76	N/A	4.48	N/A

[7]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,016.70	$4.30	$1,000.00	$1,020.81	$4.31	0.85%
Service	$1,000.00	$1,014.50	$5.91	$1,000.00	$1,019.20	$5.92	1.17%
Investor A	$1,000.00	$1,014.50	$5.66	$1,000.00	$1,019.45	$5.67	1.12%
Investor B	$1,000.00	$1,010.00	$10.63	$1,000.00	$1,014.49	$10.66	2.11%
Investor C	$1,000.00	$1,011.40	$9.03	$1,000.00	$1,016.09	$9.05	1.79%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors. Prior to January 28, 2005, Service Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Service Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Performance for the Fund for periods prior to January 31, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with the Fund on that date.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2014 and held through September 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower distributions paid to shareholders and/or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014	7

Schedule of Investments September 30, 2014
(Percentages shown are based on Net Assets)

Asset-Backed Securities (a)		Par (000)	Value
Amortizing Residential Collateral Trust, Series 2002-BC5, Class M2, 1.96%, 7/25/32	USD	10	$8,417
Asset-Backed European Securitisation Transaction S.r.l., Series 9, Class A, 0.85%, 12/10/28		277	350,768
Driver GmbH, Series 12, Class A, 0.46%, 6/21/20		456	573,956
Knollwood CDO Ltd., Series 2004-1A, Class C, 3.43%, 1/10/39 (3.43% Cash or PIK) (b)(c)		136	1
Storm BV, Series 2014-2, Class A1, 0.38%, 3/22/51 (d)		94	118,433
Structured Mortgage Asset Residential Trust, Series 2014-2E, Class AE, 0.52%, 6/14/21		456	575,646
Sunrise S.r.l., Series 2014-1, Class A, 1.15%, 5/27/31		170	215,361
Turbo Finance 5 PLC, Series 5, Class A, 1.00%, 8/20/21		420	680,879
Total Asset-Backed Securities — 0.3%			2,523,461

Common Stocks		Shares
Air Freight & Logistics — 0.5%
Deutsche Post AG, Registered Shares		114,873	3,661,603
Automobiles — 0.2%
Yamaha Motor Co. Ltd.		70,000	1,371,639
Banks — 0.9%
BNP Paribas SA		27,813	1,845,909
KBC Groep NV (e)		30,738	1,631,768
Société Générale SA		37,447	1,910,102
UniCredit SpA		231,129	1,815,733

			7,203,512
Beverages — 0.1%
SABMiller PLC		20,270	1,123,313
Biotechnology — 0.2%
Genmab A/S (e)		29,768	1,257,049
Capital Markets — 0.3%
Credit Suisse Group AG		69,291	1,916,992
Diversified Financial Services — 0.2%
ING Groep NV — CVA (e)		130,940	1,861,219
Energy Equipment & Services — 0.2%
Noble Corp. PLC		41,225	916,019
Transocean Ltd.		28,308	905,007

			1,821,026

Common Stocks	Shares	Value
Health Care Providers & Services — 0.3%
Healthscope Ltd. (e)	1,133,794	$2,422,169
Hotels, Restaurants & Leisure — 0.5%
Las Vegas Sands Corp.	23,656	1,471,640
Sands China Ltd.	401,600	2,095,068

		3,566,708
Insurance — 0.3%
Tokio Marine Holdings, Inc.	62,500	1,939,225
Media — 1.2%
Discovery Communications, Inc., Class A (e)	60,261	2,277,866
Discovery Communications, Inc., Class C (e)	32,167	1,199,186
Grupo Televisa SAB — ADR	37,795	1,280,495
ITV PLC	865,583	2,906,329
Liberty Global PLC, Series A (e)	37,031	1,575,299

		9,239,175
Metals & Mining — 0.2%
POSCO	5,062	1,557,035
Oil, Gas & Consumable Fuels — 1.1%
BG Group PLC	106,814	1,971,865
Longview Energy Co. (Acquired 8/13/04, cost $48,000) (e)(f)	3,200	24,416
Matador Resources Co. (Acquired 4/13/06, cost $8,451) (e)(f)	939	24,273
Royal Dutch Shell PLC, A Shares	94,583	3,614,979
Total SA	45,096	2,920,167

		8,555,700
Paper & Forest Products — 0.0%
Ainsworth Lumber Co. Ltd. (e)	26,991	65,311
Ainsworth Lumber Co. Ltd. (b)(e)	19,432	47,021

		112,332
Personal Products — 0.3%
The Estee Lauder Cos., Inc., Class A	29,820	2,228,150
Pharmaceuticals — 1.0%
AstraZeneca PLC	50,108	3,590,860
Novo Nordisk A/S, Class B	41,324	1,967,510
Teva Pharmaceutical Industries Ltd. — ADR	36,995	1,988,481

		7,546,851
Specialty Retail — 0.3%
Kingfisher PLC	501,342	2,621,941
Textiles, Apparel & Luxury Goods — 0.1%
Cie Financiere Richemont SA, Registered Shares	13,868	1,133,587

Portfolio Abbreviations
ADR	American Depositary Receipts	JPY	Japanese Yen	SEK	Swedish Krona
AUD	Australian Dollar	JSC	Joint Stock Company	SGD	Singapore Dollar
CAD	Canadian Dollar	KRW	South Korean Won	SPDR	Standard & Poor’s Depositary Receipts
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TBA	To-be-announced
CZK	Czech Koruna	MXN	Mexican Peso	THB	Thai Baht
DKK	Danish Krone	MYR	Malaysian Ringgit	TRY	Turkish Lira
ETF	Exchange Traded Fund	NOK	Norwegian Krone	TWD	Taiwan New Dollar
EUR	Euro	NZD	New Zealand Dollar	USD	U.S. Dollar
EURIBOR	Euro Interbank Offer Rate	OTC	Over-the-counter	ZAR	South African Rand
GBP	British Pound	PIK	Payment-in-kind
ILS	Israeli Shekel	REIT	Real Estate Investment Trust

See Notes to Financial Statements.

8	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Tobacco — 0.3%
Imperial Tobacco Group PLC		60,556	$2,607,280
Total Common Stocks — 8.2%			63,746,506

Corporate Bonds		Par (000)
Aerospace & Defense — 0.1%
Airbus Group Finance BV, 2.70%, 4/17/23 (b)	USD	500	480,619
Airlines — 0.0%
Ryanair Ltd., 1.88%, 6/17/21	EUR	200	256,671
Auto Components — 0.0%
Schaeffler Finance BV, 2.75%, 5/15/19		175	221,035
Automobiles — 0.1%
Volkswagen International Finance NV, 2.00%, 1/14/20		400	536,819
Banks — 2.7%
Abbey National Treasury Services PLC:
4.25%, 4/12/21		500	772,343
5.25%, 2/16/29	GBP	200	397,536
Asian Development Bank, 2.35%, 6/21/27	JPY	20,000	217,546
Banca Monte dei Paschi di Siena SpA:
3.63%, 4/01/19	EUR	100	127,484
2.88%, 4/16/22		300	412,927
Banco de Sabadell SA, 3.38%, 1/23/18		200	275,515
Banco Popular Espanol SA, 2.13%, 10/08/19		400	532,683
Bank of America Corp., 5.70%, 1/24/22	USD	600	687,445
Bank of Ireland Mortgage Bank:
1.88%, 5/13/17	EUR	300	393,888
3.63%, 10/02/20		200	294,115
Bankia SA, 3.50%, 1/17/19		600	814,672
Bankinter SA, 3.88%, 10/30/15		300	393,317
BNP Paribas SA, 2.88%, 11/27/17		300	406,881
CaixaBank SA:
5.00%, 11/14/23 (a)		200	270,475
2.63%, 3/21/24		200	279,737
Canadian Imperial Bank of Commerce, 2.60%, 7/02/15 (b)	USD	290	294,785
Carrefour Banque SA, 2.88%, 9/25/15	EUR	94	121,610
Citigroup, Inc., 4.59%, 12/15/15	USD	700	731,220
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 2.50%, 5/26/26 (a)	EUR	225	286,085
Credit Agricole SA:
2.38%, 5/20/24		200	267,001
3.13%, 2/05/26		400	571,841
Danske Bank A/S:
3.88%, 5/18/16		500	667,721
3.88%, 10/04/23 (a)		300	407,077
2.75%, 5/19/26 (a)		100	128,935
Dexia Credit Local SA, 1.25%, 10/18/16	USD	1,660	1,671,296
HSBC Bank Brasil SA - Banco Multiplo, 4.00%, 5/11/16 (b)		680	700,400
HSBC Holdings PLC, 6.10%, 1/14/42		150	189,307
Hypo Alpe-Adria-Bank International AG, 2.38%, 12/13/22	EUR	1,300	1,719,688
ING Bank NV:
3.38%, 1/11/18		250	348,721
4.13%, 11/21/23 (a)	USD	330	335,752
Intesa Sanpaolo SpA:
3.00%, 1/28/19	EUR	250	341,078
3.38%, 1/24/25		200	292,675
3.25%, 2/10/26		100	144,301
Intesa Sanpaolo Vita SpA, 5.35%, 9/18/18		100	140,752
JPMorgan Chase & Co., 1.38%, 9/16/21		525	665,755

Corporate Bonds		Par (000)	Value
Banks (concluded)
Lloyds Bank PLC:
6.50%, 3/24/20	EUR	300	$465,079
4.00%, 9/29/20		250	378,508
Macquarie Bank Ltd.:
2.50%, 9/18/18		200	268,890
2.60%, 6/24/19 (b)	USD	800	799,351
Oversea-Chinese Banking Corp. Ltd., 4.00%, 10/15/24 (a)(b)		340	343,428
Royal Bank of Scotland Group PLC, 1.63%, 6/25/19	EUR	225	290,170
The Royal Bank of Scotland PLC, 7.50%, 4/29/24	GBP	100	211,875
Société Générale SFH, 2.88%, 3/14/19	EUR	500	703,645
Swedbank AB, 3.00%, 12/05/22 (a)		384	509,422
Turkiye Vakiflar Bankasi Tao, 3.50%, 6/17/19		150	186,067
UniCredit SpA:
6.95%, 10/31/22		100	148,528
3.00%, 1/31/24		280	396,192
5.90%, 10/28/25 (a)		150	203,793

			21,207,512
Capital Markets — 0.9%
Credit Suisse AG:
1.00%, 3/12/19		525	680,776
1.38%, 1/31/22		600	759,633
European Investment Bank:
1.00%, 8/17/17	USD	453	451,276
1.50%, 4/15/21	EUR	1,150	1,541,351
2.13%, 10/15/21	USD	1,500	1,477,261
2.15%, 1/18/27	JPY	20,000	212,293
The Goldman Sachs Group, Inc., 5.75%, 1/24/22	USD	700	796,023
Jefferies Group LLC, 2.38%, 5/20/20	EUR	325	419,771
Morgan Stanley, 3.75%, 2/25/23	USD	650	649,156
UBS AG, 4.90%, 2/12/26 (a)	EUR	175	231,712

			7,219,252
Chemicals — 0.2%
Brenntag Finance BV, 5.50%, 7/19/18		400	579,642
Celanese U.S. Holdings LLC, 3.25%, 10/15/19		100	127,293
GCS Holdco Finance I SA, 6.50%, 11/15/18		100	128,895
LYB International Finance BV, 4.88%, 3/15/44	USD	200	204,124
Monsanto Co., 4.20%, 7/15/34		500	503,647

			1,543,601
Consumer Finance — 0.0%
Ally Financial Inc., 3.50%, 1/27/19		239	232,427
Containers & Packaging — 0.0%
Crown European Holdings SA, 4.00%, 7/15/22	EUR	100	127,569
Diversified Financial Services — 0.6%
American Honda Finance Corp., 1.88%, 9/04/19		500	666,380
Banque Federative du Credit Mutuel SA, 3.00%, 5/21/24		200	263,095
Caisse Centrale du Credit Immobilier de France SA, 0.85%, 5/19/17		1,000	1,275,460
Caja de Ahorros y Pensiones de Barcelona, 2.38%, 5/09/19		300	390,218
Imperial Tobacco Finance PLC, 3.38%, 2/26/26		325	449,367
JPMorgan Chase Bank, NA, 6.00%, 10/01/17	USD	445	497,536
The NASDAQ OMX Group, Inc., 3.88%, 6/07/21	EUR	200	283,351
Nationwide Building Society:
3.13%, 4/03/17		100	134,604
4.13%, 3/20/23 (a)		150	202,494

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014	9

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Diversified Financial Services (concluded)
Old Mutual PLC, 7.13%, 10/19/16	GBP	200	$353,383

			4,515,888
Diversified Telecommunication Services — 0.3%
AT&T Inc., 4.80%, 6/15/44	USD	500	492,631
Bharti Airtel International Netherlands BV, 3.38%, 5/20/21	EUR	250	335,777
OTE PLC, 7.88%, 2/07/18	GBP	300	439,544
Verizon Communications, Inc.:
3.50%, 11/01/21	USD	240	242,810
2.38%, 2/17/22	EUR	125	168,638
3.25%, 2/17/26		100	141,545
6.40%, 2/15/38	USD	200	242,274
6.55%, 9/15/43		150	187,409
Wind Acquisition Finance SA, 4.75%, 7/15/20 (b)		350	336,000

			2,586,628
Electric Utilities — 0.3%
Alabama Power Co., 3.95%, 6/01/21		220	235,719
Berkshire Hathaway Energy Co., 6.50%, 9/15/37		150	193,952
Enel Finance International NV, 5.63%, 8/14/24	GBP	100	184,974
Energa Finance AB, 3.25%, 3/19/20	EUR	300	411,125
ESB Finance Ltd., 6.25%, 9/11/17		200	293,472
Georgia Power Co., 3.00%, 4/15/16	USD	390	403,309
PacifiCorp, 6.25%, 10/15/37		100	129,821
PGE SWEDEN AB, 1.63%, 6/09/19	EUR	200	257,613
PPC Finance PLC, 5.50%, 5/01/19		100	124,095

			2,234,080
Food & Staples Retailing — 0.1%
Wal-Mart Stores, Inc., 4.00%, 4/11/43	USD	500	486,369
Food Products — 0.1%
Barry Callebaut Services NV, 5.63%, 6/15/21	EUR	250	369,232
Boparan Finance PLC, 4.38%, 7/15/21		100	113,695
Mead Johnson Nutrition Co., 4.60%, 6/01/44	USD	100	100,890

			583,817
Gas Utilities — 0.0%
Gas Natural Finance BV, 3.88%, 1/17/23	EUR	100	147,980
KeySpan Gas East Corp., 5.82%, 4/01/41 (b)	USD	185	232,460

			380,440
Health Care Equipment & Supplies — 0.1%
CareFusion Corp., 4.88%, 5/15/44		150	147,700
Covidien International Finance SA, 3.20%, 6/15/22		500	505,861

			653,561
Health Care Providers & Services — 0.0%
McKesson Corp., 4.88%, 3/15/44		300	308,911
Hotels, Restaurants & Leisure — 0.2%
Accor SA, 2.63%, 2/05/21	EUR	500	665,460
TUI AG, 5.00%, 10/01/19		100	128,481
Wyndham Worldwide Corp.:
4.25%, 3/01/22	USD	330	334,116
3.90%, 3/01/23		200	197,064

			1,325,121
Independent Power and Renewable Electricity Producers — 0.1%
Comision Federal de Electricidad, 4.88%, 1/15/24		200	210,200
EDP Finance BV, 5.25%, 1/14/21 (b)		400	415,748

			625,948

Corporate Bonds		Par (000)	Value
Industrial Conglomerates — 0.1%
Smiths Group PLC, 4.13%, 5/05/17	EUR	500	$682,004
Insurance — 0.2%
AIA Group Ltd., 3.13%, 3/13/23	USD	600	580,170
Allianz Finance II BV, 5.75%, 7/08/41 (a)	EUR	100	147,197
Aviva PLC, 6.13%, 11/14/36 (a)	GBP	100	176,385
NN Group NV, 4.63%, 4/08/44 (a)	EUR	200	258,295
Talanx AG, 3.13%, 2/13/23		100	141,630

			1,303,677
Internet & Catalog Retail — 0.1%
Expedia, Inc., 4.50%, 8/15/24	USD	300	297,329
The Priceline Group, Inc., 2.38%, 9/23/24	EUR	400	509,325
Selecta Group BV, 6.50%, 6/15/20		100	118,553

			925,207
Internet Software & Services — 0.1%
Baidu, Inc.:
2.75%, 6/09/19	USD	200	198,594
3.50%, 11/28/22		200	194,504

			393,098
IT Services — 0.0%
Computer Sciences Corp., 4.45%, 9/15/22		225	227,813
Leisure Products — 0.0%
Hasbro, Inc., 5.10%, 5/15/44		275	285,465
Life Sciences Tools & Services — 0.0%
Life Technologies Corp., 6.00%, 3/01/20		230	265,488
Media — 0.3%
Altice SA, 7.25%, 5/15/22	EUR	100	130,726
British Sky Broadcasting Group PLC:
1.70%, 9/15/21		425	536,031
3.75%, 9/16/24 (b)	USD	425	424,022
Numericable Group SA, 6.00%, 5/15/22 (b)	EUR	200	201,500
Time Warner Cable, Inc.:
5.00%, 2/01/20		150	166,687
4.50%, 9/15/42		6	5,921
Virgin Media Finance PLC, 6.38%, 10/15/24	GBP	300	483,973
WPP Finance SA, 2.25%, 9/22/26	EUR	250	316,154

			2,265,014
Metals & Mining — 0.1%
AngloGold Ashanti Holdings PLC, 5.13%, 8/01/22	USD	82	79,110
Glencore Finance Europe SA, 1.63%, 1/18/22	EUR	225	284,468
Teck Resources Ltd., 6.00%, 8/15/40	USD	650	653,851

			1,017,429
Multi-Utilities — 0.1%
Centrica PLC, 6.38%, 3/10/22	GBP	100	194,232
Dominion Resources, Inc., 1.95%, 8/15/16	USD	305	310,044

			504,276
Oil, Gas & Consumable Fuels — 0.2%
BP Capital Markets PLC, 3.81%, 2/10/24		400	404,898
Enterprise Products Operating LLC:
6.13%, 10/15/39		125	150,755
Series L, 6.30%, 9/15/17		250	283,539
KazMunayGas National Co. JSC, 4.40%, 4/30/23		350	337,680
Orlen Capital AB, 2.50%, 6/30/21	EUR	200	248,708
Vier Gas Transport GmbH, 3.13%, 7/10/23		150	214,079

			1,639,659

See Notes to Financial Statements.

10	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Paper & Forest Products — 0.1%
Metsa Board OYJ, 4.00%, 3/13/19	EUR	100	$131,200
Mondi Finance PLC, 3.38%, 9/28/20		330	458,423

			589,623
Professional Services — 0.1%
Experian Finance PLC, 4.75%, 11/23/18	GBP	400	709,207
Real Estate Investment Trusts (REITs) — 0.2%
Gecina SA, 1.75%, 7/30/21	EUR	200	256,628
Goodman Funding Pty. Ltd., 6.38%, 4/15/21 (b)	USD	400	465,932
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		135	146,978
WEA Finance LLC/Westfield UK & Europe Finance PLC:
2.70%, 9/17/19 (b)		200	200,474
4.75%, 9/17/44 (b)		200	202,409

			1,272,421
Road & Rail — 0.1%
National Express Group PLC, 6.63%, 6/17/20	GBP	400	758,315
Semiconductors & Semiconductor Equipment — 0.1%
ASML Holding NV, 3.38%, 9/19/23	EUR	200	284,304
TSMC Global Ltd., 1.63%, 4/03/18 (b)	USD	300	296,237

			580,541
Software — 0.1%
Microsoft Corp., 2.63%, 5/02/33	EUR	200	267,601
Oracle Corp., 4.30%, 7/08/34	USD	400	402,897

			670,498
Specialty Retail — 0.1%
O’Reilly Automotive, Inc., 3.80%, 9/01/22		500	511,095
Technology Hardware, Storage & Peripherals — 0.2%
Apple Inc.:
2.85%, 5/06/21		350	350,687
2.40%, 5/03/23		550	520,065
4.45%, 5/06/44		125	127,607
Oberthur Technologies Holding SAS, 9.25%, 4/30/20	EUR	100	134,516
Seagate HDD Cayman, 4.75%, 1/01/25 (b)	USD	250	248,750

			1,381,625
Textiles, Apparel & Luxury Goods — 0.1%
LVMH Moet Hennessy Louis Vuitton SA, 1.63%, 6/29/17 (b)		800	803,444
Thrifts & Mortgage Finance — 0.0%
Achmea Bank NV, 2.75%, 2/18/21	EUR	150	205,221
Tobacco — 0.1%
Altria Group, Inc., 2.85%, 8/09/22	USD	800	766,269
Trading Companies & Distributors — 0.0%
Travis Perkins PLC, 4.38%, 9/15/21	GBP	200	325,801
Transportation Infrastructure — 0.2%
Abertis Infraestructuras SA, 2.50%, 2/27/25	EUR	200	259,133
Brisa Concessao Rodoviaria SA, 3.88%, 4/01/21		100	134,516
Manchester Airport Group Funding PLC, 4.75%, 3/31/34	GBP	100	174,696
Transurban Finance Co. Pty. Ltd, 1.88%, 9/16/24	EUR	475	597,293

			1,165,638
Wireless Telecommunication Services — 0.2%
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)	USD	500	578,387
SK Telecom Co. Ltd., 2.13%, 5/01/18 (b)		950	945,138

Corporate Bonds		Par (000)	Value
Wireless Telecommunication Services (concluded)
Telefonica Emisiones SAU, 4.71%, 1/20/20	EUR	100	$148,689

			1,672,214
Total Corporate Bonds — 8.6%			66,447,310

Foreign Agency Obligations
Banco Nacional de Desenvolvimento Economico e Social, 5.75%, 9/26/23 (b)	USD	200	213,560
CDP Financial, Inc., 3.15%, 7/24/24 (b)		300	297,419
CNOOC Curtis Funding No. 1 Pty Ltd., 4.50%, 10/03/23 (b)		200	207,503
European Financial Stability Facility:
1.50%, 1/22/20	EUR	250	334,418
2.35%, 7/29/44		410	544,624
Hydro-Quebec:
8.40%, 1/15/22	USD	405	529,614
5.00%, 2/15/50	CAD	100	112,896
Japan Bank for International Cooperation, 3.00%, 5/29/24	USD	200	203,058
Kreditanstalt Für Wiederaufbau, 0.63%, 2/12/18	EUR	3,920	5,045,255
Petrobras Global Finance BV, 6.25%, 3/17/24	USD	150	157,145
Petroleos Mexicanos, 4.88%, 1/18/24		400	419,600
Propertize BV, 0.50%, 2/27/17	EUR	500	637,818
Province of Alberta, 3.10%, 6/01/24	CAD	200	183,052
Province of British Columbia, 4.80%, 6/15/21		350	359,119
Province of Manitoba:
4.30%, 3/01/16		200	186,460
1.75%, 5/30/19	USD	490	485,498
Province of Ontario:
4.30%, 3/08/17	CAD	600	572,254
6.20%, 6/02/31		400	482,361
Province of Quebec:
4.50%, 12/01/19		500	497,299
5.00%, 12/01/41		150	164,204
Total Foreign Agency Obligations — 1.5%			11,633,157

Foreign Government Obligations
Australia — 0.4%
Commonwealth of Australia:
4.75%, 6/15/16	AUD	1,100	997,593
5.50%, 4/21/23		500	505,638
3.25%, 4/21/25		380	323,293
4.75%, 4/21/27		150	145,342
New South Wales Treasury Corp., 6.00%, 2/01/18		400	383,394
Queensland Treasury Corp., 6.25%, 2/21/20		400	399,239
Treasury Corp. of Victoria, 6.00%, 6/15/20		250	248,947

			3,003,446
Austria — 0.1%
Republic of Austria, 1.65%, 10/21/24	EUR	570	753,902
Belgium — 0.1%
Kingdom of Belgium:
2.60%, 6/22/24		120	170,599
3.75%, 6/22/45		150	244,479

			415,078

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014	11

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Foreign Government Obligations		Par (000)	Value
Brazil — 0.1%
Federative Republic of Brazil, 8.88%, 4/15/24	USD	300	$408,750
Canada — 0.3%
Canada Housing Trust No. 1:
2.75%, 6/15/16	CAD	400	366,606
3.35%, 12/15/20		250	238,950
Government of Canada:
1.75%, 3/01/19		300	270,320
3.25%, 6/01/21		200	195,046
8.00%, 6/01/27		520	754,173
4.00%, 6/01/41		600	672,298

			2,497,393
Czech Republic — 0.0%
Czech Republic, 3.85%, 9/29/21	CZK	4,300	237,660
Denmark — 0.1%
Kingdom of Denmark:
4.00%, 11/15/19	DKK	3,200	646,630
4.50%, 11/15/39		400	103,768

			750,398
Finland — 0.1%
Republic of Finland:
1.13%, 9/15/18	EUR	20	26,268
0.38%, 9/15/20		400	503,181

			529,449
France — 0.3%
France Government Bond OAT:
2.25%, 10/25/22		860	1,200,326
3.25%, 5/25/45		750	1,130,916

			2,331,242
Germany — 0.8%
Federal Republic of Germany:
2.25%, 9/04/21		3,000	4,261,112
2.50%, 7/04/44		1,140	1,654,010

			5,915,122
Ireland — 0.6%
Republic of Ireland, 3.40%, 3/18/24		3,370	4,899,353
Israel — 0.1%
State of Israel:
4.25%, 8/31/16	ILS	1,000	291,780
3.75%, 3/31/24		400	123,542

			415,322
Italy — 0.6%
Buoni Poliennali Del Tesoro:
4.50%, 5/01/23	EUR	2,300	3,448,882
4.75%, 9/01/44		700	1,062,073

			4,510,955
Ivory Coast — 0.0%
African Development Bank, 1.63%, 10/02/18	USD	100	100,087
Japan — 4.2%
Development Bank of Japan (20 Year), 1.05%, 6/20/23	JPY	50,000	477,578
Government of Japan (5 Year):
Series 89, 0.40%, 6/20/15		150,000	1,371,303
Series 102, 0.30%, 12/20/16		430,000	3,939,423
Series 105, 0.20%, 6/20/17		195,000	1,783,142
Series 113, 0.30%, 6/20/18		280,000	2,570,613
Government of Japan (10 Year):
Series 300, 1.50%, 3/20/19		485,000	4,686,990
Series 313, 1.30%, 3/20/21		210,000	2,044,430
Series 323, 0.90%, 6/20/22		290,000	2,757,090

Foreign Government Obligations		Par (000)	Value
Japan (concluded)
Series 325, 0.80%, 9/20/22	JPY	55,000	$518,726
Government of Japan (20 Year):
Series 76, 1.90%, 3/20/25		75,000	776,841
Series 94, 2.10%, 3/20/27		370,000	3,926,082
Series 137, 1.70%, 6/20/32		237,000	2,343,781
Series 146, 1.70%, 9/20/33		100,000	976,764
Government of Japan (30 Year):
Series 26, 2.40%, 3/20/37		100,000	1,075,409
Series 36, 2.00%, 3/20/42		117,000	1,167,340
Series 42, 1.70%, 3/20/44		30,000	279,280
Government of Japan (40 Year), Series 5, 2.00%, 3/20/52		42,000	412,119
Japan Finance Organization for Municipalities:
2.00%, 5/09/16		100,000	938,879
2.13%, 3/06/19 (b)	USD	396	398,251

			32,444,041
Malaysia — 0.0%
Federation of Malaysia, 3.58%, 9/28/18	MYR	1,200	365,695
Mexico — 0.1%
United Mexican States:
6.50%, 6/09/22	MXN	7,500	578,123
8.30%, 8/15/31	USD	194	285,665

			863,788
Netherlands — 0.6%
Kingdom of the Netherlands:
1.25%, 1/15/19	EUR	1,550	2,049,168
1.75%, 7/15/23		1,820	2,456,132

			4,505,300
New Zealand — 0.0%
Government of New Zealand, 5.00%, 3/15/19	NZD	300	243,814
Norway — 0.0%
Kingdom of Norway, 2.00%, 5/24/23	NOK	800	123,119
Panama — 0.1%
Republic of Panama, 4.00%, 9/22/24	USD	600	598,500
Poland — 0.1%
Republic of Poland:
1.63%, 1/15/19	EUR	400	526,695
5.13%, 4/21/21	USD	200	222,690
5.00%, 3/23/22		250	274,687

			1,024,072
Russia — 0.0%
Russian Federation, 7.50%, 3/31/30 (d)		157	176,100
Singapore — 0.0%
Republic of Singapore, 2.25%, 6/01/21	SGD	350	277,459
South Africa — 0.1%
Republic of South Africa:
5.50%, 3/09/20	USD	100	107,625
7.00%, 2/28/31	ZAR	3,000	225,743
8.75%, 2/28/48		700	60,478

			393,846
Spain — 0.3%
Kingdom of Spain:
5.15%, 10/31/28	EUR	1,020	1,638,083
5.15%, 10/31/44		265	436,358

			2,074,441

See Notes to Financial Statements.

12	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Foreign Government Obligations		Par (000)	Value
Sweden — 0.1%
Kingdom of Sweden:
3.75%, 8/12/17	SEK	6,000	$912,555
3.50%, 6/01/22		1,000	162,120

			1,074,675
Thailand — 0.1%
Kingdom of Thailand:
3.45%, 3/08/19	THB	13,500	424,081
4.85%, 6/17/61		3,000	103,397

			527,478
Turkey — 0.0%
Republic of Turkey, 8.80%, 11/17/18	TRY	600	256,704
United Kingdom — 1.4%
United Kingdom Gilt:
2.75%, 1/22/15	GBP	900	1,469,531
1.75%, 1/22/17		1,500	2,472,806
3.75%, 9/07/19		750	1,330,632
5.00%, 3/07/25		800	1,603,696
4.25%, 6/07/32		800	1,549,823
4.50%, 12/07/42		930	1,929,368
4.25%, 12/07/55		320	670,440
3.50%, 7/22/68		100	181,859

			11,208,155
Total Foreign Government Obligations — 10.7%			82,925,344

Investment Companies		Shares
Energy Select Sector SPDR Fund		280,908	25,455,883
Financial Select Sector SPDR Fund		1,172,198	27,159,828
iShares 1-3 Year Credit Bond ETF (g)		221,827	23,353,947
Technology Select Sector SPDR Fund		708,856	28,290,443
Total Investment Companies — 13.4%			104,260,101

Non-Agency Mortgage-Backed Securities		Par (000)
Collateralized Mortgage Obligations — 0.1%
Granite Master Issuer PLC:
Series 2006-2, Class A4, 0.24%, 12/20/54 (a)	USD	512	508,941
Series 2007-1, Class 5A1, 0.72%, 12/20/54 (a)	GBP	155	250,160

			759,101
Commercial Mortgage-Backed Securities — 0.1%
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 1/15/49 (a)	USD	30	31,526
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.22%, 8/15/48		299	317,538
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class AJ, 6.01%, 7/10/38 (a)		170	176,701
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB14, Class AM, 5.52%, 12/12/44 (a)		180	188,973
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class AM, 5.46%, 2/15/40		165	178,055

			892,793
Total Non-Agency Mortgage-Backed Securities — 0.2%			1,651,894

U.S. Government Sponsored Agency Securities		Par (000)	Value
Agency Obligations — 0.2%
Fannie Mae, 6.63%, 11/15/30	USD	200	$284,190
Federal Home Loan Bank, 5.63%, 6/13/16		890	964,634
Small Business Administration Participation Certificates, Series 1997-20F, Class 1, 7.20%, 6/01/17		49	52,192
Tennessee Valley Authority, 5.25%, 9/15/39		145	176,085

			1,477,101
Collateralized Mortgage Obligations — 0.0%
Freddie Mac:
Series K712, Class A2, 1.87%, 11/25/19		180	177,290
Series K029, Class A2, 3.32%, 2/25/23		130	134,435

			311,725
Mortgage-Backed Securities — 2.9%
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/29 (h)		640	643,600
3.00%, 10/01/29-10/01/44 (h)		2,380	2,369,153
3.50%, 10/01/29-10/01/44 (h)		2,850	2,940,040
4.00%, 10/01/29-10/01/44 (h)		1,840	1,940,514
4.50%, 10/01/44 (h)		950	1,024,961
5.00%, 10/01/44 (h)		540	595,806
5.50%, 10/01/44 (h)		390	434,317
6.00%, 10/01/44 (h)		340	384,293
Freddie Mac Mortgage-Backed Securities:
2.50%, 10/01/29 (h)		430	432,570
3.00%, 10/01/29-10/01/44 (h)		1,320	1,325,339
3.50%, 10/01/29-10/01/44 (h)		940	964,539
4.00%, 10/01/29-10/01/44 (h)		1,340	1,411,703
4.50%, 10/01/44 (h)		900	970,594
5.00%, 10/01/44 (h)		380	418,475
5.50%, 10/01/44 (h)		300	333,281
6.00%, 10/01/43 (h)		200	225,547
Ginnie Mae Mortgage-Backed Securities:
3.00%, 10/15/44 (h)		1,250	1,258,496
3.50%, 10/15/44 (h)		1,210	1,250,270
4.00%, 10/15/44 (h)		1,320	1,400,128
4.50%, 10/15/44 (h)		830	900,161
5.00%, 10/15/44 (h)		870	956,949
5.50%, 10/15/44 (h)		170	188,813
6.00%, 10/15/43 (h)		120	135,263

			22,504,812
Total U.S. Government Sponsored Agency Securities — 3.1%			24,293,638

U.S. Treasury Obligations
U.S. Treasury Bonds:
5.25%, 11/15/28		500	643,515
5.38%, 2/15/31		1,000	1,323,594
5.00%, 5/15/37		570	752,133
4.38%, 5/15/41		950	1,165,234
3.00%, 5/15/42		1,068	1,031,287
U.S. Treasury Notes:
0.88%, 7/15/17		4,000	3,986,248
1.00%, 6/30/19		1,180	1,139,161
2.50%, 5/15/24		500	500,313
Total U.S. Treasury Obligations — 1.4%			10,541,485
Total Long-Term Investments (Cost — $359,442,342) — 47.4%			368,022,896

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014	13

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (g)(i)	420,264,224	$420,264,224
Total Short-Term Securities (Cost — $420,264,224) — 54.2%		420,264,224

Options Purchased
(Cost — $57,897) — 0.0%		82,500

Value
Total Investments Before Options Written (Cost — $779,764,463) — 101.6%	$788,369,620

Options Written
(Premiums Received — $ 20,593) — (0.0)%	(22,125)
Total Investments Net of Options Written — 101.6%	788,347,495
Liabilities in Excess of Other Assets — (1.6)%	(12,391,997)

Net Assets — 100.0%	$775,955,498

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(e)	Non-income producing security.

(f)	Restricted security as to resale. As of report date, the Fund held less than 0.01% of its net assets, with a current value of $48,689 and an original cost of $56,451 of its net assets.

(g)	Investments in issuers considered to be affiliates of the Fund during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at September 30, 2014	Value at September 30, 2014	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	153,052,516	267,211,708	[1]	—		420,264,224	$420,264,224	$105,667	—
BlackRock Liquidity Series, LLC, Money Market Series	$243,001	—		$243,001	[2]	—	—	$1,688	—
iShares 1-3 Year Credit Bond ETF	196,815	25,012		—		221,827	$23,353,947	$202,739	—
iShares iBoxx $ High Yield Corporate Bond ETF	127,830	—		127,830		—	—	$56,855	$256,111
iShares MSCI Emerging Markets ETF	—	167,615		167,615		—	—	—	$289,579
iShares MSCI Mexico Capped ETF	161,084	—		161,084		—	—	$18,298	$(462,883)

[1]	Represents net shares purchased.

[2]	Represents net beneficial interest sold.

(h)	Represents or includes a TBA transaction. Unsettled TBA transactions as of September 30, 2014 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$3,170,175	$1,328
BNP Paribas Securities Corp.	$424,282	$(94)
Deutsche Bank Securities, Inc.	$6,689,987	$(466)
Goldman Sachs & Co.	$6,527,742	$2,307
Morgan Stanley & Co. LLC	$5,692,626	$9,630

(i)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

14	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014

Schedule of Investments (continued)

•	Financial futures contracts outstanding as of September 30, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
210	CAC 40 10 Euro Futures	Paris	October 2014	USD	11,707,779	$(40,661)
21	Euro-Bund 8.5 to 10.5-Year Bond Futures Call Options, Strike Price EUR 148.50	Eurex	October 2014	USD	38,195	18,502
21	Euro-Bund 8.5 to 10.5-Year Bond Futures Put Options, Strike Price EUR 148.50	Eurex	October 2014	USD	6,366	(19,099)
74	IBEX 35 Index	Madrid	October 2014	USD	10,149,121	(22,029)
10	Australia Government Bond (10 Year)	Sydney	December 2014	USD	1,057,665	10,609
66	DAX Index	Eurex	December 2014	USD	19,778,618	(335,417)
46	Euro-Schatz	Eurex	December 2014	USD	6,449,459	2,389
604	Euro STOXX 50 Index	Eurex	December 2014	USD	24,587,827	30,414
75	FTSE/MIB Index	Milan	December 2014	USD	9,885,472	(33,693)
443	Nikkei 225 Index	Osaka	December 2014	USD	65,354,365	2,189,013
48	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	December 2014	USD	10,504,500	(929)
76	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	December 2014	USD	8,987,594	13,724
129	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	December 2014	USD	16,078,640	17,351
40	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	9,833,500	(948)
(4)	Canada Government Bond (10 Year)	Montreal	December 2014	USD	483,879	(2,886)
(45)	Euro-Bobl	Eurex	December 2014	USD	7,270,660	(21,467)
(88)	Euro-Bund	Eurex	December 2014	USD	16,639,006	(129,165)
(6)	Euro-Buxl	Eurex	December 2014	USD	1,079,156	(23,537)
(70)	EUR Currency Futures	Chicago Mercantile	December 2014	USD	11,055,625	175,237
(6)	Gilt British	NYSE Liffe	December 2014	USD	1,100,495	(10,644)
(8)	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	December 2014	USD	1,103,250	(7,040)
(397)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	December 2014	USD	49,482,327	53,397
(1)	Ultra Treasury Bonds	Chicago Board of Trade	December 2014	USD	152,500	(1,624)
(40)	Euro Dollar Futures	Chicago Mercantile	June 2017	USD	9,738,500	(3,948)
Total						$1,857,549

•	Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	785,000	USD	686,914	Barclays Bank PLC	10/03/14	$237
AUD	785,000	USD	686,866	BNP Paribas S.A.	10/03/14	286
AUD	785,000	USD	686,914	Deutsche Bank AG	10/03/14	237
AUD	785,000	USD	686,914	Goldman Sachs International	10/03/14	237
CAD	1,430,000	USD	1,279,528	Barclays Bank PLC	10/03/14	(2,784)
CAD	1,430,000	USD	1,279,523	BNP Paribas S.A.	10/03/14	(2,780)
CAD	1,430,000	USD	1,279,514	Deutsche Bank AG	10/03/14	(2,771)
CAD	1,433,436	USD	1,282,659	Goldman Sachs International	10/03/14	(2,848)
CZK	1,175,000	USD	53,963	Barclays Bank PLC	10/03/14	22
CZK	1,175,000	USD	53,962	BNP Paribas S.A.	10/03/14	23
CZK	1,175,000	USD	53,962	Deutsche Bank AG	10/03/14	23
CZK	1,175,000	USD	53,962	Goldman Sachs International	10/03/14	24
DKK	1,100,000	USD	186,672	Barclays Bank PLC	10/03/14	(24)
DKK	1,100,000	USD	186,670	BNP Paribas S.A.	10/03/14	(22)
DKK	1,100,000	USD	186,672	Deutsche Bank AG	10/03/14	(25)
DKK	1,100,000	USD	186,672	Goldman Sachs International	10/03/14	(24)
EUR	13,460,000	USD	17,003,345	Barclays Bank PLC	10/03/14	(2,258)
EUR	13,460,000	USD	17,005,485	BNP Paribas S.A.	10/03/14	(4,399)
EUR	13,460,000	USD	17,003,345	Deutsche Bank AG	10/03/14	(2,258)
EUR	13,450,000	USD	16,990,713	Goldman Sachs International	10/03/14	(2,257)

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014	15

Schedule of Investments (continued)

Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	2,220,000	USD	3,598,953	Barclays Bank PLC	10/03/14	$(116)
GBP	2,220,000	USD	3,598,920	BNP Paribas S.A.	10/03/14	(83)
GBP	2,220,000	USD	3,598,953	Deutsche Bank AG	10/03/14	(116)
GBP	2,225,000	USD	3,607,059	Goldman Sachs International	10/03/14	(117)
JPY	854,150,000	USD	7,786,590	Barclays Bank PLC	10/03/14	1,592
JPY	854,150,000	USD	7,786,633	BNP Paribas S.A.	10/03/14	1,550
JPY	854,150,000	USD	7,786,662	Deutsche Bank AG	10/03/14	1,521
JPY	854,150,000	USD	7,786,590	Goldman Sachs International	10/03/14	1,592
MXN	2,125,000	USD	158,225	Barclays Bank PLC	10/03/14	(38)
MXN	2,125,000	USD	158,212	BNP Paribas S.A.	10/03/14	(26)
MXN	2,125,000	USD	158,217	Deutsche Bank AG	10/03/14	(30)
MXN	2,125,000	USD	158,225	Goldman Sachs International	10/03/14	(38)
NOK	1,340,000	USD	208,627	Barclays Bank PLC	10/03/14	(81)
NOK	1,340,000	USD	208,626	BNP Paribas S.A.	10/03/14	(81)
NOK	1,340,000	USD	208,626	Deutsche Bank AG	10/03/14	(81)
NOK	1,330,000	USD	207,076	Goldman Sachs International	10/03/14	(88)
NZD	90,000	USD	70,143	Barclays Bank PLC	10/03/14	93
NZD	90,000	USD	70,143	BNP Paribas S.A.	10/03/14	93
NZD	90,000	USD	70,144	Deutsche Bank AG	10/03/14	93
NZD	80,000	USD	62,356	Goldman Sachs International	10/03/14	76
SEK	2,850,000	USD	395,372	Barclays Bank PLC	10/03/14	(421)
SEK	2,850,000	USD	395,370	BNP Paribas S.A.	10/03/14	(419)
SEK	2,850,000	USD	395,371	Deutsche Bank AG	10/03/14	(421)
SEK	2,850,000	USD	395,372	Goldman Sachs International	10/03/14	(421)
SGD	100,000	USD	78,413	Barclays Bank PLC	10/03/14	(25)
SGD	100,000	USD	78,413	BNP Paribas S.A.	10/03/14	(24)
SGD	100,000	USD	78,413	Deutsche Bank AG	10/03/14	(25)
SGD	100,000	USD	78,413	Goldman Sachs International	10/03/14	(25)
THB	4,800,000	USD	148,034	Barclays Bank PLC	10/03/14	(22)
THB	4,800,000	USD	148,025	BNP Paribas S.A.	10/03/14	(13)
THB	4,800,000	USD	148,011	Deutsche Bank AG	10/03/14	—
THB	4,800,000	USD	148,011	Goldman Sachs International	10/03/14	—
USD	732,642	AUD	785,000	Barclays Bank PLC	10/03/14	45,491
USD	732,648	AUD	785,000	BNP Paribas S.A.	10/03/14	45,497
USD	732,641	AUD	785,000	Goldman Sachs International	10/03/14	45,489
USD	732,635	AUD	785,000	HSBC Bank PLC	10/03/14	45,483
USD	1,317,329	CAD	1,430,000	Barclays Bank PLC	10/03/14	40,586
USD	1,317,333	CAD	1,430,000	BNP Paribas S.A.	10/03/14	40,589
USD	1,321,940	CAD	1,435,000	Goldman Sachs International	10/03/14	40,732
USD	1,315,891	CAD	1,428,436	HSBC Bank PLC	10/03/14	40,544
USD	55,783	CZK	1,175,000	Barclays Bank PLC	10/03/14	1,798
USD	55,783	CZK	1,175,000	BNP Paribas S.A.	10/03/14	1,798
USD	55,781	CZK	1,175,000	Goldman Sachs International	10/03/14	1,796
USD	55,783	CZK	1,175,000	HSBC Bank PLC	10/03/14	1,798
USD	194,521	DKK	1,100,000	Barclays Bank PLC	10/03/14	7,873
USD	194,520	DKK	1,100,000	BNP Paribas S.A.	10/03/14	7,872
USD	194,523	DKK	1,100,000	Goldman Sachs International	10/03/14	7,875
USD	194,523	DKK	1,100,000	HSBC Bank PLC	10/03/14	7,875
USD	17,383,383	EUR	13,195,000	Barclays Bank PLC	10/03/14	717,013

See Notes to Financial Statements.

16	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014

Schedule of Investments (continued)

Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	17,383,199	EUR	13,195,000	BNP Paribas S.A.	10/03/14	$716,829
USD	17,383,396	EUR	13,195,000	Goldman Sachs International	10/03/14	717,027
USD	17,383,291	EUR	13,195,000	HSBC Bank PLC	10/03/14	716,921
USD	380,543	EUR	300,000	UBS AG	10/03/14	1,618
USD	988,069	EUR	750,000	UBS AG	10/03/14	40,757
USD	3,436,914	GBP	2,070,000	Barclays Bank PLC	10/03/14	81,242
USD	3,445,262	GBP	2,075,000	BNP Paribas S.A.	10/03/14	81,484
USD	658,897	GBP	400,000	Citibank N.A.	10/03/14	10,458
USD	3,436,931	GBP	2,070,000	Goldman Sachs International	10/03/14	81,259
USD	332,068	GBP	200,000	HSBC Bank PLC	10/03/14	7,849
USD	3,436,933	GBP	2,070,000	HSBC Bank PLC	10/03/14	81,261
USD	120,353	JPY	12,500,000	Barclays Bank PLC	10/03/14	6,378
USD	8,103,619	JPY	841,650,000	Barclays Bank PLC	10/03/14	429,412
USD	120,355	JPY	12,500,000	BNP Paribas S.A.	10/03/14	6,379
USD	8,103,744	JPY	841,650,000	BNP Paribas S.A.	10/03/14	429,537
USD	120,353	JPY	12,500,000	Goldman Sachs International	10/03/14	6,378
USD	8,103,627	JPY	841,650,000	Goldman Sachs International	10/03/14	429,420
USD	120,353	JPY	12,500,000	HSBC Bank PLC	10/03/14	6,378
USD	8,103,619	JPY	841,650,000	HSBC Bank PLC	10/03/14	429,412
USD	162,187	MXN	2,125,000	Barclays Bank PLC	10/03/14	4,000
USD	162,185	MXN	2,125,000	BNP Paribas S.A.	10/03/14	3,999
USD	162,189	MXN	2,125,000	Goldman Sachs International	10/03/14	4,002
USD	162,186	MXN	2,125,000	HSBC Bank PLC	10/03/14	3,999
USD	216,690	NOK	1,340,000	Barclays Bank PLC	10/03/14	8,145
USD	215,881	NOK	1,335,000	BNP Paribas S.A.	10/03/14	8,114
USD	216,691	NOK	1,340,000	Goldman Sachs International	10/03/14	8,146
USD	215,883	NOK	1,335,000	HSBC Bank PLC	10/03/14	8,116
USD	75,111	NZD	90,000	Barclays Bank PLC	10/03/14	4,875
USD	70,940	NZD	85,000	BNP Paribas S.A.	10/03/14	4,605
USD	75,113	NZD	90,000	Goldman Sachs International	10/03/14	4,877
USD	70,940	NZD	85,000	HSBC Bank PLC	10/03/14	4,605
USD	408,781	SEK	2,850,000	Barclays Bank PLC	10/03/14	13,830
USD	408,780	SEK	2,850,000	BNP Paribas S.A.	10/03/14	13,829
USD	408,782	SEK	2,850,000	Goldman Sachs International	10/03/14	13,832
USD	408,781	SEK	2,850,000	HSBC Bank PLC	10/03/14	13,831
USD	80,128	SGD	100,000	Barclays Bank PLC	10/03/14	1,740
USD	80,129	SGD	100,000	BNP Paribas S.A.	10/03/14	1,740
USD	80,128	SGD	100,000	Goldman Sachs International	10/03/14	1,740
USD	80,129	SGD	100,000	HSBC Bank PLC	10/03/14	1,741
USD	150,038	THB	4,800,000	Barclays Bank PLC	10/03/14	2,027
USD	150,014	THB	4,800,000	BNP Paribas S.A.	10/03/14	2,003
USD	150,026	THB	4,800,000	Goldman Sachs International	10/03/14	2,015
USD	150,038	THB	4,800,000	HSBC Bank PLC	10/03/14	2,027
USD	70,163	ZAR	750,000	Barclays Bank PLC	10/03/14	3,725
USD	70,166	ZAR	750,000	BNP Paribas S.A.	10/03/14	3,727
USD	70,188	ZAR	750,000	Goldman Sachs International	10/03/14	3,750
USD	70,166	ZAR	750,000	HSBC Bank PLC	10/03/14	3,727
ZAR	750,000	USD	66,372	Barclays Bank PLC	10/03/14	66
ZAR	750,000	USD	66,371	BNP Paribas S.A.	10/03/14	67

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014	17

Schedule of Investments (continued)

Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ZAR	750,000	USD	66,372	Deutsche Bank AG	10/03/14	$66
ZAR	750,000	USD	66,382	Goldman Sachs International	10/03/14	56
ILS	300,000	USD	81,422	Barclays Bank PLC	10/06/14	37
ILS	300,000	USD	81,423	BNP Paribas S.A.	10/06/14	36
ILS	300,000	USD	81,423	Deutsche Bank AG	10/06/14	36
ILS	300,000	USD	81,422	Goldman Sachs International	10/06/14	37
USD	84,084	ILS	300,000	Barclays Bank PLC	10/06/14	2,625
USD	84,088	ILS	300,000	BNP Paribas S.A.	10/06/14	2,629
USD	84,078	ILS	300,000	Goldman Sachs International	10/06/14	2,619
USD	84,078	ILS	300,000	HSBC Bank PLC	10/06/14	2,620
USD	66,023	ZAR	750,000	Goldman Sachs International	11/03/14	(40)
USD	685,329	AUD	785,000	Barclays Bank PLC	11/05/14	(145)
USD	685,289	AUD	785,000	BNP Paribas S.A.	11/05/14	(184)
USD	104,763	AUD	120,000	Deutsche Bank AG	11/05/14	(23)
USD	113,486	AUD	130,000	Deutsche Bank AG	11/05/14	(32)
USD	685,325	AUD	785,000	Deutsche Bank AG	11/05/14	(149)
USD	685,329	AUD	785,000	Goldman Sachs International	11/05/14	(145)
USD	1,278,509	CAD	1,430,000	Barclays Bank PLC	11/05/14	2,831
USD	1,278,547	CAD	1,430,000	BNP Paribas S.A.	11/05/14	2,869
USD	1,278,511	CAD	1,430,000	Deutsche Bank AG	11/05/14	2,832
USD	1,281,631	CAD	1,433,436	Goldman Sachs International	11/05/14	2,887
USD	53,980	CZK	1,175,000	Barclays Bank PLC	11/05/14	(25)
USD	53,979	CZK	1,175,000	BNP Paribas S.A.	11/05/14	(26)
USD	53,980	CZK	1,175,000	Deutsche Bank AG	11/05/14	(25)
USD	53,976	CZK	1,175,000	Goldman Sachs International	11/05/14	(28)
USD	186,696	DKK	1,100,000	Barclays Bank PLC	11/05/14	15
USD	186,699	DKK	1,100,000	BNP Paribas S.A.	11/05/14	18
USD	186,694	DKK	1,100,000	Deutsche Bank AG	11/05/14	13
USD	186,700	DKK	1,100,000	Goldman Sachs International	11/05/14	20
USD	17,006,874	EUR	13,460,000	Barclays Bank PLC	11/05/14	1,958
USD	17,008,823	EUR	13,460,000	BNP Paribas S.A.	11/05/14	3,907
USD	17,006,845	EUR	13,460,000	Deutsche Bank AG	11/05/14	1,928
USD	16,994,169	EUR	13,450,000	Goldman Sachs International	11/05/14	1,887
USD	3,597,976	GBP	2,220,000	Barclays Bank PLC	11/05/14	166
USD	3,597,861	GBP	2,220,000	BNP Paribas S.A.	11/05/14	51
USD	405,171	GBP	250,000	Deutsche Bank AG	11/05/14	12
USD	3,597,921	GBP	2,220,000	Deutsche Bank AG	11/05/14	111
USD	3,605,924	GBP	2,225,000	Goldman Sachs International	11/05/14	11
USD	81,431	ILS	300,000	Barclays Bank PLC	11/05/14	(44)
USD	81,430	ILS	300,000	BNP Paribas S.A.	11/05/14	(45)
USD	81,433	ILS	300,000	Deutsche Bank AG	11/05/14	(42)
USD	81,437	ILS	300,000	Goldman Sachs International	11/05/14	(38)
USD	7,788,436	JPY	854,150,000	Barclays Bank PLC	11/05/14	(1,598)
USD	7,788,280	JPY	854,150,000	BNP Paribas S.A.	11/05/14	(1,754)
USD	1,823,617	JPY	200,000,000	Deutsche Bank AG	11/05/14	(426)
USD	7,788,212	JPY	854,150,000	Deutsche Bank AG	11/05/14	(1,821)
USD	7,788,152	JPY	854,150,000	Goldman Sachs International	11/05/14	(1,882)
USD	157,857	MXN	2,125,000	Barclays Bank PLC	11/05/14	50
USD	157,847	MXN	2,125,000	BNP Paribas S.A.	11/05/14	40

See Notes to Financial Statements.

18	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014

Schedule of Investments (continued)

Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	157,838	MXN	2,125,000	Deutsche Bank AG	11/05/14	$32
USD	157,843	MXN	2,125,000	Goldman Sachs International	11/05/14	36
USD	208,383	NOK	1,340,000	Barclays Bank PLC	11/05/14	91
USD	208,384	NOK	1,340,000	BNP Paribas S.A.	11/05/14	92
USD	208,382	NOK	1,340,000	Deutsche Bank AG	11/05/14	90
USD	206,828	NOK	1,330,000	Goldman Sachs International	11/05/14	90
USD	69,912	NZD	90,000	Barclays Bank PLC	11/05/14	(84)
USD	69,912	NZD	90,000	BNP Paribas S.A.	11/05/14	(84)
USD	69,910	NZD	90,000	Deutsche Bank AG	11/05/14	(86)
USD	62,142	NZD	80,000	Goldman Sachs International	11/05/14	(76)
USD	395,311	SEK	2,850,000	Barclays Bank PLC	11/05/14	411
USD	395,316	SEK	2,850,000	BNP Paribas S.A.	11/05/14	415
USD	395,316	SEK	2,850,000	Deutsche Bank AG	11/05/14	416
USD	395,317	SEK	2,850,000	Goldman Sachs International	11/05/14	417
USD	78,406	SGD	100,000	Barclays Bank PLC	11/05/14	19
USD	78,405	SGD	100,000	BNP Paribas S.A.	11/05/14	18
USD	78,406	SGD	100,000	Deutsche Bank AG	11/05/14	19
USD	78,406	SGD	100,000	Goldman Sachs International	11/05/14	19
USD	147,692	THB	4,800,000	Barclays Bank PLC	11/05/14	(80)
USD	147,670	THB	4,800,000	BNP Paribas S.A.	11/05/14	(102)
USD	147,647	THB	4,800,000	Deutsche Bank AG	11/05/14	(125)
USD	147,670	THB	4,800,000	Goldman Sachs International	11/05/14	(102)
USD	66,009	ZAR	750,000	Barclays Bank PLC	11/05/14	(54)
USD	66,012	ZAR	750,000	BNP Paribas S.A.	11/05/14	(51)
USD	66,011	ZAR	750,000	Deutsche Bank AG	11/05/14	(51)
USD	2,853,807	GBP	1,700,000	Deutsche Bank AG	11/06/14	98,751
JPY	516,202,000	USD	4,800,874	Deutsche Bank AG	12/04/14	(91,789)
USD	71,845	JPY	7,467,000	UBS AG	12/04/14	3,727
USD	4,895,401	JPY	508,735,000	UBS AG	12/04/14	254,434
AUD	145,000	USD	131,649	Bank of America N.A.	12/11/14	(5,355)
AUD	110,000	USD	99,130	Goldman Sachs International	12/11/14	(3,321)
AUD	85,000	USD	76,083	HSBC Bank PLC	12/11/14	(2,049)
AUD	130,000	USD	116,789	HSBC Bank PLC	12/11/14	(3,560)
AUD	150,000	USD	135,326	HSBC Bank PLC	12/11/14	(4,677)
AUD	241,000	USD	215,733	HSBC Bank PLC	12/11/14	(5,824)
AUD	485,000	USD	431,891	HSBC Bank PLC	12/11/14	(9,460)
AUD	955,000	USD	852,815	HSBC Bank PLC	12/11/14	(21,018)
AUD	126,000	USD	113,222	JPMorgan Chase Bank N.A.	12/11/14	(3,477)
AUD	1,673,000	USD	1,456,731	JPMorgan Chase Bank N.A.	12/11/14	438
AUD	274,832	USD	247,723	Morgan Stanley & Co. International PLC	12/11/14	(8,346)
AUD	155,000	USD	138,746	Westpac Banking Corp.	12/11/14	(3,742)
AUD	161,000	USD	143,956	Westpac Banking Corp.	12/11/14	(3,726)
AUD	314,000	USD	280,496	Westpac Banking Corp.	12/11/14	(7,005)
CAD	175,000	USD	160,068	Barclays Bank PLC	12/11/14	(4,082)
CAD	475,000	USD	423,933	Citibank N.A.	12/11/14	(541)
CAD	222,000	USD	201,533	Credit Suisse International	12/11/14	(3,654)
CAD	175,000	USD	160,073	Goldman Sachs International	12/11/14	(4,087)
CAD	110,000	USD	98,827	HSBC Bank PLC	12/11/14	(779)
CAD	480,000	USD	428,245	HSBC Bank PLC	12/11/14	(396)

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014	19

Schedule of Investments (continued)

Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	175,000	USD	160,060	JPMorgan Chase Bank N.A.	12/11/14	$(4,074)
CAD	185,000	USD	165,267	JPMorgan Chase Bank N.A.	12/11/14	(367)
CAD	107,000	USD	96,124	Royal Bank of Canada	12/11/14	(749)
CAD	226,000	USD	201,362	Royal Bank of Canada	12/11/14	83
CAD	266,000	USD	239,422	Royal Bank of Canada	12/11/14	(2,323)
CAD	165,000	USD	150,908	UBS AG	12/11/14	(3,835)
EUR	230,000	USD	293,305	Barclays Bank PLC	12/11/14	(2,653)
EUR	315,000	USD	401,701	Barclays Bank PLC	12/11/14	(3,634)
EUR	109,942	USD	140,189	Citibank N.A.	12/11/14	(1,255)
EUR	148,579	USD	189,455	Citibank N.A.	12/11/14	(1,696)
EUR	60,000	USD	77,637	Deutsche Bank AG	12/11/14	(1,814)
EUR	93,000	USD	118,310	Goldman Sachs International	12/11/14	(786)
EUR	56,000	USD	72,392	HSBC Bank PLC	12/11/14	(1,625)
EUR	109,942	USD	140,224	JPMorgan Chase Bank N.A.	12/11/14	(1,290)
EUR	148,579	USD	189,503	JPMorgan Chase Bank N.A.	12/11/14	(1,743)
EUR	234,000	USD	298,441	State Street Bank and Trust Co.	12/11/14	(2,734)
EUR	130,116	USD	165,939	UBS AG	12/11/14	(1,510)
EUR	175,843	USD	224,254	UBS AG	12/11/14	(2,041)
GBP	102,000	USD	166,426	State Street Bank and Trust Co.	12/11/14	(1,174)
JPY	30,700,000	USD	281,325	Bank of America N.A.	12/11/14	(1,222)
JPY	55,245,000	USD	525,145	Barclays Bank PLC	12/11/14	(21,095)
JPY	58,000,000	USD	531,445	Barclays Bank PLC	12/11/14	(2,259)
JPY	48,995,000	USD	452,532	Goldman Sachs International	12/11/14	(5,507)
JPY	55,245,000	USD	525,198	Goldman Sachs International	12/11/14	(21,148)
JPY	6,800,000	USD	63,823	HSBC Bank PLC	12/11/14	(1,781)
JPY	47,555,000	USD	438,427	HSBC Bank PLC	12/11/14	(4,540)
JPY	47,550,000	USD	439,349	JPMorgan Chase Bank N.A.	12/11/14	(5,508)
JPY	55,245,000	USD	525,261	JPMorgan Chase Bank N.A.	12/11/14	(21,212)
JPY	29,000,000	USD	266,925	State Street Bank and Trust Co.	12/11/14	(2,332)
JPY	55,240,000	USD	525,230	UBS AG	12/11/14	(21,226)
NOK	1,630,000	USD	257,919	Barclays Bank PLC	12/11/14	(4,868)
NOK	1,630,000	USD	257,905	Goldman Sachs International	12/11/14	(4,854)
NOK	2,520,000	USD	392,125	HSBC Bank PLC	12/11/14	(905)
NOK	2,799,000	USD	433,631	HSBC Bank PLC	12/11/14	902
NOK	235,000	USD	36,991	JPMorgan Chase Bank N.A.	12/11/14	(508)
NOK	1,630,000	USD	257,901	JPMorgan Chase Bank N.A.	12/11/14	(4,850)
NOK	1,620,025	USD	256,296	UBS AG	12/11/14	(4,794)
NZD	310,000	USD	255,178	Barclays Bank PLC	12/11/14	(14,949)
NZD	184,000	USD	147,357	Citibank N.A.	12/11/14	(4,769)
NZD	194,000	USD	155,732	Citibank N.A.	12/11/14	(5,395)
NZD	285,000	USD	224,064	Citibank N.A.	12/11/14	(3,208)
NZD	310,000	USD	255,173	Goldman Sachs International	12/11/14	(14,944)
NZD	164,000	USD	128,813	HSBC Bank PLC	12/11/14	(1,724)
NZD	460,000	USD	354,716	HSBC Bank PLC	12/11/14	1,753
NZD	183,000	USD	147,488	JPMorgan Chase Bank N.A.	12/11/14	(5,675)
NZD	310,000	USD	255,211	JPMorgan Chase Bank N.A.	12/11/14	(14,982)
NZD	317,999	USD	261,736	UBS AG	12/11/14	(15,309)
NZD	204,000	USD	157,190	Westpac Banking Corp.	12/11/14	896
SEK	1,865,000	USD	258,360	BNP Paribas S.A.	12/11/14	38

See Notes to Financial Statements.

20	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014

Schedule of Investments (continued)

Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SEK	2,133,000	USD	299,015	Deutsche Bank AG	12/11/14	$(3,485)
SEK	120,000	USD	16,776	Goldman Sachs International	12/11/14	(150)
SEK	124,000	USD	17,355	Goldman Sachs International	12/11/14	(175)
SEK	1,864,000	USD	258,182	HSBC Bank PLC	12/11/14	77
USD	18,546	AUD	20,000	Barclays Bank PLC	12/11/14	1,126
USD	106,017	AUD	119,981	Barclays Bank PLC	12/11/14	1,514
USD	194,733	AUD	210,000	Barclays Bank PLC	12/11/14	11,825
USD	702,745	AUD	805,000	Barclays Bank PLC	12/11/14	1,596
USD	232,393	AUD	266,000	Citibank N.A.	12/11/14	709
USD	18,546	AUD	20,000	Goldman Sachs International	12/11/14	1,126
USD	194,733	AUD	210,000	Goldman Sachs International	12/11/14	11,825
USD	22,262	AUD	25,000	HSBC Bank PLC	12/11/14	488
USD	393,353	AUD	440,000	HSBC Bank PLC	12/11/14	10,117
USD	18,546	AUD	20,000	JPMorgan Chase Bank N.A.	12/11/14	1,127
USD	194,738	AUD	210,000	JPMorgan Chase Bank N.A.	12/11/14	11,829
USD	379,747	AUD	433,000	Royal Bank of Canada	12/11/14	2,607
USD	10,201	AUD	11,000	UBS AG	12/11/14	621
USD	91,913	AUD	104,019	UBS AG	12/11/14	1,313
USD	195,526	AUD	210,832	UBS AG	12/11/14	11,893
USD	13,400	AUD	15,000	Westpac Banking Corp.	12/11/14	335
USD	203,306	AUD	234,000	Westpac Banking Corp.	12/11/14	(506)
USD	381,505	AUD	435,000	Westpac Banking Corp.	12/11/14	2,623
USD	99,375	CAD	111,000	Barclays Bank PLC	12/11/14	435
USD	393,310	CAD	430,000	Barclays Bank PLC	12/11/14	10,030
USD	393,323	CAD	430,000	Goldman Sachs International	12/11/14	10,042
USD	314,450	CAD	350,000	HSBC Bank PLC	12/11/14	2,478
USD	393,291	CAD	430,000	JPMorgan Chase Bank N.A.	12/11/14	10,011
USD	160,894	CAD	179,000	Royal Bank of Canada	12/11/14	1,343
USD	317,118	CAD	353,000	Royal Bank of Canada	12/11/14	2,471
USD	390,920	CAD	427,424	UBS AG	12/11/14	9,935
USD	66,616	CAD	74,000	Westpac Banking Corp.	12/11/14	656
USD	213,829	EUR	165,000	Barclays Bank PLC	12/11/14	5,318
USD	349,902	EUR	270,000	Barclays Bank PLC	12/11/14	8,702
USD	292,568	EUR	226,000	Credit Suisse International	12/11/14	6,971
USD	213,800	EUR	165,000	Goldman Sachs International	12/11/14	5,289
USD	278,565	EUR	216,000	Goldman Sachs International	12/11/14	5,605
USD	349,855	EUR	270,000	Goldman Sachs International	12/11/14	8,655
USD	140,010	EUR	108,000	HSBC Bank PLC	12/11/14	3,530
USD	264,147	EUR	209,000	HSBC Bank PLC	12/11/14	32
USD	213,824	EUR	165,000	JPMorgan Chase Bank N.A.	12/11/14	5,313
USD	233,181	EUR	180,000	JPMorgan Chase Bank N.A.	12/11/14	5,714
USD	349,894	EUR	270,000	JPMorgan Chase Bank N.A.	12/11/14	8,694
USD	481,907	EUR	372,000	JPMorgan Chase Bank N.A.	12/11/14	11,809
USD	213,820	EUR	165,000	UBS AG	12/11/14	5,309
USD	336,929	EUR	260,000	UBS AG	12/11/14	8,366
USD	31,754	EUR	25,000	Westpac Banking Corp.	12/11/14	162
USD	244,346	GBP	150,000	Barclays Bank PLC	12/11/14	1,327
USD	246,375	GBP	152,000	Barclays Bank PLC	12/11/14	117
USD	357,278	GBP	220,000	Barclays Bank PLC	12/11/14	851

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014	21

Schedule of Investments (continued)

Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	366,518	GBP	225,000	Barclays Bank PLC	12/11/14	$1,991
USD	92,289	GBP	56,573	Citibank N.A.	12/11/14	635
USD	139,363	GBP	85,429	Citibank N.A.	12/11/14	958
USD	165,255	GBP	102,000	Citibank N.A.	12/11/14	2
USD	606,669	GBP	370,000	Citibank N.A.	12/11/14	7,225
USD	422,456	GBP	260,000	Goldman Sachs International	12/11/14	1,225
USD	243,418	GBP	150,000	HSBC Bank PLC	12/11/14	400
USD	355,480	GBP	219,000	HSBC Bank PLC	12/11/14	674
USD	150,713	GBP	92,427	UBS AG	12/11/14	970
USD	227,587	GBP	139,571	UBS AG	12/11/14	1,465
USD	74,810	JPY	7,870,000	Barclays Bank PLC	12/11/14	3,005
USD	74,818	JPY	7,870,000	Goldman Sachs International	12/11/14	3,013
USD	133,739	JPY	14,200,000	HSBC Bank PLC	12/11/14	4,180
USD	74,827	JPY	7,870,000	JPMorgan Chase Bank N.A.	12/11/14	3,022
USD	102,621	JPY	11,000,000	JPMorgan Chase Bank N.A.	12/11/14	2,258
USD	224,138	JPY	24,400,000	JPMorgan Chase Bank N.A.	12/11/14	1,515
USD	74,829	JPY	7,870,000	UBS AG	12/11/14	3,024
USD	793,477	JPY	87,000,000	Westpac Banking Corp.	12/11/14	(302)
USD	374,777	MYR	1,200,000	Goldman Sachs International	12/11/14	10,744
USD	16,614	NOK	105,000	Barclays Bank PLC	12/11/14	314
USD	299,261	NOK	1,905,000	BNP Paribas S.A.	12/11/14	3,518
USD	76,238	NOK	485,000	Deutsche Bank AG	12/11/14	944
USD	149,922	NOK	954,000	Deutsche Bank AG	12/11/14	1,818
USD	159,116	NOK	1,015,000	Deutsche Bank AG	12/11/14	1,541
USD	308,337	NOK	1,980,000	Deutsche Bank AG	12/11/14	950
USD	16,614	NOK	105,000	Goldman Sachs International	12/11/14	313
USD	34,315	NOK	217,000	HSBC Bank PLC	12/11/14	627
USD	75,826	NOK	483,000	HSBC Bank PLC	12/11/14	842
USD	100,984	NOK	646,000	HSBC Bank PLC	12/11/14	695
USD	416,280	NOK	2,687,000	HSBC Bank PLC	12/11/14	(866)
USD	16,613	NOK	105,000	JPMorgan Chase Bank N.A.	12/11/14	312
USD	97,440	NOK	626,000	JPMorgan Chase Bank N.A.	12/11/14	256
USD	302,385	NOK	1,921,025	JPMorgan Chase Bank N.A.	12/11/14	4,154
USD	15,504	NOK	98,000	UBS AG	12/11/14	290
USD	41,158	NZD	50,000	Barclays Bank PLC	12/11/14	2,411
USD	41,157	NZD	50,000	Goldman Sachs International	12/11/14	2,410
USD	183,066	NZD	237,000	Goldman Sachs International	12/11/14	(593)
USD	74,225	NZD	94,000	HSBC Bank PLC	12/11/14	1,381
USD	76,839	NZD	95,000	HSBC Bank PLC	12/11/14	3,220
USD	216,766	NZD	268,000	HSBC Bank PLC	12/11/14	9,084
USD	410,219	NZD	508,000	HSBC Bank PLC	12/11/14	16,554
USD	857,719	NZD	1,062,000	HSBC Bank PLC	12/11/14	34,741
USD	41,163	NZD	50,000	JPMorgan Chase Bank N.A.	12/11/14	2,416
USD	162,724	NZD	206,000	JPMorgan Chase Bank N.A.	12/11/14	3,088
USD	188,053	NZD	232,000	Morgan Stanley & Co. International PLC	12/11/14	8,269
USD	41,154	NZD	50,000	UBS AG	12/11/14	2,407
USD	68,611	NZD	85,000	Westpac Banking Corp.	12/11/14	2,742
USD	68,678	NZD	84,000	Westpac Banking Corp.	12/11/14	3,583
USD	137,666	NZD	170,000	Westpac Banking Corp.	12/11/14	5,928

See Notes to Financial Statements.

22	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014

Schedule of Investments (continued)

Forward foreign currency exchange contracts outstanding as of September 30, 2014 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	156,665	SEK	1,110,000	Barclays Bank PLC	12/11/14	$2,873
USD	197,595	SEK	1,400,000	Barclays Bank PLC	12/11/14	3,623
USD	473,082	SEK	3,415,000	BNP Paribas S.A.	12/11/14	(69)
USD	116,729	SEK	834,000	Goldman Sachs International	12/11/14	1,177
USD	116,735	SEK	835,000	Goldman Sachs International	12/11/14	1,045
USD	156,656	SEK	1,110,000	Goldman Sachs International	12/11/14	2,865
USD	197,584	SEK	1,400,000	Goldman Sachs International	12/11/14	3,613
USD	473,564	SEK	3,419,000	HSBC Bank PLC	12/11/14	(142)
USD	147,026	SEK	1,047,000	JPMorgan Chase Bank N.A.	12/11/14	1,963
USD	156,686	SEK	1,110,000	JPMorgan Chase Bank N.A.	12/11/14	2,894
USD	197,621	SEK	1,400,000	JPMorgan Chase Bank N.A.	12/11/14	3,650
USD	205,823	SEK	1,465,000	JPMorgan Chase Bank N.A.	12/11/14	2,846
USD	157,117	SEK	1,113,000	UBS AG	12/11/14	2,909
USD	196,360	SEK	1,391,000	UBS AG	12/11/14	3,636
USD	271,607	TRY	600,000	BNP Paribas S.A.	12/11/14	12,885
Total						$5,882,699

•	Exchange-traded options purchased as of September 30, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
U.S. Treasury Notes (10 Year)	Put	USD	125.50	11/21/14	60	$82,500

•	Exchange-traded options written as of September 30, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
U.S. Treasury Notes (10 Year)	Call	USD	125.00	10/24/14	8	$(3,375)
U.S. Treasury Notes (10 Year)	Put	USD	125.00	10/24/14	8	(6,250)
U.S. Treasury Notes (10 Year)	Put	USD	123.00	11/21/14	40	(12,500)
Total						$(22,125)

•	Centrally cleared interest rate swaps outstanding as of September 30, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.62%[1]	6-month GBP LIBOR	Chicago Mercantile	N/A	9/25/17	GBP	1,250	$(2,911)
1.59%[1]	6-month GBP LIBOR	Chicago Mercantile	N/A	9/30/17	GBP	1,260	(612)
2.24%[1]	3-month LIBOR	Chicago Mercantile	12/31/14[2]	7/31/21	USD	9,710	80,132
2.22%[1]	3-month LIBOR	Chicago Mercantile	12/31/14[2]	7/31/21	USD	9,590	86,006
1.01%[3]	6-month EURIBOR	Chicago Mercantile	12/10/14[2]	8/15/23	EUR	1,870	(412)
1.05%[3]	6-month EURIBOR	Chicago Mercantile	12/10/14[2]	8/15/23	EUR	1,530	6,011
2.54%[3]	6-month GBP LIBOR	Chicago Mercantile	N/A	9/25/24	GBP	1,370	10,869
2.50%[3]	6-month GBP LIBOR	Chicago Mercantile	N/A	9/30/24	GBP	1,380	2,434
2.90%[1]	6-month GBP LIBOR	Chicago Mercantile	N/A	9/25/44	GBP	600	(4,545)
2.88%[1]	6-month GBP LIBOR	Chicago Mercantile	N/A	9/30/44	GBP	610	(906)
Total							$176,066

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

[3]	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014	23

Schedule of Investments (continued)

•	Centrally cleared credit default swaps – buy protection outstanding as of September 30, 2014 were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation
iTraxx Europe Crossover Series 21 Version 1	5.00%	InterContinental Exchange	6/20/19	EUR	300	$25,724

•	OTC total return swaps outstanding as of September 30, 2014 were as follows:

Reference Entity	Fixed Amount		Counterparty	Expiration Date	Contract Amount	Market Value	Premiums Paid (Received)	Unrealized Depreciation
TAIEX Future Contract October 2014	TWD 806,029,457	[1]	Deutsche Bank AG	10/15/14	437	$(664,576)	—	$(664,576)
KOSPI 200 Future Contract December 2014	KRW 23,782,752,000	[1]	Credit Suisse International	12/11/14	180	(618,575)	—	(618,575)
Total						$(1,283,151)	—	$(1,283,151)

[1] Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$2,523,461	—	$2,523,461
Common Stocks	$16,329,623	47,392,467	$24,416	63,746,506
Corporate Bonds	—	66,447,310	—	66,447,310
Foreign Agency Obligations	—	11,633,157	—	11,633,157
Foreign Government Obligations	—	82,925,344	—	82,925,344
Investment Companies	104,260,101	—	—	104,260,101
Non-Agency Mortgage-Backed Securities	—	1,651,894	—	1,651,894
U.S. Government Sponsored Agency Securities	—	24,293,638	—	24,293,638
U.S. Treasury Obligations	—	10,541,485	—	10,541,485
Short-Term Securities	420,264,224	—	—	420,264,224
Options Purchased:
Interest Rate Contracts	82,500	—	—	82,500

Total	$540,936,448	$247,408,756	$24,416	$788,369,620

See Notes to Financial Statements.

24	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014

Schedule of Investments (concluded)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$25,724	—	$25,724
Equity contracts	$2,219,427	—	—	2,219,427
Foreign currency exchange contracts	175,237	6,355,270	—	6,530,507
Interest rate contracts	115,972	185,452	—	301,424
Liabilities:
Equity contracts	(431,800)	(1,283,151)	—	(1,714,951)
Foreign currency exchange contracts	—	(472,571)	—	(472,571)
Interest rate contracts	(243,412)	(9,386)	—	(252,798)

Total	$1,835,424	$4,801,338	—	$6,636,762

[1]    Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of September 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged as collateral for OTC derivatives	$600,000	—	—	$600,000
Cash pledged for financial futures contracts	9,172,000	—	—	9,172,000
Cash pledged for centrally cleared swaps	370,000	—	—	370,000
Foreign currency at value	3,220,165	—	—	3,220,165
Liabilities:
Bank overdraft	—	$(830,044)	—	(830,044)

Total	$13,362,165	$(830,044)	—	$12,532,121

There were no transfers between levels during the year ended September 30, 2014.

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014	25

Statement of Assets and Liabilities

September 30, 2014

Assets
Investments at value — unaffiliated (cost — $336,112,545)	$344,751,449
Investments at value — affiliated (cost — $443,651,918)	443,618,171
Cash pledged as collateral for OTC derivatives	600,000
Cash pledged for financial futures contracts	9,172,000
Cash pledged for centrally cleared swaps	370,000
Foreign currency at value (cost — $3,251,902)	3,220,165
Variation margin receivable on centrally cleared swaps	120,420
Variation margin receivable on financial futures contracts	1,059,448
Investments sold receivable	612,715
Unrealized appreciation on forward foreign currency exchange contracts	6,355,270
Capital shares sold receivable	94,980
Interest receivable	1,477,425
Dividends receivable — unaffiliated	54,052
Dividends receivable — affiliated	10,502
Receivable from Manager	74
Prepaid expenses	46,696

Total assets	811,563,367

Liabilities
Bank overdraft	830,044
Options written at value (premiums received — $20,593)	22,125
Variation margin payable on financial futures contracts	561,329
Investments purchased payable	30,369,299
Unrealized depreciation on forward foreign currency exchange contracts	472,571
Unrealized depreciation on OTC swaps	1,283,151
Capital shares redeemed payable	995,612
Investment advisory fees payable	330,111
Service and distribution fees payable	141,173
Other affiliates payable	127,694
Officer’s and Trustees’ fees payable	5,459
Other accrued expenses payable	469,301

Total liabilities	35,607,869

Net Assets	$775,955,498

Net Assets Consist of
Paid-in capital	$714,931,040
Undistributed net investment income	7,792,858
Undistributed net realized gain	38,066,408
Net unrealized appreciation/depreciation	15,165,192

Net Assets	$775,955,498

Net Asset Value
Institutional — Based on net assets of $342,793,571 and 22,093,947 shares outstanding, unlimited shares authorized, $0.001 par value	$15.52

Service — Based on net assets of $1,703,168 and 110,306 shares outstanding, unlimited shares authorized, $0.001 par value	$15.44

Investor A — Based on net assets of $350,130,602 and 22,685,935 shares outstanding, unlimited shares authorized, $0.001 par value	$15.43

Investor B — Based on net assets of $6,860,726 and 453,681 shares outstanding, unlimited shares authorized, $0.001 par value	$15.12

Investor C — Based on net assets of $74,467,431 and 4,945,026 shares outstanding, unlimited shares authorized, $0.001 par value	$15.06

See Notes to Financial Statements.

26	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014

Statement of Operations

Year Ended September 30, 2014

Investment Income
Interest	$3,633,879
Dividends — unaffiliated	4,052,746
Dividends — affiliated	383,559
Other income — affiliated	15,791
Securities lending — affiliated — net	1,688
Foreign taxes withheld	(120,555)

Total income	7,967,108

Expenses
Investment advisory	3,910,159
Service and distribution — class specific	1,811,783
Transfer agent — class specific	1,148,819
Administration	512,110
Professional	177,808
Administration — class specific	177,669
Printing	101,586
Registration	79,467
Custodian	34,696
Officer and Trustees	23,610
Miscellaneous	73,369
Recoupment of past waived fees	46,103
Recoupment of past waived and/or reimbursed fees — class specific	6,114

Total expenses	8,103,293
Less fees waived by Manager	(213,598)
Less administration fees waived — class specific	(4,370)
Less transfer agent fees waived — class specific	(156)
Less transfer agent fees reimbursed — class specific	(74)

Total expenses after fees waived and/or reimbursed	7,885,095

Net investment income	82,013

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	39,303,873 [1]
Investments — affiliated	82,807
Options written	293,830
Financial futures contracts	11,700,884
Swaps	614,970
Foreign currency transactions	1,151,018

53,147,382

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(18,308,013)
Investments — affiliated	1,051,741
Options written	2,212
Financial futures contracts	662,472
Swaps	(775,121)
Foreign currency translations	7,685,401

(9,681,308)

Net realized and unrealized gain	43,466,074

Net Increase in Net Assets Resulting from Operations	$43,548,087

[1]	Net of $(24,850) foreign capital gain tax.

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014	27

Statements of Changes in Net Assets

	Year Ended September 30,
Increase in Net Assets:	2014	2013

Operations
Net investment income	$82,013	$4,868,858
Net realized gain	53,147,382	58,547,459
Net change in unrealized appreciation/depreciation	(9,681,308)	(16,080,632)

Net increase in net assets resulting from operations	43,548,087	47,335,685

Distributions to Shareholders From[1]
Net investment income:
Institutional	(2,940,379)	(854,926)
Service	(17,511)	(20,556)
Investor A	(3,753,926)	(4,326,576)
Investor B	(78,744)	(15,863)
Investor C	(649,050)	(271,036)
Net realized gain:
Institutional	(19,653,564)	(2,193,125)
Service	(140,882)	(70,315)
Investor A	(30,046,152)	(14,426,688)
Investor B	(927,559)	(670,450)
Investor C	(6,652,735)	(3,215,648)

Decrease in net assets resulting from distributions to shareholders	(64,860,502)	(26,065,183)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	194,193,414	24,614,595

Net Assets
Total increase in net assets	172,880,999	45,885,097
Beginning of year	603,074,499	557,189,402

End of year	$775,955,498	$603,074,499

Undistributed net investment income, end of year	$7,792,858	$11,785,351

[1]	Distributions for annual periods determined in accordance with federal tax regulations.

See Notes to Financial Statements.

28	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014

Financial Highlights

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$15.95	$15.37	$14.03	$14.31	$13.28	$15.90	$15.31	$13.99	$14.27	$13.24

Net investment income (loss)[1]	0.04	0.19	0.23	0.29	0.29	(0.01)	0.15	0.19	0.25	0.25
Net realized and unrealized gain (loss)	1.04	1.19	1.68	(0.26)	1.02	1.02	1.19	1.67	(0.26)	1.03

Net increase (decrease) from investment operations	1.08	1.38	1.91	0.03	1.31	1.01	1.34	1.86	(0.01)	1.28

Distributions from:[2]
Net investment income	(0.20)	(0.22)	(0.26)	(0.31)	(0.28)	(0.16)	(0.17)	(0.23)	(0.27)	(0.25)
Net realized gain	(1.31)	(0.58)	(0.31)	—	—	(1.31)	(0.58)	(0.31)	—	—

Total distributions	(1.51)	(0.80)	(0.57)	(0.31)	(0.28)	(1.47)	(0.75)	(0.54)	(0.27)	(0.25)

Net asset value, end of year	$15.52	$15.95	$15.37	$14.03	$14.31	$15.44	$15.90	$15.31	$13.99	$14.27

Total Return[3]
Based on net asset value	7.02%	9.35%	13.89%	0.06%	9.99%	6.57%	9.06%	13.53%	(0.21)%	9.74%

Ratios to Average Net Assets
Total expenses	0.85%[4]	0.91%[5]	0.95%[6]	0.94%	0.95%	1.21%[4]	1.24%[5]	1.27%[6]	1.24%	1.27%

Total expenses excluding recoupment of past waived and/or reimbursed fees	0.85%[4]	0.89%[5]	0.91%[6]	0.94%	0.95%	1.17%[4]	1.23%[5]	1.27%[6]	1.24%	1.27%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.82%[4]	0.87%[5]	0.90%[6]	0.90%	0.91%	1.17%[4]	1.17%[5]	1.18%[6]	1.18%	1.19%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.82%[4]	0.87%[5]	0.89%[6]	0.89%	0.89%	1.17%[4]	1.17%[5]	1.17%[6]	1.17%	1.17%

Net investment income (loss)	0.28%[4]	1.22%[5]	1.59%[6]	1.91%	2.09%	(0.04)%[4]	0.95%[5]	1.30%[6]	1.63%	1.80%

Supplemental Data
Net assets, end of year (000)	$342,794	$132,007	$59,041	$40,259	$39,083	$1,703	$1,774	$1,915	$1,676	$1,652

Portfolio turnover rate[7]	181%	192%	324%	401%	400%	181%	192%	324%	401%	400%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10%.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2014	2013	2012	2011	2010

Portfolio turnover rate (excluding MDRs)	181%	192%	254%	236%	302%

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014	29

Financial Highlights (continued)

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$15.89	$15.30	$13.98	$14.26	$13.23	$15.69	$15.10	$13.83	$14.10	$13.08

Net investment income (loss)[1]	(0.00)[2]	0.15	0.19	0.25	0.24	(0.15)	0.01	0.06	0.13	0.12
Net realized and unrealized gain (loss)	1.01	1.19	1.66	(0.26)	1.03	1.00	1.16	1.65	(0.26)	1.03

Net increase (decrease) from investment operations	1.01	1.34	1.85	(0.01)	1.27	0.85	1.17	1.71	(0.13)	1.15

Distributions from:[3]
Net investment income	(0.16)	(0.17)	(0.22)	(0.27)	(0.24)	(0.11)	(0.01)	(0.13)	(0.14)	(0.13)
Net realized gain	(1.31)	(0.58)	(0.31)	—	—	(1.31)	(0.57)	(0.31)	—	—

Total distributions	(1.47)	(0.75)	(0.53)	(0.27)	(0.24)	(1.42)	(0.58)	(0.44)	(0.14)	(0.13)

Net asset value, end of year	$15.43	$15.89	$15.30	$13.98	$14.26	$15.12	$15.69	$15.10	$13.83	$14.10

Total Return[4]
Based on net asset value	6.58%	9.09%	13.51%	(0.23)%	9.70%	5.56%	8.04%	12.60%	(1.01)%	8.78%

Ratios to Average Net Assets
Total expenses	1.16%[5]	1.18%[6]	1.23%[7]	1.20%	1.23%	2.16%[5]	2.10%[6]	2.08%[7]	2.00%	2.04%

Total expenses excluding recoupment of past waived and/or reimbursed fees	1.15%[5]	1.18%[6]	1.23%[7]	1.20%	1.22%	2.15%[5]	2.10%[6]	2.08%[7]	2.00%	2.02%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.13%[5]	1.14%[6]	1.20%[7]	1.20%	1.22%	2.13%[5]	2.06%[6]	2.06%[7]	2.00%	2.04%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.13%[5]	1.14%[6]	1.19%[7]	1.19%	1.20%	2.13%[5]	2.06%[6]	2.05%[7]	1.98%	2.02%

Net investment income (loss)	(0.00)%[5]	0.98%[6]	1.28%[7]	1.61%	1.75%	(0.98)%[5]	0.08%[6]	0.45%[7]	0.84%	0.91%

Supplemental Data
Net assets, end of year (000)	$350,131	$374,715	$390,209	$370,916	$385,511	$6,861	$12,730	$19,077	$31,595	$49,315

Portfolio turnover rate[8]	181%	192%	324%	401%	400%	181%	192%	324%	401%	400%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10%.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%.

[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	181%	192%	254%	236%	302%

See Notes to Financial Statements.

30	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014

Financial Highlights (concluded)

	Investor C
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$15.60	$15.02	$13.76	$14.04	$13.04

Net investment income (loss)[1]	(0.10)	0.04	0.08	0.13	0.14
Net realized and unrealized gain (loss)	1.00	1.17	1.64	(0.25)	1.02

Net increase (decrease) from investment operations	0.90	1.21	1.72	(0.12)	1.16

Distributions from:[2]
Net investment income	(0.13)	(0.05)	(0.15)	(0.16)	(0.16)
Net realized gain	(1.31)	(0.58)	(0.31)	—	—

Total distributions	(1.44)	(0.63)	(0.46)	(0.16)	(0.16)

Net asset value, end of year	$15.06	$15.60	$15.02	$13.76	$14.04

Total Return[3]
Based on net asset value	5.91%	8.29%	12.75%	(0.94)%	8.86%

Ratios to Average Net Assets
Total expenses	1.84%[4]	1.88%[5]	1.93%[6]	1.93%	1.94%

Total expenses excluding recoupment of past waived and/or reimbursed fees	1.83%[4]	1.88%[5]	1.93%[6]	1.93%	1.94%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.81%[4]	1.83%[5]	1.90%[6]	1.93%	1.94%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.81%[4]	1.83%[5]	1.90%[6]	1.92%	1.92%

Net investment income (loss)	(0.68)%[4]	0.28%[5]	0.58%[6]	0.89%	1.05%

Supplemental Data
Net assets, end of year (000)	$74,467	$81,850	$86,947	$81,644	$84,367

Portfolio turnover rate[7]	181%	192%	324%	401%	400%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10%.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	181%	192%	254%	236%	302%

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014	31

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Managed Volatility Portfolio (the “Fund”) is a series of the Trust and is classified as diversified.

The Fund offers multiple classes of shares. Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The Fund, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

32	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the
U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, swaps and options written) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains,

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014	33

Notes to Financial Statements (continued)

dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Collateralized Debt Obligations: The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage

34	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedule of Investments.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Typically, the Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of September 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014	35

Notes to Financial Statements (continued)

impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk and interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

36	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Transactions in options written for the year ended September 30, 2014, were as follows:

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options, beginning of year	29	$29,347	29	$37,143
Options written	1,267	1,081,411	1,306	961,602
Options closed	(1,288)	(1,107,488)	(1,287)	(981,422)

Outstanding options, end of year	8	$3,270	48	$17,323

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014	37

Notes to Financial Statements (continued)

take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time.

•

Forward interest rate swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of September 30, 2014
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Investments at value — unaffiliated[2]; Options written at value	$383,924	$252,798
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contacts; Net unrealized appreciation/depreciation[1]	6,530,507	472,571
Credit contracts	Net unrealized appreciation/depreciation[1]	25,724	—
Equity contracts	Net unrealized appreciation/depreciation[1]; Net unrealized appreciation/depreciation on OTC swaps	2,219,427	1,714,951
Total		$9,159,582	$2,440,320

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended September 30, 2014

	Net Realized Gain (Loss) from	Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$(1,339,643)	$ 313,603
Swaps	(1,035,104)	482,515
Options[1]	273,351	26,815
Foreign currency exchange contracts:
Financial futures contracts	116,155	(29,051)
Foreign currency transactions/translations	1,387,291	7,971,716
Credit contracts:
Swaps	(45,698)	25,515
Equity contracts:
Financial futures contracts	12,924,372	377,920
Swaps	1,695,772	(1,283,151)
Total	$ 13,976,496	$ 7,885,882

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

38	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

For the year ended September 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	1,747
Average number of contracts sold	693
Average notional value of contracts purchased	$173,065,713
Average notional value of contracts sold	$86,126,514
Forward foreign currency exchange contracts:
Average number of contracts - USD purchased	164
Average number of contracts - USD sold	106
Average USD amounts purchased	$268,871,341
Average USD amounts sold	$138,963,526
Options:
Average number of option contracts purchased	44
Average number of option contracts written	153
Average notional amount of option contracts purchased	$5,390,000
Average notional amount of option contracts written	$18,905,500
Credit default swaps:
Average number of contracts - buy protection	1
Average number of contracts - sell protection	1
Average notional amount - buy protection	$476,876
Average notional amount - sell protection	$94,729
Interest rate swaps:
Average number of contracts - pays fixed rate	4
Average number of contracts - receives fixed rate	1
Average notional amount - pays fixed rate	$12,749,297
Average notional amount - receives fixed rate	$2,188,132
Total return swaps:
Average number of contracts	2
Average notional amount	$5,839,167

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014	39

Notes to Financial Statements (continued)

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

As of September 30, 2014, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$1,059,448	$561,329
Forward foreign currency exchange contracts	6,355,270	472,571
Options[1]	82,500	22,125
Swaps-Centrally cleared	120,420	—
Swaps-OTC[2]	—	1,283,151

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$7,617,638	$2,339,176
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,262,368)	(583,454)

Total derivative assets and liabilities subject to an MNA	$6,355,270	$1,755,722

[1]	Includes options purchased at value which are included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund as of September 30, 2014:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$1,435,406	$(61,339)	—	—	$1,374,067
BNP Paribas S.A.	1,396,537	(10,162)	—	—	1,386,375
Citibank N.A.	19,987	(16,864)	—	—	3,123
Credit Suisse International	6,971	(6,971)	—	—	—
Deutsche Bank AG	111,433	(111,433)	—		—
Goldman Sachs International	1,447,293	(63,694)	—	—	1,383,599
HSBC Bank PLC	1,469,962	(59,346)	—	—	1,410,616
JPMorgan Chase Bank N.A.	83,309	(63,686)	—	—	19,623
Morgan Stanley & Co. International PLC	8,269	(8,269)	—	—	—
Royal Bank of Canada	6,504	(3,072)	—	—	3,432
UBS AG	352,674	(48,715)	—	—	303,959
Westpac Banking Corp.	16,925	(15,281)	—	—	1,644

	$6,355,270	$(468,832)	—	—	$5,886,438

40	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A	$6,577	—	—	—	$6,577
Barclays Bank PLC	61,339	$(61,339)	—	—	—
BNP Paribas S.A	10,162	(10,162)	—	—	—
Citibank N.A	16,864	(16,864)	—	—	—
Credit Suisse International	622,229	(6,971)	—	—	615,258
Deutsche Bank AG	770,171	(111,433)	—	$(600,000)	58,738
Goldman Sachs International	63,694	(63,694)	—	—	—
HSBC Bank PLC	59,346	(59,346)	—	—	—
JPMorgan Chase Bank N.A	63,686	(63,686)	—	—	—
Morgan Stanley & Co. International PLC	8,346	(8,269)	—	—	77
Royal Bank of Canada	3,072	(3,072)	—	—	—
State Street Bank and Trust Co	6,240	—	—	—	6,240
UBS AG	48,715	(48,715)	—	—	—
Westpac Banking Corp	15,281	(15,281)	—	—	—

	$1,755,722	$(468,832)	—	$(600,000)	$686,890

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500%
$2 Billion - $3 Billion	0.475%
Greater than $3 Billion	0.450%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by the Manager or its affiliates, if any. This amount is shown as fees waived by Manager in the Statement of Operations. For the year ended September 30, 2014, the amount waived was $213,598.

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), BlackRock Asset Management North Asia Limited (“BNA”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays BIL, BNA and BSL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager. Effective March 21, 2014, BNA replaced BlackRock (Hong Kong) Limited as sub-advisor. Prior to July 1, 2014, BlackRock Financial Management, Inc. (“BFM”) served as a sub-advisor to the Fund pursuant to a sub-advisory agreement with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by the Fund to the Manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreement between the Manager and BFM, with respect to the Fund, expired.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014	41

Notes to Financial Statements (continued)

ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service	Investor A	Investor B	Investor C
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensate BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the year ended September 30, 2014, the following table shows the class specific service and distribution fees borne directly by each class of the Fund:

Service	Investor A	Investor B	Investor C	Total
$4,377	$916,340	$97,265	$793,801	$1,811,783

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2014, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Service	Investor A	Total
$195,969	$2,770	$10,842	$209,581

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2014, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Service	Investor A	Investor B	Investor C	Total
$1,856	$140	$105,607	$6,218	$4,190	$118,011

For the year ended September 30, 2014, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Service	Investor A	Investor B	Investor C	Total
$327,161	$3,660	$684,799	$42,283	$90,916	$1,148,819

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Fund. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of the Fund. The combined administration fee, which is shown as administration in the Statement of Operations, is paid at the following annual rates. In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Statement of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee — Class Specific
First $500 Million	0.075%	0.025%
$500 Million - $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

For the year ended September 30, 2014, the Fund paid $498,176 to the Manager in return for these services, which is included in administration and administration — class specific in the Statement of Operations.

For the year ended September 30, 2014, the following table shows the class specific administration fees borne directly by each class of the Fund:

Institutional	Service	Investor A	Investor B	Investor C	Total
$63,297	$438	$91,649	$2,435	$19,850	$177,669

42	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Fund or a share class, which are included in administration fees waived — class specific in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Service	Investor A	Investor B	Investor C
0.89%	1.17%	1.37%	2.14%	2.14%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2015 unless approved by the Board, including a majority of the Independent Trustees.

Class specific expense waivers or reimbursements are as follows:

	Institutional	Service	Investor B	Total
Administration Fees Waived	$3,940	$51	$379	$4,370
Transfer Agent Fees Waived	—	$11	$145	$156
Transfer Agent Fees Reimbursed	—	$74	—	$74

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended September 30, 2014, the Manager recouped waivers previously recorded of $46,103, $5,313, $451 and $350 for Fund level, Institutional Shares, Service Shares and Investor B Shares, respectively.

On September 30, 2014, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expires September 30,	Institutional	Service	Investor B
2015	—	$557	—
2016	$3,940	$136	$523

Waivers and/or reimbursements of $675 previously recorded by the Fund, which were subject to recoupment by the Manager for Service Shares, expired on September 30, 2014.

For the year ended September 30, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $16,471.

For the year ended September 30, 2014, affiliates received CDSCs as follows:

Investor A	Investor B	Investor C	Total
$566	$3,424	$2,907	$6,897

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014	43

Notes to Financial Statements (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, the Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, the Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended September 30, 2014, the Fund paid BIM $1,058 for securities lending agent services.

The Fund recorded payments from an affiliate to compensate for foregone securities lending revenue, which is shown as other income — affiliated in the Statement of Operations.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended September 30, 2014, the sales transactions from an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $142,996.

6. Purchases and Sales:

Purchases and sales of investments, including paydowns, TBA transactions and excluding short-term securities, for the year ended September 30, 2014 were, $718,931,475 and $832,683,706, respectively.

Purchases of U.S. government securities for the year ended September 30, 2014 were $6,183,265.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended September 30, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of September 30, 2014, the following permanent differences attributable to the accounting for swap agreements and foreign currency transactions were reclassified to the following accounts:

Undistributed net investment income	$3,365,104
Undistributed net realized gain	$(3,365,104)

The tax character of distributions was paid as follows:

	09/30/14	09/30/13
Ordinary income	$32,776,803	$14,123,543
Long-term capital gains	32,083,699	11,941,640

Total	$64,860,502	$26,065,183

44	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)

As of September 30, 2014, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$30,140,883
Undistributed long-term capital gains	22,444,337
Net unrealized gains[1]	8,439,238

Total	$61,024,458

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts and the accounting for swap agreements.

As of September 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$779,892,099

Gross unrealized appreciation	$21,217,992
Gross unrealized depreciation	(12,740,471)

Net unrealized appreciation	$8,477,521

8. Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended September 30, 2014.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014	45

Notes to Financial Statements (concluded)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
Institutional
Shares sold	18,459,670	$291,296,269	5,399,210	$85,173,661
Shares issued in reinvestment of distributions	1,325,140	20,157,670	191,428	2,878,727
Shares redeemed	(5,967,622)	(92,271,562)	(1,155,843)	(17,865,866)

Net increase	13,817,188	$219,182,377	4,434,795	$70,186,522

Service
Shares sold	3,606	$57,541	3,454	$52,993
Shares issued in reinvestment of distributions	10,118	153,456	5,836	87,401
Shares redeemed	(14,985)	(235,818)	(22,814)	(351,502)

Net decrease	(1,261)	$(24,821)	(13,524)	$(211,108)

Investor A
Shares sold and automatic conversion of shares	996,006	$15,419,000	1,134,995	$17,477,082
Shares issued in reinvestment of distributions	2,177,841	33,005,225	1,224,911	18,341,023
Shares redeemed	(4,075,561)	(63,161,360)	(4,276,680)	(65,889,375)

Net decrease	(901,714)	$(14,737,135)	(1,916,774)	$(30,071,270)

Investor B
Shares sold	5,115	$78,672	11,692	$178,376
Shares issued in reinvestment of distributions	65,575	980,348	45,316	669,151
Shares redeemed and automatic conversion of shares	(428,394)	(6,529,169)	(509,365)	(7,763,294)

Net decrease	(357,704)	$(5,470,149)	(452,357)	$(6,915,767)

Investor C
Shares sold	271,370	$4,093,112	357,660	$5,416,805
Shares issued in reinvestment of distributions	468,294	6,958,846	227,187	3,333,431
Shares redeemed	(1,042,063)	(15,808,816)	(1,127,929)	(17,124,018)

Net decrease	(302,399)	$(4,756,858)	(543,082)	$(8,373,782)

Total Net Increase	12,254,110	$194,193,414	1,509,058	$24,614,595

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

46	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock FundsSM and Shareholders of BlackRock Managed Volatility Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Managed Volatility Portfolio (the “Fund”), a series of BlackRock FundsSM, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Managed Volatility Portfolio as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 25, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended September 30, 2014:

Payable Dates	10/18/13	12/31/13	4/17/14	7/18/14
Qualified Dividend Income for Individuals[1]	6.39%	6.39%	9.02%	9.02%
Distributions Qualifying for the Dividends Received Deduction for Corporations[1]	3.47%	3.47%	5.65%	5.65%
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents[2]	77.54%	77.54%	64.03%	64.03%

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income distributions eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $0.734441 per share to shareholders of record on December 27, 2013.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014	47

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 24, 2014 (the “April Meeting”) and May 28-30, 2014 (the “May Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, on behalf of BlackRock Managed Volatility Portfolio (the “Fund”), a series of the Trust. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock Asset Management North Asia Limited (“BAMNA”) with respect to the Fund (the “BAMNA Sub-Advisory Agreement”), the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL”) with respect to the Fund (the “BIL Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and BlackRock (Singapore) Limited (“BRS,” and together with BAMNA and BIL, the “Sub-Advisors”) with respect to the Fund (the “BRS Sub-Advisory Agreement,” and together with the BAMNA Sub-Advisory Agreement and the BIL Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The initial approval of the BAMNA Sub-Advisory Agreement took place at an in-person Board meeting on February 19-21, 2014. At that meeting, the Board reviewed materials relating to its consideration of the proposed BAMNA Sub-Advisory Agreement, and the factors considered by the Board were substantially the same as the factors considered at the May Meeting. At the May Meeting, it was noted that the sub-advisory agreement between the Manager and BlackRock Financial Management, Inc. with respect to the Fund would expire effective July 1, 2014. It was also noted that the non-renewal of the impacted sub-advisory agreement would not result in any change in the nature or quality of services provided to the Fund, or in the portfolio management team that serves the Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) the Fund’s operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of BlackRock’s product pipeline, opportunities to consolidate funds and BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability, implementation of alternative investment strategies, investment performance, portfolio manager compensation and accountability, portfolio managers’ investments in the funds they manage, supplemental service agreements with third

48	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties) and management fee levels and breakpoints. The Board further considered the importance of: (i) BlackRock’s management organization; (ii) marketing support for the funds; (iii) services provided to the funds by BlackRock affiliates; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to the Fund and each of the Sub-Advisory Agreements between the Manager and the pertinent Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2015. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014	49

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the second, third and second quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three-year period and noted that they will monitor the Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

50	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to the Fund, the BAMNA Sub-Advisory Agreement between the Manager and BAMNA with respect to the Fund, the BIL Sub-Advisory Agreement between the Manager and BIL with respect to the Fund and the BRS Sub-Advisory Agreement between the Manager and BRS with respect to the Fund, each for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014	51

Officers and Trustees

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Ronald W. Forbes 1940	Co-Chairman of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 152 Portfolios	None
Rodney D. Johnson 1941	Co-Chairman of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 152 Portfolios	None
David O. Beim 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 152 Portfolios	None
Frank J. Fabozzi 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	115 RICs consisting of 235 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2004	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 152 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Trustee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 152 Portfolios	None
Ian A. MacKinnon 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 152 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 152 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 152 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 152 Portfolios	None
Toby Rosenblatt 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 152 Portfolios	None

52	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 152 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005-2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 152 Portfolios	None

[1]    The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]    Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Trustees on a case-by-case basis, as appropriate.

[3]    Date shown is the earliest date a person has served for the Trust. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Trustees[4]
Paul L. Audet 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 331 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 331 Portfolios	None

[4]    Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet, Dr. Fabozzi and Mr. Gabbay are also directors of the BlackRock registered closed-end funds and directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Trustees on a case-by-case basis, as appropriate.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014	53

Officers and Trustees (concluded)

Name, Address,[1] and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary to the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective May 30, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Trust and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Trust.

Effective September 19, 2014, Brendan Kyne resigned as a Vice President of the Trust and Jennifer McGovern became a Vice President of the Trust.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock International Limited Edinburgh, Scotland EH3 8BL	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022

Legal Counsel Sidley Austin LLP New York, NY 10019 Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	BlackRock Asset Management North Asia Limited Hong Kong BlackRock (Singapore) Limited 079912 Singapore	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

54	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014

Additional Information

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
www.blackrock.com/funds

2)	Select “Access Your Account”

3)	Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q is available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014	55

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

56	BLACKROCK MANAGED VOLATILITY PORTFOLIO	SEPTEMBER 30, 2014

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MV-9/14-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock All-Cap Energy & Resources Portfolio	$21,163	$22,163	$0	$0	$12,850	$12,850	$0	$0
BlackRock Emerging Markets Dividend Fund	$35,963	$35,263	$0	$0	$13,850	$3,000	$0	$0
BlackRock Energy & Resources Portfolio	$28,238	$26,663	$0	$0	$12,850	$12,850	$0	$0
BlackRock Flexible Equity Portfolio	$20,988	$19,763	$0	$0	$12,850	$12,850	$0	$0
BlackRock Global Opportunities Portfolio	$27,213	$24,063	$0	$0	$13,850	$0	$0	$0
BlackRock Health Sciences Opportunities Portfolio	$22,913	$19,763	$0	$0	$12,850	$3,000	$0	$0
BlackRock International Opportunities Portfolio	$27,213	$24,063	$0	$0	$13,850	$16,850	$0	$0
BlackRock Managed Volatility Portfolio	$64,638	$58,863	$0	$0	$12,850	$15,850	$0	$0
BlackRock Mid-Cap Growth Equity Portfolio	$20,288	$19,763	$0	$0	$12,850	$12,850	$0	$0
BlackRock Science & Technology Opportunities Portfolio	$26,713	$23,563	$0	$0	$12,850	$12,350	$0	$0
BlackRock Small Cap Growth Equity Portfolio	$22,688	$22,163	$0	$0	$12,850	$12,850	$0	$0
BlackRock U.S. Opportunities Portfolio	$22,688	$22,163	$0	$0	$12,850	$12,850	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock All-Cap Energy & Resources Portfolio	$12,850	$12,850
BlackRock Emerging Markets Dividend Fund	$13,850	$3,000
BlackRock Energy & Resources Portfolio	$12,850	$12,850
BlackRock Flexible Equity Portfolio	$12,850	$12,850
BlackRock Global Opportunities Portfolio	$13,850	$0
BlackRock Health Sciences Opportunities Portfolio	$12,850	$3,000
BlackRock International Opportunities Portfolio	$13,850	$16,850
BlackRock Managed Volatility Portfolio	$12,850	$15,850
BlackRock Mid-Cap Growth Equity Portfolio	$12,850	$12,850
BlackRock Science & Technology Opportunities Portfolio	$12,350	$12,350
BlackRock Small Cap Growth Equity Portfolio	$12,850	$12,850
BlackRock U.S. Opportunities Portfolio	$12,850	$12,850

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: December 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: December 2, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds

Date: December 2, 2014